                                                              File Nos. 811-1136
                                                                         2-19458
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [_]
         Post-Effective Amendment No. 80                                [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [_]
         Amendment No. 80                                               [X]

                        (Check appropriate box or boxes)

                              SECURITY EQUITY FUND
               (Exact Name of Registrant as Specified in Charter)

                 700 HARRISON STREET, TOPEKA, KANSAS 66636-0001
                (Address of Principal Executive Offices/Zip Code)

               Registrant's Telephone Number, including area code:
                                 (785) 431-3127

                                                           Copies To:

   John D. Cleland, President                              Amy J. Lee, Secretary
   Security Equity Fund                                    Security Equity Fund
   700 Harrison Street                                     700 Harrison Street
   Topeka, KS 66636-0001                                   Topeka, KS 66636-0001
   (Name and address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[_]  immediately upon filing pursuant to paragraph (b)

[X]  on October 15, 1997, pursuant to paragraph (b)

[_] 60 days after filing pursuant to paragraph (a)(1) on October 15, 1997, pursuant to paragraph (a)(1)

[_] 75 days after filing pursuant to paragraph (a)(2) on October 15, 1997, pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                              --------------------

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith. The Registrant filed the Notice required by 24f-2 on November 26, 1996.

                              SECURITY EQUITY FUND
                                    FORM N-1A
                              CROSS REFERENCE SHEET


FORM N-1A
ITEM NUMBER          CAPTION
-----------          -------
PART A               PROSPECTUS

       1.            Cover Page
       2.            Not Applicable
       2a.           Transaction and Operating Expense Table
       3.            Financial Highlights; Performance
       4.            Investment Objective and Policies of the Funds
       5.            Management of the Funds; Trading Practices and Brokerage
       6.            General Information; Dividends and Taxes; Foreign Taxes
       7.            How to Purchase Shares; Determination of Net Asset Value;
                     Shareholder Services; Appendix A
       8.            How to Redeem Shares
       9.            Not Applicable

                     EXPLANATORY NOTE

                         This Post-Effective  Amendment No. 80 (the "Amendment")
                     to the Registrant's Registration Statement on Form N-1A (File Nos. 2-19458 and 811-1136) is being filed solely for the purpose of updating the financial statements of the Value Series of the Registrant in accordance with the undertaking filed as part of the Series' initial Registration Statement. As a result, the Amendment does not affect the Registrant's currently effective Asset Allocation Series or Social Awareness Series prospectuses, which prospectuses are hereby incorporated by reference as most recently filed pursuant to Rule 497 under the Securities Act of 1933, as amended.

PART B               STATEMENT OF ADDITIONAL INFORMATION

     10.             Cover Page
     11.             Table of Contents
     12.             Not Applicable
     13. Investment Objective and Policies of the Funds; Investment Policy Limitations
     14.             Officers and Directors
     15.             Remuneration of Directors and Others
     16. Investment Management; Distributor; Custodian, Transfer Agent and Dividend-Paying Agent
     17.             Allocation of Portfolio Brokerage

PART B (Continued)   STATEMENT OF ADDITIONAL INFORMATION

     18.             Organization
     19.             How to Purchase Shares;  How Net Asset Value is Determined;
                     How to Redeem Shares; How to Exchange Shares; Systematic Withdrawal Program; Accumulation Plan; Retirement Plans; Individual Retirement Accounts (IRAs); SIMPLE IRAs, Pension and Profit Sharing Plans; 403(b) Retirement Plans; Simplified Employee Pension Plans (SEPPs); Appendix B
     20.             Dividends  and  Taxes
     21.             Distributor
     22.             Performance Information
     23.             Financial Statements; Independent Auditors

SECURITY
FUNDS
================================================================================

PROSPECTUS
October 15, 1997


* Security Growth and Income Fund

* Security Equity Fund

   - Equity Series

   - Global Series

   - Value Series

   - Small Company Series

* Security Ultra Fund

* Application


[SDI Logo]
SECURITY DISTRIBUTORS, INC.
A Member of The Security Benefit
Group of Companies

SECURITY FUNDS
PROSPECTUS
================================================================================

SECURITY GROWTH AND INCOME FUND

SECURITY EQUITY FUND                   PROSPECTUS
  EQUITY SERIES                    OCTOBER 15, 1997
  GLOBAL SERIES
  VALUE SERIES
  SMALL COMPANY SERIES

SECURITY ULTRA FUND

MEMBERS OF THE SECURITY BENEFIT GROUP OF COMPANIES
700 HARRISON, TOPEKA, KANSAS 66636-0001

   The  investment  objective  of Security  Growth and Income Fund  ("Growth and
Income Fund") is long-term growth of capital with a secondary emphasis on income. Growth and Income Fund seeks to achieve this objective through investment in a diversified portfolio which will ordinarily consist principally of common stocks but may also include other securities when deemed advisable. Such other securities may include securities convertible into common stocks, preferred stocks and U.S. and foreign debt securities, which may include higher yielding, higher risk securities ("junk bonds") ordinarily characteristic of securities in the lower rating categories of the recognized rating services. BECAUSE GROWTH AND INCOME FUND INVESTS IN SUCH JUNK BONDS, IT MAY NOT BE SUITABLE FOR ALL INVESTORS. IN ADDITION TO OTHER RISKS, JUNK BONDS ARE SUBJECT TO GREATER FLUCTUATIONS IN VALUE AND RISK OF LOSS OF INCOME AND PRINCIPAL DUE TO DEFAULT BY THE ISSUER THAN ARE LOWER YIELDING, HIGHER RATED BONDS.

   The investment objective of Security Equity Fund ("Equity Fund") is long-term capital growth. Equity Fund seeks this objective primarily through investment in equity securities, and emphasis is placed upon the selection of those securities which, in the opinion of the Investment Manager, offer basic value or above-average capital growth potential.

   The investment objective of Security Global Fund ("Global Fund") is long-term growth of capital. Global Fund seeks this objective primarily through investment in common stocks and equivalents of companies domiciled in foreign countries and the United States. Investments in foreign securities may involve risks not present in domestic investments.

   The investment objective of Security Value Fund ("Value Fund") is to seek long-term growth of capital by investing primarily in a diversified portfolio of common stocks, securities convertible into common stocks, preferred stocks, and warrants which the Investment Manager believes are undervalued.

   The investment objective of Security Small Company Fund ("Small Company Fund") is long-term growth of capital. Small Company Fund seeks this objective primarily through investment in domestic and foreign equity securities of small market capitalization companies (defined as companies with market capitalizations of less than $1 billion at the time of purchase).

   The investment objective of Security Ultra Fund ("Ultra Fund") is capital appreciation. Ultra Fund seeks this objective primarily through investment in equity securities. Ultra Fund will ordinarily invest in a diversified portfolio of common stocks and securities convertible into common stocks, and the portfolio may include the securities of smaller and less mature companies. ULTRA FUND MAY ENGAGE IN SHORT-TERM TRADING WHICH MAY BE CONSIDERED SPECULATIVE, AND INCREASES RISKS TO ULTRA FUND.

   This Prospectus sets forth concisely the information that a prospective investor should know about the Funds. It should be read and retained for future reference. Certain additional information is contained in a "Statement of Additional Information" about the Funds, dated October 15, 1997, which has been filed with the Securities and Exchange Commission. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference in this Prospectus. It is available at no charge by writing Security Distributors, Inc., 700 Harrison, Topeka, Kansas 66636-0001, or by calling (785) 431-3127 or (800) 888-2461.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUNDS INVOLVES RISK, INCLUDING LOSS OF PRINCIPAL, AND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

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SECURITY FUNDS
CONTENTS
================================================================================

                                                                            Page

Transaction and Operating Expense Table....................................   1
Financial Highlights.......................................................   2
Investment Objective and Policies of the Funds.............................   8
  Growth and Income Fund...................................................   8
  Equity Fund..............................................................  10
  Global Fund..............................................................  10
  Value Fund...............................................................  12
  Small Company Fund.......................................................  12
  Ultra Fund...............................................................  13
Investment Methods and Risk Factors........................................  14
Management of the Funds....................................................  21
  Portfolio Management.....................................................  22
How to Purchase Shares.....................................................  23
  Alternative Purchase Options.............................................  23
  Class A Shares...........................................................  23
  Security Equity Fund's Class A Distribution Plan.........................  24
  Class B Shares...........................................................  24
  Class B Distribution Plan................................................  25
  Calculation and Waiver of Contingent Deferred Sales Charges..............  25
  Arrangements with Broker-Dealers and Others..............................  26
  Purchases at Net Asset Value.............................................  26
How to Redeem Shares.......................................................  27
  Telephone Redemptions....................................................  27
Dividends and Taxes........................................................  28
  Foreign Taxes............................................................  29
Determination of Net Asset Value...........................................  29
Trading Practices and Brokerage............................................  29
Performance................................................................  29
Shareholder Services.......................................................  30
  Accumulation Plan........................................................  30
  Systematic Withdrawal Program............................................  30
  Exchange Privilege.......................................................  31
  Retirement Plans.........................................................  31
General Information........................................................  31
  Organization.............................................................  31
  Stockholder Inquiries....................................................  32
Appendix A - Class A Shares Reduced Sales Charges..........................  33
  Rights of Accumulation...................................................  33
  Statement of Intention...................................................  33
  Reinstatement Privilege..................................................  33

SECURITY FUNDS
PROSPECTUS
================================================================================

                     TRANSACTION AND OPERATING EXPENSE TABLE
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES (ALL FUNDS)                  CLASS A SHARES     CLASS B SHARES(1)
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)                             5.75%                None

Maximum Sales Load Imposed on Reinvested Dividends                None                 None
Deferred Sales Load (as a percentage of original purchase         None(2)       5% during the first
  price or redemption proceeds, whichever is lower)                             year, decreasing to
                                                                                0% in the sixth and
                                                                                following years

                                       GROWTH AND                                                         SMALL
                                       INCOME FUND     EQUITY FUND     GLOBAL FUND     VALUE FUND     COMPANY FUND     ULTRA FUND
                                     CLASS A CLASS B CLASS A CLASS B CLASS A CLASS B CLASS A CLASS B CLASS A CLASS B CLASS A CLASS B
                                     ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of net assets)


Management Fees
  (after fee waivers)(3)              1.29%   1.29%   1.04%   1.04%   2.00%   2.00%   0.00%   0.00%   0.00%   0.00%   1.31%   1.31%

12b-1 Fees(4)                         None    1.00%   None    1.00%   None    1.00%   None    1.00%   0.25%   1.00%   None    1.00%

Other Expenses(5)                     0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   1.24%   1.24%   1.24%   1.24%   0.00%   0.00%
                                      -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----   -----

Total Fund Operating Expenses(6)      1.29%   2.29%   1.04%   2.04%   2.00%   3.00%   1.24%   2.24%   1.49%   2.24%   1.31%   2.31%
                                      =====   =====   =====   =====   =====   =====   =====   =====   =====   =====   =====   =====
EXAMPLE
  You would pay the           1 Year   $ 70    $ 73    $ 68    $ 71    $ 77    $ 80     $69    $ 73    $ 72    $ 73    $ 70    $ 73
  following expenses          3 Years    96     102      89      94     117     123      95     100     102     100      97     102
  on a $1,000 investment      5 Years   124     143     112     130     159     178      --      --      --      --     125     144
  assuming (1) 5 percent     10 Years   204     263     177     237     277     332      --      --      --      --     206     265
  annual return and
  (2) redemption at the
  end of each time period

EXAMPLE
  You would pay the           1 Year   $ 70    $ 23    $ 68    $ 21    $ 77    $ 30     $69    $ 23    $ 72    $ 23    $ 70    $ 23
  following expenses on       3 Years    96      72      89      64     117      93      95      70     102      70      97      72
  a $1,000 investment,        5 Years   124     123     112     110     159     158      --      --      --      --     125     124
  assuming (1) 5 percent     10 Years   204     263     177     237     277     332      --      --      --      --     206     265
  annual return and
  (2) no redemption

(1) Class B shares convert tax-free to Class A shares automatically after eight years.

(2) Purchases of Class A shares in amounts of $1,000,000 or more are not subject to an initial sales load; however, a contingent deferred sales charge of 1% is imposed in the event of redemption within one year of purchase. See "Class A Shares," page 23.

(3) The Investment Manager has agreed to waive the investment advisory fees of Value Fund and Small Company Fund; absent such fee waiver, "Management Fees" would have been 1.00%.

(4) Long-term holders of shares that are subject to an asset-based sales charge may pay more than the equivalent of the maximum front-end sales charge otherwise permitted by NASD Rules.


(5) The amount of "Other Expenses" of Value Fund and Small Company Fund is based on estimated amounts for the period ending September 30, 1997.


(6) The Investment Manager has agreed to waive the investment advisory fee of 1% of Value Fund and Small Company Fund; absent such fee waiver, "Total Fund Operating Expenses" would have been as follows: 2.24% for Class A shares and 3.24% for Class B shares of Value Fund and 2.49% for Class A shares and 3.24% for Class B shares of Small Company Fund.

THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AS ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. THE ASSUMED FIVE PERCENT ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN. THE ACTUAL RETURN MAY BE GREATER OR LESSER THAN THE ASSUMED AMOUNT.

   The purpose of the foregoing fee table is to assist the investor in understanding the various costs and expenses that an investor in Growth and Income, Equity, Global, Value, Small Company and Ultra Funds will bear directly or indirectly. For a more detailed discussion of the Funds' fees and expenses, see the discussion under "Management of the Funds," page 21. See "How to Purchase Shares," page 23, for more information concerning the sales load. Also, see Appendix A for a discussion of "Rights of Accumulation" and "Statement of Intention," which options may serve to reduce the front-end sales load on purchases of Class A shares.

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SECURITY FUNDS
FINANCIAL HIGHLIGHTS
================================================================================


   The following financial highlights, for each of the years in the period ended September 30, 1996, have been audited by Ernst & Young LLP. Such information for each of the five years in the period ended September 30, 1996, should be read in conjunction with the financial statements of the Funds and the report of Ernst & Young LLP, the Funds' independent auditors, appearing in the September 30, 1996 Annual Report to Stockholders which is incorporated by reference in this prospectus. The Funds' Annual Report to Stockholders also contains additional information about the performance of the Funds and may be obtained without charge by calling Security Distributors, Inc. at 1-800-888-2461. The information for the six-month period ended March 31, 1997, the four-month period ended August 31, 1997 for Value Fund, and each of the years in the period ended September 30, 1991, is not covered by the report of Ernst & Young LLP.


SECURITY GROWTH AND INCOME FUND (CLASS A)

                                                                   FISCAL YEAR ENDED SEPTEMBER 30
                                ----------------------------------------------------------------------------------------------------
                                1997(g)(i) 1996(g)  1995(g)  1994(g)   1993     1992     1991     1990    1989(b)    1988     1987
                                ---------- -------  -------  -------   ----     ----     ----     ----    -------    ----     ----
PER SHARE DATA
Net asset value beginning
  of period.....................  $ 9.05   $ 7.93   $ 6.96   $ 7.84   $ 7.13   $ 7.31   $ 7.43   $ 9.06   $ 8.43    $ 8.33   $ 9.61

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income...........    0.082    0.18     0.16     0.13     0.21     0.35     0.45     0.52     0.44      0.54     0.51
Net gains (losses) on securities
  (realized & unrealized).......    0.188    1.373    1.183   (0.713)   0.876   (0.016)   0.992   (0.978)   1.114     0.55    (0.87)
                                   ------   ------   ------   ------   ------   ------   ------   ------   ------    -----    -----
Total from investment operations    0.270    1.553    1.343   (0.583)   1.086    0.334    1.442   (0.458)   1.554     1.09    (0.36)

LESS DISTRIBUTIONS
Dividends (from net investment
  income).......................   (0.072)  (0.158)  (0.158)  (0.128)  (0.218)  (0.343)  (0.474)  (0.509)  (0.537)   (0.54)   (0.50)
Distributions (from capital
  gains)........................   (0.708)  (0.275)  (0.215)  (0.169)  (0.158)  (0.171)  (1.088)  (0.663)  (0.387)   (0.45)   (0.42)
Return of capital...............      ---      ---      ---      ---      ---      ---      ---      ---      ---      ---      ---
                                   ------   ------   ------   ------   ------   ------   ------   ------   ------    -----    -----
Total distributions.............   (0.780)  (0.433)  (0.373)  (0.297)  (0.376)  (0.514)  (1.562)  (1.172)  (0.924)   (0.99)   (0.92)
                                   ------   ------   ------   ------   ------   ------   ------   ------   ------    -----    -----
Net asset value end of period...  $ 8.54   $ 9.05   $ 7.93   $ 6.96   $ 7.84   $ 7.13   $ 7.31   $ 7.43   $ 9.06    $ 8.43   $ 8.33
                                   ======   ======   ======   ======   ======   ======   ======   ======   ======    =====    =====
Total return (a)................     2.89%   20.31%   20.25%   (7.6)%    15.6%     4.7%    22.3%   (5.8)%    19.9%    13.8%   (4.7)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period
  (thousands)...................   $72,150  $73,273  $67,430  $65,328  $81,982  $75,436  $77,418  $70,588  $84,964  $81,357  $84,493
Ratio of expenses to average
  net assets....................     1.26%    1.29%    1.31%    1.28%    1.26%    1.27%    1.28%    1.28%    1.10%    0.78%    0.74%
Ratio of net income to average
  net assets....................     1.83%    2.09%    2.21%    1.70%    2.80%    4.79%    6.14%    6.24%    5.93%    6.22%    5.02%
Portfolio turnover rate.........       99%      69%     130%     163%     135%      74%     103%      66%      49%      47%      32%
Average commission paid per
  investment security traded (h)   $0.0580  $0.0625      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A

SECURITY GROWTH AND INCOME FUND (CLASS B)

                                   FISCAL YEAR ENDED SEPTEMBER 30
                                ------------------------------------
                                1997(g)(i) 1996(g)  1995(g)  1994(e)
                                ---------- -------  -------  -------
PER SHARE DATA
Net asset value beginning
  of period.....................  $ 8.94   $ 7.85   $ 6.90   $ 7.83

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income...........    0.032    0.09     0.08     0.05
Net gains (losses) on securities
  (realized & unrealized).......    0.188    1.353    1.179   (0.694)
                                   ------   ------   ------   ------
Total from investment operations    0.220    1.443    1.259   (0.644)

LESS DISTRIBUTIONS
Dividends (from net investment
  income).......................   (0.032)  (0.078)  (0.094)  (0.117)
Distributions (from capital
  gains)........................   (0.708)  (0.275)  (0.215)  (0.169)
Return of capital...............      ---      ---      ---      ---
                                   ------   ------   ------   ------
Total distributions.............   (0.740)  (0.353)  (0.309)  (0.286)
                                   ------   ------   ------   ------
Net asset value end of period...  $ 8.42   $ 8.94   $ 7.85   $ 6.90
                                   ======   ======   ======   ======
Total return (a)................     2.35%   19.01%   19.07%  (8.00)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period
  (thousands)...................    $3,781   $2,247   $1,130     $668
Ratio of expenses to average net
  assets........................     2.26%    2.29%    2.31%    2.27%
Ratio of net income to average
  net assets....................     0.85%    1.09%    1.21%    1.03%
Portfolio turnover rate.........       99%      69%     130%     178%
Average commission paid per
  investment security traded (h)   $0.0580  $0.0625      N/A      N/A

--------------------------------------------------------------------------------

SECURITY FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
================================================================================

SECURITY EQUITY FUND (CLASS A)

                                                                   FISCAL YEAR ENDED SEPTEMBER 30
                                ----------------------------------------------------------------------------------------------------
                                1997(g)(i) 1996(g)  1995(g)  1994(g)   1993     1992     1991     1990     1989      1988     1987
                                ---------- -------  -------  -------   ----     ----     ----     ----     ----      ----     ----
PER SHARE DATA
Net asset value beginning
  of period.....................  $ 7.54   $ 6.55   $ 5.54   $ 6.73   $ 5.86   $ 5.82   $ 4.82   $ 6.53   $ 4.74    $ 6.95   $ 5.39

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income...........    0.02     0.05     0.04     0.05     0.12     0.09     0.12     0.15     0.15      0.14     0.14
Net gains (losses) on securities
  (realized & unrealized).......    0.379    1.482    1.377    0.085    1.165    0.475    1.403   (1.115)   1.758    (1.05)    1.88
                                    -----   ------    -----    -----    -----    -----    -----   ------    -----    ------   -----
Total from investment operations    0.399    1.532    1.417    0.135    1.285    0.565    1.523   (0.965)   1.908    (0.91)    2.02

LESS DISTRIBUTIONS
Dividends (from net investment
  income).......................   (0.041)  (0.060)     ---   (0.120)  (0.053)  (0.132)  (0.148)  (0.166)  (0.118)   (0.11)   (0.14)
Distributions (from capital
  gains)........................   (0.648)  (0.482)  (0.407)  (1.205)  (0.362)  (0.393)  (0.375)  (0.579)     ---    (1.19)   (0.32)
Return of capital...............      ---      ---      ---      ---      ---      ---      ---      ---      ---      ---      ---
                                   ------   ------   ------   ------   ------   ------   ------   ------   ------    -----    -----
Total distributions.............   (0.689)  (0.542)  (0.407)  (1.325)  (0.415)  (0.525)  (0.523)  (0.745)  (0.118)   (1.30)   (0.46)
                                   ------   ------   ------   ------   ------   ------   ------   ------   ------    -----    -----
Net asset value end of
  period........................  $ 7.25   $ 7.54   $ 6.55   $ 5.54   $ 6.73   $ 5.86   $ 5.82   $ 4.82   $ 6.53    $ 4.74   $ 6.95
                                   ======   ======   ======   ======   ======   ======   ======   ======   ======    =====    =====
Total return (a)................     5.34%   24.90%   27.77%    1.95%    22.7%    10.2%    34.2%  (15.9)%    41.2%  (10.6)%    40.1%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period
  (thousands)...................  $600,067 $575,680 $440,339 $358,237 $375,565 $313,582 $295,030 $226,186 $283,662 $231,807 $288,431
Ratio of expenses to average net
  assets........................     1.03%    1.04%    1.05%    1.06%    1.06%    1.06%    1.08%    1.08%    0.99%    0.72%    0.66%
Ratio of net income to average
  net assets....................     0.52%    0.75%    0.87%    0.86%    1.95%    1.48%    2.34%    2.72%    2.62%    2.78%    2.15%
Portfolio turnover rate.........       72%      64%      95%      79%      95%      83%      61%      97%      86%     142%     151%
Average commission paid per
  investment security traded (h)   $0.0600  $0.0609      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A

SECURITY EQUITY FUND (CLASS B)

                                   FISCAL YEAR ENDED SEPTEMBER 30
                                ------------------------------------
                                1997(g)(i) 1996(g)  1995(g)  1994(e)
                                ---------- -------  -------  -------
PER SHARE DATA
Net asset value beginning
  of period.....................  $ 7.36   $ 6.43   $ 5.49   $ 6.81

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)....   (0.02)   (0.02)   (0.01)    0.01
Net gains (losses) on securities
  (realized & unrealized).......    0.388    1.449    1.357   (0.005)
                                   ------   ------   ------   ------
Total from investment operations    0.368    1.429    1.347    0.005

LESS DISTRIBUTIONS
Dividends (from net investment
  income).......................      ---   (0.017)     ---   (0.12)
Distributions (from capital
  gains)........................   (0.648)  (0.482)  (0.407)  (1.205)
Return of capital...............      ---      ---      ---      ---
                                   ------   ------   ------   ------
Total distributions.............   (0.648)  (0.499)  (0.407)  (1.325)
                                   ------   ------   ------   ------
Net asset value end of period...  $ 7.08   $ 7.36   $ 6.43   $ 5.49
                                   ======   ======   ======   ======
Total return (a)................     5.03%   23.57%   26.69%  (0.15)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period
  (thousands)...................   $58,810  $38,822  $19,288   $7,452
Ratio of expenses to average
  net assets....................     2.04%    2.04%    2.05%    2.07%
Ratio of net loss to average
  net assets....................   (0.47)%  (0.13)%  (0.01)%  (0.01)%
Portfolio turnover rate.........       72%      64%      95%      80%
Average commission paid per
  investment security traded (h)   $0.0600  $0.0609      N/A      N/A

--------------------------------------------------------------------------------

SECURITY FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
================================================================================

SECURITY GLOBAL FUND (CLASS A)

                                   FISCAL YEAR ENDED SEPTEMBER 30
                                ------------------------------------
                                1997(g)(i) 1996(g)  1995(g)  1994(f)
                                ---------- -------  -------  -------
PER SHARE DATA
Net asset value beginning
  of period.....................  $12.42   $10.94   $10.84   $10.00

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)....   (0.03)    0.01    (0.02)   (0.03)
Net gains  on securities
  (realized & unrealized).......    0.669    1.874    0.31     0.87
                                   ------   ------   -----    -----
Total from investment operations    0.639    1.884    0.29     0.84

LESS DISTRIBUTIONS
Dividends (from net investment
  income).......................   (0.376)  (0.248)     ---     ---
Distributions (from capital
  gains)........................   (0.783)  (0.156)   (0.19)    ---
Return of capital...............      ---      ---      ---     ---
                                   ------   ------    -----   -----
Total distributions.............   (1.159)  (0.404)   (0.19)    ---
                                   ------   ------    -----   -----
Net asset value end of period...  $11.90   $12.42   $10.94   $10.84
                                   ======   ======   =====    =====
Total return (a)................     5.50%   17.73%    2.80%    8.40%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period
  (thousands)...................   $22,018  $19,644  $16,261  $20,128
Ratio of expenses to average net
  assets........................     2.00%    2.00%    2.00%    2.00%
Ratio of net income (loss) to
  average net assets............   (0.21)%    0.07%  (0.17)%  (0.01)%
Portfolio turnover rate.........      138%     142%     141%      73%
Average commission paid per
  investment security traded (h)   $0.0116  $0.0338      N/A      N/A

SECURITY GLOBAL FUND (CLASS B)

                                    FISCAL YEAR ENDED SEPTEMBER 30
                                --------------------------------------
                                1997(g)(i) 1996(g)  1995(g) 1994(e)(f)
                                ---------- -------  ------- ----------
PER SHARE DATA
Net asset value beginning
  of period.....................  $12.18   $10.74   $10.75    $9.96

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment loss.............   (0.07)   (0.10)   (0.12)   (0.12)
Net gains on securities
  (realized & unrealized).......    0.637    1.841    0.30     0.91
                                   ------   ------   -----    -----
Total from investment
  operations....................    0.567    1.741    0.18     0.79

LESS DISTRIBUTIONS
Dividends (from net investment
  income).......................   (0.304)  (0.145)     ---      ---
Distributions (from capital
  gains)..........................   (0.783)  (0.156) (0.19)     ---
Return of capital................      ---      ---     ---      ---
                                    ------   ------   -----    -----
Total distributions.............   (1.087)  (0.301)   (0.19)     ---
                                   ------   ------    -----    -----
Net asset value end of period...  $11.66   $12.18   $10.74   $10.75
                                   ======   ======   =====    =====
Total return (a)................     4.97%   16.57%    1.79%    7.90%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period
  (thousands)...................    $9,647   $7,285   $5,433   $3,960
Ratio of expenses to average net
  assets........................     3.00%    3.00%    3.00%    3.00%
Ratio of net loss to average net
  assets........................   (0.56)%  (0.93)%  (1.17)%  (0.01)%
Portfolio turnover rate.........      138%     142%     141%      73%
Average commission paid per
  investment security traded (h)   $0.0116  $0.0338      N/A      N/A

--------------------------------------------------------------------------------

SECURITY FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
================================================================================


SECURITY VALUE FUND (CLASS A)

                               PERIOD ENDED AUGUST 31
                               ----------------------
                                    1997(g)(j)(k)
                                    -------------

PER SHARE DATA
Net asset value beginning
  of period.....................      $10.00

INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income...........        0.030
Net gains on securities
  (realized & unrealized).......        2.230
Total from investment operations        2.260

LESS DISTRIBUTIONS
Dividends (from net
  investment income)............          ---
Distributions (from capital
  gains)........................          ---
Return of capital...............          ---
                                       ------
Total distributions.............          ---
                                       ------
Net asset value end of period...       $12.26
                                       ======
Total return (a)................        22.60%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period
  (thousands)...................        $2,701
Ratio of expenses to average net
  assets (m)....................         1.09%
Ratio of net income to average
  net assets....................         0.90%
Portfolio turnover rate.........           25%
Average commission paid per
  investment security traded (h)       $0.0600

SECURITY VALUE FUND (CLASS B)

                               PERIOD ENDED AUGUST 31
                               ----------------------
                                    1997(g)(j)(k)

PER SHARE DATA
Net asset value beginning
  of period.....................      $10.00

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income...........          ---
Net gains on securities
  (realized & unrealized).......        2.230
Total from investment operations        2.230

LESS DISTRIBUTIONS
Dividends (from net
  investment income)............          ---
Distributions (from capital
  gains)........................          ---
Return of capital...............          ---
                                       ------
Total distributions.............          ---
                                       ------
Net asset value end of period...      $12.23
                                       ======
Total return (a)................        22.30%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period
  (thousands)...................        $3,187
Ratio of expenses to average net
  net assets (m)................         1.96%
Ratio of net income to average
  net assets....................         0.03%
Portfolio turnover rate.........           25%
Average commission paid per
  investment security traded (h)       $0.0600


--------------------------------------------------------------------------------

SECURITY FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
================================================================================

SECURITY ULTRA FUND (CLASS A)

                                                                   FISCAL YEAR ENDED SEPTEMBER 30
                                ----------------------------------------------------------------------------------------------------
                                1997(g)(i) 1996(g)  1995(g)  1994(g)   1993     1992  1991(c)(d) 1990(c) 1989(b)(c)  1988(c)  1987
                                ---------- -------  -------  -------   ----     ----  ---------- ------- ----------  -------  ----
PER SHARE DATA
Net asset value beginning
   of period....................  $ 8.25   $ 8.20   $ 6.82   $ 8.13   $ 6.66   $ 6.72   $ 4.46   $ 7.89   $ 6.29   $ 5.36   $ 9.35

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)....   (0.05)   (0.05)   (0.02)   (0.056)  (0.028)  (0.09)   (0.03)   (0.14)   (0.12)   (0.02)    0.13
Net gains (losses) on securities
  (realized & unrealized).......   (0.601)   1.096    1.535   (0.188)   1.791    0.202    2.525   (2.845)   1.72     1.135   (1.89)
                                   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total from investment operations   (0.651)   1.046    1.515   (0.244)   1.763    0.112    2.495   (2.985)   1.60     1.115   (1.76)

LESS DISTRIBUTIONS
Dividends (from net investment
  income).......................      ---      ---      ---      ---      ---      ---      ---      ---      ---   (0.125)  (0.35)
Distributions (from capital
  gains)........................   (0.579)  (0.996)  (0.135)  (1.066)  (0.293)  (0.172)  (0.235)  (0.445)     ---   (0.06)   (1.88)
Return of capital...............      ---      ---      ---      ---      ---      ---      ---      ---      ---      ---      ---
                                   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total distributions.............   (0.579)  (0.996)  (0.135)  (1.066)  (0.293)  (0.172)  (0.235)  (0.445)     ---   (0.185)  (2.23)
                                   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net asset value end of period...  $ 7.02   $ 8.25   $ 8.20   $ 6.82   $ 8.13   $ 6.66   $ 6.72   $ 4.46   $ 7.89   $ 6.29   $ 5.36
                                   ======   ======   ======   ======   ======   ======   ======   ======   ======   ======   ======
Total return (a)................   (8.40)%   15.36%   22.69%   (3.6)%    26.8%     1.5%    58.4%  (39.6)%    25.4%    21.4%  (24.1)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period
  (thousands)...................   $64,007  $74,230  $66,052  $60,695  $71,056  $57,128  $65,449  $31,486  $66,841  $68,700  $62,246
Ratio of expenses to average net
  assets........................     1.26%    1.31%    1.32%    1.33%    1.30%    1.32%    1.61%    2.58%    3.53%    1.54%    0.84%
Ratio of net income (loss) to
  average net assets............   (0.59)%  (0.61)%  (0.31)%  (0.80)%  (0.50)%  (0.46)%  (0.51)%  (1.82)%  (1.66)%  (0.24)%    1.45%
Portfolio turnover rate.........       75%     161%     180%     111%     101%     142%     163%      96%      89%     120%     301%
Average commission paid per
  investment security traded (h)   $0.0600  $0.0606      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A

SECURITY ULTRA FUND (CLASS B)

                                   FISCAL YEAR ENDED SEPTEMBER 30
                                ------------------------------------
                                1997(g)(i) 1996(g)  1995(g)  1994(e)
                                ---------- -------  -------  -------
PER SHARE DATA
Net asset value beginning
  of period.....................   $8.03    $8.11    $6.81    $8.30

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)....   (0.12)   (0.13)   (0.09)   (0.103)
Net gains (losses) on securities
  (realized & unrealized).......   (0.541)   1.046    1.525   (0.321)
                                   ------   ------   ------   ------
Total from investment operations   (0.661)   0.916    1.435   (0.424)

LESS DISTRIBUTIONS
Dividends (from net investment
  income).......................      ---      ---      ---      ---
Distributions (from capital
  gains)........................   (0.579)  (0.996)  (0.135)  (1.066)
Return of capital...............      ---      ---      ---      ---
                                   ------   ------   ------   ------
Total distributions.............   (0.579)  (0.996)  (0.135)  (1.066)
                                   ------   ------   ------   ------
Net asset value end of period...  $ 6.79   $ 8.03   $ 8.11   $ 6.81
                                   ======   ======   ======   ======
Total return (a)................   (8.77)%   13.81%   21.53%   (5.7)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period
  (thousands)...................    $4,415   $2,698   $5,428   $1,254
Ratio of expenses to average net
  assets........................     2.25%    2.31%    2.32%    2.36%
Ratio of net loss to average net
  assets........................   (1.56)%  (1.61)%  (1.32)%  (1.76)%
Portfolio turnover rate.........       75%     161%     180%     110%
Average commission paid per
  investment security traded (h)   $0.0600  $0.0606      N/A      N/A

--------------------------------------------------------------------------------

(a) Total return information does not take into account any sales charge at time of purchase for Class A shares or upon redemption for Class B shares.

(b) Effective in 1989, the fiscal year ends of Growth and Income and Ultra Funds were changed from November 30 and October 31, respectively, to September 30. The information presented in the table above for the fiscal year ended September 30, 1989, represents 10 months of performance for Growth and Income Fund and 11 months of performance for Ultra Fund. The data for years 1987 and 1988 are for fiscal years ended November 30 for Growth and Income Fund and October 31 for Ultra Fund. Percentage amounts for the period have been annualized.

(c)                                                                                     SECURITY ULTRA FUND
                                                                -------------------------------------------------------------------
                                                                    1988           1989            1990           1991
                                                                -------------------------------------------------------------------

     Debt outstanding at end of period.......................   $       ---     $17,742,849     $8,207,425     $      ---
     Weighted average debt outstanding during the period.....     4,217,187      13,322,428      5,948,569        970,096
     Weighted average month-end shares outstanding...........    11,834,629       9,374,183      7,713,750      8,817,652
     Average debt per share..................................           .36            1.42            .77            .11
     Interest expense per share..............................           .03             .17            .08            .01

     Borrowings and related interest, if any, were immaterial in 1987, 1992, 1993, 1994, 1995, 1996 and 1997.

(d) Portfolio turnover calculation excludes the portfolio investments acquired in the Security Omni Fund merger. Per share data has been calculated using the average month-end shares outstanding.

(e) Class "B" shares were initially offered on October 19, 1993. Percentage amounts for the period, except total return, have been annualized. Per share data has been calculated using the average month-end shares outstanding.

(f) Security Global Fund was initially capitalized on October 1, 1993, with a net asset value of $10 per share.

(g) Net investment income (loss) was computed using average shares outstanding throughout the period.

(h) Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not reflected in the Fund's statement of operations. Shares traded on a principal basis, such as most over-the-counter and fixed-income transactions, are excluded. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

(i) Unaudited figures for the six months ended March 31, 1997. Percentage amounts for the period, except total return, have been annualized.


(j) Unaudited figures for the period May 1, 1997 (date of inception) to August 31, 1997. Percentage amounts have been annualized, except for total return.

(k) Security Value Fund was initially capitalized on May 1, 1997, with a net asset value of $10 per share.

(m) Fund expenses were reduced by the Investment Manager during the period, and expense ratios absent such reimbursement would have been 2.09% for Class A and 2.96% for Class B.


--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

INVESTMENT OBJECTIVE AND POLICIES OF THE FUNDS

     Security Growth and Income Fund, Security Equity Fund and Security Ultra Fund are diversified, open-end management investment companies, which were organized as Kansas corporations on February 2, 1944, November 27, 1961, and April 20, 1965, respectively. Equity Fund, Global Fund, Value Fund and Small Company Fund are series of Security Equity Fund. Each of Growth and Income Fund, Equity Fund, Global Fund, Value Fund, Small Company Fund and Ultra Fund (collectively, the "Funds") has its own investment objective and policies which are described below. There, of course, can be no assurance that such investment objectives will be achieved. While there is no present intention to do so, each Fund's investment objective and policies, unless otherwise noted, may be changed by its Board of Directors without the approval of stockholders. If there is a change in investment objective, stockholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. Each of the Funds is also subject to certain investment policy limitations which may not be changed without stockholder approval. Among these limitations, some of the more important ones are that each Fund will not invest more than 5 percent of the value of its assets in any one issuer (for the Value Fund and Small Company Fund, this limitation applies only with respect to 75 percent of the value of its total assets) or purchase more than 10 percent of the outstanding voting securities of any one issuer or invest more than 25 percent of its total assets in any one industry. The full text of the investment policy limitations of each Fund is set forth in the Statement of Additional Information of the Funds.

GROWTH AND INCOME FUND

     The investment objective of Growth and Income Fund is long-term growth of capital with a secondary emphasis on income. Growth and Income Fund seeks to achieve this objective through investment in a diversified portfolio which will ordinarily consist principally of common stocks, which may include American Depositary Receipts ("ADRs"), but may also include other securities when deemed advisable. (See the discussion of ADRs under "Investment Methods and Risk
Factors.") Such other securities may include (i) securities convertible into common stocks; (ii) preferred stocks; (iii) debt securities issued by U.S. corporations; (iv) securities issued by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (v) securities issued by foreign governments, their agencies, and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; (vi) higher yielding, high risk debt securities (commonly referred to as "junk bonds"); and (vii) zero coupon securities. In the selection of securities for investment, the potential for appreciation and future dividends is given more weight than current dividends.

     With respect to Growth and Income Fund's investment in debt securities, there is no percentage limitation on the amount of the Fund's assets that may be invested in securities within any particular rating classification (see the description of corporate bond ratings below), and the Fund may invest without limit in unrated securities. Growth and Income Fund may invest in securities rated Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation. Baa securities are considered to be "medium grade" obligations by Moody's and BBB is the lowest classification which is still considered an "investment grade" rating by Standard & Poor's. Bonds rated Baa by Moody's or BBB by Standard & Poor's have speculative characteristics and may be more susceptible than higher grade bonds to adverse economic conditions or other adverse circumstances which may result in a weakened capacity to make principal and interest payments. In addition, the Fund may invest in higher yielding, longer-term debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). These include securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's and are regarded as predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. However, the Investment Manager will not rely principally on the ratings assigned by the rating services. Because Growth and Income Fund may invest in lower rated securities and unrated securities of comparable quality, the achievement of the Fund's investment objective may be more dependent on the Investment Manager's own credit analysis than would be true if investing in higher rated securities.

     As discussed above, Growth and Income Fund may invest in foreign debt securities that are denominated in U.S. dollars. Such foreign debt securities may include debt of foreign governments, including Brady Bonds, and debt of foreign corporations. The Fund expects to limit its investment in foreign debt securities, excluding Canadian securities, to not more than 15 percent of its total assets and its investment in debt securities of issuers in emerging markets, excluding Brady Bonds, to not more than 5 percent of its net assets. See the discussion of the risks associated

--------------------------------------------------------------------------------
No dealer, salesperson, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the Funds' Statement of Additional Information, and if given or made, such other information or representations must not be relied upon as having been authorized by the Funds, the Investment Manager, or the Distributor.
--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

with investing in foreign securities and, in particular, Brady Bonds under "Investment Methods and Risk Factors."

     Growth and Income Fund may purchase securities on a "when-issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. The Fund may purchase securities that are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Fund's policy that not more than 15 percent of its total assets will be invested in illiquid securities. From time to time, Growth and Income Fund may purchase government bonds or commercial notes for temporary defensive purposes. The Fund may utilize repurchase agreements on an overnight basis or bank demand accounts, pending investment in securities or to meet potential redemptions or expenses. See the discussion of when-issued securities, restricted securities, and repurchase agreements under "Investment Methods and Risk Factors."

     The Fund may invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date. See "Investment Methods and Risk Factors" for a discussion of zero coupon securities.

     SPECIAL RISKS OF HIGH YIELD INVESTING -- Because Growth and Income Fund invests in the high yield, high risk debt securities (commonly referred to as "junk bonds") described above, its share price and yield are expected to fluctuate more than the share price and yield of a fund investing in higher quality, shorter-term securities. The market values of high yield securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. High yield securities also tend to be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high yield bond prices because an advent of such events could lessen the ability of highly leveraged companies to make principal and interest payments on their debt securities. In addition, the secondary trading market for high yield bonds may be less liquid than the market for higher grade bonds, which can adversely affect the ability of Growth and Income Fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process. Many of the high yield securities traded in today's market were issued relatively recently and have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for the high yield market. It may be that future default rates on high yield securities will be higher than in the past, especially during periods of deteriorating economic conditions.

     Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

                      DESCRIPTION OF CORPORATE BOND RATINGS

   MOODY'S       STANDARD &
  INVESTORS        POOR'S
SERVICE, INC.    CORPORATION    DEFINITION
--------------------------------------------------------------------------------
     Aaa             AAA        Highest quality
     Aa              AA         High quality
      A               A         Upper medium grade
     Baa             BBB        Medium grade
     Ba              BB         Lower medium grade/speculative elements
      B               B         Speculative
     Caa             CCC        More speculative/possibly in or high risk of
                                  default
     --               D         In default
  Not rated       Not rated     Not rated

     A more complete description of the corporate bond ratings is found in the Appendix to the Funds' Statement of Additional Information.

     During the year ended September 30, 1996, the dollar weighted average of Growth and Income Fund's holdings (excluding equities) had the following credit quality characteristics.

--------------------------------------------------------------------------------

                                                   PERCENT OF
INVESTMENT                                         NET ASSETS
----------                                         ----------
U.S. Government Securities........................       0%
Cash and other Assets, Less Liabilities...........    2.46%
Rated Fixed Income Securities
   A..............................................       0%
   Baa/BBB........................................    1.13%
   Ba/BB..........................................    8.84%
   B..............................................    7.56%
   Caa/CCC........................................       0%
   D..............................................    1.02%
Unrated Securities Comparable in Quality to
   A..............................................       0%
   Baa/BBB........................................       0%
   Ba/BB..........................................       0%
   B..............................................       0%
   Caa/CCC........................................       0%
                                                     ------
                                                     21.01%

The foregoing table is intended solely to provide disclosure about Growth and Income Fund's asset composition during the year ended September 30, 1996. The asset composition after this may or may not be approximately the same as shown above.

EQUITY FUND

     Equity Fund's objective is to seek long-term capital growth, and emphasis is placed upon the selection of those securities which, in the opinion of the Investment Manager, offer basic value or above-average capital growth potential. Income potential will be considered in the selection of securities, to the extent doing so is consistent with the Fund's investment objective of long-term capital growth.

     Equity Fund will ordinarily have at least 90 percent of its total assets invested in a broadly diversified portfolio of common stocks, which may include ADRs, and securities convertible into common stocks, although it reserves the right to invest in fixed income securities. (See the discussion of ADRs under "Investment Methods and Risk Factors.") Equity Fund also reserves the right to invest its assets temporarily in cash and money market instruments when, in the opinion of the Investment Manager, it is advisable to do so on account of current or anticipated market conditions. Except when in a temporary defensive position, Equity Fund will maintain at least 65 percent of its assets invested in equity securities; the remaining 35 percent of the Fund's assets may be invested in investment grade debt securities (or unrated securities of comparable quality), which may include commercial paper or other debt securities issued by U.S. corporations, and U.S. Government securities. Equity Fund may utilize repurchase agreements on an overnight basis or bank demand accounts, pending investment in securities or to meet potential redemptions or expenses. See the discussion of repurchase agreements under "Investment Methods and Risk Factors."

GLOBAL FUND

     The investment objective of Global Fund is to seek long-term growth of capital primarily through investment in securities of companies domiciled in foreign countries and the United States. Global Fund will seek to achieve its objective through investment in a diversified portfolio of securities which under normal circumstances will consist primarily of various types of common stocks and equivalents (the following constitute equivalents: convertible debt securities, Real Estate Investment Trusts (REITs), warrants and options). The Fund may also invest in preferred stocks, bonds and other debt obligations, which include money market instruments of foreign and domestic companies and the U.S. Government and foreign governments, governmental agencies and international organizations. The Fund may purchase securities that are restricted as to disposition under federal securities laws, provided that such securities are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and subject to the Fund's policy that not more than 10 percent of its assets will be invested in illiquid securities. See the discussion of restricted securities under "Investment Methods and Risk Factors."

     Global Fund will at all times invest at least 65 percent or more of its assets in at least three countries, one of which may be the United States. The Fund is not required to maintain any particular geographic or currency mix of its investments, nor is it required to maintain any particular proportion of stocks, bonds or other securities in its portfolio. Global Fund may invest substantially or primarily in foreign debt securities when it appears that the capital appreciation available from investments in such securities will equal or exceed the capital appreciation available from investments in equity securities. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. When a defensive position is deemed advisable in the judgment of the Fund's Sub-Adviser, Lexington Management Corporation ("Lexington"), Global Fund may temporarily invest up to 100 percent of its assets in debt obligations consisting of repurchase agreements (with maturities of up to seven days), and money market instruments of foreign or domestic companies and the U.S. Government and foreign governments, governmental and international organizations. The Fund will limit its investments in debt securities to those obligations which are considered to be investment grade by Lexington. The Fund will be moved into a defensive position when, in the judgment of Lexington, conditions in the securities markets would make pursuing the Fund's basic investment strategy inconsistent with the best interests of the

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
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shareholders. Global Fund may utilize bank demand accounts and repurchase agreements, pending investment in securities or to meet potential redemptions or expenses.

     Global Fund is intended to provide investors with the opportunity to invest in a portfolio of securities of companies and governments located throughout the world. In making the allocation of assets among the various countries and geographic regions, the Sub-Adviser ordinarily considers such factors as prospects for relative economic growth between the U.S. and other countries; expected levels of inflation and interest rates; government policies influencing business conditions; the range of investment opportunities available to international investors; and other pertinent financial, tax, social and national factors--all in relation to the prevailing prices of the securities in each country or region.


     Investments may be made in companies based in (or governments of or within) such areas and countries as Lexington may determine from time to time. Global Fund may invest in companies located in developing countries without limitation. Such countries may have relatively unstable governments, economies based on only a few industries, and securities markets which trade a small number of companies. Prices on these exchanges tend to be volatile and in the past these exchanges have offered greater potential for gain, as well as loss, than exchanges in developed countries. While Global Fund invests only in countries that Lexington considers as having relatively stable and friendly governments, it is possible that certain Fund investments could be subject to foreign expropriation or exchange control restrictions. See "Investment Methods and Risk Factors"--"Foreign Investment Risks" and "Currency Risk" for a discussion of the risks associated with investing in foreign securities.


     Although the Fund does not intend to invest for the purpose of seeking short-term profits, the Fund's investments may be changed whenever Lexington deems it appropriate to do so, without regard to the length of time a particular security has been held. The operating expenses of the Fund can be expected to be higher than those of an investment company investing exclusively in United States securities.

     CERTAIN INVESTMENT METHODS. Global Fund may from time to time engage in the following investment practices:

     SETTLEMENT TRANSACTIONS -- Global Fund may, for a fixed amount of United States dollars, enter into a forward foreign exchange contract for the purchase or sale of the amount of foreign currency involved in the underlying securities transaction. In so doing, the Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the United States dollar and the foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received. This process is known as "transaction hedging."

     To effect the translation of the amount of foreign currencies involved in the purchase and sale of foreign securities and to effect the "transaction hedging" described above, the Fund may purchase or sell foreign currencies on a "spot" (i.e., cash) basis or on a forward basis whereby the Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt of delivery at a specified date which may be any fixed number of days in the future.

     Such spot and forward foreign exchange transactions may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United States dollar and the relevant foreign currency when foreign securities are purchased or sold for settlement beyond customary settlement time (as described below). Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio or securities or prevent loss if the price of such securities should decline.

     PORTFOLIO HEDGING -- When, in the opinion of Lexington, it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the United States dollar value of the portfolio, Global Fund may enter into a forward foreign currency exchange contract by which the United States dollar value of the underlying foreign portfolio securities can be approximately matched by an equivalent United States dollar liability. The Fund may also enter into forward currency exchange contracts to increase its exposure to a foreign currency that Lexington expects to increase in value relative to the United States dollar. The Fund will not attempt to hedge all of its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Lexington. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Global Fund will not enter into forward foreign currency exchange transactions for speculative purposes. The Fund intends to limit such transactions to not more than 70 percent of its total assets.

     FORWARD COMMITMENTS -- Global Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors, such as Global Fund, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Although the Fund will enter into such contracts with the intention of acquiring the securities, it may dispose of a commitment prior to settlement if Lexington deems it appropriate to do so. See the discussion of forward commitments under "Investment Methods and Risk Factors."

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     COVERED CALL OPTIONS -- Global Fund may seek to preserve capital by writing covered call options on securities which it owns. Such an option on an underlying security would obligate the Fund to sell, and give the purchaser of the option the right to buy, that security at a stated exercise price at any time until a stated expiration date of the option.

VALUE FUND

     The investment objective of the Value Fund is to seek long-term growth of capital. The Value Fund will seek to achieve its objective through investment in a diversified portfolio of securities. Under normal circumstances the Fund will consist primarily of various types of common stock, which may include ADRs, and securities convertible into common stocks which the Investment Manager believes are undervalued relative to assets, earnings, growth potential or cash flows. See the discussion of ADRs under "Investment Methods and Risk Factors." Under normal circumstances, the Fund will invest at least 65 percent of its total assets in the securities of companies which the Investment Manager believes are undervalued.

     The Value Fund may also invest in (i) preferred stocks; (ii) warrants;  and
(iii) investment grade debt securities (or unrated securities of comparable quality). The Value Fund may purchase securities on a "when-issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. The Fund may purchase securities which are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Fund's policy that not more than 15 percent of its net assets will be invested in illiquid securities. The Value Fund reserves the right to invest its assets temporarily in cash and money market instruments when, in the opinion of the Investment Manager, it is advisable to do so on account of current or anticipated market conditions. The Fund may utilize repurchase agreements on an overnight basis or bank demand accounts, pending investment in securities or to meet potential redemptions or expenses. See the discussion of when-issued securities, restricted securities and repurchase agreements under "Investment Methods and Risk Factors." The Fund may borrow as set forth in the Statement of Additional Information. However, as an operating policy, the Fund will not purchase portfolio securities when borrowings exceed 5 percent of total Fund assets.

SMALL COMPANY FUND

     The investment objective of the Small Company Fund is to seek long-term growth of capital. The Fund invests primarily in equity securities of small market capitalization companies ("small company stocks"). Market capitalization means the total market value of a company's outstanding common stock. The Fund anticipates that under normal market conditions, the Fund will invest at least 65 percent of its assets in equity securities of domestic and foreign companies with market capitalizations of less than $1 billion at the time of purchase. The equity securities in which the Fund may invest include common stocks, preferred stocks (both convertible and non-convertible), warrants and rights. It is anticipated that the Fund will invest primarily in companies whose securities are traded on foreign or domestic stock exchanges or in the over-the-counter market ("OTC"). The Fund also may invest in securities of emerging growth companies, some of which may have market capitalizations over $1 billion. Emerging growth companies are companies which have passed their start-up phase and which show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time. The Fund also may invest in equity securities of issuers which are directly or indirectly engaged in the exploration, development or distribution of hard assets. See "Investment Methods and Risk Factors"--"Hard Asset Securities."


     Under normal conditions, the Fund intends to invest primarily in small company stocks; however, the Fund is also permitted to invest up to 35 percent of its assets in equity securities of domestic and foreign issuers with a market capitalization of more than $1 billion at the time of purchase, debt obligations and domestic and foreign money market instruments, including bankers acceptances, certificates of deposit and discount notes of U.S. Government securities. Debt obligations in which the Fund may invest will be investment grade debt obligations, although the Fund may invest up to 5 percent of its assets in non-investment grade debt obligations. (See the discussion of the risks associated with investing in non-investment grade debt securities under "Special Risks of High Yield Investing," page 9.) In addition, for temporary or emergency purposes, the Fund can invest up to 100 percent of total assets in cash, cash equivalents, U.S. Government securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by these types of securities. The Fund also may invest in reverse repurchase agreements and shares of other non-affiliated investment companies. See the discussion of such securities under "Investment Methods and Risk Factors."


     The Fund may purchase an unlimited number of foreign securities, including securities of companies in emerging markets. The Fund may invest in foreign securities, either directly or indirectly through the use of depositary receipts. Depositary receipts, including American Depositary Receipts ("ADRs"), European Depository Receipts and American Depository Shares are generally issued by banks or trust companies and evidence ownership of underlying foreign securities. The Fund also may invest in securities of foreign investment funds or trusts (including passive foreign investment companies). See the discussion of foreign

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securities, emerging market risks, currency risk and ADRs under "Investment Methods and Risk Factors."

     The Fund may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options and futures transactions for hedging or risk management purposes. See the discussion of currency risk under "Investment Methods and Risk Factors."

     At various times the Fund may invest in derivative instruments for hedging or risk management purposes or for any other permissible purpose consistent with the Fund's investment objective. Derivative transactions in which the Fund may engage include the writing of covered put and call options on securities and the purchase of put and call options thereon, the purchase of put and call options on securities indexes and exchange-traded options on currencies and the writing of put and call options on securities indexes. The Fund may enter into spread transactions and swap agreements. The Fund also may buy and sell financial futures contracts which may include interest-rate futures, futures on currency exchanges, and stock and bond index futures contracts. The Fund may enter into any futures contracts and related options without limit for "bona fide hedging" purposes (as defined in the Commodity Futures Trading Commission regulations) and for other permissible purposes, provided that aggregate initial margin and premiums on positions engaged in for purposes other than "bona fide hedging" will not exceed 5 percent of its net asset value, after taking into account unrealized profits and losses on such contracts. See "Investment Methods and Risk Factors"--"Derivative Instruments," "Futures Contracts and Related Options" and "Futures and Options Risk" below.

     The Fund may engage in short selling against the box, provided that no more than 15 percent of the value of the Fund's net assets is in deposits on short sales against the box at any one time. The Fund also may invest in real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments. See the discussion of real estate securities under "Investment Methods and Risk Factors."


     The Fund may invest in restricted securities, including Rule 144A securities (subject to the Fund's limit of 15 percent of net assets invested in illiquid securities), and may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. See the discussion of restricted securities and lending of portfolio securities under "Investment Methods and Risk Factors." The Fund also may invest without limitation in securities purchased on a when-issued or delayed delivery basis as discussed under "Investment Methods and Risk Factors."


     While there is careful selection and constant supervision by the Fund's Sub-Adviser, Strong Capital Management, Inc. ("Strong"), there can be no guarantee that the Fund's objective will be achieved. Strong invests in companies whose earnings are believed to be in a relatively strong growth trend, and, to a lesser extent, in companies in which significant further growth is not anticipated but which are perceived to be undervalued. In identifying companies with favorable growth prospects, Strong considers factors such as prospects for above-average sales and earnings growth; high return on invested capital; overall financial strength; competitive advantages, including innovative products and services; effective research, product development and marketing; and stable, capable management.

     Investing in securities of small-sized and emerging growth companies may involve greater risks than investing in larger, more established issuers since these securities may have limited marketability and, thus, they may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized companies than for larger, more established ones.

     Securities of issuers in "special situations" also may be more volatile, since the market value of these securities may decline in value if the anticipated benefits do not materialize. Companies in "special situations" include, but are not limited to, companies involved in an acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer, a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the companies' securities; or a change in corporate control.

     Although investing in securities of emerging growth companies or issuers in "special situations" offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies.

ULTRA FUND

     Ultra Fund's objective is to seek capital appreciation and emphasis is placed upon the selection of those securities which, in the opinion of the Investment Manager, offer the greatest potential for appreciation. Current income will not

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be a factor in the selection of investments and any such income should be considered incidental.

     Ultra Fund will ordinarily invest in a diversified portfolio of common stocks, which may include ADRs, and securities convertible into common stocks, although it reserves the right to invest in fixed income securities. (See the discussion of ADRs under "Investment Methods and Risk Factors.") Ultra Fund also reserves the right to invest its assets in cash and money market instruments when, in the opinion of the Investment Manager, it is advisable to do so on account of current or anticipated market conditions. Ultra Fund may utilize repurchase agreements on an overnight basis or bank demand accounts, pending investment in securities or to meet potential redemptions or expenses.

     Stocks  considered  to  have  appreciation  potential  will  often  include securities of smaller and less mature companies which often have a unique proprietary product or profitable market niche and the potential to grow very rapidly. Such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risks than investments in more established companies with demonstrated earning power. Smaller companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in limited volume. As a result, the securities of smaller companies may be subject to more abrupt or erratic changes in value than securities of larger, more established companies. In seeking capital appreciation, Ultra Fund may, during certain periods, trade to a substantial degree in securities for the short term. That is, Ultra Fund may be engaged essentially in trading operations based on short-term market considerations, as distinct from long-term investments based on fundamental evaluations of securities. This investment policy is speculative and involves substantial risk.

     Ultra Fund may buy and sell futures contracts to hedge all or a portion of its portfolio, or as an efficient means of adjusting its exposure to the stock market. The Fund will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5 percent of the Fund's net asset value. See the discussion of futures contracts and the risks associated with investing in such contracts under "Investment Methods and Risk Factors."

     Ultra Fund may make short sales if, at the time of such sale, it owns or has the right to acquire an equal amount of such securities without payment of any further consideration. Short sales will be used by Ultra Fund only for the purpose of deferring recognition of gain or loss for federal income tax purposes. Ultra Fund may invest up to 5 percent of its assets in companies having a record of less than three years continuous operation or in warrants.

INVESTMENT METHODS AND RISK FACTORS

     Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Funds are described in the "Investment Objective and Policies" section of this Prospectus and in the Funds' Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Funds which may invest in such securities and instruments or which use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Funds. The methods described only apply to those Funds which may use such methods. Although a Fund may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, no Fund will be required to do so.

     BORROWING -- Each Fund may borrow money from banks as a temporary measure for emergency purposes. Growth and Income and Ultra Funds may borrow up to 5 percent of total assets, Equity and Global Funds up to 10 percent of total assets and Value and Small Company Funds up to 33 1/3 percent of total assets. None of Growth and Income, Ultra, Equity or Global Funds may borrow for investment purposes. Value and Small Company Funds may borrow for investment purposes and may borrow from sources other than banks. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e. using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation in the securities purchased. A Fund may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.


     SHARES OF OTHER INVESTMENT COMPANIES. Small Company Fund may invest in shares of other investment companies. The Fund's investment in shares of other investment companies may not exceed immediately after purchase 10 percent of the Fund's total assets and no more than 5 percent of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment companies has the effect of requiring shareholders to pay the operating expenses of two mutual funds.

     AMERICAN DEPOSITARY RECEIPTS (ADRS) -- Each Fund may purchase American Depositary Receipts ("ADRs") which are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign


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company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. See "Foreign Investment Risks" below.

     FOREIGN INVESTMENT RISKS -- Each Fund may invest in foreign securities either directly or through ADRs. Investment in foreign securities involves risks and considerations not present in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers.


     Foreign securities markets, while growing in volume, have for the most part substantially less volume than United States securities markets and securities of foreign companies are generally less liquid and at times their prices may be more volatile than prices of comparable United States companies. Although the Funds generally invest only in securities that are regularly traded on recognized exchanges or OTC, from time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing. Foreign stock exchanges, brokers and listed companies generally are subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for United States securities.

     A Fund's income and gains from foreign issuers may be subject to non-U.S. withholding or other taxes, thereby reducing its income and gains. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or diplomatic developments which could affect the investments of the Funds in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

     EMERGING MARKETS RISKS -- In addition to the risks associated with investment in foreign securities, investment in securities of issuers in developing or emerging markets involves special risks, including less social, political, and economic stability; smaller securities markets and lower trading volume, which may result in a lack of liquidity and greater price volatility; certain national policies that may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the Fund's loss of its entire investment in that market; and less developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property. In addition, brokerage commissions, custodial services, withholding taxes, and other costs relating to investment in emerging markets generally are more expensive than in the U.S. and certain more established foreign markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures negotiated or imposed by the countries with which they trade.

     CURRENCY RISK -- The Global and Small Company Funds invest in securities denominated in currencies other than the U.S. dollar and, as a result, will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will influence the value of a Fund's shares, and also may affect the value of dividends and interest earned by the Fund and gains and losses realized by the Fund. In addition, the Fund may incur costs in connection with the conversion or transfer of foreign currencies. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, the international balance of payments, governmental intervention, speculation and other economic and political conditions. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in U.S. dollars.

     BRADY BONDS -- The Growth and Income and Small Company Funds may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds

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recently have been issued by the governments of Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Jordan, Mexico, Nigeria, The Philippines, Uruguay, Venezuela, Ecuador and Poland and are expected to be issued by other emerging market countries. Approximately $150 billion in principal amount of Brady Bonds has been issued to date. Investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.

     Growth  and  Income  Fund  may  invest  in   collateralized   Brady  Bonds,
denominated in U.S. dollars. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

     WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES -- Each of the Funds may purchase securities on a when-issued or forward commitment basis. Purchase or sale of securities on a "forward commitment" basis may be used to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be; however, a Fund may dispose of a commitment prior to settlement if the Investment Manager (or Sub-Adviser) deems it appropriate to do so. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

     ZERO COUPON SECURITIES -- The Growth and Income and Small Company Funds may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. These Funds also may invest in zero coupon and other deep discount securities issued by foreign governments and domestic and foreign corporations, including certain Brady Bonds and other foreign debt and payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the "interest" on payment-in-kind securities will be included in the investing Fund's income. Accordingly, for the Fund to qualify for tax treatment as a regulated investment company and to avoid certain taxes (see "Taxes" in the Statement of Additional Information), the Fund may be required to distribute an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

     REAL ESTATE SECURITIES -- The Global and Small Company Funds may invest in equity securities of real estate investment trusts ("REITs"), and the Small Company Fund may invest in other real estate industry companies or companies with substantial real estate investments and therefore, the Funds may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

     REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.

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Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code, as amended (the "Code"). Certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.


     REPURCHASE AGREEMENTS -- Each Fund may invest in repurchase agreements. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than seven days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Although each of the Funds may enter into repurchase agreements with respect to any portfolio securities which it may acquire consistent with its investment polices and restrictions, it is the intention of each Fund, except the Small Company Fund, to enter into repurchase agreements only with respect to obligations of the United States Government or its agencies or instrumentalities to meet anticipated redemptions or pending investment or reinvestment of Fund assets in portfolio securities. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government securities. Repurchase agreements will be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities. The Funds intend to limit repurchase agreements to institutions believed by the Investment Manager (or Sub-Adviser) to present minimal credit risk.

     REVERSE REPURCHASE AGREEMENTS -- The Small Company Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. Investment in reverse repurchase agreements may result in a decrease in the Fund's net asset value per share if interest rates rise during the term of the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act").


     LENDING PORTFOLIO SECURITIES -- From time to time, the Small Company Fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit. Such collateral will be maintained at all times in an amount equal to at least 100 percent of the current market value of the loaned securities. The Fund can increase its income through the investment of such collateral. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

     RESTRICTED SECURITIES -- The Small Company Fund may purchase securities that are restricted as to disposition under the federal securities laws, including restricted securities that are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). The Growth and Income and Global Funds may purchase Rule 144A Securities.

     Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and, therefore, subject to the Fund's limitation on illiquid securities.

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     Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. In particular, Rule 144A Securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. Unregistered securities may also be sold abroad pursuant to Regulation S under the 1933 Act. Companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Acting pursuant to guidelines established by the Board of Directors of the Funds, some restricted securities and Rule 144A Securities may be considered liquid.

     In making the determination regarding the liquidity of Rule 144A Securities, the Investment Manager (or Sub-Adviser) will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Investment Manager (or Sub-Adviser) may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).


     CONVERTIBLE SECURITIES -- Each Fund may invest in convertible securities. A convertible security is a fixed income security or preferred stock that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both debt obligations and equity securities. Although to a lesser extent than with debt obligations generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock, and therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.


     As debt obligations, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all debt obligations, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because the market value of securities will fluctuate.

     Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

     WARRANTS -- Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).


     DEBT SECURITIES -- Each Fund may invest in debt securities. The market value of all debt securities is affected by changes in the prevailing interest rates. The market value of such instruments generally reacts inversely to interest rate changes. If the prevailing interest rates decrease, the market value of debt obligations generally increases. If the prevailing interest rates increase, the market value of debt obligations generally decreases. In general, the longer the maturity of a debt obligation, the greater its sensitivity to changes in interest rates.


     Investment-grade debt obligations include (1) bonds or bank obligations rated in one of the four highest rating categories by any nationally recognized statistical rating organization ("NRSRO") (e.g., Moody's Investors Service, Inc. or Standard & Poor's Ratings Group ("Standard & Poor's")); (2) U.S. government securities (as described below); (3) commercial paper rated in one of the three highest ratings categories of any NRSRO; (4) short-term bank obligations that are rated in one of the three highest categories by any NRSRO, with respect to obligations maturing in one year or less; (5) repurchase agreements involving investment-grade debt obligations; or (6) unrated debt obligations which are determined by the Adviser or a Sub-Adviser to be of comparable quality.

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     All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by the Adviser or a Sub-Adviser to consider what action, if any, the Fund should take consistent with its investment objective; such event will not automatically require the sale of the downgraded securities. Securities rated in the fourth highest category by an NRSRO, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities.


     U.S. GOVERNMENT SECURITIES -- Each Fund may invest in U.S. Government securities which include obligations issued or guaranteed (as to principal and interest) by the United States Government or its agencies (such as the Small Business Administration, the Federal Housing Administration, and Government National Mortgage Association), or instrumentalities (such as Federal Home Loan Banks and Federal Land Banks), and instruments fully collateralized with such obligations such as repurchase agreements. Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Government National Mortgage Association (GNMA) certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. Although U.S. Government securities are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Funds are not so guaranteed in any way.


     DERIVATIVE INSTRUMENTS -- Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. OTC transactions are subject to the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. When required by guidelines of the Securities and Exchange Commission ("SEC"), the Fund will set aside permissible liquid assets or securities positions that substantially correlate to the market movements of the derivatives transactions in a segregated account to secure its obligations under derivative transactions. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations. In order to maintain its required cover for a derivative transaction, the Fund may need to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position.


     The successful use of derivative transactions by the Fund is dependent upon the Investment Manager's (or Sub-Adviser's) ability to correctly anticipate trends in the underlying asset. Hedging transactions are subject to risks; if the Investment Manager (or Sub-Adviser) incorrectly anticipates trends in the underlying asset, the Fund may be in a worse position than if no hedging had occurred. In addition, there may be imperfect correlation between the Fund's derivative transactions and the instruments being hedged.

     FUTURES CONTRACTS AND RELATED OPTIONS -- Ultra Fund may buy and sell futures contracts and Small Company Fund may buy and sell futures contracts (and options on such contracts) to hedge all or a portion of its portfolio or as an efficient means of adjusting overall exposure to certain markets. A financial futures contract calls for delivery of a particular security at a certain time in the future. The seller of the contract agrees to make delivery of the type of security called for in the contract and the buyer agrees to take delivery at a specified future time. Small Company Fund may also write call options and purchase put options on financial futures contracts as a hedge to attempt to protect the Fund's securities from a decrease in value. When a Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, the purchaser of a put option on a futures contract is entitled (but not obligated) to sell a futures contract at a fixed price during the life of the option.


     Financial futures contracts may include stock index futures contracts. A stock index assigns relative values to common stocks included in the index and the index fluctuates with changes in the market values of the common stocks included. A stock index futures contract is a bilateral contract pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

     REGULATORY MATTERS RELATED TO FUTURES AND OPTIONS -- In connection with its proposed futures and options transactions, each Fund that may invest in such instruments has filed with the CFTC a notice of eligibility for exemption from the definition of (and therefore from CFTC regulation as) a "commodity pool operator" under the Commodity
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Exchange Act. The Fund represents in its notice of eligibility that: (i) it will not purchase or sell futures or options on futures contracts or stock indices if as a result the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts or stock indices would exceed 5 percent of the Fund's net assets; and
(ii) with respect to each futures contract purchased or long position in an option contract, each Fund will set aside in a segregated account cash or liquid securities in an amount equal to the market value of such contract less the initial margin deposit.


     The Staff of the SEC has taken the position that the purchase and sale of futures contracts and the writing of related options may involve senior securities for the purposes of the restrictions contained in Section 18 of the Investment Company Act of 1940 on investment companies' issuing senior securities. However, the Staff has issued letters declaring that it will not recommend enforcement action under Section 18 if an investment company: (i) sells futures contracts to offset expected declines in the value of the investment company's securities, provided the value of such futures contracts does not exceed the total market value of those securities (plus such additional amount as may be necessary because of differences in the volatility factor of the securities vis-a-vis the futures contracts); (ii) writes call options on futures contracts, stock indices or other securities, provided that such options are covered by the investment company's holding of a corresponding long futures position, by its ownership of securities which correlate with the underlying stock index, or otherwise; (iii) purchases futures contracts, provided the investment company establishes a segregated account consisting of cash or liquid securities in an amount equal to the total market value of such futures contracts less the initial margin deposited therefor; and (iv) writes put options on futures contracts, stock indices or other securities, provided that such options are covered by the investment company's holding of a corresponding short futures position, by establishing a cash segregated account in an amount equal to the value of its obligation under the option, or otherwise.


     Each Fund will conduct its purchases and sales of any futures contracts and writing of related options transactions in accordance with the foregoing.

     FUTURES AND OPTIONS RISK -- Futures contracts and options can be highly volatile and could result in reduction of a Fund's total return, and a Fund's attempt to use such investments for hedging purposes may not be successful. Successful futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. Losses from options and futures could be significant if a Fund is unable to close out its position due to distortions in the market or lack of liquidity. A Fund's risk of loss from the use of futures extends beyond its initial investment and could potentially be unlimited.

     The use of futures and options involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Investment Manager seeks to protect a Fund against potential adverse movements in the securities markets using these instruments, and such markets do not move in a direction adverse to such Fund, such Fund could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures and options include: (a) the risk that securities prices will not move in the direction anticipated; (b) imperfect correlation between the price of futures and options and movements in the prices of the securities being hedged; (c) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (d) the possible absence of a liquid secondary market for any particular instrument at any time; and (e) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to such Fund.

     The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of a hedge. Such correlation, particularly with respect to options on stock indices and stock index futures, is imperfect, and such risk increases as the composition of the Fund diverges from the composition of the relevant index. The successful use of these strategies also depends on the ability of the Investment Manager (or Sub-Adviser) to correctly forecast general stock market price movements.

     HARD ASSET SECURITIES -- The Small Company Fund may invest in equity securities of issuers which are directly or indirectly engaged to a significant extent in the exploration development or distribution of one or more of the following: precious metals; ferrous and non-ferrous metals; gas, petroleum, petrochemical and/or other commodities (collectively, "Hard Assets"). The production and marketing of Hard Assets may be affected by actions and changes in governments. In addition, Hard Asset securities may be cyclical in nature. During periods of economic or financial instability, the securities of some Hard Asset companies may be subject to broad price fluctuations, reflecting the volatility of energy and basic materials prices and the possible instability of supply of various Hard Assets. In addition, some Hard Asset companies also may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazard associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of Hard Asset

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companies may also experience greater price fluctuations than the relevant Hard Asset. In periods of rising Hard Asset prices, such securities may rise at a faster rate, and, conversely, in times of falling Hard Asset prices, such securities may suffer a greater price decline.

MANAGEMENT OF THE FUNDS


     The management of the Funds' business and affairs is the responsibility of the Board of Directors. Security Management Company, LLC (the "Investment Manager"), 700 Harrison St., Topeka, Kansas, is responsible for selection and management of the Funds' portfolio investments. The Investment Manager is a limited liability company, which is ultimately controlled by Security Benefit Life Insurance Company, a mutual life insurance company. The Investment Manager also acts as investment adviser to Security Asset Allocation Fund, Security Social Awareness Fund, Security Income Fund, Security Tax-Exempt Fund, Security Cash Fund and SBL Fund. On September 30, 1996, the aggregate assets of all of the Funds under the investment management of the Investment Manager were approximately $3.4 billion.


     The Investment Manager has engaged Lexington Management Corporation ("Lexington"), Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663, to provide certain investment advisory services to Global Fund. Lexington is a wholly-owned subsidiary of Lexington Global Asset Managers, Inc., a Delaware corporation with offices at Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of the outstanding shares of Lexington Global Asset Managers, Inc. Lexington was established in 1938 and currently manages over $3.5 billion in assets.


     The Investment Manager has engaged Strong Capital Management, Inc. ("Strong"), 900 Heritage Reserve, Menomonee Falls, Wisconsin 53051, to provide certain investment advisory services to the Small Company Fund. Strong is a privately held corporation which is controlled by Richard S. Strong. Strong was established in 1974 and currently manages over $27 billion in assets.


     Subject to the supervision and direction of the Funds' Board of Directors, the Investment Manager manages the Funds' portfolios in accordance with each Fund's stated investment objective and policies and makes all investment decisions. As to Global Fund and Small Company Fund, the Investment Manager supervises the management of these Funds' portfolios by the Sub-Advisers, Lexington and Strong. The Investment Manager has agreed that total annual expenses of the respective Funds (including for any fiscal year, the management fee, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class B distribution fees) shall not for each of the Funds exceed the level of expenses which the Funds are permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then qualified for sale. (The Investment Manager is not aware of any state that currently imposes limits on the level of mutual fund expenses.) The Investment Manager will contribute such funds to the Funds or waive such portion of its compensation as may be necessary to insure that such total annual expenses do not exceed any such limitation.


     The Investment Manager also acts as the administrative agent and transfer agent and dividend disbursing agent for the Funds, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for the Funds.


     For its services, the Investment Manager receives, with respect to Growth and Income, Equity and Ultra Funds, on an annual basis, a fee of 2 percent of the first $10 million of the average net assets, 1.50 percent of the next $20 million of the average net assets and 1 percent of the remaining average net assets of these Funds, calculated daily and payable monthly. The Investment Manager receives with respect to the Global Fund, on an annual basis, 2 percent of the first $70 million of the average net assets and 1.50 percent of the remaining average net assets of this Fund, calculated daily and payable monthly. The Investment Manager pays Lexington an amount equal to .50 percent of the average net assets of Global Fund, calculated on a daily basis and payable monthly. For the investment advisory services provided to the Value Fund and Small Company Fund, the Investment Manager receives, on an annual basis, a fee of 1 percent of the average daily net assets of each Fund, calculated daily and payable monthly. The Investment Manager pays Strong with respect to the Small Company Fund, an annual fee based on the combined average net asset of the Fund and another fund to which Strong provides advisory services. The fee is equal to
 .50 percent of the combined average net assets under $150 million, .45 percent of the combined average net assets at or above $150 million but less than $500 million, and .40 percent of the combined average net assets at or above $500 million. As compensation for providing administrative, bookkeeping, accounting and pricing services to the Value Fund and Small Company Fund, the Investment Manager receives on an annual basis, a fee of .09 percent of the average daily net assets of each Fund, calculated daily and payable monthly.


     For the period October 1, 1996 to March 31, 1997, the total expenses, as a percentage of average net assets, were 1.26 percent for Class A and 2.26 percent for Class B shares of Growth and Income Fund; 1.03 percent for Class A and 2.04 percent for Class B shares of Equity Fund; 2.0 percent for Class A and 3.0 percent for Class B shares of Global Fund; and 1.26 percent for Class A and 2.25 percent for Class B shares of Ultra Fund. For the period May 1, 1997 (date of inception) to August 31, 1997, the total expenses for


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Class A and Class B shares of Value Fund were 1.09 percent and 1.96 percent, respectively. Expense information for the Small Company Fund is not yet available as it did not begin operations until October of 1997.


PORTFOLIO MANAGEMENT


     The common stock portion of the GROWTH AND INCOME FUND portfolio is managed by the Investment Manager's Large Capitalization Team consisting of John Cleland, Chief Investment Strategist, Terry Milberger, Jim Schier, and Chuck Lauber. Jim Schier, Portfolio Manager, assumed day-to-day responsibility for managing this portion of the portfolio in October 1997. The fixed income portion of the Growth and Income Fund portfolio is managed by the Fixed Income Team of the Investment Manager consisting of John Cleland, Chief Investment Strategist, Jane Tedder, Tom Swank, Steve Bowser, Barb Davison, David Eshnaur, Elaine Miller and Paulette Schwerdt. Tom Swank, Vice President and Portfolio Manager of the Investment Manager, has had day-to-day responsibility for managing the fixed income portion of the Growth and Income Fund portfolio since 1994. EQUITY FUND is managed by the Large Capitalization Team of the Investment Manager described above. Mr. Milberger has had day-to-day responsibility for managing the Equity Fund since 1981. GLOBAL FUND is managed by an investment management team of Lexington. Richard T. Saler and Alan Wapnick, the lead managers, have had day-to-day responsibility for managing Global Fund since 1994. VALUE FUND is managed by the Large Capitalization Team of the Investment Manager described above. Mr. Schier has had day-to-day responsibility for managing the Value Fund since its inception in 1997. SMALL COMPANY FUND is managed by Ronald C. Ognar of Strong. He has had day-to-day responsibility for managing Small Company Fund since its inception in 1997. ULTRA FUND is managed by the Investment Manager's Small Capitalization Team which consists of John Cleland, Chief Investment Strategist, Cindy Shields, Larry Valencia and Frank Whitsell. Cindy Shields, Portfolio Manager, has had day-to-day responsibility for managing the Fund since 1994.


     MR. MILBERGER, Senior Portfolio Manager, has more than 20 years of investment experience. He began his career as an investment analyst in the insurance industry and from 1974 through 1978 he served as an assistant portfolio manager for the Investment Manager. He was then employed as Vice
President of Texas Commerce Bank and managed its pension assets until he returned to the Investment Manager in 1981. Mr. Milberger holds a bachelor's degree in business and a Masters of Business Administration from the University of Kansas and is a Chartered Financial Analyst. His investment philosophy is based on patience and opportunity for the long-term investor.

     MR. OGNAR, portfolio manager of Strong, is a Chartered Financial Analyst with more than 25 years of investment experience. Mr. Ognar joined Strong in April 1993 after two years as a principal and portfolio manager with RCM Capital Management. Prior to his position at RCM Capital Management, he was a portfolio manager at Kemper Financial Services in Chicago. Mr. Ognar began his investment career in 1968 at LaSalle National Bank. He is a graduate of the University of Illinois with a bachelor's degree in accounting.

     MR. SALER is a Senior Vice President of Lexington and is responsible for international investment analysis and portfolio management. He has eleven years of investment experience. Mr. Saler has focused on international markets since first joining Lexington in 1986. Most recently he was a strategist with Nomura Securities and rejoined Lexington in 1992. Mr. Saler is a graduate of New York University with a B.S. Degree in Marketing and an M.B.A. in Finance from New York University's graduate School of Business Administration.

     MR. SCHIER, Portfolio Manager of the Investment Manager, has 13 years experience in the investment field and is a Chartered Financial Analyst. While employed by the Investment Manager, he also served as a research analyst. Prior to joining the Investment Manager in 1995, he was a portfolio manager for Mitchell Capital Management from 1993 to 1995. From 1988 to 1995 he served as Vice President and Portfolio Manager for Fourth Financial. Prior to 1988, Mr. Schier served in various positions in the investment field for Stifel Financial, Josepthal & Company and Mercantile Trust Company. Mr. Schier earned a bachelor of business degree from the University of Notre Dame and an M.B.A. from Washington University.

     MS. SHIELDS, Portfolio Manager of the Investment Manager, has eight years experience in the securities field. Ms. Shields has been a portfolio manager since 1994, and prior to that time, she served as a research analyst for the Investment Manager. She is a Chartered Financial Analyst. Ms. Shields graduated from Washburn University with a Bachelor of Business Administration degree, majoring in finance and economics. She joined the Investment Manager in 1989.

     MR. SWANK has over ten years of experience in the investment field. Prior to joining the Investment Manager in 1992, he was an Investment Underwriter and Portfolio Manager for U.S. West Financial Services, Inc. from 1986 to 1992. From 1984 to 1986, he was a Commercial Credit Officer for United Bank of Denver. From 1982 to 1984, he was employed as a Bank Holding Company Examiner for the Federal Reserve Bank of Kansas City - Denver Branch. Mr. Swank graduated from Miami University in Ohio with a Bachelor of Science degree in Finance in 1982. He earned a Master of Business Administration degree from the University of Colorado and is a Chartered Financial Analyst.

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     MR. WAPNICK is a Senior Vice President of Lexington and is responsible for portfolio management. He has 27 years investment experience. Prior to joining Lexington in 1986, Mr. Wapnick was an equity analyst with Merrill Lynch, J. & W. Seligman, Dean Witter and most recently Union Carbide Corporation. Mr. Wapnick is a graduate of Dartmouth College and received a Master's Degree in Business Administration from Columbia University.

HOW TO PURCHASE SHARES

     Security Distributors, Inc. (the "Distributor"), 700 Harrison St., Topeka, Kansas, a wholly-owned subsidiary of Security Benefit Group, Inc., is principal underwriter for the Funds. Shares of the Funds may be purchased through authorized investment dealers. In addition, banks and other financial institutions that have an agreement with the Distributor, may make shares of the Funds available to their customers. The minimum initial purchase must be $100. Subsequent purchases must be $100 unless made through an Accumulation Plan which allows subsequent purchases of $20.

     Orders for the purchase of shares of the Funds will be confirmed at an offering price equal to the net asset value per share next determined after receipt of the order in proper form by the Distributor (generally as of the close of the New York Stock Exchange on that day) plus the sales charge in the case of Class A shares. Orders received by dealers or other firms prior to the close of the Exchange and received by the Distributor prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day.

     Orders for shares received by broker-dealers prior to that day's close of trading on the New York Stock Exchange and transmitted to the Fund prior to its close of business that day will receive the offering price equal to the net asset value per share computed at the close of trading on the Exchange on the same day plus, in the case of Class A shares, the sales charge. Orders received by broker-dealers after that day's close of trading on the Exchange and transmitted to the Fund prior to the close of business on the next business day will receive the next business day's offering price.

     The Funds reserve the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

ALTERNATIVE PURCHASE OPTIONS The Funds offer two classes of shares:

     CLASS A SHARES -- FRONT-END LOAD OPTION -- Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge for one year). See Appendix A for a discussion of "Rights of Accumulation" and "Statement of Intention," which options may reduce the front-end sales charge on purchases of Class A shares.

     CLASS B SHARES -- BACK-END LOAD OPTION -- Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert tax-free to Class A shares at the end of eight years after purchase.

     The decision as to which class is more beneficial to an investor depends on the amount and intended length of the investment. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B shares, in which case 100 percent of the purchase price is invested immediately, depending on the amount of the purchase and the intended length of investment. The Funds will not normally accept any purchase of Class B shares in the amount of $500,000 or more.

     Dealers or others receive different levels of compensation depending on which class of shares they sell.

CLASS A SHARES

     Class A shares are offered at net asset value plus an initial sales charge as follows:

                                                    SALES CHARGE
                                   ---------------------------------------------
      AMOUNT OF                    PERCENTAGE      PERCENTAGE OF     PERCENTAGE
   TRANSACTION AT                  OF OFFERING      NET AMOUNT       REALLOWABLE
   OFFERING PRICE                     PRICE          INVESTED        TO DEALERS
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Less than $50,000 .................   5.75%            6.10%            5.00%
$50,000 but less than $100,000 ....   4.75%            4.99%            4.00%
$100,000 but less than $250,000 ...   3.75%            3.90%            3.00%
$250,000 but less than $500,000 ...   2.75%            2.83%            2.25%
$500,000 but less than $1,000,000..   2.00%            2.04%            1.75%
$1,000,000 or more ................   None             None          (See below)

     Purchases of Class A shares in an amount of $1,000,000 or more are at net asset value (without a sales charge), but are subject to a contingent deferred sales charge of one percent in the event of redemption within one year following purchase. For a discussion of the contingent deferred sales charge, see "Calculation and Waiver of Contingent Deferred Sales Charges," page 25.

     The Distributor will pay a commission to dealers on Class A purchases of $1,000,000 or more as follows: 1.00 percent on sales up to $5,000,000, plus .50 percent on sales

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of $5,000,000 or more up to $10,000,000 and .10 percent on any amount of $10,000,000 or more.

     The Investment Manager may, at its expense, pay a service fee to dealers who satisfy certain criteria established by the Investment Manager from time to time relating to the volume of their sales of Class A shares of the Funds and certain other Security Funds during prior periods and certain other factors, including providing certain services to their clients who are stockholders of the Funds. Such services include assisting in maintaining records, processing purchase and redemption requests and establishing stockholder accounts, assisting stockholders in changing account options or enrolling in specific plans, and providing stockholders with information regarding the Funds and related developments.

     Currently, service fees are paid on the aggregate value of accounts opened after July 31, 1990, in Security Equity, Ultra, Global, Growth and Income, Asset Allocation, Social Awareness, Value, Small Company and Tax-Exempt Funds at the following annual rates: .25 percent of aggregate net asset value for amounts of $100,000 but less than $5,000,000 and .30 percent for amounts of $5,000,000 or more.

     Additional information may be obtained by referring to the Funds' Statement of Additional Information.

SECURITY EQUITY FUND'S CLASS A DISTRIBUTION PLAN

     In addition to the sales charge deducted from Class A shares at the time of purchase, Small Company Fund is authorized, under a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Class A Distribution Plan"), to use its assets to finance certain activities relating to the distribution of its shares to investors. This Plan permits payments to be made by this Fund to the Distributor to finance various activities relating to the distribution of its Class A shares to investors, including, but not limited to, the payment of compensation (including incentive compensation to securities dealers and other financial institutions and organizations) to obtain various distribution-related and/or administrative services for the Fund.

     Under the Class A Distribution Plan, a monthly payment is made to the Distributor in an amount computed at an annual rate of .25 percent of the average daily net asset value of Small Company Fund's Class A shares. The distribution fee is charged to the Fund in proportion to the relative net assets of its Class A shares. The distribution fees collected may be used by Small Company Fund to finance distribution activities, for example advertisements.

     The Class A Distribution Plan authorizes payment by the Class A shares of this Fund of the cost of preparing, printing and distributing prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the Plan.


     In addition, compensation to securities dealers and others is paid from distribution fees at an annual rate of .25 percent of the average daily net asset value of Class A shares sold by such dealers and remaining outstanding on the Small Company Fund's books to obtain certain administrative services for the Small Company Fund's Class A stockholders. The services include, among other things, processing new stockholder account applications and serving as the primary source of information to customers in answering questions concerning the Fund and its transactions with the Fund. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of Small Company Fund. Other promotional activities which may be financed pursuant to the Plan include (i) informational meetings concerning the Fund for registered representatives interested in selling shares of the Fund and (ii) bonuses or incentives offered to all or specified dealers on the basis of sales of a specified minimum dollar amount of Class A shares of the Fund by the registered representatives employed by such dealer(s). The expenses associated with the foregoing activities will include travel expenses, including lodging. From time to time, the Distributor may spend an amount on promotional activities that exceeds the amount of distribution fees that have been collected under the plan. In this event, the Distributor would seek reimbursement for such expenditures from distribution fees collected in future years. Additional information may be obtained by referring to the Fund's Statement of Additional Information.


     Small Company Fund's Class A Distribution Plan may be terminated at any time by vote of the directors of Equity Fund, who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class A shares. In the event the Class A Distribution Plan is terminated by the Fund's Class A stockholders or the Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor.

CLASS B SHARES

     Class B shares are offered at net asset value, without an initial sales charge. With certain exceptions, the Funds may impose a deferred sales charge on shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds or original purchase price, whichever is lower, otherwise payable to the stockholder. The deferred sales charge is retained by the Distributor.

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     Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed, according to the following schedule:

             YEAR SINCE PURCHASE              CONTINGENT DEFERRED
              PAYMENT WAS MADE                   SALES CHARGE
             -------------------              -------------------
                   First                              5%
                   Second                             4%
                   Third                              3%
                   Fourth                             3%
                   Fifth                              2%
             Sixth and following                      0%

     Class B shares (except shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares) will automatically convert on the eighth anniversary of the date such shares were purchased to Class A shares which are subject to a lower distribution fee. This automatic conversion of Class B shares will take place without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to the Investment Manager.) All shares purchased through reinvestment of dividends and other distributions paid with respect to Class B shares ("reinvestment shares") will be considered to be held in a separate subaccount. Each time any Class B shares (other than those held in the subaccount) convert to Class A shares, a pro rata portion of the reinvestment shares held in the subaccount will also convert to Class A shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under current law, it is the Funds' opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B stockholders.

CLASS B DISTRIBUTION PLAN

     Each Fund bears some of the costs of selling its Class B shares under a Distribution Plan adopted with respect to its Class B shares ("Class B Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). This Plan provides for payments at an annual rate of 1.00 percent of the average daily net asset value of Class B shares. Amounts paid by the Funds are currently used to pay dealers and other firms that make Class B shares available to their customers (1) a commission at the time of purchase normally equal to 4.00 percent of the value of each share sold and (2) a service fee payable for the first year, initially, and for each year thereafter, quarterly, in an amount equal to .25 percent annually of the average daily net asset value of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Funds.

     NASD Rules limit the aggregate amount that each Fund may pay annually in distribution costs for the sale of its Class B shares to 6.25 percent of gross sales of Class B shares since the inception of the Distribution Plan, plus interest at the prime rate plus one percent on such amount (less any contingent deferred sales charges paid by Class B shareholders to the Distributor). The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Funds. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus one percent) at such time in the future as, and to the extent that, payment thereof by the Funds would be within permitted limits.

     Each Fund's Class B Distribution Plan may be terminated at any time by vote of its directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class B shares. In the event the Class B Distribution Plan is terminated by the Class B stockholders or the Funds' Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Funds make no payments in connection with the sale of their shares other than the distribution fee paid to the Distributor.

CALCULATION AND WAIVER OF CONTINGENT DEFERRED SALES CHARGES

     Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in an amount of $1,000,000 or more) and Class B shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or
(2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the net asset value per share of the Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares (purchased in an amount of $1,000,000 or more) held for more than one year or Class B shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first.

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Thereafter, shares held the longest will be the first to be redeemed.

     The contingent deferred sales charge is waived (1) following the death of a stockholder if redemption is made within one year after death; (2) upon the disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a stockholder prior to age 65 if redemption is made within one year after the disability, provided such disability occurred after the stockholder opened the account; (3) in connection with required minimum distributions in the case of an IRA, SAR-SEP or Keogh or any other retirement plan qualified under section 401(a), 401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement plans qualified under section 401(a) or 401(k) of the Internal Revenue Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the
CDSC), (iv) "financial hardship" of a participant in the plan, as that term is defined in Treasury Regulation section 1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan. The contingent deferred sales charge may also be waived in the case of redemptions of Class B shares of the Funds pursuant to a systematic withdrawal program. See "Systematic Withdrawal Program," page 30 for details.

ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS

     The Investment Manager or Distributor, from time to time, will provide promotional incentives or pay a bonus to certain dealers whose representatives have sold or are expected to sell significant amounts of the Funds and/or certain other funds managed by the Investment Manager. Such promotional incentives will include payment for attendance (including travel and lodging expenses) by qualifying registered representatives (and members of their families) at sales seminars at luxury resorts within or without the United States. Bonus compensation may include reallowance of the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class B shares, an amount which exceeds the maximum commission. The Distributor, or the Investment Manager, may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the funds managed by the Investment Manager. Certain of the promotional incentives or bonuses may be financed by payments to the Distributor under a Rule 12b-1 Distribution Plan. The payment of promotional incentives and/or bonuses will not change the price an investor will pay for shares or the amount that the Funds will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc. ("NASD"). A dealer to whom substantially the entire sales charge of Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.

     The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the funds for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above. Banks currently are prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Funds' Board of Directors would consider what action, if any, would be appropriate.

     In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. The Investment Manager or Distributor also may pay a marketing allowance to dealers who meet certain eligibility criteria. This allowance is paid with reference to new sales of Fund shares in a calendar year. To be eligible for this allowance in any given year, the dealer must sell a minimum of $2,000,000 of Class A and Class B shares during that year. The marketing allowance ranges from .15 percent to .75 percent of aggregate new sales depending upon the volume of shares sold. See the Funds' Statement of Additional Information for more detailed information about the marketing allowance.

PURCHASES AT NET ASSET VALUE

     Class A shares of the Funds may be purchased at net asset value by (1) directors, officers and employees of the Funds, the Funds' Investment Manager or Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above;
(3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker/dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be

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transferred or resold except through redemption or repurchase by or on behalf of the Funds.

     Class A shares of the Funds may also be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. The Distributor must be notified when a purchase is made that qualifies under this provision.

     A stockholder of Equity Fund who formerly invested in the Bondstock Investment Plans or Life Insurance Investors Investment Plans may purchase Class A shares of Equity Fund at net asset value provided that such stockholder maintains his or her Equity Fund account.

HOW TO REDEEM SHARES

     A stockholder may redeem shares at the net asset value next determined after the time when such shares are tendered for redemption.

     Shares will be redeemed on request of the stockholder in proper order to the Funds' Investment Manager, Security Management Company, LLC, 700 Harrison St., Topeka, Kansas 66636-0001, which serves as the Funds' transfer agent. A request is made in proper order by submitting the following items to the Investment Manager: (1) a written request for redemption signed by all registered owners exactly as the account is registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of all signatures on the written request or on the share certificate or accompanying stock power; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Investment Manager for redemption by corporations or other organizations, executors, administrators, trustees, custodians or the like. Transfers of shares are subject to the same requirements. The signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union, national securities exchange or savings association. A signature guarantee is not required for redemptions of $10,000 or less, requested by and payable to all stockholders of record for an account, to be sent to the address of record. The Investment Manager reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future. To avoid delay in redemption or transfer, stockholders having questions should contact the Investment Manager by calling 1-800-888-2461, extension 3127.

     The  redemption  price  will be the net  asset  value  of the  shares  next computed after the redemption request in proper order is received by the Investment Manager. Payment of the amount due, less any applicable deferred sales charge, will be made by check within seven days after receipt of the redemption request in proper order. Payment may also be made by wire at the sole discretion of the Investment Manager. If a wire transfer is requested, the Investment Manager must be provided with the name and address of the stockholder's bank as well as the account number to which payment is to be wired. Checks will be mailed to the stockholder's registered address (or as otherwise directed). Remittance by wire (to a commercial bank account in the same name(s) as the shares are registered), by certified or cashier's check, or by express mail, if requested, will be at a charge of $15, which will be deducted from the redemption proceeds.

     In addition to the foregoing redemption procedure, the Funds repurchase shares from broker-dealers at the price determined as of the close of business on the day such offer is confirmed. Dealers may charge a commission on the repurchase of shares.

     At various times, requests may be made to redeem shares for which good payment has not yet been received. Accordingly, the mailing of a redemption check may be delayed until such time as good payment has been collected for the purchase of the shares in question, which may take up to 15 days.

     Requests may also be made to redeem shares in an account for which the stockholder's tax identification number has not been provided. To the extent permitted by law, the redemption proceeds from such an account will be reduced by $50 to reimburse for the penalty imposed by the Internal Revenue Service for failure to report the tax identification number.

TELEPHONE REDEMPTIONS

     A stockholder may redeem uncertificated shares in amounts up to $10,000 by telephone request, provided the stockholder has completed the Telephone Redemption section of the application or a Telephone Redemption form which may be obtained from the Investment Manager. The proceeds of a telephone redemption will be sent to the stockholder at his or her address as set forth in the application or in a subsequent written authorization with a signature guarantee. Once authorization has been received by the Investment Manager, a stockholder may redeem shares by calling the Funds at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Redemption requests received by telephone after the close of the New York Stock Exchange (normally 3 p.m. Central time) will be treated as if

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received on the next business day. Telephone redemptions are not accepted for IRA and 403(b)(7) accounts. A stockholder who authorizes telephone redemptions authorizes the Investment Manager to act upon the instructions of any person identifying themselves as the owner of the account or the owner's broker. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting a telephone redemption provide the account registration and number and the owner's tax identification number, and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager, nor the Distributor shall be liable for any loss, liability, cost or expense arising out of any telephone redemption request, provided the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by the Investment Manager or the Funds.

     During  periods  of  severe  market  or  economic   conditions,   telephone
redemptions  may  be  difficult  to  implement  and  stockholders   should  make
redemptions by mail as described under "How to Redeem Shares."

DIVIDENDS AND TAXES

     It is each Fund's policy to distribute realized capital gains, if any, in excess of any capital losses and capital loss carryovers, at least once a year and to pay dividends from net investment income as the Funds' Board of Directors may declare from time to time, except Growth and Income Fund which pays dividends quarterly in March, June, September, and December. Because Class A shares of the Funds bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B shares of the Funds bear such costs through a higher distribution fee, expenses attributable to Class B shares will generally be higher and, as a result, income distributions paid by the Funds with respect to Class B shares generally will be lower than those paid with respect to Class A shares. Any dividend payment or capital gain distribution will result in a decrease of the net asset value of the shares in an amount equal to the payment or distribution. All dividends and distributions are automatically reinvested on the payable date in shares of the Funds at net asset value as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless the Investment Manager is previously notified in writing by the stockholder that such dividends or distributions are to be received in cash. A stockholder may request that such dividends or distributions be directly deposited to the stockholder's bank account. Dividends or distributions paid with respect to Class A shares and received in cash may, within 30 days of the payment date, be reinvested without a sales charge.

     Each of the series of Security Equity Fund is to be treated separately in determining the amounts of income and capital gains distributions, and for this purpose, each series will reflect only the income and gains, net of losses, of that series.

     Certain requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

     Each of the Funds intends to qualify as a "regulated investment company" under the Internal Revenue Code. Such qualification generally removes the liability for federal income taxes from the Fund, and generally makes federal income tax upon income and capital gains generated by the Fund's investments, the sole responsibility of its stockholders provided the Fund continues to so qualify and distributes all of its net investment income and net realized capital gain to its stockholders. Furthermore, the Funds generally will not be subject to excise taxes imposed on certain regulated investment companies provided that each Fund distributes 98 percent of its ordinary income and 98 percent of its net capital gain income each year.

     Distributions of net investment income and realized net short-term capital gain are taxable to stockholders as ordinary income whether received in cash or reinvested in additional shares. Distributions (designated by the Funds as "capital gain dividends") of the excess, if any, of net long-term capital gains over net short-term capital losses are taxable to stockholders as long-term capital gains regardless of how long a stockholder has held the Fund's shares and regardless of whether received in cash or reinvested in additional shares. Stockholders should consult their tax adviser to determine the federal, state and local tax consequences to them from an investment in the Fund.

     Certain dividends declared in October, November or December of a calendar year are taxable to stockholders as though received on December 31 of that year if paid to stockholders during January of the following calendar year.

     Advice as to the tax status of each year's distributions will be mailed on or before January 31, of the following year. The Funds are required by law to withhold 31 percent of taxable dividends and distributions (including redemption proceeds) to stockholders who do not furnish their correct

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taxpayer identification numbers, or are otherwise subject to the backup withholding provisions of the Internal Revenue Code.

FOREIGN TAXES

     Investment income received from sources within foreign countries may be subject to foreign income taxes. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30 percent or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the Funds) to a reduced tax rate (generally 10 to 15 percent) or to certain exemptions from tax. The Funds will operate so as to qualify for such reduced tax rates or tax redemptions whenever possible. While stockholders will bear the cost of any foreign tax withholding, they will not be able to claim foreign tax credit or deduction for taxes paid by the Fund.

DETERMINATION OF NET ASSET VALUE

     The net asset value of each Fund is computed as of the close of regular trading hours on the New York Stock Exchange (normally 3 p.m. Central time) on days when the Exchange is open.

     The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities and dividing by the number of shares outstanding. In determining each Fund's total net assets, securities listed or traded on a recognized securities exchange will be valued on the basis of the last sale price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on prices from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the last current bid price. If there is no bid price, or if the bid price is deemed unsatisfactory by the Board of Directors or by the Investment Manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value. Valuations of the Funds' securities are supplied by a pricing service approved by the Funds' Board of Directors.

     Because the expenses of distribution are borne by Class A shares through a front-end sales charge and by Class B shares through an ongoing distribution fee, the expenses attributable to each class of shares will differ, resulting in different net asset values. The net asset value of Class B shares will generally be lower than the net asset value of Class A shares as a result of the distribution fee charged to Class B shares. It is expected, however, that the net asset value per share will tend to converge immediately after the payment of dividends which will differ in amount for Class A and B shares by approximately the amount of the different distribution expenses attributable to Class A and B shares.

TRADING PRACTICES AND BROKERAGE


     The portfolio turnover rate for each of the Funds for the fiscal year ended September 30, 1996, was Growth and Income Fund - 69 percent; Equity Fund - 64 percent; Global Fund - 142 percent; and Ultra Fund - 161 percent. The annualized portfolio turnover rate for the Value Fund for the period May 1, 1997 (date of inception) to August 31, 1997, was 25 percent. The portfolio turnover rate is not yet available for the Small Company Fund as it did not begin operations until October of 1997. Higher portfolio turnover (portfolio turnover of 100 percent or more) subjects a Fund to increased brokerage costs and may, in some cases, have adverse tax effects on the Fund or its stockholders. The annual portfolio turnover of Growth and Income and Global Funds generally will be less than 100 percent, that of the Value Fund will generally be less than 150 percent, that of Equity Fund generally will be in the area of 100 percent, and that of Ultra Fund generally will be more than 100 percent. The portfolio turnover of Small Company Fund is not expected to exceed 200 percent.


     Transactions in portfolio securities for each Fund are effected in the manner deemed to be in the best interests of the Fund. In selecting a broker to execute a specific transaction, all relevant factors will be considered. Portfolio transactions may be directed to brokers who furnish investment information or research services to the Investment Manager or who sell shares of the Funds. The Investment Manager may, consistent with the NASD Rules of Fair Practice, consider sales of Fund shares in the selection of a broker. Securities held by the Funds may also be held by other investment advisory clients of the Investment Manager, including other investment companies, and by Security Benefit Life Insurance Company ("SBL"). Purchases or sales of the same security occurring on the same day (which may include orders from SBL) may be aggregated and executed as a single transaction, subject to the Investment Manager's obligation to seek best execution. Aggregated purchases or sales are generally effected at an average price and on a pro rata basis (transaction costs will also generally be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold. See the Funds' Statement of Additional Information for a more detailed description of trading and brokerage practices.

PERFORMANCE

     Each Fund may, from time to time, include quotations of its average annual total return and aggregate total return in advertisements or reports to stockholders or prospective investors.

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     Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund). Such total return figures will reflect the deduction of the maximum sales charge and a proportional share of Fund expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

     Quotations of aggregate total return will be calculated for any specified period by assuming a hypothetical investment in the Fund on the date of the commencement of the period and assuming that all dividends and distributions are reinvested when paid. The net increase or decrease in the value of the investment over the period will be divided by its beginning value to arrive at total return. Total return calculated in this manner reflects actual performance over a stated period of time while average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return.

     In addition, quotations of aggregate total return may also be calculated for several consecutive one-year periods, expressing the total return as a percentage increase or decrease in the value of the investment for each year relative to the ending value for the previous year. The Funds may from time to time quote total return that does not reflect deduction of any applicable sales charge, which charges, if reflected, would reduce the total return quoted.

     Quotations of average annual total return or aggregate total return reflect only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Such quotations for the Funds will vary based on changes in market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its average annual total return and aggregate total return to current or prospective stockholders, each Fund also may compare these figures to the performance of other mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Each Fund will include performance data for both Class A and Class B shares of the Fund in any advertisement or report including performance data of the Fund.

     For a more detailed description of the methods used to calculate the average annual total return and aggregate total return of the Funds, see the Funds' Statement of Additional Information.

SHAREHOLDER SERVICES

ACCUMULATION PLAN

     An investor may choose to invest in one of the Funds through a voluntary Accumulation Plan. This allows for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan involves no obligation to make periodic investments, and is terminable at will.

     Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Fund as of the close of business on such day as the payment is received. The investor will receive a confirmation and statement after each investment.

     Investors may choose to use "Secur-O-Matic" (automatic bank draft) to make their Fund purchases. There is no additional charge for choosing to use Secur-O-Matic. An application for Secur-O-Matic may be obtained from the Funds.

SYSTEMATIC WITHDRAWAL PROGRAM

     Stockholders who wish to receive regular monthly, quarterly, semiannual, or annual payments of $25 or more may establish a Systematic Withdrawal Program. A stockholder may elect a payment that is a specified percentage of the initial or current account value or a specified dollar amount. A Systematic Withdrawal Program will be allowed only if shares with a current offering price of $5,000 or more are deposited with the Investment Manager, which will act as agent for the stockholder under the Program. Shares are liquidated at net asset value. The Program may be terminated on written notice, or it will terminate automatically if all shares are liquidated or withdrawn from the account.

     A stockholder may establish a Systematic Withdrawal Program with respect to Class B shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10 percent of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B shares provides for withdrawals in excess of 10 percent of the value of the account in any Program year and, as a result, all withdrawals under such a Program would be subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Calculation and Waiver of Contingent Deferred Sales

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Charges," page 25. A Systematic Withdrawal form may be obtained from the Funds.

EXCHANGE PRIVILEGE

     Stockholders who own shares of the Funds may exchange those shares for shares of another of the Funds, for shares of the other mutual funds distributed by the Distributor or for shares of Security Cash Fund at net asset value. The other funds currently distributed by the Distributor include Security Asset Allocation, Social Awareness, Value, Corporate Bond, Limited Maturity Bond, U.S. Government, High Yield, Emerging Markets Total Return, Global Asset Allocation, Global High Yield and Tax-Exempt Funds. Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee is presently imposed on such an exchange. Class A and Class B shares of the Funds may be exchanged for Class A and Class B shares, respectively, of another fund distributed by the Distributor or for shares of Security Cash Fund, a money market fund that offers a single class of shares. Any applicable contingent deferred sales charge will be imposed upon redemption and calculated from the date of the initial purchase without regard to the time shares were held in Security Cash Fund. For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within ninety days after the exchanged shares were acquired. Exchanges are made upon receipt of a properly completed Exchange Authorization form. A current prospectus of the fund into which an exchange is made will be given to each stockholder exercising this privilege.

     To exchange shares by telephone, a stockholder must hold shares in non-certificate form and must either have completed the Telephone Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from the Investment Manager. Once authorization has been received by the Investment Manager, a stockholder may exchange shares by telephone by calling the Funds at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received by telephone after the close of the New York Stock Exchange (normally 3 p.m. Central time) will be treated as if received on the next business day. A stockholder who authorizes telephone exchanges authorizes the Investment Manager to act upon the instructions of any person by telephone to exchange shares between any identically registered accounts with the Funds listed above. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting an exchange by telephone provide the account registration and number and the owner's tax identification number and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager nor the Distributor shall be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request, provided the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone exchanges may bear the risk of loss from a fraudulent or unauthorized request. The exchange privilege, including telephone exchanges, may be changed or discontinued at any time by either the Investment Manager or the Funds upon 60 days' notice to stockholders.

     In periods of severe market or economic conditions, the telephone exchange of shares may be difficult to implement and stockholders should make exchanges by writing to Security Distributors, Inc., 700 Harrison, Topeka, Kansas 66636-0001.

RETIREMENT PLANS

     The Funds have available tax-qualified retirement plans for individuals, prototype plans for the self-employed, pension and profit sharing plans for corporations and custodial accounts for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Internal Revenue Code. Further information concerning these plans is contained in the Funds' Statement of Additional Information.

GENERAL INFORMATION

ORGANIZATION

     Security Growth and Income, Equity and Ultra Funds are Kansas corporations, the Articles of Incorporation of which provide for the issuance of an indefinite number of shares of common stock in one or more classes or series. Security Equity Fund has authorized capital stock of $.25 par value and currently issues its shares in six series, Equity Fund, Global Fund, Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund. The shares of each series of Security Equity Fund represent a pro rata beneficial interest in that series' net assets and in the earnings and profits or losses derived from the investment of such assets. Growth and Income and Ultra Funds have not issued shares in any additional series at the present time. Growth and Income and Ultra Funds have authorized capital stock of $1.00 par value and $.50 par value, respectively.

     Each of the Funds currently issues two classes of shares which participate proportionately based on their relative net asset values in dividends and distributions and have equal voting, liquidation and other rights except that
(i) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time, are borne solely by each class;

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SECURITY FUNDS
PROSPECTUS
================================================================================

(ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class; (iii) each class has different exchange privileges; and (iv) each class has a different designation. When issued and paid for, the shares will be fully paid and nonassessable by the Funds. Shares may be exchanged as described above under "Exchange Privilege," but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable and have cumulative voting privileges for the election of directors.

     On certain matters, such as the election of directors, all shares of the series of Security Equity Fund vote together, with each share having one vote. On other matters affecting a particular series, such as the investment advisory contract or the fundamental policies, only shares of that series are entitled to vote, and a majority vote of the shares of that series is required for approval of the proposal.

     The Funds do not generally hold annual meetings of stockholders and will do so only when required by law. Stockholders may remove directors from office by vote cast in person or by proxy at a meeting of stockholders. Such a meeting will be called at the written request of 10 percent of the corporation's outstanding shares.

     Although each Fund offers only its own shares, it is possible one Fund might become liable for any misstatement, inaccuracy, or incomplete disclosure in this prospectus relating to another of the Funds. The Funds' Board of Directors has considered this risk and has approved the use of a combined prospectus.

STOCKHOLDER INQUIRIES

     Stockholders who have questions concerning their account or wish to obtain additional information, may call the Funds (see back cover for address and telephone numbers), or contact their securities dealer.

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SECURITY FUNDS
PROSPECTUS                                                            APPENDIX A
================================================================================

APPENDIX A
CLASS A SHARES
REDUCED SALES CHARGES

     Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Funds alone or in combination with Class A shares of other Security Funds.

     For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention, the term "Purchaser" includes the following persons: an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION

     To reduce sales charges on purchases of Class A shares of a Fund, a Purchaser may combine all previous purchases of the Funds with a contemplated current purchase and receive the reduced applicable front-end sales charge. The Distributor must be notified when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

     Rights of accumulation also apply to purchases representing a combination of the Class A shares of the Funds, and other Security Funds, except Security Cash Fund, in those states where shares of the fund being purchased are qualified for sale.

STATEMENT OF INTENTION

     A Purchaser may choose to sign a Statement of Intention within 90 days after the first purchase to be included thereunder, which will cover future purchases of Class A shares of the Funds, and other Security Funds, except Security Cash Fund. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for purchases of $1 million or more) to become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Five percent (5%) of the amount specified in the Statement of Intention will be held in escrow shares until the statement is completed or terminated. These shares may be redeemed by the Fund if the Purchaser is required to pay additional sales charges.

     A Statement of Intention may be revised during the 13-month (or, if applicable, 36-month) period. Additional Class A shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges. A Statement of Intention may be obtained from the Funds.

REINSTATEMENT PRIVILEGE

     Stockholders who redeem their Class A shares of the Funds have a one-time privilege (1) to reinstate their accounts by purchasing Class A shares without a sales charge up to the dollar amount of the redemption proceeds; or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase Class A shares of another of the Security Funds, without a sales charge up to the dollar amount of the redemption proceeds. To exercise this privilege, a stockholder must provide written notice and a check in the amount of the reinvestment to the Fund within thirty days after the redemption request; the reinstatement will be made at the net asset value on the date received by the Fund.

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[SDI LOGO}                                                          BULK RATE
                                                                   U.S. POSTAGE
700 SW Harrison St.                                                    PAID
Topeka, KS 66636-0001                                               TOPEKA, KS
(785) 431-3127                                                    PERMIT NO. 385

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SECURITY GROWTH AND INCOME FUND
(formerly Security Investment Fund)

SECURITY EQUITY FUND
  * EQUITY SERIES
  * GLOBAL SERIES
  * ASSET ALLOCATION SERIES
  * SOCIAL AWARENESS SERIES
  * VALUE SERIES
  * SMALL COMPANY SERIES

SECURITY ULTRA FUND




STATEMENT OF ADDITIONAL INFORMATION
OCTOBER 15, 1997
RELATING TO THE PROSPECTUS DATED OCTOBER 15, 1997, AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME
(785) 431-3127
(800) 888-2461

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INVESTMENT MANAGER
  Security Management Company, LLC
  700 SW Harrison Street
  Topeka, Kansas 66636-0001

UNDERWRITER
  Security Distributors, Inc.
  700 SW Harrison Street
  Topeka, Kansas 66636-0001

CUSTODIAN
  UMB Bank, N.A.
  928 Grand Avenue
  Kansas City, Missouri 64106

  The Chase Manhattan Bank
  4 Chase MetroTech Center
  Brooklyn, New York 11245

INDEPENDENT AUDITORS
  Ernst & Young LLP
  One Kansas City Place
  1200 Main Street
  Kansas City, Missouri 64105-2143

SECURITY GROWTH AND INCOME FUND
(formerly Security Investment Fund)
SECURITY EQUITY FUND
SECURITY ULTRA FUND

Members of The Security Benefit Group of Companies
700 SW Harrison, Topeka, Kansas 66636-0001

                                  STATEMENT OF
                             ADDITIONAL INFORMATION
                                October 15, 1997
               (RELATING TO THE PROSPECTUS DATED OCTOBER 15, 1997,
                  AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME)

     This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus dated October 15, 1997, as it may be supplemented from time to time. A Prospectus may be obtained by writing or calling Security Distributors, Inc., 700 SW Harrison Street, Topeka, Kansas 66636-0001, or by calling (785) 431-3127 or (800) 888-2461, ext. 3127.

                                TABLE OF CONTENTS

                                                                            Page

General Information........................................................   1
Investment Objective and Policies of the Funds.............................   2
   Security Growth and Income Fund.........................................   2
   Security Equity Fund....................................................   4
     Equity Fund...........................................................   4
     Global Fund...........................................................   4
     Asset Allocation Fund.................................................   6
     Social Awareness Fund.................................................   8
     Value Fund............................................................   9
     Small Company Fund....................................................   9
   Security Ultra Fund.....................................................  11
Investment Methods and Risk Factors........................................  12
Investment Policy Limitations..............................................  29
   Security Growth and Income Fund's Fundamental Policies..................  30
   Security Equity Fund's Fundamental Policies.............................  30
   Security Ultra Fund's Fundamental Policies..............................  32
Officers and Directors.....................................................  33
Remuneration of Directors and Others.......................................  34
How to Purchase Shares.....................................................  35
   Alternative Purchase Options............................................  35
   Class A Shares..........................................................  36
   Security Equity Fund's Class A Distribution Plan........................  36
   Class B Shares..........................................................  37
   Class B Distribution Plan...............................................  37
   Calculation and Waiver of Contingent Deferred Sales Charges.............  38
   Arrangements With Broker-Dealers and Others.............................  38
   Purchases at Net Asset Value............................................  39
Accumulation Plan..........................................................  40
Systematic Withdrawal Program..............................................  40
Investment Management......................................................  41
   Portfolio Management....................................................  44
   Code of Ethics..........................................................  46
Distributor................................................................  46
Allocation of Portfolio Brokerage..........................................  47
How Net Asset Value is Determined..........................................  48
How to Redeem Shares.......................................................  49
   Telephone Redemptions...................................................  50
How to Exchange Shares.....................................................  51
   Exchange by Telephone...................................................  51
Dividends and Taxes........................................................  52
Organization...............................................................  55
Legal Proceedings..........................................................  56
Custodian, Transfer Agent and Dividend-Paying Agent........................  56
Independent Auditors.......................................................  56
Performance Information....................................................  56
Retirement Plans...........................................................  58
Individual Retirement Accounts (IRAs)......................................  58
SIMPLE IRAs................................................................  59
Pension and Profit-Sharing Plans...........................................  59
403(b) Retirement Plans....................................................  59
Simplified Employee Pension Plans (SEPPs)..................................  59
Financial Statements.......................................................  60
Appendix A.................................................................  61
Appendix B.................................................................  63

GENERAL INFORMATION

     Security Growth and Income Fund (formerly Security Investment Fund), Security Equity Fund and Security Ultra Fund were organized as Kansas corporations on February 2, 1944, November 27, 1961 and April 20, 1965, respectively. The name of Security Growth and Income Fund (formerly Security Investment Fund) was changed effective July 6, 1993. The Funds are registered with the Securities and Exchange Commission ("SEC") as investment companies. Such registration does not involve supervision by the SEC of the management or policies of the Funds. The Funds are open-end investment companies that, upon the demand of the investor, must redeem their shares and pay the investor the current net asset value thereof. (See "How to Redeem Shares," page 49.)

     Each of Security Growth and Income Fund ("Growth and Income Fund"), the Equity Series ("Equity Fund"), Global Series ("Global Fund"), Asset Allocation Series ("Asset Allocation Fund"), Social Awareness Series ("Social Awareness Fund"), Value Series ("Value Fund"), and Small Company Series ("Small Company Fund") of Security Equity Fund, and Security Ultra Fund ("Ultra Fund") (collectively, the "Funds") has its own investment objective and policies which are described below. While there is no present intention to do so, the investment objective and policies of each Fund, unless otherwise noted, may be changed by its Board of Directors without the approval of stockholders. Each of the Funds is also required to operate within limitations imposed by its fundamental investment policies which may not be changed without stockholder approval. These limitations are set forth below under "Investment Policy Limitations," page 29. An investment in one of the Funds does not constitute a complete investment program.

     The value of the shares of each Fund fluctuates, reflecting fluctuations in the value of the portfolio securities and, to the extent it is invested in foreign securities, its net currency exposure. Each Fund may realize losses or gains when it sells portfolio securities and will earn income to the extent that it receives dividends or interest from its investments. (See "Dividends and Taxes," page 52.)

     The Funds' shares are sold to the public at net asset value, plus a sales commission which is allocated between the principal underwriter and dealers who sell the shares ("Class A Shares"), or at net asset value with a contingent deferred sales charge ("Class B Shares"). (See "How to Purchase Shares," page 35.)

     Professional investment advice is provided to each Fund by Security Management Company, LLC (the "Investment Manager"). The Investment Manager has appointed Lexington Management Corporation ("Lexington") to provide certain investment advisory services to Global Fund, Meridian Investment Management Corporation ("Meridian") to provide quantitative investment research and investment advisory services to the Asset Allocation Fund and Strong Capital Management, Inc. ("Strong) to provide investment advisory services to Small Company Fund.

     The Funds receive investment advisory, administrative, accounting, and transfer agency services from the Investment Manager for a fee. The fee for each of the Growth and Income, Equity and Ultra Funds, on an annual basis, is 2% of the first $10 million of the average net assets, 1 1/2% of the next $20 million of the average net assets and 1% of the remaining average net assets of the respective Funds, determined daily and payable monthly. The fee paid by Global Fund, on an annual basis, is 2% of the first $70 million of the average net assets, and 1 1/2% of the remaining average net assets, determined daily and payable monthly.

     Separate fees are paid by Asset Allocation, Social Awareness, Value, and Small Company Funds, to the Investment Manager for investment advisory, administrative and transfer agency services. The investment advisory fee for Asset Allocation, Social Awareness, Value, and Small Company Funds on an annual basis is equal to 1% of the average daily net assets of each Fund, calculated daily and payable monthly. The administrative fee for Asset Allocation Fund on an annual basis is equal to .045% of the average daily net assets of the Fund plus the greater of .10% of its average net assets or $60,000. The administrative fee for the Social Awareness, Value, and Small Company Funds on an annual basis is equal to .09% of the average daily net assets of each respective Fund. The transfer agency fee for the Asset Allocation, Social Awareness, Value, and Small Company Funds consists of an annual maintenance fee of $8.00 per account, and a transaction fee of $1.00 per transaction.

     The Investment Manager bears all expenses of the Funds (except Asset Allocation, Social Awareness, Value, and Small Company Funds) except for its fees and the expenses of brokerage commissions, interest, taxes, Class B distribution fees, and extraordinary expenses approved by the Board of Directors of the Funds. The Asset Allocation, Social Awareness, Value, and Small Company Funds pay all of their expenses not assumed by the

Investment Manager or Security Distributors, Inc. (the "Distributor") as described under "Investment Management," page 41.

     The Investment Manager has agreed that the total annual expenses of any class or Series of a Fund (including the management fee and its other fees, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class B distribution fees) will not exceed any expense limitation imposed by any state. See "Investment Management," page 41 for a discussion of the Investment Manager and the Investment Management and Services Agreements.

     Under a Distribution Plan adopted with respect to the Class A shares of Small Company Fund, pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Small Company Fund is authorized to pay the Distributor an annual fee of .25% of the average daily net assets of the Class A shares of that Fund to finance various distribution-related activities. Under Distribution Plans adopted with respect to the Class B shares of the Funds, pursuant to Rule 12b-1, each Fund is authorized to pay the Distributor an annual fee of 1.00% of the average daily net assets of the Class B shares of the respective Funds to finance various distribution-related activities. (See "Class A Distribution Plan," page 36 and "Class B Distribution Plan," page 37.)

INVESTMENT OBJECTIVE AND POLICIES OF THE FUNDS

SECURITY GROWTH AND INCOME FUND

     The investment objective of Growth and Income Fund is long-term growth of capital with a secondary emphasis on income. The value of Growth and Income Fund's shares will fluctuate with changes in the market value of the Fund's investments. The investment objective and policies of Growth and Income Fund may be altered by the Board of Directors without the approval of stockholders of the Fund. There can be no assurance that the stated investment objective will be achieved.

     The policy of Growth and Income Fund is to invest in a diversified portfolio which will ordinarily consist principally of common stocks (which may include ADRs), but may also include other securities when deemed advisable. Such other securities may include (i) securities convertible into common stocks; (ii) preferred stocks; (iii) debt securities issued by U.S. corporations; (iv) securities issued by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (v) securities issued by foreign governments, their agencies, and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; (vi) higher yielding, high risk debt securities (commonly referred to as "junk bonds"); and (vii) zero coupon securities. The Fund may also invest in warrants. However, such investment may not exceed 5% of its total assets valued at the lower of cost or market. Included in that amount, but not to exceed 2% of the value of the Fund's assets may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value. In the selection of securities for investment, the potential for appreciation and future dividends is given more weight than current dividends.

     Except when in a temporary defensive position, Growth and Income Fund will maintain at least 25% of its assets invested in securities selected for their capital growth potential, principally common stocks, and at least another 25% of its total assets invested in securities which provide income.

     With respect to Growth and Income Fund's investment in debt securities, there is no percentage limitation on the amount of the Fund's assets that may be invested in securities within any particular rating classification (see Appendix A for a more complete description of the corporate bond ratings), and the Fund may invest without limit in unrated securities. Growth and Income Fund may invest in securities rated Baa by Moody's Investors Service, Inc., or BBB by Standard & Poor's Corporation. Baa securities are considered to be "medium grade" obligations by Moody's and BBB is the lowest classification which is still considered an "investment grade" rating by Standard & Poor's. Bonds rated Baa by Moody's or BBB by Standard & Poor's have speculative characteristics and may be more susceptible than higher grade bonds to adverse economic conditions or other adverse circumstances which may result in a weakened capacity to make principal and interest payments. In addition, the Fund may invest in higher yielding, longer-term debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). These include securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's and are regarded as predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. However, the Investment Manager will not rely principally on the ratings assigned by the rating services. Because Growth and Income Fund may invest in lower rated securities and unrated securities of comparable quality, the achievement of the Fund's investment objective may be more dependent on the Investment Manager's own credit analysis than would be the case if investing in higher rated securities.

     As discussed above, Growth and Income Fund may invest in foreign debt securities that are denominated in U.S. dollars. Such foreign debt securities may include debt of foreign governments, including Brady Bonds, and debt of foreign corporations. The Fund expects to limit its investment in foreign debt securities, excluding Canadian securities, to not more than 15% of its total assets and its investment in debt securities of issuers in emerging markets, excluding Brady Bonds, to not more than 5% of its net assets. See the discussion of the risks associated with investing in foreign securities and, in particular, Brady Bonds and emerging markets under "Investment Methods and Risk Factors."

     Growth and Income Fund may purchase securities on a "when issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. The Fund may purchase securities that are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Fund's policy that not more than 15% of its total assets will be invested in illiquid securities. From time to time, Growth and Income Fund may purchase government bonds or commercial notes for temporary defensive purposes. The Fund may also utilize repurchase agreements on an overnight basis or bank demand accounts, pending investment in securities or to meet potential redemptions or expenses. See the discussion of when issued securities, restricted securities, and repurchase agreements under "Investment Methods and Risk Factors" and see the discussion of restricted securities under the same heading in the prospectus.

     The Fund may invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date. See "Investment Methods and Risk Factors" for a discussion of zero coupon securities.

     Growth and Income Fund's policy is to diversify its investments among various industries, but freedom of action is reserved (at times when deemed appropriate for the attainment of its investment objectives) to invest up to 25% of its assets in one industry. This is a fundamental policy of Growth and Income Fund which cannot be changed without stockholder approval.

     There is no restriction on Growth and Income Fund's portfolio turnover, but it is the Fund's practice to invest its funds for long-term growth and secondarily for income. The portfolio turnover rate of Class A shares for the fiscal years ended September 30, 1996, 1995 and 1994 was as follows: 1996 - 69%, 1995 - 130% and 1994 - 163%. The portfolio turnover rate of Class B shares of Growth and Income Fund for the fiscal years ended September 30, 1996 and 1995 was 69% and 130%, respectively. The portfolio turnover rate of Class B shares for the period October 19, 1993 to September 30, 1994 was 178%. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year. The Fund will not usually trade securities for short-term profits.

     SPECIAL RISKS OF HIGH YIELD INVESTING. Because Growth and Income Fund invests in the high yield, high risk debt securities (commonly referred to as "junk bonds") described above, its share price and yield are expected to fluctuate more than the share price and yield of a fund investing in higher quality, shorter-term securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high yield bond prices because an advent of such events could lessen the ability of highly leveraged companies to make principal and interest payments on its debt securities. In addition, the secondary trading market for high yield bonds may be less liquid than the market for higher grade bonds, which can adversely affect the ability of Growth and Income Fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

SECURITY EQUITY FUND

     Security Equity Fund currently issues its shares in six series -- Equity Series ("Equity Fund"), Global Series ("Global Fund"), Asset Allocation Series ("Asset Allocation Fund"), Social Awareness Series ("Social Awareness Fund"), Value Series ("Value Fund") and Small Company Series ("Small Company Fund"). The assets of each Series are held separate from the assets of the other Series and each Series has an investment objective which differs from that of the other Series. The investment objective and policies of each Series are described below. There are risks inherent in the ownership of any security and there can be no assurance that such investment objective will be achieved.

     Although there is no present intention to do so, the investment objective of the Funds may be altered by the Board of Directors without the approval of stockholders of the Fund.

EQUITY FUND

     The investment objective of Equity Fund is to provide a medium for investment in equity securities to complement fixed-obligation types of investments. Emphasis will be placed upon selection of those securities which in the opinion of the Investment Manager offer basic value and have the most long-term capital growth potential. Income potential will be considered in selecting investments, to the extent doing so is consistent with Equity Fund's investment objective of long-term capital growth.

     Equity Fund ordinarily will have at least 90% of its total assets invested in a broadly diversified selection of common stocks (which may include ADRs) and of preferred stocks convertible into common stocks. However, the Fund reserves the right to invest temporarily in fixed income securities or in cash and money market instruments. Equity Fund may invest in certificates of deposit issued by banks or other bank demand accounts, pending investment in other securities or to meet potential redemptions or expenses. Equity Fund's investment policy, with emphasis on investing in securities for potential capital enhancement possibilities, may involve a more rapid portfolio turnover than other investment companies.

     The portfolio turnover rate of Class A shares of Equity Fund for fiscal years ended September 30, 1996, 1995 and 1994 was as follows: 1996 - 64%, 1995 - 95% and 1994 - 79%. The portfolio turnover rate for Class B shares of Equity Fund for the fiscal years ended September 30, 1996 and 1995 was 64% and 95%, respectively. The portfolio turnover rate of Class B shares for the period October 19, 1993 to September 30, 1994 was 80%. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year.

     It is not the policy of Equity Fund to purchase securities for trading purposes. Nevertheless, securities may be disposed of without regard to the length of time held if such sales are deemed advisable in order to meet the Fund's investment objective. Equity Fund does not intend to purchase restricted stock.

GLOBAL FUND

     The investment objective of Global Fund is to seek long-term growth of capital primarily through investment in securities of companies domiciled in foreign countries and the United States. Global Fund will seek to achieve its objective through investment in a diversified portfolio of securities which under normal circumstances will consist primarily of various types of common stocks and equivalents (the following constitute equivalents: convertible debt securities, real estate investment trusts (REITs), warrants and options). The Fund may also invest in preferred stocks, bonds and other debt obligations, which include money market instruments of foreign and domestic companies and the U.S. Government and foreign governments, governmental agencies and international organizations. For a full description of the Fund's investment objective and policies, see the Prospectus.

     In seeking to achieve its investment objective, Global Fund may from time to time engage in the following investment practices:

     SETTLEMENT TRANSACTIONS. Global Fund may, for a fixed amount of United States dollars, enter into a forward foreign exchange contract for the purchase or sale of the amount of foreign currency involved in the underlying securities transactions. In so doing, the Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the United States dollar and the foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received. This process is known as "transaction hedging."

     To effect the translation of the amount of foreign currencies involved in the purchase and sale of foreign securities and to effect the "transaction hedging" described above, the Fund may purchase or sell foreign currencies on a "spot" (i.e. cash) basis or on a forward basis whereby the Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt of delivery at a specified date which may be any fixed number of days in the future.

     Such spot and forward foreign exchange transactions may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United States dollar and the relevant foreign currency when foreign securities are purchased or sold for settlement beyond customary settlement time (as described below). Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio or securities or prevent loss if the price of such securities should decline.

     PORTFOLIO HEDGING. When, in the opinion of the Fund's Sub-Adviser, Lexington Management Corporation ("Lexington"), it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the United States dollar value of the portfolio, Global Fund may enter into a forward foreign currency exchange contract by which the United States dollar value of the underlying foreign portfolio securities can be approximately matched by an equivalent United States dollar liability. The Fund may also enter into forward currency exchange contracts to increase its exposure to a foreign currency that Lexington expects to increase in value relative to the United States dollar. The Fund will not attempt to hedge all of its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Lexington. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. The Fund intends to limit such transactions to not more than 70% of its total assets.

     FORWARD COMMITMENTS. Global Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Although the Fund will enter into such contracts with the intention of acquiring the securities, it may dispose of a commitment prior to settlement if Lexington deems it appropriate to do so.

     COVERED CALL OPTIONS. Global Fund may seek to preserve capital by writing covered call options on securities which it owns. Such an option on an underlying security would obligate the Fund to sell, and give the purchaser of the option the right to buy, that security at a stated exercise price at any time until a stated expiration date of the option.

     REPURCHASE AGREEMENTS. A repurchase agreement is a contract under which Global Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Although the Fund may enter into repurchase agreements with respect to any portfolio securities which it may acquire consistent with its investment policies and restrictions, it is the Fund's present intention to enter into repurchase agreements only with respect to obligations of the United States Government or its agencies or instrumentalities to meet anticipated redemptions or pending investment or reinvestment of Fund assets in portfolio securities. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government securities. Repurchase agreements will be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by Global Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities. The Fund may enter into repurchase agreements only with
(a) securities dealers that have a total capitalization of at least $40,000,000 and a ratio of aggregate indebtedness to net capital of no more than 4 to 1, or, alternatively, net capital equal to 6% of aggregate debit balances, or (b) banks that have at least $1,000,000,000 in assets and a net worth of at least $100,000,000 as of its most recent annual report. In addition, the aggregate repurchase price of all repurchase agreements held by the Fund with any broker shall not exceed 15% of the total assets of the Fund or $5,000,000, whichever is greater. The Fund will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements and other illiquid investments would exceed 10%. The operating expenses of Global Fund can be expected to be higher than those of an investment company investing exclusively in United States securities.

     RULE 144A SECURITIES. Global Fund may purchase securities that are restricted as to disposition under the federal securities laws, provided that such restricted securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Fund's investment policy limitation that not more than 10% of its total assets will be invested in restricted securities. The Investment Manager, under procedures adopted by the Board of Directors, will determine whether securities eligible for resale under Rule 144A are liquid or not.

     Portfolio turnover rates for Global Fund, Class A shares, for the fiscal years ended September 30, 1996 and 1995 was 142% and 141%, respectively. The portfolio turnover rate of Class A shares for the period October 5, 1993 to September 30, 1994 was 73%. The portfolio turnover rate for Global Fund, Class B shares, for the fiscal years ended September 30, 1996 and 1995 was 142% and 141%, respectively. The portfolio turnover rate of Class B shares for the period October 19, 1993 to September 30, 1994 was 73%. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year.

ASSET ALLOCATION FUND

     The investment objective of Asset Allocation Fund is to seek high total return, consisting of capital appreciation and current income. The Fund seeks this objective by following an asset allocation strategy that contemplates shifts among a wide range of investment categories and market sectors. The Fund will invest in the following investment categories: equity securities of domestic and foreign issuers, including common stocks, ADRs, preferred stocks, convertible securities and warrants; debt securities of domestic and foreign issuers, including mortgage-related and other asset-backed securities; exchange-traded real estate investment trusts (REITs); equity securities of companies involved in the exploration, mining, development, production and distribution of gold ("gold stocks"); zero coupon securities and domestic money market instruments. See "Investment Methods and Risk Factors" in the Prospectus for a discussion of the additional risks associated with investment in foreign securities and real estate securities, and see the discussion of the risks associated with investment in gold stocks below.

     Investment in gold stocks presents risks, because the prices of gold have fluctuated substantially over short periods of time. Prices may be affected by unpredictable monetary and political policies, such as currency devaluations or revaluations, economic and social conditions within an individual country, trade imbalances, or trade or currency restrictions between countries. The unstable political and social conditions in South Africa and unsettled political conditions prevailing in neighboring countries may have disruptive effects on the market prices of securities of South African companies.

     The Fund is not required to maintain a portion of its assets in each of the permitted investment categories. The Fund, however, will maintain under normal circumstances a minimum of 35% of its total assets in equity securities and 10% in debt securities. The Fund will not invest more than 55% of its total assets in money market instruments (except for temporary defensive purposes), more than 80% of its total assets in foreign securities, nor more than 20% of its total assets in gold stocks. The Fund will not invest 25% or more of its assets in the securities of any single country other than the United States.

     The Fund's Sub-Adviser, Meridian Investment Management Corporation ("Meridian"), conducts quantitative investment research and uses the research to strategically allocate the Fund's assets among the investment categories identified above, primarily on the basis of a quantitative asset allocation model. With respect to equity securities, the model analyzes a large number of equity securities based on the following factors: current earnings, earnings history, long-term earnings projections, current price, and risk. Meridian then determines which sectors within an identified investment category are deemed to be the most attractive relative to other sectors. For example, the model may indicate that a portion of the Fund's assets should be invested in the domestic equity category of the market and within this category that pharmaceutical stocks represent a sector with an attractive total return potential.

     Meridian identifies sectors of the domestic and international economy in which the Fund will invest and then determines which equity securities to purchase within the identified sectors.

     With respect to the selection of debt securities for the Fund, the asset allocation model provided by Meridian analyzes the prices of commodities and finished goods to arrive at an interest rate projection. The Investment Manager will determine the portion of the portfolio to allocate to debt securities and the duration of those securities based on the model's interest rate projections. Gold stocks and REITs will be analyzed in a manner similar to that used for equity securities. Money market instruments will be analyzed based on current returns and the current yield curve. The asset allocation model and stock selection techniques used by the Fund may evolve over time or be replaced by other asset allocation models and/or stock selection techniques. There is no assurance that the model will correctly predict market trends or enable the Fund to achieve its investment objective.

     The debt securities, including convertible securities, in which the Fund may invest will, at the time of investment, consist of "investment grade" bonds, which are bonds rated BBB or better by S&P or Baa or better by Moody's or that are unrated by S&P and Moody's but considered by the Investment Manager to be of equivalent credit quality. If the Fund holds a security whose rating drops below Baa or BBB, the Investment Manager will reevaluate the credit risk of the security in light of then current market conditions and determine whether to retain or dispose of the security. The Fund will not retain securities rated below Baa or BBB in an amount that exceeds 5% of its net assets. Securities rated BBB by S&P or Baa by Moody's have speculative characteristics as described in Appendix A.

     Asset Allocation Fund may invest in investment grade mortgage-backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Fund will not invest in an MBS if, as a result of such investment, 25% or more of its total assets would be invested in MBSs, including CMOs and mortgage pass-through securities. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors" - "Mortgage-Backed Securities" in the Prospectus.

     The Fund may invest up to 10%, at the time of investment, of its total assets in restricted securities, that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933. See "Investment Methods and Risk Factors" in the Prospectus for a discussion of restricted securities. The Fund may also invest in shares of other investment companies as discussed under "Investment Methods and Risk Factors," below.

     The Fund may invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date. See "Investment Methods and Risk Factors" for a discussion of zero coupon securities.

     The Fund may write covered call options and purchase put options on securities, financial indices and foreign currencies and may enter into futures contracts. The Fund may buy and sell futures contracts (and options on such contracts) to manage exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. It is the Fund's operating policy that initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the Fund's net assets. The total market value of securities against which the Fund has written call options may not exceed 25% of its total assets. The Fund will not commit more than 5% of its total assets to premiums when purchasing put options. Futures contracts and options may not always be successful hedges and their prices can be highly volatile. Using futures contracts and options could lower the Fund's total return and the potential loss from the use of futures can exceed the Fund's initial investment in such contracts. Futures contracts and options and the risks associated with such derivative securities are described in further detail under "Investment Methods and Risk Factors" below.

     The Fund may not purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, or equity securities of issuers which are not readily marketable if, at the time of investment, its aggregate investment in such securities would exceed 5% of its total assets.

     The Fund's investment in warrants may not exceed 5% of the value of the Fund's net assets. Included in that amount, but not to exceed 2.0% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities are deemed to be without value. The portfolio turnover rate for Asset Allocation Fund, for the fiscal year ended September 30, 1996 was 75%. The portfolio turnover rate for Asset Allocation Fund, for the period June 1, 1995 (inception) to September 30, 1995 was 129%. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year.

SOCIAL AWARENESS FUND

     The investment objective of Social Awareness Fund is to seek capital appreciation by investing in various types of securities which meet certain social criteria established for the Fund. Social Awareness Fund will invest in a diversified portfolio of common stocks (which may include ADRs), convertible securities, preferred stocks and debt securities. See "Investment Methods and Risk Factors" - "American Depositary Receipts." From time to time, the Fund may purchase government bonds or commercial notes on a temporary basis for defensive purposes.

     Securities selected for their appreciation possibilities will be primarily common stocks or other securities having the investment characteristics of common stocks, such as securities convertible into common stocks. Securities will be selected on the basis of their appreciation and growth potential. Securities considered to have capital appreciation and growth potential will often include securities of smaller and less mature companies. Such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. They may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter ("OTC") market or on smaller securities exchanges. As a result, the securities of smaller companies may have limited marketability and may be subject to more abrupt or erratic changes in value than securities of larger, more established companies. The Fund may also invest in larger companies where opportunities for above-average capital appreciation appear favorable and the Fund's social criteria are satisfied.

     The Social Awareness Fund may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio or as an efficient means of adjusting its exposure to the stock market. The Fund will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Fund's net assets. The Fund may also write call and put options on a covered basis and purchase put and call options on securities and financial indices. The aggregate market value of the Fund's portfolio securities covering call or put options will not exceed 25% of the Fund's net assets. See the discussion of options and futures contracts under "Investment Methods and Risk Factors." Under normal circumstances, the Social Awareness Fund will invest all of its assets in issuers that meet its social criteria as set forth below and that offer investment potential. Because of the limitations on investment imposed by the social criteria, the availability of investment opportunities for the Fund may be limited as compared to those of similar funds which do not impose such restrictions on investment.

     The Social Awareness Fund will not invest in securities of companies that engage in the production of nuclear energy, alcoholic beverages or tobacco products.

     In addition, the Fund will not invest in securities of companies that significantly engage in: (1) the manufacture of weapon systems; (2) practices that, on balance, have a detrimental effect on the environment; or (3) the gambling industry. The Fund will monitor the activities identified above to determine whether they are significant to an issuer's business. Significance may be determined on the basis of the percentage of revenue generated by, or the size of operations attributable to, such activities. The Fund may invest in an issuer that engages in the activities set forth above, in a degree that is not deemed significant by the Investment Manager. In addition, the Fund will seek out companies that have contributed substantially to the communities in which they operate, have a positive record on employment relations, have made substantial progress in the promotion of women and minorities or in the implementation of benefit policies that support working parents, or have taken notably positive steps in addressing environmental challenges.

     The Investment Manager will evaluate an issuer's activities to determine whether it engages in any practices prohibited by the Fund's social criteria. In addition to its own research with respect to an issuer's activities, the Investment Manager will also rely on other organizations that publish information for investors concerning the social policy implications of corporate activities. The Investment Manager may rely upon information provided by advisory  firms that  provide  social  research  on U.S.  corporations,  such as
Kinder, Lydenberg & Domini & Co., Inc., Franklin Insight, Inc. and Prudential-Bache Capital Funding. Investment selection on the basis of social attributes is a relatively new practice and the sources for this type of information are not well established. The Investment

Manager will continue to identify and monitor sources of such information to screen issuers which do not meet the social investment restrictions of the Fund.

     If after purchase of an issuer's securities by Social Awareness Fund, it is determined that such securities do not comply with the Fund's social criteria, the securities will be eliminated from the Fund's portfolio within a reasonable time. This requirement may cause the Fund to dispose of a security at a time when it may be disadvantageous to do so. The annualized portfolio turnover rate for the period November 4, 1996, to March 31, 1997, was 22% for Social Awareness Fund. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year.

VALUE FUND

     The investment objective of the Value Fund is to seek long-term growth of capital. The Value Fund will seek to achieve its objective through investment in a diversified portfolio of securities. Under normal circumstances the Fund will consist primarily of various types of common stock, which may include ADRs, and securities convertible into common stocks which the Investment Manager believes are undervalued relative to assets, earnings, growth potential or cash flows. See the discussion of ADRs under "Investment Methods and Risk Factors." Under normal circumstances, the Fund will invest at least 65% of its total assets in the securities of companies which the Investment Manager believes are undervalued.

     The Value Fund may also invest in (i) preferred stocks; (ii) warrants;  and
(iii) investment grade debt securities (or unrated securities of comparable quality). The Value Fund may purchase securities on a "when-issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. The Fund may purchase securities which are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Fund's policy that not more than 15% of its net assets will be invested in illiquid securities. The Value Fund reserves the right to invest its assets temporarily in cash and money market instruments when, in the opinion of the Investment Manager, it is advisable to do so on account of current or anticipated market conditions. The Fund may utilize repurchase agreements on an overnight basis or bank demand accounts, pending investment in securities or to meet potential redemptions or expenses. See the discussion of when-issued securities, restricted securities and repurchase agreements under "Investment Methods and Risk Factors."


     The annualized portfolio turnover rate for the period May 1, 1997 (date of inception) to August 31, 1997, was 25% for Value Fund. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year. A 100% turnover rate is substantially greater than that of most mutual funds.


SMALL COMPANY FUND

     The investment objective of the Small Company Fund is to seek long-term growth of capital. The Fund invests primarily in equity securities of small market capitalization companies ("small company stocks"). Market capitalization means the total market value of a company's outstanding common stock. The Fund anticipates that under normal market conditions, the Fund will invest at least 65% of its assets in equity securities of domestic and foreign companies with market capitalizations of less than $1 billion at the time of purchase. The equity securities in which the Fund may invest include common stocks, preferred stocks (both convertible and non-convertible), warrants and rights. It is anticipated that the Fund will invest primarily in companies whose securities are traded on foreign or domestic stock exchanges or in the over-the-counter market ("OTC"). The Fund also may invest in securities of emerging growth companies, some of which may have market capitalizations over $1 billion. Emerging growth companies are companies which have passed their start-up phase and which show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time.

     Under normal conditions, the Fund intends to invest primarily in small company stocks; however, the Fund is also permitted to invest up to 35% of its assets in equity securities of domestic and foreign issuers with a market capitalization of more than $1 billion at the time of purchase, debt obligations and domestic and foreign money market instruments, including bankers acceptances, certificates of deposit and discount notes of U.S. Government securities. Debt obligations in which the Fund may invest will be investment grade debt obligations, although the Fund may invest up to 5% of its assets in non-investment grade debt obligations. In addition, for temporary or emergency purposes, the Fund can invest up to 100% of total assets in cash, cash equivalents, U.S. Government securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by these types of securities. The Fund also may invest in reverse repurchase agreements and shares of other non-affiliated investment companies. See the discussion of such securities under "Investment Methods and Risk Factors" in the Prospectus.


     The Fund may purchase an unlimited number of foreign securities, including securities of companies in emerging markets. The Fund may invest in foreign securities, either directly or indirectly through the use of depositary receipts. Depositary receipts, including American Depositary Receipts ("ADRs"), European Depository Receipts and American Depository Shares are generally issued by banks or trust companies and evidence ownership of underlying foreign securities. The Fund also may invest in securities of foreign investment funds or trusts (including passive foreign investment companies). See the discussion of foreign securities, emerging growth stocks, currency risk and ADRs under "Investment Methods and Risk Factors."

     Some of the countries in which the Fund may invest may not permit direct investment by outside investors. Investment in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the Investment Company Act of 1940. See "Investment Methods and Risk Factors" - "Shares of Other Investment Companies" for more information.

     The Fund may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options and futures transactions for hedging or risk management purposes. See the discussion of currency risk under "Investment Methods and Risk Factors."

     At various times the Fund may invest in derivative instruments for hedging or risk management purposes or for any other permissible purpose consistent with the Fund's investment objective. Derivative transactions in which the Fund may engage include the writing of covered put and call options on securities and the purchase of put and call options thereon, the purchase of put and call options on securities indexes and exchange-traded options on currencies and the writing of put and call options on securities indexes. The Fund may enter into spread transactions and swap agreements. The Fund also may buy and sell financial futures contracts which may include interest-rate futures, futures on currency exchanges, and stock and bond index futures contracts. The Fund may enter into any futures contracts and related options without limit for "bona fide hedging" purposes (as defined in the Commodity Futures Trading Commission regulations) and for other permissible purposes, provided that aggregate initial margin and premiums on positions engaged in for purposes other than "bona fide hedging" will not exceed 5% of its net asset value, after taking into account unrealized profits and losses on such contracts. See "Investment Methods and Risk Factors" for more information on options, futures (and options thereon) and other derivative instruments.

     The Fund may acquire warrants which are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher that the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. The Fund may purchase warrants, valued at the lower of cost or market value, of up to 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on any recognized U.S. or foreign stock exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

     The Fund may engage in short selling against the box, provided that no more that 15% of the value of the Fund's net assets is in deposits on short sales against the box at any one time. The Fund also may invest in real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments. See the discussion of real estate securities under "Investment Methods and Risk Factors."

     The Fund may invest in restricted securities, including Rule 144A securities. See the discussion of restricted securities under "Investment Methods and Risk Factors." The Fund also may invest without limitation in securities purchased on a when-issued or delayed delivery basis as discussed under "Investment Methods and Risk Factors."

     While there is careful selection and constant supervision by the Fund's Sub-Adviser, Strong Capital Management, Inc. ("Strong"), there can be no guarantee that the Fund's objective will be achieved. Strong invests in companies whose earnings are believed to be in a relatively strong growth trend, and, to a lesser extent, in companies in which significant further growth is not anticipated but which are perceived to be undervalued. In identifying companies with favorable growth prospects, Strong considers factors such as prospects for above-average sales and earnings growth; high return on invested capital; overall financial strength; competitive advantages, including innovative products and services; effective research, product development and marketing; and stable, capable management.

     Investing in securities of small-sized and emerging growth companies may involve greater risks than investing in larger, more established issuers since these securities may have limited marketability and, thus, they may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized companies than for larger, more established ones.

     Securities of issuers in "special situations" also may be more volatile, since the market value of these securities may decline in value if the anticipated benefits do not materialize. Companies in "special situations" include, but are not limited to, companies involved in an acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer, a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the companies' securities; or a change in corporate control.

     Although investing in securities of emerging growth companies or issuers in "special situations" offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies.

SECURITY ULTRA FUND

     The investment objective of Ultra Fund is to seek capital appreciation. Investment securities will be selected on the basis of their appreciation possibilities. Current income will not be a factor in selecting investments and any such income should be considered incidental.

     There can be no assurance that the investment objective of Ultra Fund will be achieved. Nevertheless, Ultra Fund hopes, by careful selection of individual securities and by supervision of the investment portfolio, to increase the value of the Fund's shares.

     Stocks considered to have growth potential will include securities of newer, unseasoned companies and may involve greater risks than investments in companies with demonstrated earning power. At times Ultra Fund may invest in warrants to purchase (or securities convertible into) common stocks or in other classes of securities which the Investment Manager believes will contribute to the attainment of its investment objective. Securities other than common stock may be held, but Ultra Fund will not normally invest in fixed income securities except for defensive purposes or to employ uncommitted cash balances. Ultra Fund expects that it may invest in certificates of deposit issued by banks or other bank demand accounts, pending investment in other securities or to meet potential redemptions or expenses. Ultra Fund will not concentrate its investments in a particular industry or group of industries. As a matter of operating policy, Ultra Fund may not invest in illiquid securities in excess of 15% of its net assets.

     The Fund may enter into futures contracts to hedge all or a portion of its portfolio, or as an efficient means of adjusting its exposure to the stock market. The Fund will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Fund's net asset value. Futures contracts and the risks associated with such instruments are described in further detail under "Investment Methods and Risk Factors" below.

     In seeking capital appreciation, Ultra Fund expects to trade to a substantial degree in securities for the short term. That is, Ultra Fund will be engaged essentially in trading operations based on short term market considerations, as distinct from long-term investments, based upon fundamental evaluation of securities. Investments for long-term profits are made when such action is considered to be sound and helpful to Ultra Fund's overall objective. This investment policy is very speculative and involves substantial risk. An investor should not consider a purchase of Ultra Fund's shares as equivalent to a complete investment program. Ultra Fund does not presently purchase letter or restricted stock.

     Since Ultra Fund will trade securities for the short term, the annual portfolio turnover rate generally may be expected to be greater than 100%. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in Ultra Fund were replaced within a period of one year. A 100% turnover rate is substantially greater than that of most mutual funds. The portfolio turnover rate of Class A shares of Ultra Fund for the fiscal years ended September 30, 1996, 1995 and 1994 was as follows: 1996 - 161%, 1995 - 180% and 1994 - 111%. The portfolio turnover rate of Class B shares of Ultra Fund for the fiscal years ended September 30, 1996 and 1995 was 161% and 180%, respectively. The portfolio turnover rate of Class B shares for the period October 19, 1993 to December 30, 1994 was 110%.

     Short-term investments increase portfolio turnover and brokerage costs to Ultra Fund and thus to its stockholders. Moreover, to the extent short-term transactions result in the realization of net gains in securities held less than one year, Ultra Fund's stockholders will be taxed on any such gains at ordinary income tax rates.

     Ultra Fund will not make short sales of securities unless at the time of such sales it owns or has the right to acquire, as a result of the ownership of convertible or exchangeable securities and without the payment of further consideration, an equal amount of such securities, and it will retain such securities so long as it is in a short position as to them. Should such securities be sold short, the underlying security will be valued at the asked price. Such short sales will be used by Ultra Fund only for the purpose of deferring recognition of gain or loss for federal income tax purposes.

     The foregoing investment objective and policies of Ultra Fund may be altered by the Board of Directors without the approval of stockholders.

INVESTMENT METHODS AND RISK FACTORS

     Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Funds are described in the "Investment Objectives and Policies" and "Investment Methods and Risk Factors" sections of the applicable Prospectus and in this Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Funds which may invest in such securities and instruments or which use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Funds. The methods described only apply to those Funds which may use such methods. Although a Fund may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, no Fund will be required to do so.

     SHARES OF OTHER INVESTMENT COMPANIES. Certain of the Funds may invest in shares of other investment companies. The Fund's investment in shares of other investment companies may not exceed immediately after purchase 10 percent of the Fund's total assets and no more than 5 percent of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment companies has the effect of requiring shareholders to pay the operating expenses of two mutual funds.

     REPURCHASE AGREEMENTS. Each of the Funds may utilize repurchase agreements on an overnight basis (or with maturities of up to seven days in the case of Global and Small Company Funds) wherein the Fund acquires a debt instrument for the short period, subject to the obligation of the seller to repurchase and the Fund to resell such debt instrument at a fixed price. The Funds will enter into repurchase agreements only with (i) banks which are members of the Federal Reserve System, or (ii) securities dealers (if permitted to do so under the Investment Company Act of 1940) who are members of a national securities exchange or market makers in government securities--in either case, only where the debt instrument subject to the repurchase agreement is a U.S. Treasury or agency obligation. Such repurchase agreements may subject the Funds to the risks that (i) they may not be able to liquidate the securities immediately upon the insolvency of the other party, or (ii) that amounts received in closing out a repurchase transaction might be deemed voidable preferences upon the bankruptcy of the other party. In the opinion of the Investment Manager, such risks are not material.

     WHEN ISSUED AND FORWARD COMMITMENT SECURITIES. Purchase or sale of securities on a "forward commitment" basis may be used to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When issued securities and forward commitments may be sold prior to the settlement date, but the Funds will enter into when issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be; however, a Fund may dispose of a commitment prior to settlement if the Investment Manager deems it appropriate to do so. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when issued basis prior to delivery of the securities. If a Fund disposes of the right to acquire a when issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund enters into a transaction on a when issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

     AMERICAN DEPOSITARY RECEIPTS. Each of the Funds may purchase American Depositary Receipts ("ADRs") which are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. ADRs and European Depositary Receipts ("EDRs") or other securities convertible into securities of issuers based in foreign countries are not necessarily denominated in the same currency as the securities into which they may be converted. General, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs (also referred to as Continental Depositary Receipts (CDRs"), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock.

     Depositary receipts are issued through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the cost of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

     RESTRICTED SECURITIES. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and, therefore, subject to the Fund's limitation on illiquid securities.

     Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. In particular, Rule 144A Securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System (the "Rule 144A Securities"). A "qualified institutional buyer" is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act"), acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional buyer, as well as an Exchange Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional buyer.

     The Funds' Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A Securities. As permitted by Rule 144A, the Board of Directors has delegated this responsibility to the Investment Manager or relevant Sub-Adviser. In making the determination regarding the liquidity of Rule 144A Securities, the Investment Manager or relevant Sub-Adviser will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Investment Manager or relevant Sub-Adviser may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A Securities and other restricted securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

     REAL ESTATE SECURITIES. Certain of the Funds may invest in equity securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and therefore, such Funds may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

     REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code, as amended (the "Code"). Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.

     ZERO COUPON SECURITIES. Certain of the Funds may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. These Funds also may invest in zero coupon and other deep discount securities issued by foreign governments and domestic and foreign corporations, including certain Brady Bonds and other foreign debt and payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the "interest" on payment-in-kind securities will be included in the investing Fund's income. Accordingly, for the Fund to qualify for tax treatment as a regulated investment company and to avoid certain taxes (see "Taxes" in the Statement of Additional Information), the Fund may be required to distribute an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

     FOREIGN INVESTMENT RISKS. Investment in foreign securities involves risks and considerations not present in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. Foreign securities markets, while growing in volume, have for the most part substantially less volume than United States securities markets and securities of foreign companies are generally less liquid and at times their prices may be more volatile than prices of comparable United States companies. Foreign stock exchanges, brokers and listed companies generally are subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for United States securities. A Fund's income and gains from foreign issuers may be subject to non-U.S. withholding or other taxes, thereby reducing its income and gains. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect the investments of the Fund in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

     BRADY BONDS. Growth and Income and Small Company Funds may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds recently have been issued by the governments of Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Jordan, Mexico, Nigeria, The Philippines, Uruguay, Venezuela, Ecuador and
Poland, and are expected to be issued by other emerging market countries. Approximately $150 billion in principal amount of Brady Bonds has been issued to date, the largest proportion having been issued by Mexico and Venezuela. Investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.

     Growth and Income Fund may invest only in collateralized Brady Bonds denominated in U.S. dollars. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

     EMERGING COUNTRIES. Certain Funds may invest in debt securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include
(i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility;
(iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

     POLITICAL AND ECONOMIC RISKS. Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

     An investment in the Fund is subject to the political and economic risks associated with investments in emerging markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

     Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by the Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Fund could lose a substantial portion of its investments in such countries. The Fund's investments would similarly be adversely affected by exchange control regulation in any of those countries.

     RELIGIOUS AND ETHNIC INSTABILITY. Certain countries in which the Funds may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for wide-spread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund's investment in those countries.

     FOREIGN INVESTMENT RESTRICTIONS. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

     NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL REGULATION. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Such securities held by Growth and Income Fund will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of such securities held by the Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Investment Manager will take appropriate steps to evaluate the proposed investment, which may include interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. Government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

     ADVERSE MARKET CHARACTERISTICS. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Investment Manager or relevant Sub-Adviser will consider such difficulties when determining the allocation of the Fund's assets.

     NON-U.S. WITHHOLDING TAXES. A Fund's investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Fund's investment income and gains.

     CURRENCY RISK. Because certain Funds, under normal circumstances, may invest substantial portions of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

     The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

     Although the Funds value assets daily in terms of U.S. dollars, the Funds do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

PUT AND CALL OPTIONS:

     WRITING (SELLING) COVERED CALL OPTIONS. A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold.

     Certain Funds may write (sell) "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the opinion of the Investment Manager or relevant Sub-Adviser, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

     The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or liquid securities having a value equal to the fluctuating market value of the optioned securities or currencies. In order to comply with the requirements of several states, the Fund will not write a covered call option if, as a result, the aggregate market value of all Fund securities or currencies covering call or put options exceeds 25% of the market value of the Fund's net assets. Should these state laws change or should the Fund obtain a waiver of their application, the Fund reserves the right to increase this percentage. In calculating the 25% limit, the Fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

     Fund securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not
do), but capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligations as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency.

     Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

     The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Investment Manager or relevant Sub-Adviser, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

     The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

     WRITING (SELLING) COVERED PUT OPTIONS. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. Certain Funds may write American or European style covered put options and purchase options to close out options previously written by the Fund.

     Certain Funds may write put options on a covered basis, which means that the Fund would either (i) maintain in a segregated account cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding; (ii) sell short the security or currency underlying the put option at the same or higher price than the exercise price of the put option; or (iii) purchase an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where the Investment Manager or relevant Sub-Adviser wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in the exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies. In order to comply with the requirements of several states, the Fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Fund's net assets. Should these state laws change or should the Fund obtain a waiver of their application, the Fund reserves the right to increase this percentage. In calculating the 25% limit, the Fund will offset against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies.

     PREMIUM RECEIVED FROM WRITING CALL OR PUT OPTIONS. A Fund will receive a premium from writing a put or call option, which increases such Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

     CLOSING TRANSACTIONS. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by such Fund.

     Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

     PURCHASING CALL OPTIONS. Certain Funds may purchase American or European call options. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return.

     Call options may also be purchased by a Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to a Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

     To the extent required by the laws of certain states, the Fund may not be permitted to commit more than 5% of its assets to premiums when purchasing call and put options. Should these state laws change or should the Fund obtain a waiver of their application, the Fund may commit more than 5% of its assets to premiums when purchasing call and put options. The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. Call options may also be purchased at times to avoid realizing losses. For example, where the Fund has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written.

     PURCHASING PUT OPTIONS. Certain Funds may purchase put options. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. A Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

     A Fund may purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

     DEALER OPTIONS. Certain Funds may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

     The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. To this extent, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instrument accordingly.

     CERTAIN RISK FACTORS IN WRITING CALL OPTIONS AND IN PURCHASING CALL AND PUT
OPTIONS: During the option period, a Fund, as writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. The risk of purchasing a call or put option is that the Fund may lose the premium it paid plus transaction costs. If the Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

     An option position may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that the Fund, can close out its position by effecting a closing transaction. If the Fund is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, the Fund may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders. In addition, the hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary Fund securities transactions.

     Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

     OPTIONS ON STOCK INDICES. Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

     RISK FACTORS IN OPTIONS ON INDICES. Because the value of an index option depends upon the movements in the level of the index rather than upon movements in the price of a particular security, whether the Fund will realize a gain or a loss on the purchase or sale of an option on an index depends upon the movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of the individual security. Accordingly, successful use of positions will depend upon the ability of the Investment Manager or relevant Sub-Adviser to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

     Index prices may be distorted if trading of securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities in the index. If this occurred, a Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses.

     Price movements in Fund securities will not correlate perfectly with movements in the level of the index and therefore, a Fund bears the risk that the price of the securities may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the securities. It is also possible that the index may rise when the value of the Fund's securities does not. If this occurred, a Fund would experience a loss on the call which would not be offset by an increase in the value of its securities and might also experience a loss in the market value of its securities.

     Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call on the index, the Fund will be required to liquidate securities in order to satisfy the exercise.

     When a Fund has written a call on an index, there is also the risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities. As with options on securities, the Investment Manager or relevant Sub-Adviser will not learn that a call has been exercised until the day following the exercise date, but, unlike a call on securities where the Fund would be able to deliver the underlying security in settlement, the Fund may have to sell part of its securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

     If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for the day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

     TRADING IN FUTURES. Certain Funds may enter into futures contracts, including stock and bond index, interest rate and currency futures ("futures" or "futures contracts"). A futures contract provides for the future sale by one party and purchase by another party of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

     An example of a stock index futures contract follows. The Standard & Poor's 500 Stock Index ("S&P 500 Index") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stock making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the Fund will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the Fund enters into a futures contract to BUY 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If the Fund enters into a futures contract to SELL 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2).

     Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or liquid securities known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

     Margin is the amount of funds that must be deposited by the Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate futures trading and to maintain the Fund's open position in futures contracts. A margin deposit is intended to ensure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded, and may be significantly modified from time to time by the exchange during the term of the futures contract.

     If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

     These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

     Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

     Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Alternatively, settlement may be made totally in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     Commissions on financial futures contracts and related options transactions may be higher than those which would apply to purchases and sales of securities directly. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other mutual funds or series of mutual funds for which the Investment Manager or relevant Sub-Adviser serves as adviser or sub-adviser, respectively. Such aggregated orders would be allocated among the Fund and such other mutual funds or series of mutual funds in a fair and non-discriminatory manner.

     A  public  market  exists  in  interest  rate  futures  contracts  covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized. The standard contract size is generally $100,000 for futures contracts in U.S. Treasury bonds, U.S. Treasury notes, and GNMA pass-through securities and $1,000,000 for the other designated futures contracts. A public market exists in futures contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

     Stock index futures contracts may be used to provide a hedge for a portion of the Fund's portfolio, as a cash management tool, or as an efficient way for the Investment Manager or relevant Sub-Adviser to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contacts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The

Fund may, however, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund's portfolio successfully, the Fund must sell futures contracts with respect to indexes or subindexes whose movements will have a significant correlation with movements in the prices of the Fund's securities.

     Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

     The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange, and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

     CERTAIN RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. There are special risks involved in futures transactions.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

     VOLATILITY AND LEVERAGE. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract cash or liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

     LIQUIDITY. The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

     Futures contracts may be closed out ONLY on the exchange or board of trade where the contracts were initially traded. For example, stock index futures contracts can currently be purchased or sold with respect to the

S&P 500 Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Stock Index on the New York Futures Exchange and the Value Line
Composite Stock Index on the Kansas City Board of Trade. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, the Fund would continue to hold securities subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the securities, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     HEDGING RISK. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or market trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures and movements in the prices of the underlying instruments which are the subject of the hedge. The Investment Manager or relevant Sub-Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

     Successful use of futures contracts by the Fund for hedging purposes is also subject to the Investment Manager's or relevant Sub-Adviser's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Investment Manager believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if the Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it had hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

     In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close future contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Investment Manager or relevant Sub-Adviser might not result in a successful hedging transaction over a very short time period.

     CERTAIN RISKS OF OPTIONS ON FUTURES CONTRACTS. The Fund may seek to close out an option position by writing or buying an offsetting option covering the same index, underlying instruments, or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

     REGULATORY LIMITATIONS. The Funds will engage in transactions in futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

     The Funds may not enter into futures contracts or options thereon if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits on the Fund's existing futures and premiums paid for options on futures would exceed 5% of the net asset value of the Funds after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

     To the extent necessary to comply with applicable regulations, in instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of cash or liquid securities, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Fund's custodian to cover the position, or alternative cover will be employed.

     In addition, CFTC regulations may impose limitations on the Funds' ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Funds would comply with such new restrictions.

     FORWARD CURRENCY CONTRACTS AND RELATED OPTIONS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the Contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     Depending on the investment policies and restrictions applicable to a Fund, a Fund will generally enter into forward foreign currency exchange contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

     Second, when the Investment Manager or relevant Sub-Adviser believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Funds, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward contract on such securities) provided the excess amount is "covered" by liquid securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes the securities or other assets to which the forward contracts relate may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Investment Manager and relevant Sub-Advisers believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

     At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Fund may use liquid securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Funds dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Funds reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Funds are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager or relevant Sub-Adviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

     Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     PURCHASE AND SALE OF CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. As noted above, a currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

     SWAPS, CAPS, FLOORS AND COLLARS. Certain Funds may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interests rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Funds, the obligations of the parties would be exchanged on a "net basis." Consequently, the Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party to the agreement (the "net amount"). The Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

     Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Investment Manager or relevant Sub-Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Fund's by the Internal Revenue Code may limit a Series' ability to use swap agreements. The swaps market is largely unregulated.

     The Funds will enter swap agreements only with counterparties that the Investment Manager or relevant Sub-Adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

     SPREAD TRANSACTIONS. Certain Funds may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Funds in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

     HYBRID INSTRUMENTS. Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument ("Hybrid Instruments"). Often these Hybrid Instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity securities index. Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. The risks of investing in Hybrid Instruments reflect a combination of the risks from investing in securities, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures and forward contracts in this Statement of Additional Information for a discussion of these risks. Further, the prices of the Hybrid Instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market or in a private transaction between a Fund and the seller of the Hybrid Instrument, the creditworthiness of the contract party to the transaction would be a risk factor which the Fund would have to consider. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

     LENDING OF PORTFOLIO SECURITIES. For the purpose of realizing additional income, certain of the Funds may make secured loans of Fund securities amounting to not more than 33 1/3% of its total assets. Securities loans are made to broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by the Investment Manager or relevant Sub-Adviser to be of good standing and will not be made unless, in the judgment of the Investment Manager or relevant Sub-Adviser, the consideration to be earned from such loans would justify the risk.

INVESTMENT POLICY LIMITATIONS

     Each of the Funds operates within certain fundamental investment policy limitations which may not be changed without the approval of the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. Investments bound by the following limitations are adhered to at the time of investment, but later increases or decreases in percentages resulting from change in value or net assets will not result in violation of such limitations.

SECURITY GROWTH AND INCOME FUND'S FUNDAMENTAL POLICIES

     Growth and Income Fund's fundamental investment policy limitations are:

 1. Not to invest more than 5% of its total assets in the securities of any one issuer.

 2. Not to purchase more than 10% of the outstanding voting securities of any one issuer.

 3. Not to purchase securities for the purpose of exercising control over the issuers thereof.

 4.  Not to act as an underwriter, either directly or indirectly.

 5. Not to borrow money or securities for any purpose except to the extent that borrowing up to 5% of the Fund's total assets is permitted for emergency purposes, provided such borrowing is made on a temporary basis from commercial banks and is not used for investment purposes.

 6. Not to lend money or securities to any person, corporation, securities dealer, or bank, other than the purchase of publicly distributed debt securities which are not considered loans, or by entry into repurchase agreements.

 7.  Not to buy securities on margin or effect short sales of securities.

 8. Not to mortgage, pledge or hypothecate any securities or funds of the Fund other than as might become necessary to furnish bond to governmental agencies required for the conduct of the business of the Fund.

 9. Not to purchase any security other than securities listed on a national securities exchange registered under the Securities Exchange Act of 1934, or actively traded over-the-counter.

10. Not to invest in companies having a record of less than three years' continuous operation, which may include the operations of predecessor companies.

11. Not to invest in the securities of an issuer if the officers and directors of the Fund, Underwriter or Manager own more than 1/2 of 1% of such securities, or if all such persons together own more than 5% of such securities.

12. Not to invest in the securities of other investment companies except in the open market at ordinary broker's commissions.

13. Not to allow officers or directors of the Fund, Underwriter or Manager to purchase shares of the Fund except for investment at current net asset value.

14.  Not to own, buy or sell real estate,  commodities  or commodity  contracts.

15. Not to invest in puts, calls, straddles, spreads or any combination thereof.

16. Not to invest in limited partnerships or similar interests in oil, gas, mineral leases, and other mineral exploration development programs; provided, however, that the Fund may invest in the securities of other corporations whose activities include such exploration and development.

     Although Fundamental Policy 16 is intended to apply only to certain oil, gas and other mineral exploration development programs and not to securities traded on national securities exchanges, the Board of Directors reviewed and considered in 1986 the scope of this limitation. Prior to that time, the Fund had made an investment, which incurred a loss, in an oil and gas company which was organized as a limited partnership with its securities traded on the New York Stock Exchange. The directors concluded that the limitation was not intended to apply to such investments, but in order to avoid possible future questions regarding the permissibility of such investments, have determined that Growth and Income Fund will not purchase limited partnership securities of any type in the future. The Fund does not interpret Fundamental Policy 7 or 14 as prohibiting transactions in financial futures contracts.

SECURITY EQUITY FUND'S FUNDAMENTAL POLICIES

     Security Equity Fund's fundamental policy limitations, which are applicable to each of Equity Fund, Global Fund, Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund, are:

 1. Not to invest more than 5% of its total assets in the securities of any one issuer; provided, however, that for Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund, this limitation applies only with respect to 75% of its total assets.

 2. Not to purchase more than 10% of the outstanding voting securities of any one issuer.

 3. Not to purchase securities for the purpose of exercising control over the issuers thereof.

 4. Not to underwrite securities of other issuers, provided that this policy shall not be construed to prevent or limit in any manner the right of the Fund to purchase securities for investment purposes.

 5. With respect to Equity Fund and Global Fund, not to borrow money or securities for any purpose except to the extent that borrowing up to 10% of the Fund's total assets is permitted for emergency purposes on a temporary basis from banks and will not be made for investment purposes. Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund may borrow up to 33 1/3% of total assets and may borrow for emergency, temporary or investment purposes from a variety of sources, including banks. Each of the Funds may also obtain such short-term credits as are necessary for the clearance of portfolio transactions.

 6. Not to make loans to other persons other than the purchase of publicly distributed debt securities which are not considered loans, or by entry into repurchase agreements; provided, however, that this investment limitation does not apply to Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund.

 7. Not to buy securities on margin or effect short sales of securities; provided, however, that Asset Allocation Fund, Social Awareness Fund and Value Fund may make margin deposits in connection with transactions in options, futures, and options on futures and provided further that this investment limitation does not apply to Small Company Fund.

 8. Not to issue senior securities; provided, however, that Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund may issue senior securities in compliance with the Investment Company Act of 1940.

 9. Not to invest in the securities of other investment companies; provided, however, that this investment limitation does not apply to Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund which may invest in the securities of other investment companies. (Social Awareness Fund does not presently intend to invest in the securities of other investment companies.)

10. Not to invest in companies having a record of less than three years' continuous operation, which may include the operations of predecessor companies; provided, however, that this investment limitation does not apply to Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund.


11. Not to invest in the securities of an issuer if the officers and directors of the Fund, the Underwriter or Investment Manager own more than 1/2 of 1% of such securities, or if all such persons together own more than 5% of such securities; provided, however, that this limitation does not apply to the Small Company Fund.


12. Not to allow officers or directors of the Fund, the Underwriter or Investment Manager to purchase shares of the Fund except for investment at current net asset value.

13. Not to invest 25% or more of the Fund's total assets in a particular industry.

14. Not to own, buy or sell real estate, commodities or commodity contracts; provided, however, that Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund may enter into forward currency contracts and forward commitments, and transactions in futures, options, and options on futures. (This policy shall not prevent any of the Funds from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)

15. Not to invest in warrants unless acquired as a unit or attached to other securities; provided, however, that this investment limitation does not apply to Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund.

16. Not to invest more than 10% of its total assets in restricted securities; provided, however, that this investment limitation does not apply to Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund which may invest in restricted securities. (Restricted securities are those securities for which an active and substantial market does not exist at the time of purchase or upon subsequent valuation, or for which there are legal or contractual restrictions as to disposition.)

17. Not to invest more than 2% of its total assets in puts, calls, straddles, spreads, or any combination thereof; provided, however, that this investment limitation does not apply to Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund which may invest in such instruments. (With respect to Equity Fund and Global Fund, there is no present intention to invest any of the Fund's assets in puts, calls, straddles, spreads, or any combination thereof.)

18. Not to invest in limited partnerships or similar interests in oil, gas, mineral leases or other mineral exploration development programs; provided, however, that the Funds may invest in the securities of other corporations whose activities include such exploration and development and provided further that this investment limitation does not apply to Small Company Fund.

     The Fund interprets Fundamental Policy 14 to prohibit the purchase of real estate limited partnerships. The Fund does not interpret Fundamental Policy 7 or 14 as prohibiting transactions in options, financial futures contracts or options on financial futures contracts; however, with respect to Equity and Global Funds, transactions in options and options on financial futures contracts are subject to the limits set forth in Fundamental Policy 17.

SECURITY ULTRA FUND'S FUNDAMENTAL POLICIES

     Ultra Fund's fundamental policy limitations are:

 1. Not to invest more than 5% of its total assets in the securities of any one issuer (other than the United States of America).

 2. Not to purchase more than 10% of the outstanding voting securities (or of any class of outstanding securities) of any one issuer.

 3. Not to purchase securities for the purpose of exercising control over the issuers thereof.

 4.  Not to underwrite securities of other issuers.

 5.  Not to purchase restricted securities.

 6.  Not to pledge any portion of its assets.

 7. Not to make loans to other persons other than the purchase of publicly distributed debt securities which are not considered loans, or by entry into repurchase agreements.

 8. Not to buy securities on margin but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

 9. Not to issue senior securities, except that it may borrow money from banks for temporary or emergency purposes in an amount up to 5% of the Fund's total assets, provided that the Fund will not purchase portfolio securities at any time it has outstanding borrowings.

10.  Not to invest in the securities of other investment companies.

11. Not to make short sales of securities unless at the time it owns an equal amount of such securities, or by virtue of ownership of convertible or exchangeable securities, it has the right to obtain through the conversion or exchange of such other securities an equal amount of securities sold short.

12. Not to invest more than 25% of the Fund's total assets in a particular industry.

13.  Not to own, buy or sell real estate, commodities or commodity contracts.

14. Not to invest more than 5% of the value of the Fund's net assets in warrants, valued at the lower of cost or market. Included within that amount (but not to exceed 2% of the value of the Fund's net assets) may be warrants which are not listed on the New York or American Stock Exchanges. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

15. Not to invest more than 5% of its total assets in any issuer or issuers having a record of less than three years continuous operation, which may include the operations of predecessor companies.

16. Not to invest in puts, calls, straddles, spreads, or any combination thereof.

17. Not to invest in limited partnerships or similar interests in oil, gas, mineral leases, and other mineral exploration or development programs; provided, however, that the Fund may invest in the securities of other corporations whose activities include such exploration and development.

     The Fund does not interpret Fundamental Policy 8 or 13 as prohibiting transactions in financial futures contracts.

OFFICERS AND DIRECTORS

     The officers and directors of the Funds and their principal occupations for at least the last five years are as follows. Unless otherwise noted, the address of each officer and director is 700 Harrison Street, Topeka, Kansas 66636-0001.

---------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND POSITIONS HELD WITH THE FUNDS                 PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------
JOHN D. CLELAND,* President and Director                        Senior Vice President and Managing Member Representative,
                                                                Security Management Company, LLC; Senior Vice President,
                                                                Security Benefit Group, Inc. and Security Benefit Life
                                                                Insurance Company.

DONALD A. CHUBB, JR.,** Director                                Business broker, Griffith & Blair Realtors.  Prior to 1997,
2222 SW 29th Street                                             President, Neon Tube Light Company, Inc.
Topeka, Kansas 66611

DONALD L. HARDESTY, Director                                    President, Central Research Corporation.
900 Bank IV Tower
Topeka, Kansas 66603

PENNY A. LUMPKIN,** Director                                    Vice President, Palmer News, Inc.  Prior to October 1991,
3616 Canterbury Town Road                                       Secretary and Director, Palmer Companies, Inc. (Wholesale
Topeka, Kansas 66610                                            Periodicals).


MARK L. MORRIS, JR.,** Director                                 President, Mark Morris Associates (Veterinary Research and
5500 SW 7th Street                                              Education).
Topeka, Kansas 66606

HUGH L. THOMPSON, Director                                      President Emeritus, Washburn University.  Prior to June
2728 Newfound Harbour Drive                                     1997, President, Washburn University.
Merritt Island, Florida 32952


JAMES R. SCHMANK, Vice President and Treasurer                  Senior Vice President, Treasurer, Chief Fiscal Officer and
                                                                Managing Member Representative, Security Management
                                                                Company, LLC; Vice President, Security Benefit Group, Inc.
                                                                and Security Benefit Life Insurance Company.

MARK E. YOUNG, Vice President                                   Vice President, Security Management Company, LLC; Assistant
                                                                Vice President, Security Benefit Group, Inc. and Security
                                                                Benefit Life Insurance Company.

JANE A. TEDDER, Vice President                                  Vice President and Senior Economist, Security Management
(Equity Fund only)                                              Company, LLC; Vice President, Security Benefit Group, Inc.
                                                                and Security Benefit Life Insurance Company.


TERRY A. MILBERGER, Vice President                              Senior Vice President and Senior Portfolio Manager,
(Equity Fund only)                                              Security Management Company, LLC; Senior Vice President,
                                                                Security Benefit Group, Inc. and Security Benefit Life
                                                                Insurance Company.


AMY J. LEE, Secretary                                           Secretary, Security Management Company, LLC; Vice
                                                                President, Associate General Counsel and Assistant
                                                                Secretary, Security Benefit Group, Inc. and Security
                                                                Benefit Life Insurance Company.

BRENDA M. HARWOOD, Assistant Treasurer                          Assistant Vice President, Assistant Treasurer and Assistant
and Assistant Secretary                                         Secretary, Security Management Company, LLC; Assistant Vice
                                                                President, Security Benefit Group, Inc. and Security
                                                                Benefit Life Insurance Company.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND POSITIONS HELD WITH THE FUNDS                 PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------
CINDY L. SHIELDS, Assistant Vice President                      Assistant Vice President and Portfolio Manager, Security
(Equity and Ultra Fund only)                                    Management Company, LLC; Assistant Vice President, Security
                                                                Benefit Group, Inc. and Security Benefit Life Insurance
                                                                Company.  Prior to August 1994, Junior Portfolio Manager,
                                                                Research Analyst, Junior Research Analyst and Portfolio
                                                                Assistant, Security Management Company.


THOMAS A. SWANK, Assistant Vice President                       Vice President and Portfolio Manager, Security Management
(Growth and Income Fund only)                                   Company, LLC; Vice President, Security Benefit Group, Inc.
                                                                and Security Benefit Life Insurance Company.


JIM SCHIER, Assistant Vice President                            Assistant Vice President and Portfolio Manager, Security
(Equity Fund only)                                              Management Company, LLC; Assistant Vice President, Security
                                                                Benefit Group, Inc. and Security Benefit Life Insurance
                                                                Company. Prior to February 1997, Assistant Vice President
                                                                and Senior Research Analyst, Security Management Company,
                                                                LLC. Prior to August 1995, Portfolio Manager, Mitchell
                                                                Capital Management. Prior to March 1993, Vice President and
                                                                Portfolio Manager, Fourth Financial.

CHRISTOPHER D. SWICKARD, Assistant Secretary                    Assistant Vice President and Assistant Counsel, Security
                                                                Benefit Group, Inc. and Security Benefit Life Insurance
                                                                Company.  Prior to June 1992, student at Washburn
                                                                University School of Law.

--------------------------------------------------------------------------------
 *These directors are deemed to be "interested persons" of the Funds under the Investment Company Act of 1940, as amended, by reason of their positions with the Funds' Investment Manager and/or the parent of the Investment Manager.

**These  directors  serve on the Funds'  joint audit  committee,  the purpose of which is to meet with the independent auditors, to review the work of the auditors, and to oversee the handling by Security Management Company, LLC of the accounting functions for the Funds.
--------------------------------------------------------------------------------

     The directors and officers of the Funds hold identical offices in the other Funds managed by the Investment Manager, except Ms. Tedder who is also Vice President of SBL Fund and Security Income Fund, Mr. Milberger who is also Vice President of SBL Fund, Ms. Shields who is also Assistant Vice President of SBL Fund and Messrs. Swank and Schier who are Assistant Vice President of SBL Fund and Security Income Fund. (See the table under "Investment Management," on page 41, for positions held by such persons with the Investment Manager.) Mr. Young and Ms. Lee hold identical offices for the Funds' distributor, Security Distributors, Inc., and Messrs. Cleland and Schmank serve as Vice President and Director, while Ms. Harwood serves as Treasurer of the distributor.

REMUNERATION OF DIRECTORS AND OTHERS

     The Funds' directors, except those directors who are "interested persons" of the Funds, receive from each of Security Growth and Income Fund, Security Equity Fund and Security Ultra Fund an annual retainer of $1,042 and a fee of $133 per meeting, plus reasonable travel costs, for each meeting of the board attended. In addition, certain directors who are members of the Funds' joint audit committee receive a fee of $100 per hour with a minimum fee of $200 and reasonable travel costs for each meeting of the Funds' audit committee attended. Such fees and travel costs are paid by the Investment Manager for each Fund, except Asset Allocation Fund and Social Awareness Fund, pursuant to its Investment Management and Services Agreements with the Funds which provide that the Investment Manager will bear all Fund expenses except for its fee and the expenses of brokerage commissions, interest, taxes, extraordinary expenses approved by the Board of Directors and Class B distribution fees. Asset Allocation and Social Awareness Funds pay their respective share of directors' fees and travel costs. (See page 41, "Investment Management.")

     The Funds do not pay any fees to, or reimburse expenses of, directors who are considered "interested persons" of the Funds. The aggregate compensation paid by the Funds to each of the directors during the fiscal year ended September 30, 1996, and the aggregate compensation paid to each of the directors during calendar year 1996 by all seven of the registered investment companies to
which   the   Investment   Manager   provides
investment advisory services (collectively, the "Security Fund Complex"), are set forth below. Each of the directors is a director of each of the other registered investment companies in the Security Fund Complex.

-----------------------------------------------------------------------------------------------
                                AGGREGATE COMPENSATION
                         -------------------------------------                        TOTAL
                                                                                  COMPENSATION
                                                                   ESTIMATED        FROM THE
                                                                     ANNUAL       SECURITY FUND
                          SECURITY       SECURITY     SECURITY      BENEFITS        COMPLEX,
NAME OF DIRECTOR         GROWTH AND       EQUITY        ULTRA         UPON          INCLUDING
OF THE FUND              INCOME FUND       FUND         FUND       RETIREMENT       THE FUNDS
-----------------------------------------------------------------------------------------------
Willis A. Anton, Jr.      $1,508          $1,508       $1,508         $0             $18,100
Donald A. Chubb, Jr.       1,541           1,591        1,518          0              18,300
John D. Cleland                0               0            0          0                   0
Donald L. Hardesty         1,508           1,508        1,508          0              18,100
Penny A. Lumpkin           1,541           1,591        1,518          0              18,300
Mark L. Morris, Jr.        1,541           1,591        1,518          0              18,300
Jeffrey B. Pantages            0               0            0          0                   0
Hugh Thompson                788             788          788          0               9,450
-----------------------------------------------------------------------------------------------


     The Investment Manager compensates its officers and directors who may also serve as officers or directors of the Funds. On September 30, 1997, the Funds' officers and directors (as a group) beneficially owned less than one percent of the total outstanding Class A shares of Growth and Income Fund, Equity Fund, Global Fund, Asset Allocation Fund, Social Awareness Fund, Value Fund and Ultra Fund.


HOW TO PURCHASE SHARES

     Investors may purchase shares of the Funds through authorized dealers who are members of the National Association of Securities Dealers, Inc. In addition, banks and other financial institutions may make shares of the Funds available to their customers. (Banks and other financial institutions that make shares of the Funds available to their customers in Texas must be registered with that state as securities dealers.) The minimum initial investment is $100. The minimum subsequent investment is $100 unless made through an Accumulation Plan which allows for subsequent investments of $20. (See "Accumulation Plan," page 40.) An application may be obtained from the Investment Manager.

     As a convenience to investors and to save operating expenses, the Funds do not issue certificates for full shares except upon written request by the investor or his or her investment dealer. Certificates will be issued at no cost to the stockholder. No certificates will be issued for fractional shares and fractional shares may be withdrawn only by redemption for cash.

     Orders for the purchase of shares of the Funds will be confirmed at an offering price equal to the net asset value per share next determined after receipt of the order in proper form by Security Distributors, Inc. (the "Distributor") (generally as of the close of the Exchange on that day) plus the sales charge in the case of Class A shares. Orders received by dealers or other firms prior to the close of the Exchange and received by the Distributor prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day. Dealers and other financial services firms are obligated to transmit orders promptly.

     The Funds reserve the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

ALTERNATIVE PURCHASE OPTIONS

     The Funds offer two classes of shares:

     CLASS A SHARES - FRONT-END LOAD OPTION. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge for one year). See Appendix B for a discussion of "Rights of Accumulation" and "Statement of Intention," which options may serve to reduce the front-end sales charge.

     CLASS B SHARES - BACK-END LOAD OPTION. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert to Class A shares at the end of eight years after purchase.

     The decision as to which class is more beneficial to an investor depends on the amount and intended length of the investment. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B shares, in which case 100% of the purchase price is invested immediately, depending on the amount of the purchase and the intended length of investment. The Funds will not normally accept any purchase of Class B shares in the amount of $500,000 or more.

     Dealers or others may receive different levels of compensation depending on which class of shares they sell.

CLASS A SHARES

     Class A shares are offered at net asset value plus an initial sales charge as follows:

--------------------------------------------------------------------------------
                                                      SALES CHARGE
                                       -----------------------------------------
                                       PERCENTAGE    PERCENTAGE OF   PERCENTAGE
AMOUNT OF PURCHASE                     OF OFFERING    NET AMOUNT     REALLOWABLE
AT OFFERING PRICE                         PRICE        INVESTED      TO DEALERS
--------------------------------------------------------------------------------
Less than $50,000......................   5.75%          6.10%         5.00%
$50,000 but less than $100,000.........   4.75           4.99          4.00
$100, 000 but less than $250,000.......   3.75           3.90          3.00
$250,000 but less than $500,000........   2.75           2.83          2.25
$500,000 but less than $1,000,000......   2.00           2.04          1.75
$1,000,000 and over....................   None           None        (See below)
--------------------------------------------------------------------------------

The Underwriter will pay a commission to dealers on purchases of $1,000,000 or more as follows: 1.00% on sales up to $5,000,000, plus .50% on sales of $5,000,000 or more up to $10,000,000, and .10% on any amount of $10,000,000 or more.

     The Investment Manager may, at its expense, pay a service fee to dealers who satisfy certain criteria established by the Investment Manager from time to time relating to the volume of their sales of Class A shares of the Funds and certain other Security Funds during prior periods and certain other factors, including providing to their clients who are stockholders of the Funds certain services, which include assisting in maintaining records, processing purchase and redemption requests and establishing shareholder accounts, assisting shareholders in changing account options or enrolling in specific plans, and providing shareholders with information regarding the Funds and related developments. Service fees are paid quarterly and may be discontinued at any time.

SECURITY EQUITY FUND'S CLASS A DISTRIBUTION PLAN

     As discussed in the Prospectus, Small Company Fund has a Distribution Plan for its Class A shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes the Fund to pay an annual fee to the Distributor of
 .25% of the average daily net asset value of the Class A shares of the Fund to finance various activities relating to the distribution of such shares of the Fund to investors. These expenses include, but are not limited to, the payment
of  compensation   (including  compensation  to  securities  dealers  and  other financial institutions and organizations) to obtain various administrative services for the Fund. These services include, among other things, processing new shareholder account applications and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Fund. The Distributor is required to report in writing to the Board of Directors of Equity Fund and the board will review at least quarterly the amounts and purpose of any payments made under the Plan. The Distributor is also required to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the Plan should be continued.

     The Plan became effective on October 15, 1997. The Plan will continue from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Directors of the Fund, including a majority of the independent directors cast in person at a meeting called for the purpose of voting on such continuance. The Plan can be terminated at any time on 60 days' written notice, without penalty, if a majority of the disinterested directors or the Class A shareholders vote to terminate the Plan. Any agreement relating to the implementation of the Plan terminates automatically if it is assigned. The Plan may not be amended to increase materially the amount of payments thereunder without approval of the Class A shareholders of the Fund.


     Because all amounts paid pursuant to the Distribution Plan are paid to the Distributor, the Investment Manager and its officers, directors and employees, including Mr. Cleland (director of the Fund), Messrs. Young, Schmank and Swickard, Ms. Tedder, Ms. Lee and Ms. Harwood (officers of the Fund), all may be deemed to have a direct or indirect financial interest in the operation of the Distribution Plan. None of the independent directors have a direct or indirect financial interest in the operation of the Distribution Plan.


     Benefits from the Distribution Plan may accrue to the Fund and its stockholders from the growth in assets due to sales of shares to the public pursuant to the Distribution Agreement with the Distributor. Increases in the Small Company Fund's net assets from sales pursuant to its Distribution Plan and Agreement may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of Small Company Fund's assets, and facilitating economies of scale (e.g., block purchases) in the Fund's securities transactions.

CLASS B SHARES

     Class B shares are offered at net asset value, without an initial sales charge. With certain exceptions, the Funds may impose a deferred sales charge on shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Distributor.

     Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed, according to the following schedule:

          -----------------------------------------------------
              YEAR SINCE PURCHASE           CONTINGENT DEFERRED
                PAYMENT WAS MADE               SALES CHARGE
          -----------------------------------------------------
          First.............................       5%
          Second............................       4%
          Third.............................       3%
          Fourth............................       3%
          Fifth.............................       2%
          Sixth and Following...............       0%
          ------------------------------------------------------

     Class B shares (except shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares) will automatically convert, on the eighth anniversary of the date such shares were purchased, to Class A shares which are subject to a lower distribution fee. This automatic conversion of Class B shares will take place without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to the Investment Manager.) All shares purchased through reinvestment of dividends and other distributions paid with respect to Class B shares ("reinvestment shares") will be considered to be held in a separate subaccount. Each time any Class B shares (other than those held in the subaccount) convert to Class A shares, a pro rata portion of the reinvestment shares held in the subaccount will also convert to Class A shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under current law, it is the Funds' opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B stockholders.

CLASS B DISTRIBUTION PLAN

     Each Fund bears some of the costs of selling its Class B shares under a Distribution Plan adopted with respect to its Class B shares ("Class B Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). This Plan provides for payments at an annual rate of 1.00% of the average daily net asset value of Class B shares. Amounts paid by the Funds are currently used to pay dealers and other firms that make Class B shares available to their customers (1) a commission at the time of purchase normally equal to 4.00% of the value of each share sold and (2) a service fee for account maintenance and personal service to shareholders payable for the first year, initially, and for each year thereafter, quarterly, in an amount equal to .25% annually of the average daily net asset value of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Funds.

     Rules of the National Association of Securities Dealers, Inc. ("NASD") limit the aggregate amount that a Fund may pay annually in distribution costs for the sale of its Class B shares to 6.25% of gross sales of Class B shares since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amount (less any contingent deferred sales charges paid by Class B shareholders to the Distributor). The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Funds. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Funds would be within permitted limits.

     Each Fund's Class B Distribution Plan may be terminated at any time by vote of its directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class B shares. In the event the Class B Distribution Plan is terminated by the Class B stockholders or the Funds' Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Funds make no payments in connection with the sales of their shares other than the distribution fee paid to the Distributor.

CALCULATION AND WAIVER OF CONTINGENT DEFERRED SALES CHARGES

     Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in amounts of $1,000,000 or more) and Class B shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or
(2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the net asset value per share of the Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares (purchased in amounts of $1,000,000 or more) held for more than one year or Class B shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

     The contingent deferred sales charge is waived: (1) following the death of a stockholder if redemption is made within one year after death; (2) upon the disability (as defined in section 72(m)(7) of the Internal Revenue Code) of a stockholder prior to age 65 if redemption is made within one year after the disability, provided such disability occurred after the stockholder opened the account; (3) in connection with required minimum distributions in the case of an IRA, SAR-SEP or Keogh or any other retirement plan qualified under Section 401(a), 401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement plans qualified under Section 401(a) or 401(k) of the Internal Revenue Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the contingent deferred sales charge), (iv) "financial hardship" of a participant in the plan, as that term is defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan. The contingent deferred sales charge will also be waived in the case of certain redemptions of Class B shares of the Funds pursuant to a systematic withdrawal program. (See "Systematic Withdrawal Program," page 40.)

ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS

     The Investment Manager or Distributor, from time to time, will provide promotional incentives or pay a bonus, to certain dealers whose representatives have sold or are expected to sell significant amounts of the Funds and/or certain other funds managed by the Investment Manager. Such promotional incentives will include payment for attendance (including travel and lodging expenses) by qualifying registered representatives (and members of their families) at sales seminars at luxury resorts within or without the United States. Bonus compensation may include reallowance of the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class B shares, an amount which exceeds the maximum commission. The Distributor, or the Investment Manager, may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the funds managed by the Investment Manager. Certain of the promotional incentives or bonuses may be financed by payments to the Distributor under a Rule 12b-1 Distribution Plan. The payment of promotional incentives and/or bonuses will not change the price an investor will pay for shares or the amount that the Funds will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc. ("NASD"). A dealer to whom substantially the entire sales charge of Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.

     The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the Funds for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above. Banks currently are prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Fund's Board of Directors would consider what action, if any, would be appropriate.

     In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     The Investment Manager or Distributor also may pay a marketing allowance to dealers who meet certain eligibility criteria. This allowance is paid with reference to new sales of Fund shares in a calendar year and may be discontinued at any time. To be eligible for this allowance in any given year, the dealer must sell a minimum of $2,000,000 of Class A and Class B shares during that year. The applicable marketing allowance factors are set forth below.

--------------------------------------------------------------------------------
                                                           APPLICABLE MARKETING
AGGREGATE NEW SALES                                          ALLOWANCE FACTOR*
--------------------------------------------------------------------------------
Less than $2 million...................................            .00%
$2 million but less than $5 million....................            .15%
$5 million but less than $10 million...................            .25%
$10 million but less than $15 million..................            .35%
$15 million but less than $20 million..................            .50%
or $20 million or more.................................            .75%
--------------------------------------------------------------------------------
* The maximum marketing allowance factor applicable per this schedule will be applied to all new sales in the calendar year to determine the marketing allowance payable for such year.
--------------------------------------------------------------------------------
PURCHASES AT NET ASSET VALUE

     Class A shares of the Funds may be purchased at net asset value by (1) directors, officers and employees of the Funds, the Funds' Investment Manager or Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above;
(3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Fund.

     Class A shares of the Funds may also be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. The Distributor must be notified when a purchase is made that qualifies under these provisions.

     A stockholder of Equity Fund who formerly invested in the Bondstock Investment Plans or Life Insurance Investors Investment Plans received Class A shares of Equity Fund in liquidation of the Plans. Such a stockholder may purchase Class A shares of Equity Fund at net asset value provided that such stockholder maintains his or her Equity Fund account.

ACCUMULATION PLAN

     Investors may purchase shares on a periodic basis under an Accumulation Plan which provides for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan is a voluntary program, involving no obligation to make periodic investments, and is terminable at will. Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Fund as of the close of business on the day such payment is received. A confirmation and statement of account will be sent to the investor following each investment. Certificates for whole shares will be issued upon request. No certificates will be issued for fractional shares which may be withdrawn only by redemption for cash. Investors may choose to use "Secur-O-Matic" (automatic bank draft) to make their Fund purchases. There is no additional charge for using Secur-O-Matic. An application may be obtained from the Funds.

SYSTEMATIC WITHDRAWAL PROGRAM

     A Systematic Withdrawal Program may be established by stockholders who wish to receive regular monthly, quarterly, semiannual or annual payments of $25 or more. A stockholder may elect a payment that is a specified percentage of the initial or current account value or a specified dollar amount. The Program may also be based upon the liquidation of a fixed or variable number of shares provided that the amount withdrawn monthly is at least $25. However, the Funds do not recommend this (or any other amount) as an appropriate monthly withdrawal. Shares with a current aggregate offering price of $5,000 or more must be deposited with the Investment Manager acting as agent for the stockholder under the Program. There is no service charge on the Program.

     Sufficient shares will be liquidated at net asset value to meet the specified withdrawals. Liquidation of shares may deplete the investment, particularly in the event of a market decline. Payments cannot be considered as actual yield or income since part of such payments is a return of capital. Such withdrawals constitute a taxable event to the stockholder. The maintenance of a Withdrawal Program concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales commission payable in respect to such purchases. During the withdrawal period, no payments will be accepted under an Accumulation Plan. Income dividends and capital gains distributions are automatically reinvested at net asset value. If an investor has an Accumulation Plan in effect, it must be terminated before a Systematic Withdrawal Program may be initiated.

     A stockholder may establish a Systematic Withdrawal Program with respect to Class B shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10% of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B shares provides for withdrawals in excess of 10% of the value of the account in any Program year and, as a result, all withdrawals under such a Program are subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Calculation and Waiver of Contingent Deferred Sales Charges," page 38.

     The stockholder receives confirmation of each transaction showing the source of the payment and the share balance remaining in the Program. A Program may be terminated on written notice by the stockholder or by the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account.

INVESTMENT MANAGEMENT

     Security Management Company, LLC (the "Investment Manager"), 700 SW Harrison Street, Topeka, Kansas, has served as investment adviser to Security Growth and Income Fund (formerly Security Investment Fund), Security Equity Fund, and Security Ultra Fund, respectively, since April 1, 1964, January 1, 1964, and April 22, 1965. The Investment Manager also acts as investment adviser to Security Income Fund, Security Cash Fund, SBL Fund, and Security Tax-Exempt Fund. The Investment Manager is a limited liability company controlled by its members, Security Benefit Life Insurance Company and Security Benefit Group, Inc. ("SBG"). SBG is an insurance and financial services holding company wholly-owned by Security Benefit Life Insurance Company, 700 SW Harrison Street, Topeka, Kansas 66636-0001. Security Benefit Life, a mutual life insurance company with $15.5 billion of insurance in force, is incorporated under the laws of Kansas.

     The Investment Manager serves as investment adviser to Security Growth and Income Fund, Security Equity Fund and Security Ultra Fund, respectively, under Investment Management and Services Agreements, which were approved by the shareholders of the Funds on March 29, 1989, December 8, 1988 and December 30, 1988, and which became effective on March 31, 1989, January 31, 1989 and February 28, 1989. Security Equity Fund's Agreement was amended by its Board of Directors at a regular meeting held on July 23, 1993, to provide for the Investment Manager to serve as investment adviser to Global Fund and on April 3, 1995, July 26, 1996, February 7, 1997 and July 25, 1997, respectively, to provide for the Investment Manager to serve as investment adviser to Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund. The Agreements were last renewed by the Funds' Board of Directors at a regular meeting held on November 1, 1996.

     Pursuant to the Investment Management and Services Agreements, the Investment Manager furnishes investment advisory, statistical and research services to the Funds, supervises and arranges for the purchase and sale of securities on behalf of the Funds, and provides for the compilation and maintenance of records pertaining to the investment advisory function.

     The Investment Manager has retained Lexington Management Corporation ("Lexington"), Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663, to furnish certain advisory services to Global Fund pursuant to a Sub-Advisory
Agreement, dated October 1, 1993. Pursuant to this agreement, Lexington furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of Global Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Funds' Board of Directors and the Investment Manager. For such services, the Investment Manager pays Lexington an amount equal to .50% of the average net assets of Global Fund, computed on a daily basis and payable monthly. The Sub-Advisory Agreement may be terminated without penalty at any time by either party on 60 days' written notice and is automatically terminated in the event of its assignment or in the event that the Investment Advisory Contract between the Investment Manager and the Fund is terminated, assigned or not renewed.

     Lexington is a wholly-owned subsidiary of Lexington Global Asset Managers, Inc., a Delaware corporation with offices at Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of the outstanding shares of Lexington Global Asset Managers, Inc. Lexington was established in 1938 and currently manages over $3.5 billion in assets.

     The Investment Manager has entered into a sub-advisory research agreement with Meridian Investment Management Corporation ("Meridian"), 12835 East Arapahoe Road, Tower II, 7th Floor, Englewood, Colorado 80112. Pursuant to the agreement, Meridian furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of equity securities on behalf of the Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Board of Directors of the Fund and the Investment Manager. Meridian is a wholly-owned subsidiary of Meridian Management & Research Corporation which is controlled by its two stockholders, Michael J. Hart and Craig T. Callahan. The Investment Manager pays Meridian an annual fee equal to a percentage of the average daily closing value of the net assets of Asset Allocation Fund, computed on a daily basis, according to the following schedule:

---------------------------------------------------------------------
AVERAGE DAILY NET ASSETS OF THE FUND                   ANNUAL FEE

---------------------------------------------------------------------
Less than $100 million..............................    .40%, plus
$100 million but less than $200 million.............    .35%, plus
$200 million but less than $400 million.............    .30%, plus
$400 million or more................................    .25%
---------------------------------------------------------------------


     The Investment Manager has engaged Strong Capital Management, Inc. ("Strong"), 900 Heritage Reserve, Menomonee Falls, Wisconsin 53051, to provide investment advisory services to the Small Company Fund. For such services, the Investment Manager pays Strong, an annual fee based on the combined average net assets of Small Company Fund and another fund for which the Investment Manager has engaged Strong to provide advisory services. The fee is equal to .50% of the combined average net assets under $150 million, .45% of the combined average net assets at or above $150 million but less than $500 million, and .40% of the combined average net assets at or above $500 million. The Sub-Advisory Agreement may be terminated without penalty at any time by either party on 60 days' written notice and is automatically terminated in the event of its assignment or in the event that the Investment Advisory Contract between the Investment Manager and the Fund is terminated, assigned or not renewed. Strong is a privately held corporation which is controlled by Richard S. Strong. Strong was established in 1974 and currently manages over $27 billion in assets.

     Pursuant to the Investment Management and Services Agreements, the Investment Manager also performs administrative functions and the bookkeeping, accounting and pricing functions for the Funds, and performs all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications and acting as the dividend disbursing agent.


     The Investment Manager has also agreed to arrange for others (or itself) to provide to the Funds, except Asset Allocation, Social Awareness, Value and Small Company Funds, all other services, including custodian and independent accounting services, required by the Funds. The Investment Manager will when necessary engage the services of third parties such as a custodian bank or independent auditors, in accordance with applicable legal requirements, including approval by the Funds' Board of Directors. The Investment Manager bears the expenses of providing the services it is required to furnish under the Agreement for each Fund, except Asset Allocation, Social Awareness, Value and Small Company Funds. Thus, those Funds' expenses include only fees paid to the Investment Manager as well as expenses of brokerage commissions, interest, taxes, extraordinary expenses approved by the Board of Directors, and Class B distribution fees.

     Asset Allocation, Social Awareness, Value and Small Company Funds will pay all of their respective expenses not assumed by the Investment Manager or the Distributor, including organization expenses; directors' fees; fees of its custodian; taxes and governmental fees; interest charges; any membership dues; brokerage commissions; expenses of preparing and distributing reports to shareholders; costs of shareholder and other meetings; Class B distribution fees; and legal, auditing and accounting expenses. Asset Allocation, Social Awareness, Value and Small Company Funds will also pay for the preparation and distribution of the prospectus to their shareholders and all expenses in connection with registration under the Investment Company Act of 1940 and the registration of their capital stock under federal and state securities laws. Asset Allocation, Social Awareness, Value and Small Company Funds will pay nonrecurring expenses as may arise, including litigation expenses affecting them.

     The Investment Manager has agreed to reimburse the Funds or waive a portion of its management fee for any amount by which the total annual expenses of the Funds (including management fees, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class B distribution fees) for any fiscal year that exceeds the level of expenses which the Funds are permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Funds are then qualified for sale. (The Investment Manager is not aware of any state that currently imposes limits on the level of mutual fund expenses.)

     As compensation for its services, the Investment Manager receives with respect to Growth and Income, Equity and Ultra Funds, on an annual basis, 2% of the first $10 million of the average net assets, 1 1/2% of the next $20 million of the average net assets and 1% of the remaining average net assets of the Funds, determined daily and payable monthly. The Investment Manager receives with respect to the Global Fund, on an annual basis, 2% of the first $70 million of the average net assets and 1 1/2% of the remaining average net assets, determined daily and payable monthly.

     Separate fees are paid by Asset Allocation, Social Awareness, Value and Small Company Funds to the Investment Manager for investment advisory, administrative and transfer agency services. With respect to Asset Allocation Fund the Investment Manager receives, on an annual basis, an investment advisory fee equal to 1% of the average daily net assets of the Fund, calculated daily and payable monthly. The Investment Manager also receives, on an annual basis, an administrative fee equal to .045% of the average daily net assets of the Asset Allocation Fund plus the greater of .10% of its average net assets or $60,000. With respect to the Social Awareness, Value and Small Company Funds, the Investment Manager receives, on an annual basis, an investment advisory fee equal to 1% of the average daily net assets of the respective Funds, calculated daily and payable monthly. The Investment Manager has agreed to waive the investment advisory fee of Social Awareness, Value and Small Company Funds for the fiscal year ending September 30, 1997. The Investment Manager also receives, on an annual basis, an administrative fee equal to .09% of the average daily net assets of the Social Awareness, Value and Small Company Funds. For transfer agency services provided to each of the Asset Allocation, Social Awareness, Value and Small Company Funds, the Investment Manager receives an annual maintenance fee of $8.00 per account, and a transaction fee of $1.00 per transaction.

     During the fiscal years ended September 30, 1996, 1995 and 1994, the Funds paid the following amounts to the Investment Manager for its services: 1996 - $919,674, 1995 - $839,358 and 1994 - $948,953 for Growth and Income Fund; 1996 -
$5,528,818,  1995 - $4,185,144 and 1994 - $3,926,084 for Equity Fund; and 1996 -
$862,190,  1995 - $816,039 and 1994 - $819,550 for Ultra Fund.  Global Fund paid the Investment Manager for its services for 1996 - $470,077, 1995 - $457,489, and for the period October 5, 1993 to September 30, 1994 - $346,421. Asset Allocation Fund paid the Investment Manager for investment advisory, administrative and transfer agency services for fiscal year ended September 30, 1996 - $39,560, $36,957 and $5,571, respectively. For this period, the Investment Manager waived $24,236 of the investment advisory fee and reimbursed the Fund $19,620 of the Administrative and transfer agency fees. Asset Allocation Fund paid the Investment Manager for investment advisory, administrative and transfer agency services for the period June 1, 1995 (date of inception) to September 30, 1995 - $10,134, $10,456 and $790, respectively. For this period, the Investment Manager reimbursed the Fund $16,615 of the administrative and transfer agency fees. For the period November 4, 1996 (date of inception) to March 31, 1997, the Investment Manager waived its entire advisory fee for the Social Awareness Fund in the amount of $10,785. For the same period, the Social Awareness Fund paid the Investment Manager for administrative and transfer agency services, $972 and $860, respectively. For the period May 1, 1997 (date of inception) to August 31, 1997, the Investment Manager waived its entire advisory fee for the Value Fund in the amount of $11,162. For the same period, the Value Fund paid the Investment Manager for administrative and transfer agency services, $1,005 and $920, respectively.

     The total expenses for Growth and Income Fund, Equity Fund, Global Fund, Asset Allocation Fund and Ultra Fund, respectively, for the fiscal year ended September 30, 1996 were 1.29%, 1.04%, 2.00%, 2.00% and 1.31% of the average net assets of each Fund's Class A shares for the fiscal year. Total expenses of Class B shares for Growth and Income Fund, Equity Fund, Global Fund, Asset Allocation Fund and Ultra Fund, respectively, for the fiscal year ended September 30, 1996 were 2.29%, 2.04%, 3.00%, 3.00% and 2.31% of the average net assets of each Fund's Class B shares for the fiscal year. The total expenses for Class A and Class B shares of Social Awareness Fund for the period November 4, 1996 (date of inception) to March 31, 1997, were 1.42% and 2.17%, respectively, of the average net assets for the period. The total expenses of the average net assets for Class A and Class B shares of Value Fund for the period May 1, 1997 (date of inception) to August 31, 1997, were 1.09% and 1.96%, respectively. Expense information is not yet available for Small Company Fund as it did not begin operations until October of 1997.


     The Funds' Investment Management and Services Agreements are renewable annually by the Funds' Board of Directors or by a vote of a majority of the individual Fund's outstanding securities and, in either event, by a majority of the board who are not parties to the Agreement or interested persons of any such party. The Agreements provide that they may be terminated without penalty at any time by either party on 60 days' notice and are automatically terminated in the event of assignment.

     The  following  persons  are  affiliated  with the  Funds and also with the
Funds'  investment  adviser,   Security   Management  Company,   LLC,  in  these
capacities:

--------------------------------------------------------------------------------
                                                       POSITION(S) WITH SECURITY
NAME                    POSITION(S) WITH THE FUNDS     MANAGEMENT COMPANY, LLC
--------------------------------------------------------------------------------


James R. Schmank       Vice President and Treasurer    Senior Vice President,
                                                       Treasurer, Chief Fiscal
                                                       Officer and Managing
                                                       Member Representative


John D. Cleland        President and Director          Senior Vice President and
                                                       Managing Member
                                                       Representative

Jane A. Tedder         Vice President                  Vice President and Senior
                        (Equity Fund only)             Economist


Terry A. Milberger     Vice President                  Senior Vice President and
                        (Equity Fund only)             Senior Portfolio Manager


Mark E. Young          Vice President                  Vice President

Amy J. Lee             Secretary                       Secretary

Brenda M. Harwood      Assistant Treasurer and         Assistant Vice President,
                       Assistant Secretary             Assistant Treasurer and
                                                       Assistant Secretary

Cindy L. Shields       Assistant Vice President        Assistant Vice President
                       (Equity and Ultra Fund only)    and Portfolio Manager

Thomas A. Swank        Assistant Vice President        Vice President and
                       (Growth and Income Fund only)   Portfolio Manager

James P. Schier        Assistant Vice President        Assistant Vice President
                       (Equity Fund only)              and Portfolio Manager
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT


     The common stock portion of the GROWTH AND INCOME FUND portfolio is managed by the Investment Manager's Large Capitalization Team consisting of John Cleland, Chief Investment Strategist, Terry Milberger, Jim Schier and Chuck Lauber. Jim Schier, Portfolio Manager, assumed day-to-day responsibility for managing this portion of the portfolio in October 1997. The fixed income portion of the Growth and Income Fund portfolio is managed by the Fixed Income Team of the Investment Manager consisting of John Cleland, Chief Investment Strategist, Jane Tedder, Tom Swank, Steve Bowser, Barb Davison, David Eshnaur, Elaine Miller and Paulette Schwerdt. Tom Swank, Assistant Vice President and Portfolio Manager of the Investment Manager, has had day-to-day responsibility for managing the fixed income portion of the Growth and Income Fund portfolio since 1994. EQUITY FUND is managed by the Large Capitalization Team of the Investment Manager described above. Mr. Milberger has had day-to-day responsibility for managing the Equity Fund since 1981. GLOBAL FUND is managed by an investment management team of Lexington. Alan Wapnick and Richard T. Saler, the lead managers, have had day-to-day responsibility for managing Global Fund since 1994. ASSET ALLOCATION FUND is managed by an investment management team of Portfolio Managers of the Investment Manager and Meridian. The team is responsible for day-to-day management of the Fund. Jane Tedder, Senior Economist of the Investment Manager, has day-to-day responsibility for managing the fixed-income portion of the Fund's portfolio. She has had responsibility for the Fund since January 1996. Pat Boyle, Portfolio Manager of Meridian, has day-to-day responsibility for managing the equity portion of the Fund's portfolio. He has had day-to-day responsibility for the equity portion of the Fund since August 1997. SOCIAL AWARENESS FUND and ULTRA FUND are managed by the Investment Manager's Small Capitalization Team and Social Responsibility Team, respectively, each of which consists of John Cleland, Chief Investment Strategist, Cindy Shields, Larry Valencia and Frank Whitsell. Cindy Shields, Portfolio Manager, has had day-to-day responsibility for managing the Ultra Fund since 1994 and for managing Social Awareness Fund since its inception in 1996. VALUE FUND is managed by the Large Capitalization Team of the Investment Manager described above. Jim Schier, Portfolio Manager, has had day-to-day responsibility for managing the Value Fund since its inception in 1997. SMALL COMPANY FUND is managed by Ronald C. Ognar of Strong. He has had day-to-day responsibility for managing Small Company Fund since its inception in 1997.


     Pat Boyle is a research analyst and portfolio manager of Meridian. He has four years of investment experience and is a Chartered Financial Analyst. Mr. Boyle graduated from the University of Denver with a B.S.B.A. degree in Finance.

     John D. Cleland has been involved in the securities industry for more than 30 years. Before joining the Investment Manager in 1968, he was involved in the investment business in securities and residential and commercial real estate for approximately ten years. Mr. Cleland earned a Bachelor of Science degree from the University of Kansas and an M.B.A. from Wharton School of Finance, University of Pennsylvania.

     Terry A. Milberger is a Vice President and Senior Portfolio Manager of the Investment Manager. Mr. Milberger has more than 20 years of investment experience and has managed Equity Fund's portfolio since 1981. He began his career as an investment analyst in the insurance industry and from 1974 through 1978 he served as an assistant portfolio manager for the Investment Manager. He was then employed as Vice President of Texas Commerce Bank and managed its pension fund assets until he returned to the Investment Manager in 1981. Mr.
Milberger holds a bachelor's degree in business and an M.B.A. from the University of Kansas and is a Chartered Financial Analyst. His investment philosophy is based on patience and opportunity for the long-term investor.

     Ronald C. Ognar, Portfolio Manager of Strong, is a Chartered Financial Analyst with more than 25 years of investment experience. Mr. Ognar joined Strong in April 1993 after two years as a principal and portfolio manager with RCM Capital Management. Prior to his position at RCM Capital Management, he was a portfolio manager at Kemper Financial Services in Chicago. Mr. Ognar began his investment career in 1968 at LaSalle National Bank. He is a graduate of the University of Illinois with a bachelor's degree in accounting.

     James P. Schier, Assistant Vice President and Portfolio Manager of the Investment Manager, has 13 years experience in the investment field and is a Chartered Financial Analyst. While employed by the Investment Manager, he also served as a research analyst. Prior to joining the Investment Manager in 1995, he was a portfolio manager for Mitchell Capital Management from 1993 to 1995. From 1988 to 1995 he served as Vice President and Portfolio Manager for Fourth Financial. Prior to 1988, Mr. Schier served in various positions in the investment field for Stifel Financial, Josepthal & Company and Mercantile Trust Company. Mr. Schier earned a Bachelor of Business degree from the University of Notre Dame and an M.B.A. from Washington University.

     Cindy L. Shields is a Portfolio Manager of the Investment Manager. Ms. Shields has eight years experience in the securities field and joined the Investment Manager in 1989. She has been a portfolio manager since 1994, and prior to that time, she served as a research analyst for the Investment Manager. Ms. Shields graduated from Washburn University with a Bachelor of Business Administration degree, majoring in finance and economics. She is a Chartered Financial Analyst.

     Tom Swank has over ten years of experience in the investment field. Prior to joining the Investment Manager in 1992, he was an Investment Underwriter and Portfolio Manager for U.S. West Financial Services, Inc. from 1986 to 1992. From 1984 to 1986, he was a Commercial Credit Officer for United Bank of Denver. From 1982 to 1984, he was employed as a Bank Holding Company Examiner for the Federal Reserve Bank of Kansas City - Denver Branch. Mr. Swank graduated from Miami University in Ohio with a Bachelor of Science degree in finance in 1982. He earned a Master of Business Administration degree from the University of Colorado and is a Chartered Financial Analyst.

     Jane Tedder, Vice President and Senior Economist of the Investment Manager, has 20 years of experience in the investment field. Prior to joining the Investment Manager in 1983, she served as Vice President and Trust Officer of Douglas County Bank in Kansas. Ms. Tedder earned a bachelor's degree in education from Oklahoma State University and advanced diplomas from National Graduate Trust School, Northwestern University, and Stonier Graduate School of Banking, Rutgers University. She is a Chartered Financial Analyst.

     Alan Wapnick is a Senior Vice President of Lexington and is responsible for portfolio management. He has 27 years investment experience. Prior to joining Lexington in 1986, Mr. Wapnick was an equity analyst with Merrill Lynch, J. & W. Seligman, Dean Witter and most recently Union Carbide Corporation. Mr. Wapnick is a graduate of Dartmouth College and received a Master's degree in Business Administration from Columbia University.

     Richard Saler is a Senior Vice President of Lexington and is responsible for international investment analysis and portfolio management. He has eleven years of investment experience. Mr. Saler has focused on international markets since first joining Lexington in 1986. Most recently he was a strategist with Nomura Securities and rejoined Lexington in 1992. Mr. Saler is a graduate of New York University with a B.S. degree in Marketing and an M.B.A. in Finance from New York University's Graduate School of Business Administration.

CODE OF ETHICS

     The Funds, the Investment Manager and the Distributor have a written Code of Ethics which requires all access persons to obtain prior clearance before engaging in any personal securities transactions. Access persons include officers and directors of the Funds and Investment Manager and employees that participate in, or obtain information regarding, the purchase or sale of securities by the Funds or whose job relates to the making of any recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within ten days of the end of each calendar quarter. Access persons will not be permitted to effect transactions in a security if it: (a) is being considered for purchase or sale by the Funds; (b) is being purchased or sold by the Funds; or (c) is being offered in an initial public offering. In addition, portfolio managers are prohibited from purchasing or selling a security within seven calendar days before or after a Fund that he or she manages trades in that security. Any material violation of the Code of Ethics is reported to the Board of the Funds. The Board also reviews the administration of the Code of Ethics on an annual basis.

DISTRIBUTOR

     Security Distributors, Inc. (the "Distributor"), a Kansas corporation and wholly-owned subsidiary of Security Benefit Group, Inc., serves as the principal underwriter for shares of Growth and Income Fund, Equity Fund, Global Fund, Asset Allocation Fund, Social Awareness Fund and Ultra Fund pursuant to Distribution Agreements with the Funds. The Distributor also acts as principal underwriter for Security Income Fund and Security Tax-Exempt Fund.

     The Distributor receives a maximum commission on sales of Class A shares of 5.75% and allows a maximum discount of 5% from the offering price to authorized dealers on the Fund shares sold. The discount is the same for all dealers, but the Distributor at its discretion may increase the discount for specific periods. Salespersons employed by dealers may also be licensed to sell insurance with Security Benefit Life.


     For the fiscal years ended September 30, 1996, 1995 and 1994, the Distributor received gross underwriting commissions on the sale of Class A shares of the Funds of: 1996 - $38,156, 1995 - $30,840 and 1994 - $80,457 for
Growth and Income Fund; 1996 - $869,310, 1995 - $610,460 and 1994 - $597,792 for
Equity Fund;  1996 - $42,335,  1995 - $86,682 and 1994 - $75,084 for Ultra Fund.
For these years, the Distributor retained net underwriting commissions as follows: 1996 - $7,615, 1995 - $5,020 and 1994 - $12,674 for Growth and Income
Fund;  1996 - $107,976,  1995 - $96,169 and 1994 - $98,610 for Equity Fund;  and
1996 - $9,163,  1995 - $14,803 and 1994 - $15,554 for Ultra Fund. For 1996, 1995
and the period October 5, 1993 through September 30, 1994, the Distributor received gross underwriting commissions on the sale of Class A shares of $29,472, $25,278 and $93,332, respectively, for Global Fund and retained net underwriting commissions of $,3,907, $4,002 and $14,560, respectively. For the fiscal year ended September 30, 1996 and the period June 1, 1995 through September 30, 1995, the Distributor received gross underwriting commissions on the sale of Class A shares of $7,393 and $819, respectively, for Asset Allocation Fund and retained net underwriting commissions of $911 and $198, respectively. For the period November 4, 1996 (date of inception) to March 31, 1997, the Distributor received gross underwriting commissions on the sale of Class A shares and contingent deferred sales charges on redemptions of Class B shares of $30,799 for Social Awareness Fund and retained net underwriting commissions of $1,572. For the period May 1, 1997 (date of inception) to August 31, 1997, the Distributor received gross underwriting commissions on the sale of Class A and B shares and contingent deferred sales charges on redemptions of Class B shares of $178,795 for Value Fund and retained net underwriting commissions of $1,804. The Distributor also receives compensation from Lexington Management Corporation ("Lexington") to defray expenses it incurs in the distribution of certain mutual funds sub-advised by Lexington and variable insurance products certain underlying funds of which are sub-advised by Lexington and for the access which the Distributor permits Lexington to have to its network of brokers and dealers. The Agreement is currently in effect with respect to the Global Series of Security Equity Fund and Series D of SBL Fund, the underlying investment vehicle for certain variable insurance products distributed by the Distributor (collectively referred to as the "Sub-Advised
Portfolios"). Pursuant to the terms of the Agreement, Lexington pays the Distributor a fee, ranging from 0% of the average daily net assets of the Sub-Advised Portfolios below $50 million to .25% of the average daily net assets of the Sub-Advised Portfolios of $400 million or more. The fee is calculated daily and payable monthly.


     The Distributor, on behalf of the Funds, may act as a broker in the purchase and sale of securities not effected on a securities exchange, provided that any such transactions and any commissions shall comply with requirements of the Investment Company Act of 1940 and all rules and regulations of the SEC. The Distributor has not acted as a broker.

     The Funds' Distribution Agreements are renewable annually either by the Board of Directors or by the vote of a majority of the Fund's outstanding securities, and, in either event, by a majority of the board who are not parties to the contract or interested persons of any such party. The contract may be terminated by either party upon 60 days' written notice.

ALLOCATION OF PORTFOLIO BROKERAGE

     Transactions in portfolio securities shall be effected in such manner as deemed to be in the best interests of the respective Funds. In reaching a judgment relative to the qualifications of a broker-dealer ("broker") to obtain the best execution of a particular transaction, all relevant factors and circumstances will be taken into account by the Investment Manager or relevant Sub-Adviser, including the overall reasonableness of commissions paid to a broker, the firm's general execution and operational capabilities, and its reliability and financial condition. Subject to the foregoing considerations, the execution of portfolio transactions may be directed to brokers who furnish investment information or research services to the Investment Manager or relevant Sub-Adviser. Such investment information and research services include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities and purchasers  or  sellers of  securities,  and  furnishing  analyses  and  reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts. Such investment information and research services may be furnished by brokers in many ways, including: (1) on-line data base systems, the equipment for which is provided by the broker, that enable the Investment Manager to have real-time access to market information, including quotations; (2) economic research services, such as publications, chart services and advice from economists concerning macroeconomic information; and (3) analytical investment information concerning particular corporations. If a transaction is directed to a broker supplying such information or services, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction provided that the Investment Manager or relevant Sub-Adviser shall have determined in good faith that the commission is reasonable in relation to the value of the investment information or the research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager or relevant Sub-Adviser with respect to all accounts as to which it exercises investment discretion. The Investment Manager or relevant Sub-Adviser may use all, none, or some of such information and services in providing investment advisory services to each of the mutual funds under its management, including the Funds.

     In addition, brokerage transactions may be placed with broker-dealers who sell shares of the Funds managed by the Investment Manager and who may or may not also provide investment information and research services. The Investment Manager may, consistent with the NASD Rules of Fair Practice, consider sales of shares of the Funds in the selection of a broker.

     The Funds may also buy securities from, or sell securities to, dealers acting as principals or market makers. The Investment Manager generally will not purchase investment information or research services in connection with such principal transactions.

     Securities held by the Funds may also be held by other investment advisory clients of the Investment Manager and/or relevant Sub-Adviser, including other investment companies. In addition, Security Benefit Life Insurance Company ("SBL"), may also hold some of the same securities as the Funds. When selecting securities for purchase or sale for a Fund, the Investment Manager may at the same time be purchasing or selling the same securities for one or more of such other accounts, subject to the Investment Manager's obligation to seek best execution, such purchases or sales may be executed simultaneously or "bunched." It is the policy of the Investment Manager not to favor one account over the other. Any purchase or sale orders executed simultaneously (which may also include orders from SBL) are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, then the allocation will be made on a rotating or other equitable basis. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Fund's transaction, it is believed that the procedure generally contributes to better overall execution of the Fund's portfolio transactions. The Board of Directors of the Funds has adopted guidelines governing this procedure and will monitor the procedure to determine that the guidelines are being followed and that the procedure continues to be in the best interest of the Fund and its stockholders. With respect to the allocation of initial public offerings ("IPOs"), the Investment Manager may determine not to purchase such offerings for certain of its clients (including investment company clients) due to the limited number of shares typically available to the Investment Manager in an IPO.

     The following table sets forth the brokerage fees paid by the Funds during the last three fiscal years and certain other information:

                                                                                              FUND TRANSACTIONS DIRECTED
                                                                        FUND BROKERAGE        TO AND COMMISSIONS PAID TO
                                                                       COMMISSIONS PAID        BROKER-DEALERS WHO ALSO
                           CLASS A SHARES             FUND               TO SECURITY              PERFORMED SERVICES
                          ANNUAL PORTFOLIO       TOTAL BROKERAGE      DISTRIBUTORS INC.,                          BROKERAGE
         YEAR              TURNOVER RATE        COMMISSIONS PAID       THE UNDERWRITER       TRANSACTIONS        COMMISSIONS
-------------------------------------------------------------------------------------------------------------------------------
   Security Growth
   and Income Fund
-------------------------------------------------------------------------------------------------------------------------------
         1996                    69%               $    98,516                0             $  15,375,167       $  22,566
         1995                   130%                   257,300                0                33,932,170          57,450
         1994                   163%                   448,925                0                21,666,518          53,256
-------------------------------------------------------------------------------------------------------------------------------
 Security Equity Fund
    Equity Series
-------------------------------------------------------------------------------------------------------------------------------
         1996                    64%               $   919,879                0              $181,146,205       $ 227,747
         1995                    95%                 1,234,947                0               168,226,033         327,825
         1994                    79%                 1,073,763                0                74,497,202         182,980
-------------------------------------------------------------------------------------------------------------------------------
 Security Equity Fund
    Global Series
-------------------------------------------------------------------------------------------------------------------------------
         1996                   142%               $   194,768                0             $  11,476,297       $  20,493
         1995                   141%                   193,540                0                11,472,063          32,292
         1994                    73%                   186,281                0                 7,774,273          16,685
-------------------------------------------------------------------------------------------------------------------------------
 Security Equity Fund
   Asset Allocation
        Series
-------------------------------------------------------------------------------------------------------------------------------
         1996                    75%               $    10,674                0             $     259,602       $     724
        1995*                   129%                     3,904                0                         0               0
-------------------------------------------------------------------------------------------------------------------------------
 Security Equity Fund
   Social Awareness
        Series
-------------------------------------------------------------------------------------------------------------------------------
        1997**                   22%               $     2,396                0             $     501,208       $     665
-------------------------------------------------------------------------------------------------------------------------------
 Security Ultra Fund
-------------------------------------------------------------------------------------------------------------------------------
         1996                   161%               $   200,614                0             $  45,866,810       $  76,520
         1995                   180%                   277,069                0                24,047,026          42,679
         1994                   111%                   296,484                0                10,321,410          44,151

--------------------------------------------------------------------------------
 *Asset Allocation Fund's figures are based on the period June 1, 1995 (date of inception) to September 30, 1995.

**Social Awareness Fund's figures are based on the period November 4, 1996 (date of inception) to March 31, 1997.
--------------------------------------------------------------------------------


Class B shares' annual portfolio turnover rates for the fiscal years ended September 30, 1996 and 1995 were the same as Class A shares. Class B shares' annual portfolio turnover rates for the period October 19, 1993 to September 30, 1994 were 178%, 80%, 73% and 110% for Growth and Income Fund, Equity Fund, Global Fund and Ultra Fund, respectively. The annual portfolio turnover rate for the period June 1, 1995 to September 30, 1995 was 129% for Asset Allocation Fund. The annualized portfolio turnover rate for the period November 4, 1996 (date of inception) to March 31, 1997 was 22% for Social Awareness Fund. The annualized portfolio turnover rate for the period May 1, 1997 (date of inception) to August 31, 1997, was 25% for Value Fund. Portfolio turnover information is not yet available for Small Company Fund.


HOW NET ASSET VALUE IS DETERMINED

     The per share net asset value of each Fund is determined by dividing the total value of its securities and other assets, less liabilities, by the total number of shares outstanding. The public offering price for each Fund is its net asset value per share plus, in the case of Class A shares, the applicable sales charge. The net asset value and offering price are computed once daily as of the close of regular trading hours on the New York Stock Exchange (normally 3:00 p.m. Central time) on each day the Exchange is open for trading, which is Monday through Friday, except for the following dates when the exchange is closed in observance of federal holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The offering price determined at the close of business on the New York Stock Exchange on each day on which the Exchange is open will be applicable to all orders for the purchase of Fund shares received by the dealer prior to such close of business and transmitted to the Funds prior to the close of their business day (normally 5:00 p.m. Central time unless the Exchange closes early). Orders accepted by the dealer after the close of business of the Exchange or on a day when the Exchange is closed will be filled on the basis of the offering price determined as of the close of business of the Exchange on the next day on which the Exchange is open. It is the responsibility of the dealer to promptly transmit orders to the Funds.

     In determining net asset value, securities listed or traded on a national securities exchange are valued on the basis of the last sale price. If there are no sales on a particular day, then the securities shall be valued at the last bid price. All other securities for which market quotations are available are valued on the basis of the last current bid price. If there is no bid price, or if the bid price is deemed to be unsatisfactory by the Board of Directors or the Funds' Investment Manager, then the securities shall be valued in good faith by such method as the Board of Directors determines will reflect their fair market value.

     Because the expenses of distribution are borne by Class A shares through a front-end sales charge and by Class B shares through an ongoing distribution fee, the expenses attributable to each class of shares will differ, resulting in different net asset values. The net asset value of Class B shares will generally be lower than the net asset value of Class A shares as a result of the distribution fee charged to Class B shares. It is expected, however, that the net asset value per share will tend to converge immediately after the payment of dividends which will differ in amount for Class A and B shares by approximately the amount of the different distribution expenses attributable to Class A and B shares.

HOW TO REDEEM SHARES

     Stockholders may turn in their shares directly to the Investment Manager for redemption at net asset value (which may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption). The redemption price in cash will be the net asset value next determined after the time when such shares are tendered for redemption.

     Shares will be redeemed on request of the stockholder in proper order to the Investment Manager, which serves as the Funds' transfer agent. A request is made in proper order by submitting the following items to the Investment
Manager: (1) a written request for redemption signed by all registered owners exactly as the account is registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of all signatures on the written request or on the share certificate or accompanying stock power; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Investment Manager for redemption by corporations or other organizations, executors, administrators, trustees, custodians or the like. Transfers of shares are subject to the same requirements. A signature guarantee is not required for redemptions of $10,000 or less, requested by and payable to all stockholders of record for an account, to be sent to the address of record. The signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union, national securities exchange or savings association. The Investment Manager reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future. To avoid delay in redemption or transfer, stockholders having questions should contact the Investment Manager.

     The Articles of Incorporation of Security Equity Fund provide that the Board of Directors, without the vote or consent of the stockholders, may adopt a plan to redeem at net asset value all shares in any stockholder account in which there has been no investment (other than the reinvestment of income dividends or capital gains distributions) for the last six months and in which there are fewer than 25 shares or such fewer number of shares as may be specified by the Board of Directors. Any plan of involuntary redemption adopted by the Board of Directors shall provide that the plan is in the economic best interests of the Fund or is necessary to reduce disproportionately burdensome expenses in servicing stockholder accounts. Such plan shall further provide that prior notice of at least six months shall be given to a stockholder before involuntary redemption, and that the stockholder will have at least six months from the date of the notice to avoid redemption by increasing his or her account to at least the minimum number of shares established in the Articles of Incorporation, or such fewer shares as are specified in the plan.

     When investing in the Funds, stockholders are required to furnish their tax identification number and to state whether or not they are subject to withholding for prior underreporting, certified under penalties of perjury as prescribed by the Internal Revenue Code. To the extent permitted by law, the redemption proceeds of stockholders who fail to furnish this information will be reduced by $50 to reimburse for the IRS penalty imposed for failure to report the tax identification number on information reports.

     Payment in cash of the amount due on redemption, less any applicable deferred sales charge, for shares redeemed will be made within seven days after tender, except that the Funds may suspend the right of redemption during any period when trading on the New York Stock Exchange is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission. When a redemption request is received, the redemption proceeds are deposited into a redemption account established by the Distributor and the Distributor sends a check in the amount of redemption proceeds to the stockholder. The Distributor earns interest on the amounts maintained in the redemption account. Conversely, the Distributor causes payments to be made to the Funds in the case of orders for purchase of Fund shares before it actually receives federal funds.

     The Funds have committed themselves to pay in cash all requests for redemptions by any stockholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period.

     In addition to the foregoing redemption procedure, the Funds repurchase shares from broker-dealers at the price determined as of the close of business on the day such offer is confirmed. The Distributor has been authorized, as agent, to make such repurchases for the Funds' account. Dealers may charge a commission on the repurchase of shares.

     The repurchase or redemption of shares held in a tax-qualified retirement plan must be effected through the trustee of the plan and may result in adverse tax consequences. (See "Retirement Plans," page 58.)

     At various times the Funds may be requested to redeem shares for which they have not yet received good payment. Accordingly, the Funds may delay the mailing of a redemption check until such time as they have assured themselves that good payment (e.g., cash or certified check on a U.S. bank) has been collected for the purchase of such shares.

TELEPHONE REDEMPTIONS

     A stockholder may redeem uncertificated shares in amounts up to $10,000 by telephone request, provided the stockholder has completed the Telephone Redemption section of the application or a Telephone Redemption form which may be obtained from the Investment Manager. The proceeds of a telephone redemption will be sent to the stockholder at his or her address as set forth in the application or in a subsequent written authorization with a signature guarantee. Once authorization has been received by the Investment Manager, a stockholder may redeem shares by calling the Funds at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Redemption requests received by telephone after the close of the New York Stock Exchange (normally 3:00 p.m. Central time) will be treated as if received on the next business day. Telephone redemptions are not accepted for IRA and 403(b)(7) accounts. A stockholder who authorizes telephone redemptions authorizes the Investment Manager to act upon the instructions of any person identifying themselves as the owner of the account or the owner's broker. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting a redemption by telephone provide the account registration and number, the owner's tax identification number, and the dollar amount or number of shares to be redeemed, and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any redemption request provided that the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by the Investment Manager or the Funds.

     During  periods  of  severe  market  or  economic   conditions,   telephone
redemptions  may  be  difficult  to  implement  and  stockholders   should  make
redemptions by mail as described under "How to Redeem Shares," page 49.

HOW TO EXCHANGE SHARES

     Pursuant to arrangements with the Distributor and with Security Cash Fund, stockholders of the Funds may exchange their shares for shares of another of the Funds, for shares of the other mutual funds distributed by the Distributor or for shares of Security Cash Fund at net asset value. The other mutual funds currently distributed by the Distributor currently include Security Corporate Bond, Limited Mautrity Bond, U.S. Government, High Yield, Emerging Markets Total Return, Global Asset Allocation, Global High Yield and Tax-Exempt Funds. Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale.

     Class A and Class B shares of the Funds may be exchanged for Class A and Class B shares, respectively, of another Fund distributed by the Distributor or for shares of Security Cash Fund, a money market fund that offers a single class of shares. Any applicable contingent deferred sales charge will be imposed upon redemption and calculated from the date of the initial purchase without regard to the time shares were held in Security Cash Fund. Such transactions generally have the same tax consequences as ordinary sales and purchases. No service fee is presently imposed on such an exchange. They are not tax-free exchanges.

     Exchanges are made promptly upon receipt of a properly completed Exchange Authorization form and (if issued) share certificates in good order for transfer. If the stockholder is a corporation, partnership, agent, fiduciary or surviving joint owner, additional documentation of a customary nature, such as a stock power and guaranteed signature, will be required. (See "How to Redeem Shares," page 49.)

     This privilege may be changed or discontinued at any time at the discretion of the management of the Funds upon 60 days' notice to stockholders. It is contemplated, however, that the privilege will be extended in the absence of objection by regulatory authorities and provided shares of the respective companies are available and may be legally sold in the jurisdiction in which the stockholder resides. A current prospectus of the Fund into which an exchange is made will be given each stockholder exercising this privilege.

EXCHANGE BY TELEPHONE

     To exchange shares by telephone, a shareholder must have completed either the Telephone Exchange section of the application or a Telephone Transfer
Authorization form which may be obtained from the Investment Manager. Authorization must be on file with the Investment Manager before exchanges may be made by telephone. Once authorization has been received by the Investment Manager, a stockholder may exchange shares by telephone by calling the Funds at
(800) 888-2461, extension 3127 on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received after the close of the New York Stock Exchange (normally 3:00 p.m. Central time) will be treated as if received on the next business day. Shares which are held in certificate form may not be exchanged by telephone.

     The telephone exchange privilege is only permitted between accounts with identical registration. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting an exchange by telephone provide the account registration and number, the tax identification number, the dollar amount or number of shares to be exchanged, and the names of the Security Funds from which and into which the exchange is to be made, and such instructions must be received on a recorded line. Neither the Funds, the Investment Manager nor the Distributor will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request provided the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone exchanges may bear the risk of loss in the event of a fraudulent or unauthorized request. This telephone exchange privilege may be changed or discontinued at any time at the discretion of the management of the Funds. In particular, the Funds may set limits on the amount and frequency of such exchanges, in general or as to any individual who abuses such privilege.

DIVIDENDS AND TAXES

     It is each Fund's policy to pay dividends from net investment income as from time to time declared by the Board of Directors, and to distribute realized capital gains (if any) in excess of any capital losses and capital loss carryovers, at least once a year. Because Class A shares of the Funds bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B shares of the Funds bear such costs through a higher distribution fee, expenses attributable to Class B shares, generally, will be higher and as a result, income distributions paid by the Funds with respect to Class B shares generally will be lower than those paid with respect to Class A shares. Because the value of a share is based directly on the amount of the net assets rather than on the principle of supply and demand, any distribution of capital gains or payment of an income dividend will result in a decrease in the value of a share equal to the amount paid. All such dividends and distributions are automatically reinvested on the payable date in shares of the Funds at net asset value as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless the Investment Manager is previously notified in writing by the stockholder that such dividends or distributions are to be received in cash. A stockholder may request that such dividends or distributions be directly deposited to the stockholder's bank account. A stockholder who elected not to reinvest dividends or distributions paid with respect to Class A shares may, at any time within 30 days after the payment date, reinvest a dividend check without imposition of a sales charge.

     For federal income tax purposes, dividends paid by the Funds from net investment income may qualify for the corporate stockholder's dividends received deduction to the extent the Funds designate the amount distributed as a qualified dividend. The aggregate amount designated as a qualified dividend by the Funds cannot exceed the aggregate amount of dividends received by the Funds from domestic corporations for the taxable year. The corporate dividends received deduction will be limited if the shares with respect to which the dividends are received are treated as debt-financed or are deemed to have been held less than 46 days. In addition, a corporate stockholder must hold Fund shares for at least 46 days to be eligible to claim the dividends received deduction. All dividends from net investment income, together with distributions of any realized net short-term capital gains, whether paid direct to the stockholder or reinvested in shares of the Funds, are taxable as ordinary income.

     Stockholders will report as long-term capital gains income any realized net long-term capital gains in excess of any capital loss carryover which is distributed to them and designated by the Fund as a capital gain dividend, whether or not reinvested in the Fund, and regardless of the period of time such shares have been owned by the stockholders. Advice as to the tax status of each year's dividends and distributions will be mailed annually. At March 31, 1997, Social Awareness Fund had accumulated net realized losses on sales of investments of $103,870.

     A purchase of shares shortly before payment of a dividend or distribution is disadvantageous because the dividend or distribution to the purchaser has the effect of reducing the per share net asset value of the shares by the amount of the dividends or distributions. In addition, all or a portion of such dividends or distributions (although in effect a return of capital) may be taxable.

     Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

     To qualify as a regulated investment company, each Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months (namely (a) stock or securities, (b) options, futures and forward contracts (other than those on foreign currencies), and (c) foreign currencies (including options, futures, and forward contracts on such currencies) not directly related to a Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks and securities)); (iii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and

(b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iv) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year. The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

     Certain requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

     A Fund qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

     Generally, regulated investment companies, like the Fund, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution is treated as paid on December 31 of the calendar year if it is declared by a Series in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     If, as a result of exchange controls or other foreign laws or restrictions regarding repatriation of capital, a Fund were unable to distribute an amount equal to substantially all of its investment company taxable income (as determined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of a Fund to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies in making tax-related computations. Thus, if a Fund were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties).

     Generally,  gain or loss  realized  upon the sale or  redemption  of shares
(including the exchange of shares for shares of another fund) will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares have been held for more than one year. Investors should be aware that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the shareholder with respect to such shares. In addition, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of, such as pursuant to the reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Under certain circumstances, the sales charge incurred in acquiring Class A shares of the Funds may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies in circumstances when shares of the Fund are exchanged within 90 days after the date they were purchased and new shares in a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as an amount paid for the new shares.

     The Funds are required by law to withhold 31% of taxable dividends and distributions to shareholders who do not furnish their correct taxpayer identification numbers, or are otherwise subject to the backup withholding provisions of the Internal Revenue Code.

     Each series of Security Equity Fund will be treated separately in determining the amounts of income and capital gains distributions. For this purpose, each series will reflect only the income and gains, net of losses of that series.

     PASSIVE FOREIGN INVESTMENT COMPANIES. Some of the Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over a period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

     A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market a Fund's PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would be eliminated, but a Fund could, in limited circumstances, incur nondeductible interest charges. A Fund's intention to qualify annually as a regulated investment company may limit the Fund's elections with respect to PFIC stock.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

     OPTIONS, FUTURES AND FORWARD CONTRACTS AND SWAP AGREEMENTS. Certain options, futures contracts, and forward contracts in which a Fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

     Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

     Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The Funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected.

     The requirements applicable to a Fund's qualification as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

     FOREIGN TAXATION. Income received by a Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

     FOREIGN CURRENCY TRANSACTIONS. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that a Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     OTHER TAXES. The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in a Fund. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Depending upon the nature and extent of a Fund's contacts with a state or local jurisdiction, the Fund may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

ORGANIZATION

     The Articles of Incorporation of each Fund provide for the issuance of an indefinite number of shares of common stock in one or more classes or series. Security Equity Fund has authorized capital stock of $.25 par value and currently issues its shares in six series, Equity Fund, Global Fund, Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund. The shares of each series of Security Equity Fund represent a pro rata beneficial interest in that series' net assets and in the earnings and profits or losses derived from the investment of such assets. Growth and Income and Ultra Funds have not issued shares in any additional series at the present time. Growth and Income and Ultra Funds each have authorized capital stock of $1.00 par value and $.50 par value, respectively.

     Each of the Funds currently issues two classes of shares which participate proportionately based on their relative net asset values in dividends and distributions and have equal voting, liquidation and other rights except that
(i) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time, are borne solely by each class; (ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class; (iii) each class has different exchange privileges; and (iv) each class has a different designation. When issued and paid for, the shares will be fully paid and nonassessable by the Funds. Shares may be exchanged as described under "How to Exchange Shares," page 51, but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable and have cumulative voting privileges for the election of directors.

     On certain matters, such as the election of directors, all shares of the Series of Security Equity Fund, Equity Fund, Global Fund, Asset Allocation Fund, Social Awareness Fund, Value Fund and Small Company Fund, vote together, with each share having one vote. On other matters affecting a particular series, such as the investment advisory contract or the fundamental policies, only shares of that series are entitled to vote, and a majority vote of the shares of that series is required for approval of the proposal.

     The Funds do not generally hold annual meetings of stockholders and will do so only when required by law. Stockholders may remove directors from office by vote cast in person or by proxy at a meeting of stockholders. Such a meeting will be called at the written request of 10% of a Fund's outstanding shares.

LEGAL PROCEEDINGS

     Ultra Fund has been named as a class defendant in an adversary proceeding filed on March 14, 1995 in a pending bankruptcy, captioned IN RE: INTEGRA REALTY RESOURCES, INC., INTEGRA-A HOTEL AND RESTAURANT COMPANY, AND BHC OF DENVER, INC., United States Bankruptcy Court for the District of Colorado. The adversary proceeding was brought by Jeffrey A. Weinman, as Trustee for the Integra
Unsecured Creditors against the principal defendant Fidelity Capital Appreciation Fund and over 6,000 other class defendants, including the Ultra Fund. The Trustee alleges that the defendants, former shareholders of Integra Realty Resources, Inc., improperly received a distribution of Integra's assets in December 1988 when Integra distributed all of the shares of its subsidiary, ShowBiz Pizza Time, to its shareholders, leaving insufficient resources for Integra to continue to operate to the detriment of the Integra Unsecured Creditors. Ultra Fund has been advised that its maximum exposure in the lawsuit should be less than $361,000.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

     UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri, acts as the custodian for the portfolio securities of Growth and Income Fund, Equity Fund, Social Awareness Fund, Value Fund, Small Company Fund and Ultra Fund. Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, New York 11245 acts as custodian for the portfolio securities of Global and Asset Allocation Funds, including those held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC. Security Management Company, LLC acts as the Funds' transfer and dividend-paying agent.

INDEPENDENT AUDITORS

     The firm of Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri, has been selected by the Funds' Board of Directors to serve as the Funds' independent auditors, and as such, the firm will perform the annual audit of the Funds' financial statements.

PERFORMANCE INFORMATION

     The Funds may, from time to time, include performance information in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements or sales literature may be expressed as average annual total return or aggregate total return.

     Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Funds over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                                 P(1 + T)n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of the maximum initial sales load of 5.75% in the case of quotations of performance of Class A shares or the applicable contingent deferred sales charge in the case of quotations of performance of Class B shares and a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

     For the 1-, 5- and 10-year periods ended September 30, 1996, respectively, the average annual total return of Class A shares of Growth and Income Fund was 13.45%, 8.78% and 9.00%. For the 1-year period ended September 30, 1996, the average annual total return of Class B shares of Growth and Income Fund was 14.01%. For the period October 19, 1993 (date of inception) to September 30, 1996, the average annual total return for Class B shares of Growth and Income Fund was 8.55%.

     For the 1-, 5- and 10-year periods ended September 30, 1996, respectively, the average annual total return of Class A shares of Equity Fund was 17.71%, 15.70% and 15.24%. For the 1-year period ended September 30, 1996, the average annual total return of Class B shares of Equity Fund was 18.57%. For the period October 19, 1993 (date of inception) to September 30, 1996, the average annual total return for Class B shares of Equity Fund was 15.58%.

     For the 1-year period ended September 30, 1996, the average annual total return of Class A shares of Global Fund was 10.94%. For the period October 5, 1993 (date of inception) to September 30, 1996, the average annual total return of Class A shares of Global Fund was 7.33%. For the 1-year period ended September 30, 1996, the average annual total return of Class B shares of Global Fund was 11.57%. For the period October 19, 1993 (date of inception) to September 30, 1996, the average annual total return of Class B shares of Global Fund was 7.88%.

     For the 1-, 5- and 10-year periods ended September 30, 1996, respectively, the average annual total return of Class A shares of Ultra Fund was 8.73%, 10.61% and 6.70%. For the 1-year period ended September 30, 1996, the average annual total return of Class B shares of Ultra Fund was 8.81%. For the period October 19, 1993 (date of inception) to September 30, 1996, the average annual total return for Class B shares of Ultra Fund was 8.56%.

     For the 1-year period ended September 30, 1996 the average annual total return of Class A and Class B shares of Asset Allocation Fund was 3.69% and 3.97%, respectively. For the period June 1, 1995 (date of inception) through September 30, 1996, the average annual total return of Class A and Class B shares of Asset Allocation Fund was 6.88% and 7.71%, respectively.

     For the period November 4, 1996 (date of inception) to March 31, 1997, the average annual total return of Class A and Class B shares of Social Awareness Fund was -22.3% and -21.4%, respectively.


     For the period May 1, 1997 (date of inception) to August 31, 1997, the average annual total return of Class A and Class B shares of Value Fund was 53.56% and 60.56%, respectively.


     Quotations of aggregate total return will be calculated for any specified period pursuant to the following formula:

                                   ERV - P = T
                                   -----------
                                        P

(where P = a hypothetical initial payment of $1,000, T = the total return, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will assume that all dividends and distributions are reinvested when paid. The Funds may, from time to time, include quotations of aggregate total return that do not reflect deduction of the sales load. The sales load, if reflected, would reduce the total return.

     The aggregate total return on an investment made in Class A shares of Growth and Income Fund, Equity Fund and Ultra Fund calculated as described above for the period from September 30, 1986 through September 30, 1996 was 136.82%, 313.00% and 91.27%, respectively. Aggregate total return on an investment made in Class A shares of Global Fund calculated as described above for the period October 1, 1993 through September 30, 1996 was 23.66%. Aggregate total return on an investment made in Class B shares of Growth and Income, Equity, Global and Ultra Funds calculated as described above for the period October 19, 1993 through September 30, 1996 was 27.40%, 53.31%, 25.07% and 27.42%, respectively.
Aggregate total return made on an investment made in Class A and Class B shares of Asset Allocation Fund calculated as described above for the period June 1, 1995 through September 30, 1996 was 9.29% and 10.42%, respectively. Aggregate total return on an investment made in Class A and Class B shares of Social Awareness Fund calculated as described above for the period November 4, 1996 (date of inception) to March 31, 1997 was -4.4% and -4.7%, respectively. Aggregate total return on an investment made in Class A and Class B shares of Value Fund calculated as described above for the period May 1, 1997 (date of inception) to August 31, 1997, was 15.55% and 17.30%, respectively. These figures reflect deduction of the maximum sales load. Performance information is not yet available for Small Cap Fund as it did not begin operations until October of 1997.

     In addition, quotations of total return will also be calculated for several consecutive one-year periods, expressing the total return as a percentage increase or decrease in the value of the investment for each year relative to the ending value for the previous year.

     Quotations of average annual total return and aggregate total return will reflect only the performance of a hypothetical investment in the Funds during the particular time period shown. Such quotations for the Funds will vary based on changes in market conditions and the level of the Funds' expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its average annual total return or aggregate total return to current or prospective shareholders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Each Fund will include performance data for both Class A and Class B Shares of the Fund in any advertisement or report including performance data of the Fund. Such mutual fund rating services include the following: Lipper Analytical Services; Morningstar, Inc.; Investment Company Data; Schabacker Investment Management; Wiesenberger Investment Companies Service; Computer Directions Advisory (CDA); and Johnson's Charts. Such
unmanaged indexes include the following: S&P 500; the Dow Jones Industrial Average; NASDAQ 100 and NASDAQ 200; Russell 2000 and Russell 2500; the Wilshire 1750 and Wilshire 4500; and the Domini Social Index. When comparing the Funds' performance with that of other alternatives, investors should understand that shares of the Funds may be subject to greater market risks than are certain other types of investments.

RETIREMENT PLANS

     The Funds offer tax-qualified retirement plans for individuals (Individual Retirement Accounts, known as IRAs), several prototype retirement plans for the self-employed (Keogh plans), pension and profit-sharing plans for corporations, and custodial account plans for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Internal Revenue Code. Actual documents and detailed materials about the plans will be provided upon request to the Distributor.

     Purchases of the Funds' shares under any of these plans are made at the public offering price next determined after contributions are received by the Distributor. The Funds' shares owned under any of the plans have full dividend, voting and redemption privileges. Depending on the terms of the particular plan, retirement benefits may be paid in a lump sum or in installment payments over a specified period. There are possible penalties for premature distributions from such plans.

     Security Management Company, LLC is available to act as custodian for the plans on a fee basis. For IRAs, SIMPLE IRAs, Section 403(b) Retirement Plans, and Simplified Employee Pension Plans (SEPPs), service fees for such custodial services currently are: (1) $10 for annual maintenance of the account and (2) benefit distribution fee of $5 per distribution. Service fees for other types of plans will vary. These fees will be deducted from the plan assets. Optional supplemental services are available from Security Benefit Life Insurance Company for additional charges.

     Retirement investment programs involve commitments covering future years. It is important that the investment objectives and structure of the Funds be considered by the investors for such plans. A brief description of the available tax-qualified retirement plans is provided below. However the tax rules applicable to such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, no attempt is made to provide more than general information about the various types of qualified plans.

     Investors are urged to consult their own attorneys or tax advisers when considering the establishment and maintenance of any such plans.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

     Individual Retirement Account Custodial Agreements are available to provide investment in shares of the Funds or in other Funds in the Security Group. An individual may initiate an IRA through the Underwriter by executing the custodial agreement and making a minimum initial investment of at least $100. A $10 annual fee is charged for maintaining the account.

     An individual may make a contribution to an IRA each year of up to the lesser of $2,000 or 100% of earned income under current tax law. Spousal IRAs allow an individual and his or her spouse to contribute up to $2,000 to their respective IRAs so long as a joint tax return is filed and joint income is $4,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of $2,000 or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $2,000 or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA.

     Deductions for IRA contributions are limited for taxpayers who are covered by an employer-sponsored retirement plan. However, these limitations do not apply to a single taxpayer with adjusted gross income of $25,000 or less or married taxpayers with adjusted gross income of $40,000 or less (if they file a joint tax return). Taxpayers with adjusted gross income less than $10,000 in excess of these amounts may deduct a portion of their IRA contributions. The nondeductible portion is calculated by reference to the amount of the taxpayer's income above $25,000 (single) or $40,000 (married) as a percentage of $10,000.

     Contributions must be made in cash no later than April 15 following the close of the tax year. No annual contribution is permitted for the year in which the investor reaches age 70 1/2 or any year thereafter.

     In addition to annual contributions, total distributions and certain partial distributions from certain employer-sponsored retirement plans may be eligible to be reinvested into an IRA if the reinvestment is made within 60 days of receipt of the distribution by the taxpayer. Such rollover contributions are not subject to the limitations on annual IRA contributions described above.

SIMPLE IRAS

     The Small Business Job Protection Act of 1996 created a new retirement plan, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE Plans). SIMPLE Plan participants must establish a SIMPLE IRA into which plan contributions will be deposited.

     The Investment Manager makes available SIMPLE IRAs to provide investment in shares of the Funds. Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions. Contributions must be made in cash and cannot exceed the maximum amount allowed under the Internal Revenue Code. On a pre-tax basis, up to $6,000 of compensation (through salary deferrals) may be contributed to a SIMPLE IRA. In addition, employers are required to make either
(1) a dollar-for-dollar matching contribution or (2) a nonelective contribution to each participant's account each year. In general, matching contributions must equal up to 3% of compensation, but under certain circumstances, employers may make lower matching contributions. Instead of the match, employers may make a nonelective contribution equal to 2% of compensation (compensation for purposes of any nonelective contribution is limited to $160,000, as indexed).

     Distributions from a SIMPLE IRA are (1) taxed as ordinary income; (2) includable in gross income; and (3) subject to applicable state tax laws.

     Distributions prior to age 59 1/2 may be subject to a 10% penalty tax which increases to 25% for distributions made before a participant has participated in the SIMPLE Plan for at least two years. An annual fee of $10 is charged for maintaining the SIMPLE IRA.

PENSION AND PROFIT-SHARING PLANS

     Prototype   corporate   pension  or   profit-sharing   plans   meeting  the
requirements of Internal Revenue Code Section 401(a) are available. Information concerning these plans may be obtained from the Distributor.

403(B) RETIREMENT PLANS

     Employees of public school systems and tax-exempt organizations meeting the requirements of Internal Revenue Code Section 501(c)(3) may purchase shares of the Funds or of the other Funds in the Security Group under a Section 403(b) Plan. Section 403(b) Plans are subject to numerous restrictions on the amount that may be contributed, the persons who are eligible to participate and on the time when distributions may commence.

SIMPLIFIED EMPLOYEE PENSION PLANS (SEPPS)

     A prototype SEPP is available for corporations, partnerships or sole proprietors desiring to adopt such a plan for purchases of IRAs for their employees. Employers establishing a SEPP may contribute a maximum of $30,000 a year to an IRA for each employee. This maximum is subject to a number of limitations.

FINANCIAL STATEMENTS


     The audited financial statements of the Funds (except Social Awareness Fund and Value Fund), which are contained in the Funds' September 30, 1996 Annual Report, the unaudited financial statements of the Funds which are contained in the Funds' March 31, 1997 Semiannual Report, the unaudited financial statements of Social Awareness Fund for the period November 4, 1996 (date of inception) to March 31, 1997, and the unaudited financial statements of Value Fund for the period May 1, 1997 (date of inception) to August 31, 1997, are incorporated herein by reference. Copies of the Annual Report, Semiannual Report and unaudited financial statements of Social Awareness Fund and Value Fund are provided to every person requesting a Statement of Additional Information.

                                   APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

     AAA - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - The rating C is reserved for income bonds on which no interest is being paid.

     D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

                                   APPENDIX B

REDUCED SALES CHARGES

CLASS A SHARES

     Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Funds alone or in combination with Class A shares of certain other Security Funds.

     For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention (also referred to as a "Letter of Intent"), the term "Purchaser" includes the following persons: an individual, his or her spouse and children under the age 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION

     A Purchaser may combine all previous purchases with his or her contemplated current purchases of Class A Shares of a Fund, for the purpose of determining the sales charge applicable to the current purchase. For example, an investor who already owns Class A shares of a Fund either worth $30,000 at the applicable current offering price or purchased for $30,000 and who invests an additional $25,000, is entitled to a reduced front-end sales charge of 4.75% on the latter purchase. The Underwriter must be notified when a sale takes place which would qualify for the reduced charge on the basis of previous purchases subject to confirmation of the investor's holding through the Fund's records. Rights of accumulation apply also to purchases representing a combination of the Class A shares of the Funds, Security Income Fund or Security Tax-Exempt Fund in those states where shares of the Fund being purchased are qualified for sale.

STATEMENT OF INTENTION

     A Purchaser may sign a Statement of Intention, which may be signed within 90 days after the first purchase to be included thereunder, in the form provided by the Underwriter covering purchases of Class A shares of the Funds, Security Income Fund or Security Tax-Exempt Fund to be made within a period of 13 months (or a 36-month period for purchases of $1 million or more) and thereby become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Five percent of the amount specified in the Statement of Intention will be held in escrow shares until the Statement is completed or terminated. The shares so held may be redeemed by the Funds if the investor is required to pay additional sales charges which may be due if the amount of purchases made by the Purchaser during the period the Statement is effective is less than the total specified in the Statement of Intention.

     A Statement of Intention may be revised during the 13-month period (or a 36-month period for purchases of $1 million or more). Additional Class A shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges. The Statement is not a binding obligation upon the investor to purchase or any Fund to sell the full indicated amount. A Statement of Intention form may be obtained from the Funds. An investor considering signing such an agreement should read the Statement of Intention carefully.

REINSTATEMENT PRIVILEGE

     Stockholders who redeem their Class A shares of the Funds have a one-time privilege (1) to reinstate their accounts by purchasing shares without a sales charge up to the dollar amount of the redemption proceeds, or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase Class A shares of another of the Funds, Security Income Fund and Security Tax-Exempt Fund, without a sales charge up to the dollar amount of the redemption proceeds. Written notice and a check in the amount of the reinvestment from eligible stockholders wishing to exercise this reinstatement privilege must be received by a fund within 30 days after the redemption request was received (or such longer period as may be permitted by rules and regulations promulgated under the Investment Company Act of 1940). The reinstatement or exchange will be made at the net asset value next determined after the reinvestment is received by the Fund. Stockholders making use of the reinstatement privilege should note that any gains realized upon the redemption will be taxable while any losses may be deferred under the "wash sale" provision of the Internal Revenue Code.

SECURITY FUNDS

ANNUAL REPORT

SEPTEMBER 30, 1996

*  SECURITY GROWTH AND INCOME FUND
*  SECURITY EQUITY FUND
   -  EQUITY SERIES
   -  GLOBAL SERIES
   -  ASSET ALLOCATION SERIES
*  SECURITY ULTRA FUND



[SDI LOGO]

PRESIDENT'S COMMENTARY
--------------------------------------------------------------------------------
NOVEMBER 15, 1996

SECURITY FUNDS

To Our Shareholders:

The fiscal year completed September 30 has been another very rewarding period for equity investors. The Dow Jones Industrial Average increased 23.54% in the past twelve months, the Standard & Poor's 500 gained 20.32%, and the Russell 2000 Index was up 12.83%. Your equity portfolios in the Security Funds family all turned in excellent performances, with double-digit total returns.

ECONOMIC CONTRIBUTIONS TO EQUITY PERFORMANCE

The leading contributor to strong markets this fiscal year was moderate but stable growth of the economy in an environment marked by the absence of accelerating inflation. Moreover, the global inflation story was positive as well, with declining rates of inflation in most of the world's major economies. This was a powerful contributor to global economic growth and interest rate stability throughout the year. Such a climate is extremely favorable for corporate earnings.

A second factor encouraging equity growth was productivity improvement. As the technological revolution has progressed, both workers and plant assets have been employed more efficiently and costs have been reduced. This has generated uninterrupted growth in corporate earnings and accordingly, equity market growth.

A CORRECTION MAY BE IN THE CARDS

As the next fiscal year unfolds, we expect some changes to develop in the economic picture. An economic slowdown, while not necessarily inevitable, may take place in the second half of 1997 that might be sufficient to produce a short-lived consumer recession. This would be accompanied by declining corporate profits and the possibility of a correction in stock prices.

                           [PHOTO OF JOHN CLELAND]
                            JOHN CLELAND, PRESIDENT

We expect, however, that the correction would be short in time. In our view, the globalization of the world's economy makes it unlikely that any one country's economic contraction would last very long. Many companies in Europe and Asia are early in their productivity improvement processes. Competitiveness, as well as earnings which are global in nature, will keep companies worldwide working hard at cost efficiency and earnings growth.

OUR VIEW OF THE LONG TERM

Volatility remains the constant companion of equity investors. Because of ever-growing liquidity in the financial markets, traders can more rapidly respond to reports of all kinds, moving markets oftentimes in wide swings. However, long-term investors are able to step back and view the broader upward trends in the market indexes without overreacting to daily changes.

We believe that the long-term bull market for financial assets remains intact. The world in general is at peace with the United States, the only surviving global superpower. This continues to provide a positive outlook for financial markets as we approach the dawn of the twenty-first century.

As always, we are pleased that you have chosen us to manage your investments. We invite your questions or comments at any time.

Sincerely,

JOHN CLELAND

John Cleland
President

--------------------------------------------------------------------------------

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
NOVEMBER 15, 1996

SECURITY GROWTH AND INCOME FUND

To Our Shareholders:

At the close of the fiscal year completed September 30 we look back with surprise at the strength of the market. A year ago we felt that corporate earnings in 1996 would slow, in turn limiting the stock market to a modest upside movement. Instead earnings remained strong even in the face of rising interest rates, and the stock markets reached record highs. Your Growth and Income Fund returned 20.31% for the year, topping last year's return and paralleling the 20.32% gain for the Standard & Poor's 500 Index.*

CONTRIBUTORS TO STRONG PERFORMANCE

The greatest exposure in the portfolio was to companies with high quality, consistently above-average earnings and low economic sensitivity. Our analytical efforts paid off as we worked to identify good earnings prospects. Many, such as Walgreens Company, a chain of retail drug stores, were in the consumer nondurable goods sector and had low economic sensitivity.

Issues including Smithkline Beecham PLC ADR and Merck & Company, Inc. in the health care industry generated solid earnings as they felt little impact from rising interest rates. Albertson's, Inc., a food retailer, also was a strong performer, showing very little sensitivity to a moderating economy.

Even though the technology sector was more volatile than many other areas, a strong-performing stock in the portfolio was Microsoft Corporation, increasing over 65% since purchase in early 1996. Another outstanding performer was U.S. Industries, Inc., a manufacturing and distribution conglomerate, which posted a 75% gain in its stock price since we added it to our holdings.

THE FIXED INCOME PORTION OF THE PORTFOLIO

Consistently throughout the fiscal year about 20% of the fund's portfolio was invested in high yield bonds. This portion contained both BB and B-rated issues, Standard & Poor's two highest rating categories in the high yield area of the fixed income market. Companies in these rating categories exhibit stronger balance sheets than their lower-rated counterparts, and generally will hold their value better in the event of an economic slowdown.

Corporate buyouts played a substantial part in the total return contribution of the bond holdings. Cable television operator Continental Cablevision was purchased by U.S. West, Inc., a telecommunications service provider. Because U.S. West was rated higher, our Continental Cablevision bonds benefitted from an upgrade after the purchase. A similar situation in the finance industry involved Keystone Group, a mutual fund company, and its acquiror, a bank holding company called First Union Corporation. The perception that Keystone will soon be upgraded to First Union's ranking drove the price upward.

             [PHOTO OF THE SECURITY MANAGEMENT GROWTH-INCOME TEAM]
                  THE SECURITY MANAGEMENT GROWTH-INCOME TEAM:
                (L-R) CHUCK LAUBER, TERRY MILBERGER, TOM SWANK,
                      JIM SCHIER AND (SEATED) JOHN CLELAND

LOOKING AHEAD

We expect the long-awaited economic slowdown to unfold sometime in 1997. The path we pursued in 1996-focusing on stable growth companies-should continue to serve us well in that event. When economic strength resumes after this period of moderation, it is likely that we will increase our exposure to stocks of a more cyclical nature such as chemicals, paper producers, capital goods-related industries and the housing industry.

Terry Milberger
Senior Portfolio Manager

Tom Swank
Portfolio Manager

*Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOVEMBER 15, 1996

SECURITY GROWTH AND INCOME FUND

PERFORMANCE  -------------------------------------------------------------------

                  SECURITY GROWTH AND INCOME FUND VS. S&P 500

                 [LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                                                         BLENDED INDEX
                                                        OF 80% S&P 500
                                                        AND 20% LEHMAN
                                                        BROTHERS LONG BB
                   SECURITY GROWTH                         HIGH YIELD
                   AND INCOME FUND        S&P 500          BOND INDEX
        ----------------------------------------------------------------

        12/31/86       9,647.52           10,558.65        10,539
         3/31/87      11,073.61           12,811.51        12,471
         6/30/87      11,466.66           13,452.05        12,960
         9/30/87      11,765.21           14,340.79        13,608
        12/31/87       9,732.90           11,108.76        11,213
         3/31/88      10,287.69           11,639.74        11,898
         6/30/88      10,629.71           12,411.48        12,607
         9/30/88      10,482.14           12,450.80        12,732
        12/31/88      10,776.56           12,830.71        13,152
         3/31/89      11,437.43           13,738.04        13,920
         6/30/89      12,146.18           14,948.76        15,054
         9/30/89      12,714.35           16,546.27        16,427
        12/31/89      12,978.10           16,882.45        16,783
         3/31/90      12,493.36           16,371.56        16,418
         6/30/90      12,572.14           17,396.25        17,347
         9/30/90      11,978.80           15,017.92        15,365
        12/31/90      12,589.17           16,355.85        16,483
         3/31/91      13,681.07           18,723.54        18,691
         6/30/91      13,895.14           18,684.26        19,449
         9/30/91      14,645.95           19,683.96        19,743
        12/31/91      15,341.48           21,321.71        21,257
         3/31/92      15,050.76           20,786.06        20,991
         6/30/92      14,903.63           21,182.53        21,434
         9/30/92      15,329.00           21,683.89        22,092
        12/31/92      16,079.63           22,770.27        23,126
         3/31/93      16,803.06           23,758.75        24,163
         6/30/93      16,955.43           23,873.65        24,497
         9/30/93      17,721.93           24,488.58        25,191
        12/31/93      17,394.03           25,053.11        25,820
         3/31/94      16,974.35           24,111.23        24,852
         6/30/94      15,908.79           24,217.77        24,838
         9/30/94      16,368.88           25,402.86        25,888
        12/31/94      16,027.39           25,397.70        25,924
         3/31/95      16,967.16           27,864.59        28,376
         6/30/95      18,571.77           30,516.98        31,107
         9/30/95      19,683.37           32,938.57        33,285
        12/31/95      20,475.35           34,917.17        35,236
         3/31/96      21,867.19           36,787.15        36,693
         6/30/96      22,730.29           38,433.91        38,018
         9/30/96      23,681.51           39,610.93        39,196

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Growth and Income Fund on September 30, 1986, and reflects deduction of the 5.75% sales load. On September 30, 1996, the value of your investment in Class A shares of the fund (with dividends reinvested) would have grown to $23,682. By comparison, the same $10,000 investment would have grown to $39,611 based on the S&P's performance. Comparison is also made to a blend of market indexes which reflect the asset classes in which the Fund invests. The blended index consists of 80% S&P 500 and 20% Lehman Brothers Long BB High Yield Index. The same $10,000 investment in the blended index would have grown to $39,005.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                                TOP 5 HOLDINGS**
                                                         % OF
                                                      NET ASSETS
                                                      ----------
                 Monsanto Company                        1.7%
                 Oracle Corporation                      1.7%
                 American Home Products Corporation      1.7%
                 Chase Manhattan Corporation             1.6%
                 Eastman Kodak Company                   1.6%
                 **At September 30, 1996


                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1996
                                         1 year    5 years   10 years
                                         ----------------------------
           A Shares                      20.31%    10.09%     9.65%
           A Shares with sales charge    13.45%     8.78%     9.00%
           B Shares                      19.01%     9.41%      N/A
                                                 (10-19-93)
           B Shares with CDSC            14.01%     8.55%      N/A
                                                 (10-19-93)

                        ONE YEAR RETURN PARALLELS INDEX
                   A SHARES - 20.31%        S&P 500 - 20.32%


The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
NOVEMBER 15, 1996

SECURITY EQUITY FUND - EQUITY SERIES

To Our Shareholders:

The stock markets during the fiscal year completed September 30 surprised us with their strength. Your Equity Series showed outstanding growth, returning 24.90% for the year compared with the Standard & Poor's 500 Index return of 20.32%.* A year ago at this time we anticipated that corporate earnings would slow in 1996, limiting the stock market to a modest rise at best. Instead earnings remained strong despite slightly higher interest rates, and the equity markets reached record high levels.

GROWTH ORIENTATION PRODUCES EXCELLENT RETURNS

Throughout the year we have maintained a preference for growth companies. The basic portfolio mix has been heavily weighted toward firms exhibiting high quality, above-average earnings growth. For example, one of our best performers has been Safeway, Inc. a grocery retailing chain which has been restructuring to improve their expense structure. This realignment has produced increasing profit margins, resulting in a stock price that more than doubled in the past twelve months.

We have kept a large exposure to the healthcare industry, a sector which is now reaping the benefits of cost cutting and many promising new products. The stock of American Home Products Corporation has exhibited steady growth since the company purchased American Cyanamid. Investors perceive that the merger will bring cost efficiencies to the combined company which will lead to higher value. Another company in this sector, Shering-Plough Corporation, has an excellent outlook because of its new product flow.

In the highly volatile technology sector we held Microsoft Corporation stock which appreciated over 65% since we purchased it. We also maintained an overweighted position in the aerospace/defense area, including such names as Lockheed Martin Corporation and McDonnell Douglas Corporation. On the negative side, we held a lower weighting than the S&P 500 Index in banking and in the energy sector. Banks were surprisingly strong performers despite rising interest rates, and oil prices have increased much more than anticipated.

               [PHOTO OF THE SECURITY MANAGEMENT LARGE CAP TEAM]
                     THE SECURITY MANAGEMENT LARGE CAP TEAM
                  JOHN CLELAND, TERRY MILBERGER, CHUCK LAUBER

PLANS FOR THE COMING YEAR

We think our blend of growth issues and selected value stocks is unique among growth funds. We believe that over time, this combination lowers the fund's volatility while increasing the potential for strong returns. We expect to continue our same strategy over the coming months, given our outlook for a moderating economy in 1997.

We plan to maintain an emphasis on companies with above-average earnings growth, including those with exposure to foreign earnings. We think that many foreign economies have the potential to show better growth in the months ahead than the U.S. economy will generate.


Terry Milberger
Portfolio Manager


*Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOVEMBER 15, 1996

SECURITY EQUITY FUND - EQUITY SERIES

PERFORMANCE  -------------------------------------------------------------------

                       SECURITY EQUITY SERIES VS. S&P 500

                 [LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                               Equity Series          S&P 500
            ------------------------------------------------------
            12/31/86              9,821.47          10,558.65
             3/31/87             11,736.94          12,811.51
             6/30/87             12,233.07          13,452.05
             9/30/87             13,181.37          14,340.79
            12/31/87             10,238.37          11,108.76
             3/31/88             10,934.18          11,639.74
             6/30/88             11,331.79          12,411.48
             9/30/88             11,754.25          12,450.80
            12/31/88             12,200.27          12,830.71
             3/31/89             13,219.09          13,738.04
             6/30/89             14,543.55          14,948.76
             9/30/89             16,632.11          16,546.27
            12/31/89             15,953.97          16,882.45
             3/31/90             15,518.86          16,371.56
             6/30/90             16,505.10          17,396.25
             9/30/90             13,981.48          15,017.92
            12/31/90             15,215.92          16,355.85
             3/31/91             17,827.12          18,723.54
             6/30/91             17,859.35          18,684.26
             9/30/91             18,762.00          19,683.96
            12/31/91             20,576.87          21,321.71
             3/31/92             20,823.93          20,786.06
             6/30/92             20,541.58          21,182.53
             9/30/92             20,682.76          21,683.89
            12/31/92             22,781.62          22,770.27
             3/31/93             24,177.18          23,758.75
             6/30/93             23,988.59          23,873.65
             9/30/93             25,384.15          24,488.58
            12/31/93             26,113.40          25,053.11
             3/31/94             25,179.11          24,111.23
             6/30/94             24,758.69          24,217.77
             9/30/94             25,879.83          25,402.86
            12/31/94             25,444.24          25,397.70
             3/31/95             27,917.98          27,864.59
             6/30/95             30,694.64          30,516.98
             9/30/95             33,067.42          32,938.57
            12/31/95             35,220.14          34,917.17
             3/31/96             38,068.41          36,787.15
             6/30/96             39,711.67          38,433.91
             9/30/96             41,300.13          39,610.93

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Equity Series on September 30, 1986, and reflects deduction of the 5.75% sales load. On September 30, 1996, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $41,300. By comparison, the same $10,000 investment would have grown to $39,611 based on the S&P's performance.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                                TOP 5 HOLDINGS**
                                                      % OF
                                                   NET ASSETS
                                                   ----------
         AlliedSignal, Inc.                           1.7%
         American Home Products Corporation           1.7%
         U.S. Industries, Inc.                        1.6%
         Bristol-Myers Squibb Company                 1.6%
         Chase Manhattan Corporation                  1.6%
         **At September 30, 1996


                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1996
                                               1 year    5 years   10 years
                                               ----------------------------
          A Shares                             24.90%    17.09%     15.92%
          A Shares with sales charge           17.71%    15.70%     15.24%
          B Shares                             23.57%    16.34%       N/A
                                                       (10-19-93)
          B Shares with CDSC                   18.57%    15.58%       N/A
                                                       (10-19-93)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
NOVEMBER 15, 1996

SECURITY EQUITY FUND - GLOBAL SERIES

[LEXINGTON LOGO]
SUBADVISOR - LEXINGTON MANAGEMENT CORPORATION


To Our Shareholders:

The Global Series of Security Equity Fund had an outstanding year in the fiscal year completed September 30, posting a 17.73% gain.* This compares favorably with both the 13.01% average return of its peer group and the 12.98% advance of its benchmark, the Morgan Stanley Capital International World Index.**

WORLD EQUITY MARKET PERFORMANCE

Stock markets in both Europe and North America performed well the past year while many Far Eastern markets suffered. Japan and Thailand, for example, both declined over the most recent quarter. Hong Kong, conversely, continued to post strong gains due to an improving outlook for interest rates and property prices there.

The Global Series portfolio benefitted from its overweighting in Europe. Interest sensitive stocks did well as weak economies and rising expectations for monetary union pushed interest rates lower. Our holdings in Greece and Poland also added to overall gains. The portfolio's underweighting in the United States dampened performance, however, as that market turned in strong results.

THE GLOBAL ECONOMIC PICTURE

The outlook for the global economy remains mixed. The U.S. economy is doing well with growth in the 2% to 3% range and inflation remaining subdued. Global equity markets should continue to enjoy a positive environment unless U.S. growth and inflation accelerate, forcing global bond yields higher. The U.S. stock market looks less appealing than those overseas due to an anemic profit outlook combined with high prices for stocks.

      [PHOTO OF RICHARD SALER]                     [PHOTO OF ALAN WAPNICK]
           RICHARD SALER                                ALAN WAPNICK
         PORTFOLIO MANAGER                           PORTFOLIO MANAGER

European communities are struggling to maintain any growth at all. Governments are attempting to reduce budget deficits in order to qualify for European
Monetary Union membership. This fiscal drag, along with double digit unemployment rates, is keeping growth to a minimum. Equity investors are benefitting from several factors. Because inflation remains low and deficits are being cut, interest rates continue to fall, propelling stock prices to record highs in many European markets. The European profit outlook is excellent as companies are aggressively cutting costs to improve competitiveness.

The Japanese economy has finally emerged from recession, but with government fiscal stimulus slowing and a planned 2% increase in consumption taxes, the outlook going forward is muted. Most Japanese companies continue to be managed for the worker rather than the shareholder, reducing their long-term attractiveness.

LOOKING FORWARD INTO 1997

We believe European stocks will continue to look attractive because interest rates should remain low for some time. Profits should continue to expand rapidly in many companies undergoing restructuring, as cost cutting will provide several years of margin expansion. The outlook for European monetary union has improved, and several sectors and countries will benefit from this.

Japanese stocks are less exciting. Because of a subdued long-term profit outlook, their future remains cloudy. We believe that profits will surprise positively only if the yen continues to decline. In the emerging markets, Poland provides favorable opportunities. Greece is attractive also because of low equity valuations and the potential for falling interest rates if the newly elected government succeeds in bringing down the budget deficit. We feel that U.S. equities may underperform given their high valuations currently and the potential for profit disappointments.


Richard Saler and Alan Wapnick
Portfolio Managers


*Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

**Peer group performance information based on data provided by Lipper Analytical Services, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOVEMBER 15, 1996

SECURITY EQUITY FUND - GLOBAL SERIES

PERFORMANCE  -------------------------------------------------------------------

                   SECURITY GLOBAL SERIES VS. MORGAN STANLEY
                       CAPITAL INTERNATIONAL WORLD INDEX

                 [LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                              Global Series         MSCI
                   ------------------------------------------
                   12/93         9,745.28          9,899.23
                    3/94         9,773.58          9,971.48
                    6/94        10,009.43         10,282.89
                    9/94        10,226.42         10,515.81
                   12/94         9,869.12         10,451.79
                    3/95         9,744.20         10,954.69
                    6/95         9,955.61         11,436.49
                    9/95        10,512.97         12,089.93
                   12/95        10,892.47         12,679.75
                    3/96        11,590.07         13,210.98
                    6/96        12,217.90         13,609.02
                    9/96        12,377.35         14,189.26

This chart assumes a $10,000 investment in Class A shares of Global Series on October 1, 1993, and reflects deduction of the 5.75% sales load. On September 30, 1996, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $12,377. By comparison, the same $10,000 investment would have grown to $14,189 based on the MSCI's performance.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                    PORTFOLIO BREAKDOWN BY COUNTRY (TOP 5)**
                                                 % OF
                                               NET ASSETS
                                               ----------
                      United States              17.9%
                      Japan                      12.8%
                      United Kingdom              8.1%
                      Germany                     6.1%
                      France                      6.0%
                      **At September 30, 1996


                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1996
                                           1 year    Since Inception
                                           ------    ---------------
         A Shares                          17.73%        9.47%
                                                       (10-1-93)
         A Shares with sales charge        10.94%        7.33%
                                                       (10-1-93)
         B Shares                          16.57%        8.75%
                                                       (10-19-93)
         B Shares with CDSC                11.57%        7.88%
                                                       (10-19-93)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

--------------------------------------------------------------------------------

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
NOVEMBER 15, 1996

SECURITY EQUITY FUND - ASSET ALLOCATION SERIES

[TEMPLETON LOGO]
[MERIDIAN INVESTMENT MANAGEMENT LOGO]
[SECURITY MANAGEMENT COMPANY, LLC LOGO]

MANAGED BY SECURITY MANAGEMENT COMPANY, LLC
RESEARCH PROVIDED BY MERIDIAN INVESTMENT MANAGEMENT CORPORATION AND TEMPLETON/FRANKLIN INVESTMENT SERVICES, INC. TEMPLETON/FRANKLIN'S
RESEARCH IS DERIVED FROM RESEARCH PROVIDED BY A THIRD PARTY WHICH IS ANALYZED AND MONITORED BY TEMPLETON/FRANKLIN.

To Our Shareholders:

The newest member of the Security Equity Fund family, the Asset Allocation Series, returned a respectable 10.01% to its shareholders in the fiscal year ended September 30.* It is difficult in years when one asset category far outperforms the others, as the U.S. stock market has done the past twelve months, to compare an allocation funds results with those of other types of portfolios. Over the longer term, however, we believe the theories of reduced risk and favorable return that spawned the asset allocation concept will reward its investors.

PERFORMANCE IN FISCAL YEAR 1996

The portfolio for the Asset Allocation Series can be divided among seven asset categories: U.S. stocks, foreign stocks, U.S. bonds, foreign bonds, real estate (through Real Estate Investment Trusts), gold stocks, and cash.** For most of the past year we have used all of these categories except gold stocks and cash. The sector allocations recommended by our outside provider of research, Meridian Investment Management Corporation, have been timely. Country recommendations in the foreign equity sector have been strong. However, certain industry choices within the U.S. equity sector have been disappointing. It appears that some of these shifts were too early. Meridian remains positive in their outlook for the industries now held in the portfolio.

ALLOCATION CHANGES SINCE MID-YEAR

Since the semiannual report was written, Meridian has recommended four allocation changes. The first, in early May, was to sell completely our position in the United Kingdom, and to sell the chemical stock portion of the U.S. equity portfolio. Proceeds from these sales were invested in Italy, raising exposure there to 5.4% of the total portfolio.

                             [PHOTO OF JANE TEDDER]
                                  JANE TEDDER
                               PORTFOLIO MANAGER

In mid-June Meridian suggested that the Fund's entire cash position (2.65% of the total portfolio) be moved into the real estate sector. They believed that yields were very attractive relative both to the sector's long-term averages and to interest rates in general. This move was followed in July by sales of holdings in the shoe and housing industries in the U.S. equity sector, reinvesting a month later in restaurant and broadcast stocks.

THOUGHTS ABOUT NEXT YEAR

Going forward, we are considering the value of increasing exposure to bonds, both in the U.S. and foreign sectors. The money would be taken from the U.S. equity sector, which may be nearing a correction as economic growth slows. The research we have been receiving from Meridian indicates that foreign equities will likely outperform U.S. stocks in coming months, especially in Italy and Germany.

From an economic standpoint, we believe the potential for rising inflation is slim. Therefore a position in gold stocks, a traditional inflation hedge, is not expected to be added.


Jane Tedder
Portfolio Manager

*Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

**Investing  in  foreign   countries  may  involve   risks,   such  as  currency
fluctuations   and  political   instability,   not  associated   with  investing
exclusively in the U.S.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOVEMBER 15, 1996

SECURITY EQUITY FUND - ASSET ALLOCATION SERIES

PERFORMANCE  -------------------------------------------------------------------

                  SECURITY ASSET ALLOCATION SERIES VS. S&P 500

                 [LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                       ASSET                               MERIDIAN
                   ALLOCATION SERIES      S&P 500        BLENDED INDEX
        -----------------------------------------------------------------
        6/30/95        9,500.47          10,277.96          10,083
        7/31/95        9,820.92          10,604.75          10,391
        8/31/95        9,811.50          10,601.17          10,348
        9/30/95        9,934.02          11,090.91          10,607
       10/31/95       10,056.55          11,035.31          10,520
       11/30/95       10,056.55          11,488.30          10,829
       12/31/95       10,158.02          11,756.45          11,109
        1/31/96       10,424.82          12,139.91          11,320
        2/29/96       10,464.34          12,224.09          11,348
        3/31/96       10,563.16          12,385.41          11,445
        4/30/96       10,770.67          12,551.95          11,599
        5/31/96       10,899.12          12,838.99          11,694
        6/30/96       10,790.43          12,941.36          11,784
        7/31/96       10,405.06          12,349.31          11,479
        8/31/96       10,592.80          12,581.65          11,640
        9/30/96       10,928.77          13,339.23          12,052

This chart assumes a $10,000 investment in Class A shares of Asset Allocation Series on June 1, 1995, and reflects deduction of the 5.75% sales load. On September 30, 1996, the value of your investment in Class A shares of the Series (with dividends reinvested) would have grown to $10,929. By comparison, the same $10,000 investment would have grown to $13,339, based on the S&P's performance. Comparison is also made to a blend of market indexes which reflect the asset classes in which the Series has invested over the past fiscal year. The blended index consists of 40% S&P 500, 5% U.S. 30-day Treasury, 20% Lehman Brothers Aggregate Bond, 25% Financial Times World Index (excluding U.S.), 10% Wilshire Real Estate Securities. The same $10,000 investment in the blended index would have grown to $12,052.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                                  ASSET MIX**
                                                       % OF
                                                    NET ASSETS
                                                    ----------
          International Equities & Equivalents        32.9%
          U. S. Equities                              34.5%
          U. S. Bonds                                 15.9%
          Real Estate                                 14.8%
          Cash & Equivalents                           1.9%
          **At September 30, 1996


                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1996
                                            1 year      Since Inception
                                            ------      ---------------
          A Shares                          10.01%          11.73%
                                                           (6-1-95)
          A Shares with sales charge         3.69%           6.88%
                                                           (6-1-95)
          B Shares                           8.97%          10.63%
                                                           (6-1-95)
          B Shares with CDSC                 3.97%           7.71%
                                                           (6-1-95)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. In addition, the investment manager is waiving a portion of the management fee for the Series. Performance figures would be lower if the maximum sales charge and advisory fee were deducted.

--------------------------------------------------------------------------------

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
NOVEMBER 15, 1996

SECURITY ULTRA FUND

To Our Shareholders:

The strength of the stock markets in the fiscal year completed September 30 has surprised us all. Small-cap and mid-cap stocks have turned in a fine performance over the year. Your Ultra Fund shares generated a 15.36% total return, strongly outperforming the 12.32% return of the fund's benchmark, the Standard & Poor's 400 Midcap Growth Stock Index.*

CONTRIBUTORS TO A SUCCESSFUL YEAR

Our nearly 30% weighting in technology for most of the year has proven to be a wise decision. We reduced the position prior to the summer months when the market experienced a period of correction, and reinvested in late summer as the upward movement resumed. Many of our holdings in this sector generated very strong returns.

A software manufacturer called Viasoft, Inc. gained over 280% since we purchased the stock in January. The company has developed software which helps correct the "millenium" issue in mainframe computers. Many applications which still run on the COBOL language (the Department of Motor Vehicles, for example, still uses this system) will read the two-digit "00" as the year 1900 instead of 2000. The Viasoft program determines how much of the code must be changed and where in the program it appears.

Another issue which we purchased in February, Cascade Communications Corporation, rose over 130% during the balance of the year. Cascade specializes in the networking area, manufacturing switches which are used in wide-area networks. These systems allow companies to communicate more rapidly with remote sites by speeding up the flow of data through the telephone lines.

OTHER STRONG PERFORMING SECTORS

The health care area has helped portfolio performance this year also. Dura Pharmaceuticals, Inc. has capitalized on the mergers of major pharmaceutical manufacturers by buying smaller market-share drugs from them. These products usually receive little attention from the major companies in terms of sales efforts. Dura is purchasing these drugs after they have already received FDA approval, and can concentrate their sales efforts to increase market penetration. Another holding in the health care sector is Guidant Corporation, a manufacturer of cardiac defibrillators which can be implanted in pectoral muscles to regulate heartbeats.

               [PHOTO OF THE SECURITY MANAGEMENT SMALL CAP TEAM]
                     THE SECURITY MANAGEMENT SMALL CAP TEAM
          LARRY VALENCIA, FRANK WHITSELL, CINDY SHIELDS, JOHN CLELAND

In the business services arena, an outstanding performer is Cambridge Technology Partners (Massachusetts), Inc. The company performs information technology consulting and software development. They assist companies in projects such as moving from their old mainframe computer systems to newer client/server environments. Protecting their clients from cost overruns, Cambridge performs these services for a guaranteed fixed cost and within a guaranteed time period.

A LOOK FORWARD TO THE NEXT YEAR

We think the U.S. economy will be slowing and inflation will remain under control. We expect small- and mid-cap stocks to outperform the large-cap issues in the months ahead. Large companies have been achieving earnings growth through cutting costs, while small companies have been expanding earnings through sales growth. In our opinion, investors may be willing to pay more for companies showing revenue gains from sales increases than through cost reductions. Overall, we believe the fiscal year ahead will be another favorable one for equity investors.


Cindy Shields
Portfolio Manager

*Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOVEMBER 15, 1996

SECURITY ULTRA FUND

PERFORMANCE  -------------------------------------------------------------------

                     SECURITY ULTRA FUND VS. S&P MIDCAP 400

                 [LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                           Security Ultra Fund      S&P Midcap 400
       ----------------------------------------------------------------
           Dec-86               9,349.19               10,231.21
           Mar-87              11,076.90               12,371.30
           Jun-87              11,076.90               12,266.45
           Sep-87              11,480.96               12,816.07
           Dec-87               7,654.05               10,023.15
           Mar-88               8,687.99               11,328.66
           Jun-88               9,492.16               11,951.35
           Sep-88               9,075.72               11,794.81
           Dec-88               9,414.11               12,114.83
           Mar-89               9,774.53               13,271.13
           Jun-89              10,178.20               14,599.23
           Sep-89              11,374.78               16,192.45
           Dec-89              10,538.74               16,420.52
           Mar-90              10,492.52               15,908.44
           Jun-90              11,678.90               16,852.55
           Sep-90               6,871.76               13,856.38
           Dec-90               7,647.54               15,580.30
           Mar-91              10,450.55               19,156.41
           Jun-91               9,948.29               19,015.77
           Sep-91              10,888.02               20,826.68
           Dec-91              12,215.99               23,385.48
           Mar-92              12,332.17               23,267.27
           Jun-92              10,606.01               22,543.45
           Sep-92              11,054.15               23,419.84
           Dec-92              13,157.80               26,171.07
           Mar-93              13,261.27               27,028.62
           Jun-93              13,209.53               27,659.14
           Sep-93              14,020.03               29,051.46
           Dec-93              14,464.52               29,825.72
           Mar-94              13,671.95               28,694.22
           Jun-94              12,443.46               27,648.94
           Sep-94              13,513.43               29,521.48
           Dec-94              13,506.57               28,759.69
           Mar-95              13,971.61               31,112.96
           Jun-95              14,901.70               33,826.76
           Sep-95              16,579.92               37,128.28
           Dec-95              16,112.61               37,658.64
           Mar-96              17,248.61               39,976.91
           Jun-96              18,662.81               41,128.06
           Sep-96              19,126.48               42,325.44

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Ultra Fund on September 30, 1986, and reflects deduction of the 5.75% sales load. On September 30, 1996, the value of your investment in Class A shares of the fund (with dividends reinvested) would have grown to $19,126. In comparison, the same $10,000 investment would have grown to $42,325 based on the S&P's performance.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares, which were first offered on October 19, 1993, will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

                                TOP 5 HOLDINGS**
                                                       % OF
                                                     NET ASSETS
                                                     ----------
                 Franklin Resources, Inc.               1.9%
                 Viasoft, Inc.                          1.8%
                 Dura Pharmaceuticals, Inc.             1.7%
                 Cognos, Inc. (Cl. F)                   1.7%
                 HFS, Inc.                              1.6%
                 **At September 30, 1996


                             AVERAGE ANNUAL RETURNS
                            As of September 30, 1996
                                            1 year    5 years   10 years
                                            ----------------------------
               A Shares                     15.36%     11.93%     7.34%
               A Shares with sales charge    8.73%     10.61%     6.70%
               B Shares                     13.81%      9.42%      N/A
                                                     (10-19-93)
               B Shares with CDSC            8.81%      8.56%      N/A
                                                     (10-19-93)

                          ONE YEAR RETURN BEATS INDEX
                A SHARES - 15.36%           S&P MIDCAP 400 - 12.32%

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                        SECURITY GROWTH AND INCOME FUND

PRINCIPAL                                                               MARKET
 AMOUNT     CORPORATE BONDS                                             VALUE
--------------------------------------------------------------------------------

            AUTOMOTIVE - 0.4%
  $300,000  Exide Corporation,
              10.75% - 2002 ......................................    $313,500

            BUILDING MATERIALS - 0.4%
   250,000  Knoll, Inc.,
              10.875% - 2006 .....................................     265,000

            CHEMICALS - 0.4%
   250,000  Environdyne Industries, Inc.,
              12% - 2000 .........................................     267,813

            COMMUNICATIONS - 2.9%
   250,000  Allbritton Communication Company,
              11.5% - 2004 .......................................     265,625
   750,000  Century Communications Corporation,
              9.5% - 2005 ........................................     753,750
   500,000  Comcast Corporation,
              9.125% - 2006 ......................................     496,250
   250,000  Heritage Media Corporation,
              8.75% - 2006 .......................................     237,500
   500,000  Rogers Cablesystems, Ltd.,
              9.625% - 2002 ......................................     503,750
                                                                    __________
                                                                     2,256,875

            CONGLOMERATE - 1.0%
   250,000  Jordan Industries, Inc.,
              10.375% - 2003 .....................................     245,625
   500,000  Sequa Corporation,
              9.375% - 2003 ......................................     503,750
                                                                    __________
                                                                       749,375

            CONSUMER GOODS & SERVICES - 0.6%
   800,000  Semi-Tech Corporation,
              0% - 2003(1) .......................................     482,000

            ELECTRIC & GAS COMPANIES - 0.8%
   250,000  AES Corporation,
              10.25% - 2006 ......................................     265,000
   300,000  CalEnergy Company, Inc.,
              9.5% - 2006(2) .....................................     304,500
                                                                    __________
                                                                       569,500

            ENTERTAINMENT - 1.0%
   250,000  AMF Group, Inc.,
              10.875% - 2006 .....................................     256,875
   500,000  Harrah's Operating Company, Inc.,
              8.75% - 2000 .......................................     508,125
                                                                    __________
                                                                       765,000

            FINANCE - 1.0%
 1,000,000  Home Holdings,
              7.75% - 1998 .......................................     765,000


PRINCIPAL                                                               MARKET
 AMOUNT     CORPORATE BONDS (CONTINUED)                                 VALUE
--------------------------------------------------------------------------------

            FOOD & BEVERAGES - 1.4%
  $500,000  Cott Corporation,
              9.375% - 2005 ......................................    $500,000
   500,000  TLC Beatrice International Holdings,
              11.5% - 2005 .......................................     524,375
                                                                    __________
                                                                     1,024,375

            GROCERY STORES - 0.6%
   500,000  Penn Traffic Company,
              10.65% - 2004 ......................................     443,750

            INDUSTRIAL PRODUCT - 0.4%
   300,000  Shop Vac Corporation,
              10.625% - 2003(2) ..................................     308,250

            MEDICAL & HEALTH SERVICES - 1.0%
   500,000  Regency Health Services,
              9.875% - 2002 ......................................     503,750
   250,000  Tenet Healthcare Corporation,
              10.125% - 2005 .....................................     271,250
                                                                    __________
                                                                       775,000

            OIL & GAS COMPANIES - 0.7%
   500,000  Seagull Energy Corporation,
              8.625% - 2005 ......................................     503,750

            PUBLISHING & PRINTING - 1.3%
   250,000  Golden Books Publishing,
              7.65% - 2002 .......................................     224,375
 1,000,000  Marvel Holdings,
              0% - 1998 ..........................................     790,000
                                                                    __________
                                                                     1,014,375

            REFINERY - 0.7%
   500,000  Crown Central Petroleum,
              10.875% - 2005 .....................................     508,125

            RESTAURANTS - 0.7%
   500,000  Carrols Corporation,
              11.5% - 2003 .......................................     525,000

            TEXTILE - 0.7%
   500,000  Westpoint Stevens Inc.,
              9.375% - 2005 ......................................     501,250

            TOBACCO PRODUCTS - 0.3%
   250,000  Dimon, Inc.,
              8.875% - 2006 ......................................     251,250
                                                                    __________
            Total corporate bonds -
              (cost $12,254,780) - 16.3% .........................  12,289,188

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                   SECURITY GROWTH AND INCOME FUND (CONTINUED)

NUMBER OF                                                               MARKET
 SHARES     PREFERRED STOCKS                                            VALUE
--------------------------------------------------------------------------------

            BANKING & CREDIT - 1.2%
     8,250  First Nationwide Bank ................................    $932,250

            ENTERTAINMENT - 0.7%
       524  Time Warner, Inc.,(2) ................................     552,883

            PUBLISHING & PRINTING - 0.6%
     5,000  K-III Communications Corporation .....................     467,500

            RADIO & TELEVISION - 0.7%
     5,139  Cablevision Systems Corporation ......................     498,483
                                                                    __________

            Total preferred stocks
              (cost $2,344,749) - 3.2% ...........................   2,451,116

            COMMON STOCKS
            -------------
            ADVERTISING - 1.5%
    25,000  Omnicom Group, Inc. ..................................   1,168,750

            AEROSPACE & DEFENSE - 4.8%
    10,000  Lockheed Martin Corporation ..........................     901,250
    20,000  McDonnell Douglas Corporation ........................   1,050,000
    15,000  Raytheon Company .....................................     834,375
    15,000  Rockwell International Corporation ...................     845,625
                                                                    __________
                                                                     3,631,250

            BANKING & FINANCE - 1.6%
    15,000  Chase Manhattan Corporation ..........................   1,201,875

            CHEMICALS - BASIC - 3.6%
    15,000  Hercules, Inc. .......................................     821,250
    35,000  Monsanto Company .....................................   1,277,500
     8,000  Olin Corporation .....................................     672,000
                                                                    __________
                                                                     2,770,750

            CHEMICALS - SPECIALTY - 2.5%
    20,000  Morton International, Inc. ...........................     795,000
    25,000  Praxair, Inc. ........................................   1,075,000
                                                                    __________
                                                                     1,870,000

            COMMUNICATION EQUIPMENT - 0.9%
    10,000  U.S. Robotics Corporation* ...........................     646,250

            COMPUTER SERVICES - 3.5%
    20,000  Ceridian Corporation* ................................   1,000,000
    10,000  Computer Sciences Corporation* .......................     768,750
    15,000  Electronic Data Systems Corporation ..................     920,625
                                                                    __________
                                                                     2,689,375


NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            COMPUTER SOFTWARE - 3.1%
     8,000  Microsoft Corporation* ...............................  $1,055,000
    30,000  Oracle Corporation* ..................................   1,276,875
                                                                    __________
                                                                     2,331,875

            CONGLOMERATE - 6.5%
    15,000  AlliedSignal, Inc. ...................................     988,125
    40,000  Canadian Pacific, Ltd. ...............................     925,000
    20,000  Cooper Industries, Inc. ..............................     865,000
    10,000  Tenneco, Inc. ........................................     501,250
    40,000  U.S. Industries, Inc.* ...............................   1,050,000
    30,000  Westinghouse Electric Corporation ....................     558,750
                                                                    __________
                                                                     4,888,125

            CONSUMER SERVICES - 0.8%
    30,000  ADT Ltd.* ............................................     573,750

            ELECTRICAL MACHINERY & ELECTRONIC COMPONENTS - 1.4%
    12,000  General Electric Company .............................   1,092,000

            ENTERTAINMENT - 2.1%
    30,000  Carnival Corporation (Cl. A) .........................     930,000
    10,000  The Walt Disney Company ..............................     633,750
                                                                    __________
                                                                     1,563,750

            FERTILIZER - 1.0%
    10,000  Potash Corporation of Saskatchewan, Inc. .............     731,250

            FINANCIAL - 1.1%
    24,000  Federal National Mortgage Association ................     837,000

            FOOD & BEVERAGES - 6.3%
    30,000  Anheuser-Busch Companies, Inc. .......................   1,128,750
    15,000  CPC International, Inc. ..............................   1,123,125
    20,000  ConAgra, Inc. ........................................     985,000
    30,000  PepsiCo, Inc. ........................................     847,500
    20,000  Sara Lee Corporation .................................     715,000
                                                                    __________
                                                                     4,799,375

            HOSPITAL MANAGEMENT & SERVICES - 1.1%
    15,000  Columbia/HCA Healthcare Corporation ..................     853,125

            HOUSEHOLD FURNISHINGS - 1.6%
    40,000  Leggett & Platt, Inc. ................................   1,175,000

            HOUSEHOLD PRODUCTS - 1.3%
    10,000  Procter & Gamble Company .............................     975,000

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                   SECURITY GROWTH AND INCOME FUND (CONTINUED)

NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            INSURANCE - 2.6%
    15,000  Allstate Corporation .................................    $738,750
    20,000  Equitable Companies, Inc. ............................     515,000
    13,000  Jefferson-Pilot Corporation ..........................     672,750
                                                                    __________
                                                                     1,926,500

            MACHINERY - 1.4%
    25,000  Deere & Company ......................................   1,050,000

            MANUFACTURING - 1.1%
    30,000  Pall Corporation .....................................     847,500

            MEDICAL INSTRUMENTS & SUPPLIES - 2.1%
    20,000  Baxter International, Inc. ...........................     935,000
    10,000  Medtronic, Inc. ......................................     641,250
                                                                    __________
                                                                     1,576,250

            NATURAL GAS - 2.8%
    25,000  Coastal Corporation ..................................   1,031,250
    25,000  El Paso Natural Gas Company ..........................   1,100,000
                                                                    __________
                                                                     2,131,250

            OIL & GAS PIPELINES - 0.8%
    10,000  MAPCO, Inc. ..........................................     596,250

            PHARMACEUTICALS - 8.3%
    15,000  Allergan, Inc. .......................................     571,875
    20,000  American Home Products Corporation ...................   1,275,000
    10,000  Bristol-Myers Squibb Company .........................     963,750
    20,000  Elan Corporation PLC ADR* ............................     597,500
    13,000  Merck & Company, Inc. ................................     914,875
    25,000  Pharmacia & Upjohn, Inc. .............................   1,031,250
    15,000  SmithKline Beecham PLC ADR ...........................     913,125
                                                                    __________
                                                                     6,267,375

            PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 1.6%
    15,000  Eastman Kodak Company ................................   1,177,500

            PUBLISHING & PRINTING - 0.7%
    13,000  McGraw-Hill Companies, Inc. ..........................     554,125

            RESTAURANTS & FOOD SERVICE - 2.4%
    20,000  McDonald's Corporation ...............................     947,500
    40,000  Wendy's International, Inc. ..........................     860,000
                                                                    __________
                                                                     1,807,500

            RETAIL TRADE - 5.0%
    20,000  Albertson's, Inc. ....................................     842,500
    30,000  Federated Department Stores, Inc.* ...................   1,005,000
    15,000  Kroger Company .......................................     671,250
    20,000  Walgreens Company ....................................     740,000
    20,000  Wal-Mart Stores, Inc. ................................     527,500
                                                                    __________
                                                                     3,786,250


NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            TELECOMMUNICATIONS - 1.2%
    35,000  Frontier Corporation .................................    $931,875

            TRANSPORTATION - 2.1%
    10,000  Burlington Northern Santa Fe .........................     843,750
    10,000  Union Pacific Corporation ............................     732,500
                                                                   ___________
                                                                     1,576,250
                                                                   ___________
            Total common stocks -
              (cost $42,945,898) - 76.8% .........................  58,027,125
                                                                   ___________
            Total investments -
              (cost $57,545,427) - 96.3% .........................  72,767,429

            Cash and other assets,
              less liabilities - 3.7% ............................   2,752,865
                                                                   ___________
            Total net assets - 100.0% ............................ $75,520,294
                                                                   ===========


                      SECURITY EQUITY FUND - EQUITY SERIES

            COMMON STOCKS
            -------------
            ADVERTISING - 1.5%
   200,000  Omnicom Group, Inc. ..................................  $9,350,000

            AEROSPACE & DEFENSE - 5.1%
   100,000  Lockheed Martin Corporation ..........................   9,012,500
   160,000  McDonnell Douglas Corporation ........................   8,400,000
   100,000  Raytheon Company .....................................   5,562,500
   150,000  Rockwell International Corporation ...................   8,456,250
                                                                   ___________
                                                                    31,431,250

            BANKING & FINANCE - 3.5%
   120,000  Chase Manhattan Corporation ..........................   9,615,000
    60,000  Northern Trust Corporation ...........................   3,945,000
    30,000  Wells Fargo & Company ................................   7,800,000
                                                                   ___________
                                                                    21,360,000

            CHEMICALS - BASIC - 3.4%
   120,000  Hercules, Inc. .......................................   6,570,000
   250,000  Monsanto Company .....................................   9,125,000
    60,000  Olin Corporation .....................................   5,040,000
                                                                   ___________
                                                                    20,735,000

            CHEMICALS - SPECIALTY - 2.5%
   170,000  Morton International, Inc. ...........................   6,757,500
   200,000  Praxair, Inc. ........................................   8,600,000
                                                                   ___________
                                                                    15,357,500

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                SECURITY EQUITY FUND - EQUITY SERIES (CONTINUED)

NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            COMMUNICATION EQUIPMENT - 0.8%
    75,000  U.S. Robotics Corporation* ...........................  $4,846,875

            COMPUTER SERVICES - 4.0%
   150,000  Ceridian Corporation* ................................   7,500,000
   100,000  Computer Sciences Corporation* .......................   7,687,500
   150,000  Electronic Data Systems Corporation ..................   9,206,250
                                                                   ___________
                                                                    24,393,750

            COMPUTER SOFTWARE - 2.2%
    65,000  Microsoft Corporation* ...............................   8,571,875
   112,500  Oracle Corporation* ..................................   4,788,281
                                                                   ___________
                                                                    13,360,156

            CONGLOMERATE - 6.9%
   160,000  AlliedSignal, Inc. ...................................  10,540,000
   400,000  Canadian Pacific, Ltd. ...............................   9,250,000
   170,000  Cooper Industries, Inc. ..............................   7,352,500
   380,000  U.S. Industries, Inc.* ...............................   9,975,000
   300,000  Westinghouse Electric Corporation ....................   5,587,500
                                                                   ___________
                                                                    42,705,000

            CONSUMER SERVICES - 0.9%
   300,000  ADT, Ltd.* ...........................................   5,737,500

            ELECTRICAL MACHINERY & ELECTRONIC COMPONENTS - 1.5%
   100,000  General Electric Company .............................   9,100,000

            ENTERTAINMENT - 3.2%
   240,000  Carnival Corporation (Cl. A) .........................   7,440,000
   337,900  International Game Technology ........................   6,926,950
    80,000  The Walt Disney Company ..............................   5,070,000
                                                                   ___________
                                                                    19,436,950

            FERTILIZER - 1.0%
    82,800  Potash Corporation of Saskatchewan, Inc. .............   6,054,750

            FINANCE - 1.3%
   230,000  Federal National Mortgage Association ................   8,021,250

            FOOD & BEVERAGES - 6.3%
   200,000  Anheuser-Busch Companies, Inc. .......................   7,525,000
   120,000  CPC International, Inc. ..............................   8,985,000
   160,000  ConAgra, Inc. ........................................   7,880,000
   260,000  PepsiCo, Inc. ........................................   7,345,000
   200,000  Sara Lee Corporation .................................   7,150,000
                                                                   ___________
                                                                    38,885,000


NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            HOSPITAL MANAGEMENT - 1.2%
   125,000  Columbia/HCA Healthcare Corporation ..................  $7,109,375

            HOUSEHOLD PRODUCTS - 3.4%
    75,000  Colgate-Palmolive Company ............................   6,515,625
   100,000  Gillette Company .....................................   7,212,500
    75,000  Procter & Gamble Company .............................   7,312,500
                                                                   ___________
                                                                    21,040,625

            INSURANCE - 6.2%
   175,000  Allstate Corporation .................................   8,618,750
    80,000  American International Group, Inc. ...................   8,060,000
   270,000  Equitable Companies, Inc. ............................   6,952,500
    55,000  ITT Hartford Group, Inc. .............................   3,245,000
   111,400  Jefferson-Pilot Corporation ..........................   5,764,950
   150,000  Provident Companies, Inc. ............................   5,625,000
                                                                   ___________
                                                                    38,266,200

            MACHINERY - 1.4%
   210,000  Deere & Company ......................................   8,820,000

            MANUFACTURING - 1.0%
   217,500  Pall Corporation .....................................   6,144,375

            MEDICAL INSTRUMENTS - 2.8%
   200,000  Baxter International, Inc. ...........................   9,350,000
   120,000  Medtronic, Inc. ......................................   7,695,000
                                                                   ___________
                                                                    17,045,000

            NATURAL GAS - 1.1%
   170,000  Coastal Corporation ..................................   7,012,500

            OIL & GAS COMPANIES - 0.7%
   100,000  Noble Affiliates, Inc. ...............................   4,225,000

            OIL & GAS PIPELINES - 1.2%
   120,000  MAPCO, Inc. ..........................................   7,155,000

            PAINT & ALLIED PRODUCTS - 1.3%
   175,000  Sherwin-Williams Company .............................   8,115,625

            PERSONNEL SERVICES - 0.5%
   100,000  Manpower, Inc. .......................................   3,325,000

            PETROLEUM REFINING - 2.6%
    70,000  Mobil Corporation ....................................   8,102,500
    50,000  Royal Dutch Petroleum Company ADR ....................   7,806,250
                                                                   ___________
                                                                    15,908,750

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                SECURITY EQUITY FUND - EQUITY SERIES (CONTINUED)

NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            PHARMACEUTICALS - 9.9%
   200,000  Allergan, Inc. .......................................  $7,625,000
   160,000  American Home Products Corporation ...................  10,200,000
   100,000  Bristol-Myers Squibb Company .........................   9,637,500
   140,000  Elan Corporation PLC ADR* ............................   4,182,500
   115,000  Merck & Company, Inc. ................................   8,093,125
   200,000  Pharmacia & Upjohn, Inc. .............................   8,250,000
   110,000  Schering-Plough Corporation ..........................   6,765,000
   100,000  SmithKline Beecham PLC ADR ...........................   6,087,500
                                                                   ___________
                                                                    60,840,625

            PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 1.8%
   100,000  Eastman Kodak Company ................................   7,850,000
    60,000  Xerox Corporation ....................................   3,217,500
                                                                   ___________
                                                                    11,067,500

            PUBLISHING & PRINTING - 1.3%
    30,000  Gannett Company, Inc. ................................   2,111,250
   145,000  McGraw-Hill Companies, Inc. ..........................   6,180,625
                                                                   ___________
                                                                     8,291,875

            RESTAURANTS & FOOD SERVICE - 2.4%
   170,000  McDonald's Corporation ...............................   8,053,750
   305,000  Wendy's International, Inc. ..........................   6,557,500
                                                                   ___________
                                                                    14,611,250

            RETAIL TRADE - 7.1%
   200,000  Albertson's, Inc. ....................................   8,425,000
   235,000  Federated Department Stores, Inc.* ...................   7,872,500
   100,000  Kroger Company* ......................................   4,475,000
   170,000  Safeway, Inc.* .......................................   7,246,250
    90,000  TJX Companies, Inc. ..................................   3,228,750
   180,000  Wal-Mart Stores, Inc. ................................   4,747,500
   200,000  Walgreens Company ....................................   7,400,000
                                                                   ___________
                                                                    43,395,000

            SEMICONDUCTORS - 1.0%
    85,000  Linear Technology Corporation ........................   3,134,375
    85,000  Xilinx, Inc.* ........................................   2,890,000
                                                                   ___________
                                                                     6,024,375

            TELECOMMUNICATIONS - 1.3%
   300,000  Frontier Corporation .................................   7,987,500

            TOYS & SPORTING GOODS - 0.7%
   162,500  Mattel, Inc. .........................................   4,204,688


PRINCIPAL
AMOUNT OR
NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            TRANSPORTATION - 2.4%
    85,000  Burlington Northern Santa Fe .........................  $7,171,875
   100,000  Union Pacific Corporation ............................   7,325,000
                                                                  ____________
                                                                    14,496,875
                                                                  ____________
            Total common stocks
              (cost $413,186,524) - 95.4% ........................ 585,862,119

            COMMERCIAL PAPER
            ----------------
  $700,000  Philip Morris Companies, Inc.
              5.255%, 10-15-96 ...................................     698,569
                                                                  ____________
            Total commercial paper
              (cost $698,569) - 0.1% .............................     698,569
                                                                  ____________
            Total investments -
              (cost $413,885,093) - 95.5% ........................ 586,560,688

            Cash and other assets,
              less liabilities - 4.5% ............................  27,941,988
                                                                  ____________
            Total net assets - 100.0% ............................$614,502,676
                                                                  ============


                      SECURITY EQUITY FUND - GLOBAL SERIES

            PREFERRED STOCKS
            ----------------
            GERMANY - 2.5%
     2,260  SAP AG ...............................................    $380,099
       618  Sto AG ...............................................     305,940
                                                                    __________
            Total preferred stocks -
              (cost $642,693) - 2.5% .............................     686,039

            COMMON STOCKS
            -------------
            AUSTRALIA - 1.1%
    55,625  QBE Insurance Group, Ltd. ............................     299,271

            AUSTRIA - 2.8%
     3,700  Bank Austria AG ......................................     144,517
     3,300  Creditanstalt-Bankverein .............................     203,029
     2,200  Wienerberger Baustoff ................................     403,188
                                                                    __________
                                                                       750,734

            BRAZIL - 0.8%
    26,700  Aracruz Cellulose S.A. ADR ...........................     233,625

            CANADA - 1.3%
     9,600  Jetform Corporation ..................................     183,600
    28,200  Noranda Forest, Inc. .................................     177,039
                                                                    __________
                                                                       360,639

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                SECURITY EQUITY FUND - GLOBAL SERIES (CONTINUED)

NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            CHILE - 2.1%
    22,800  Antofagasta Holdings PLC .............................    $128,438
    18,800  Banco Santander ADR ..................................     251,450
     7,500  Santa Isabel S.A. ADR ................................     192,188
                                                                    __________
                                                                       572,076

            FRANCE - 6.0%
     3,570  Alcatel Alsthom ......................................     301,084
     8,600  Lafarge ..............................................     507,126
     5,500  SGS-Thomson Microelectronics N.V. ....................     262,975
     3,320  Sidel S.A. ...........................................     199,311
     1,540  Societe Generale de Surveillance Holding S.A. "B" ....     170,289
     2,000  Synthelabo ...........................................     170,649
                                                                    __________
                                                                     1,611,434

            GERMANY - 3.6%
    10,800  Continental AG .......................................     197,645
     5,600  Daimler-Benz AG ......................................     308,072
     4,500  Duetsche Bank AG .....................................     212,150
     1,160  G.M. Pfaff AG ........................................      22,819
     6,100  Hoechst AG ...........................................     222,705
                                                                    __________
                                                                       963,391

            GREECE - 1.6%
     3,900  Ergo Bank S.A. .......................................     225,059
    12,300  Hellenic Tellecommunications .........................     207,068
                                                                    __________
                                                                       432,127

            HONG KONG - 0.6%
   188,000  National Mutual Asia, Ltd. ...........................     165,321

            HUNGARY - 0.4%
     2,600  Pick Szeged Rt. ......................................     120,129

            INDONESIA - 0.5%
    51,000  PT Semen Cibinong ....................................     131,794

            IRELAND - 2.6%
    38,000  Allied Irish Banks PLC ...............................     223,484
   172,500  Jefferson Smurfit ....................................     469,933
                                                                    __________
                                                                       693,417

            ITALY - 0.6%
     8,400  Bulgari SPA ..........................................     156,362

            JAPAN - 12.8%
    19,000  Amada Company, Ltd. ..................................     175,625
     6,248  Amway Japan, Ltd. ....................................     271,385
     4,000  CSK Corporation ......................................     124,563
     3,000  H.I.S. Company, Ltd. .................................     176,883
    28,000  Hino Motors, Ltd. ....................................     273,894


NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            JAPAN (CONTINUED)
     1,700  Kokusai Denshin Denwa Company ........................    $161,715
    32,000  Komatsu Forklift Company, Ltd. .......................     211,362
     2,260  Maruco Company .......................................     148,058
    16,000  Marsushita Electric Industrial Company, Ltd. .........     268,509
    17,000  Matsushita Refrigeration Company, Ltd. ...............     122,049
    38,000  Mazda Motor Corporation ..............................     185,175
        80  NTT Data Communications Systems Corporation ..........     248,408
     9,000  National House Industrial Corporation ................     139,729
    29,000  Nippon Chemi-Con Corporation .........................     188,684
    10,000  Nitto Denko Corporation ..............................     153,459
     1,500  Ryohin Keikaku Company, Ltd. .........................     127,075
     4,700  Sony Corporation .....................................     296,517
    16,000  Yamato Kogyo Company, Ltd. ...........................     166,561
                                                                    __________
                                                                     3,439,651

            MALAYSIA - 0.9%
    44,000  Malaysian Assurance ..................................     242,279

            MEXICO - 1.1%
    26,300  Tubos De Acero De Mexico S.A. ADR ....................     286,013

            NETHERLANDS - 1.3%
     9,350  Philips Electronics N.V. .............................     337,912

            NEW ZEALAND - 2.8%
   215,100  Brierley Investments, Ltd. ...........................     207,489
    85,500  Carter Holt Harvey, Ltd. .............................     188,259
    43,200  Fisher & Paykel Industries, Ltd. .....................     147,964
    91,900  Fletcher Challenge Building, Ltd. ....................     204,277
                                                                    __________
                                                                       747,989

            NORWAY - 2.5%
    51,400  Fokus Banken AS ......................................     287,208
    23,500  Saga Petroleum AS ....................................     379,826
                                                                    __________
                                                                       667,034

            PHILIPPINES - 1.3%
   277,100  C & P Homes, Inc. ....................................     187,729
   462,750  Filinvest Land, Inc. .................................     167,791
                                                                    __________
                                                                       355,520

                             SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                SECURITY EQUITY FUND - GLOBAL SERIES (CONTINUED)

NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            POLAND - 2.7%
     8,700  Debica S.A. ..........................................    $185,996
    21,100  Elektrim S.A. ........................................     206,753
     4,403  Wedel S.A. ...........................................     235,328
     1,520  Zaklady Piwowarski w Zywcu S.A. ......................      90,447
                                                                    __________
                                                                       718,524

            PORTUGAL - 1.1%
    11,500  Portugal Telecom S.A. ................................     295,841

            RUSSIA - 0.4%
     3,600  Lukoil Oil Company ADR ...............................     131,688

            SINGAPORE - 1.1%
    31,000  Inchcape .............................................     103,972
    21,000  United Overseas Bank .................................     204,434
                                                                    __________
                                                                       308,406

            SOUTH AFRICA - 0.6%
     2,900  Rustenburg Platinum Holdings, Ltd. ...................      45,702
     6,819  Rustenburg Platinum Holdings, Ltd. ADR ...............     107,476
                                                                    __________
                                                                       153,178

            SPAIN - 0.7%
     5,500  Repsol S.A. ..........................................     180,805

            SWEDEN - 0.4%
     2,660  Astra AB .............................................     112,524

            SWITZERLAND - 2.9%
       283  Nestle S.A. ..........................................     315,322
        42  Roche Holdings AG ....................................     309,133
       140  Union Bank of Switzerland ............................     134,677
                                                                    __________
                                                                       759,132

            THAILAND - 2.4%
    10,000  Avanced Info .........................................     129,814
    44,000  Krung Thai Bank Public Company, Ltd. .................     188,663
     9,000  Property Perfect Public Company ......................      26,199
     4,400  Securities One Public Company ........................      31,415
    16,200  Shinawatra Computer Company ..........................     278,084
                                                                    __________
                                                                       654,175


NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            UNITED KINGDOM - 8.1%
   157,500  Aegis Group PLC ......................................    $160,813
     9,700  Bluebird Toys PLC ....................................      21,326
    57,900  British Telecommunication PLC ........................     322,996
    25,200  D.F.S. Furniture Company PLC .........................     214,120
    82,000  Grand Metropolitan PLC ...............................     611,415
    10,700  RTZ Corporation PLC ..................................     163,833
     3,300  SmithKline Beecham PLC ADR ...........................     200,888
   110,900  Tomkins PLC ..........................................     480,695
                                                                    __________
                                                                     2,176,086

            UNITED STATES - 17.9%
     1,000  AMR Corporation ......................................      79,625
     1,900  Abbott Laboratories ..................................      93,575
     1,600  AlliedSignal, Inc. ...................................     105,400
     1,000  American International Group .........................     100,750
     2,200  American Re Corporation ..............................     139,700
     2,000  B.J. Services Company* ...............................      72,500
     1,600  BMC Software, Inc.* ..................................     127,400
     2,400  Becton Dickenson Company .............................     106,200
     1,200  Boeing Company .......................................     113,400
     2,800  Borders Group, Inc.* .................................     104,300
     2,000  Boston Scientific Corporation* .......................     115,000
     1,200  CPC International, Inc. ..............................      89,850
     2,000  Cisco Systems, Inc. ..................................     124,125
     1,200  Citicorp .............................................     108,750
     1,300  Colgate-Palmolive Company ............................     112,939
     1,950  Computer Associates International, Inc. ..............     116,514
     2,800  Conseco, Inc. ........................................     137,900
     3,100  Crown Cork & Seal Company, Inc. ......................     142,988
     2,100  Diamond Offshore Drilling, Inc. ......................     115,500
     2,200  Dover Corporation ....................................     105,050
     3,100  Ecolab, Inc. .........................................     104,626
     2,700  Federal National Mortgage Association ................      94,164
     3,300  Gap, Inc. ............................................      95,288
     2,800  Hershey Foods Corporation ............................     140,700
     1,900  Honeywell, Inc. ......................................     119,938
     2,200  Johnson & Johnson ....................................     112,750
     1,300  Lockheed Martin Corporation ..........................     117,165
       900  Mobil Corporation ....................................     104,175
     4,200  Monsanto Company .....................................     153,300

                             SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                SECURITY EQUITY FUND - GLOBAL SERIES (CONTINUED)

NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            UNITED STATES (CONTINUED)
     2,500  NAC Re Corporation ...................................     $90,000
     1,200  NationsBank Corporation ..............................     104,250
     1,300  Nike, Inc. (Cl. B) ...................................     157,950
     3,200  PepsiCo, Inc. ........................................      90,400
     1,000  Procter & Gamble Company .............................      97,500
     1,500  Ralston-Purina Group .................................     102,750
     3,200  Safeway, Inc.* .......................................     136,400
     1,200  Schlumberger, Ltd. ...................................     101,400
     4,200  Service Corporation International ....................     127,050
     2,000  Union Pacific Corporation ............................     146,500
     2,700  WMX Technologies, Inc. ...............................      88,763
     1,800  Warner-Lambert Company ...............................     118,800
     1,400  Willamette Industries, Inc. ..........................      91,350
     2,200  Williams Companies, Inc. .............................     112,200
                                                                   ___________
                                                                     4,818,885
                                                                   ___________
            Total common stocks -
              (cost $20,969,213) - 85.0% .........................  22,875,962
                                                                   ___________
            Total investments -
              (cost $21,611,906) - 87.5% .........................  23,562,001

            Cash and other assets,
              less liabilities - 12.5% ...........................   3,366,511
                                                                   ___________
            Total net assets - 100.0% ............................ $26,928,512
                                                                   ===========

INVESTMENT  CONCENTRATION
-------------------------
At September 30, 1996, Global Series' investment concentration, by industry, was as follows:

Banking ..........................................................       8.7%
Capital Equipment ................................................       6.2%
Chemicals ........................................................       0.6%
Construction and Housing .........................................       1.2%
Consumer Durables ................................................       8.2%
Consumer Nondurables .............................................       9.1%
Electrical and Electronics .......................................       6.0%
Energy Sources ...................................................       4.1%
Financial Services ...............................................       6.3%
Healthcare .......................................................       5.0%
Materials ........................................................      13.1%
Merchandising ....................................................       3.2%
Metals and Mining ................................................       0.2%
Multi-Industry ...................................................       3.8%
Real Estate ......................................................       0.7%
Services .........................................................       5.8%
Telecommunications ...............................................       3.7%
Trade ............................................................       0.8%
Transportation ...................................................       0.8%
Cash and other assets, less liabilities ..........................      12.5%
                                                                    _________
                                                                       100.0%
                                                                    =========


                 SECURITY EQUITY FUND - ASSET ALLOCATION SERIES

PRINCIPAL
AMOUNT OR
NUMBER OF                                                               MARKET
 SHARES     CORPORATE BONDS                                             VALUE
--------------------------------------------------------------------------------

            BROKERAGE - 1.0%
   $50,000  Merrill Lynch & Company, Inc.,
              8.0% - 2007 ........................................     $52,188

            FINANCIAL SERVICES 0.5%
   $25,000  MCN Investment Corporation,
              6.32% - 2003 .......................................      24,031
                                                                    __________
            Total corporate bonds
              (cost $78,785) - 1.5% ..............................      76,219

            COMMON STOCKS
            -------------
            AUTO PARTS & SUPPLIES - 2.6%
       600  Arvin Industries, Inc. ...............................      14,775
     1,400  Dana Corporation .....................................      42,350
       400  Eaton Corporation ....................................      24,150
       800  Modine Manufacturing Company .........................      21,000
     1,500  Simpson Industries ...................................      15,187
     1,000  Walbro Corporation ...................................      19,000
                                                                    __________
                                                                       136,462

            BUILDING MATERIALS - 3.6%
       900  Ameron International Corporation .....................      34,650
       700  Crane Company ........................................      31,062
     1,500  Jacobs Engineering Group* ............................      33,750
       600  Owens Corning Corporation ............................      22,125
     3,500  Schuller Corporation .................................      33,688
       300  TJ International, Inc. ...............................       5,475
     1,400  Thomas Industries, Inc. ..............................      27,125
                                                                    __________
                                                                       187,875

            BROADCAST MEDIA - 2.7%
     1,000  A.H. Belo Corporation - Series A .....................      34,500
     2,400  Tele-Communications, Inc.* ...........................      35,850
     1,000  Time Warner, Inc. ....................................      38,625
     2,000  U.S. West Media Group* ...............................      33,750
                                                                    __________
                                                                       142,725

            COMPUTER SYSTEMS - 4.5%
       600  Compaq Computer Corporation* .........................      38,475
       400  Dell Computer Corporation* ...........................      31,100
       600  Hewlett-Packard Company ..............................      29,250
       400  International Business Machines Corporation ..........      49,800

                             SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

           SECURITY EQUITY FUND - ASSET ALLOCATION SERIES (CONTINUED)

NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            COMPUTER SYSTEMS (CONTINUED)
     1,000  Quantum Corporation* .................................     $17,562
       600  SCI Systems, Inc.* ...................................      33,750
       600  Sun Microsystems, Inc.* ..............................      37,275
                                                                    __________
                                                                       237,212

            ELECTRONICS - 3.9%
       900  Arrow Electronics, Inc.* .............................      40,050
       800  Avnet, Inc. ..........................................      38,800
     1,000  Core Industries, Inc. ................................      13,625
       900  Fluke (John) Manufacturing Company ...................      33,187
       400  Harris Corporation ...................................      26,050
     1,100  Pioneer Standard Electronics, Inc. ...................      12,375
       600  Varian Associates, Inc. ..............................      28,800
       400  Wyle Electronics .....................................      12,850
                                                                    __________
                                                                       205,737

            HOUSING - HOME BUILDING - 0.2%
       300  Centex Corporation ...................................       9,788

            MACHINERY - 3.9%
       900  Bearings, Inc. .......................................      25,425
       300  Briggs & Stratton Corporation ........................      13,312
       700  Dover Corporation ....................................      33,425
       500  Duriron Company, Inc. ................................      13,250
       700  GATX Corporation .....................................      32,725
     1,300  Graco, Inc. ..........................................      24,375
       200  Lindsay Manufacturing Company ........................       8,300
       600  Parker-Hannifin Corporation ..........................      25,200
       900  Trinova Corporation ..................................      28,350
                                                                    __________
                                                                       204,362

            MINING & METALS - 2.3%
       200  Aluminum Company of America ..........................      11,800
       600  Asarco, Inc. .........................................      15,975
     1,400  Ashland Coal, Inc. ...................................      34,825
       700  Phelps Dodge Corporation .............................      44,888
       300  Reynolds Metals Company ..............................      15,337
                                                                    __________
                                                                       122,825

            RECREATION - 4.0%
     2,200  Brunswick Corporation ................................      52,800
     2,000  CPI Corporation ......................................      37,500
       400  Harcourt General, Inc. ...............................      22,100
     1,100  Harley-Davidson, Inc. ................................      47,300
     1,300  King World Productions, Inc.* ........................      47,938
                                                                    __________
                                                                       207,638


PRINCIPAL
AMOUNT OR
NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            RESTAURANTS - 2.4%
       600  Applebees International, Inc. ........................     $15,900
       500  CKE Restaurants, Inc. ................................      15,375
     1,000  International Dairy Queen, Inc. (Cl. A)* .............      20,500
     1,000  Luby's Cafeterias, Inc. ..............................      24,000
     1,500  Ruby Tuesday, Inc. ...................................      28,500
     1,000  Wendy's International, Inc. ..........................      21,500
                                                                    __________
                                                                       125,775

            STEEL - 2.2%
       400  Carpenter Technology .................................      14,000
       400  Cleveland Cliffs, Inc. ...............................      16,000
       900  Commercial Metals Company ............................      29,475
       100  Nucor Corporation ....................................       5,075
       900  Oregon Steel Mills, Inc. .............................      13,838
       800  Quanex Corporation ...................................      21,500
     1,000  Steel Technologies, Inc. .............................      12,500
                                                                    __________
                                                                       112,388

            TELECOMMUNICATIONS - 2.2%
       400  Ameritech Corporation ................................      21,050
       500  Bell Atlantic Corporation ............................      29,938
       200  Bellsouth Corporation ................................       7,400
       500  GTE Corporation ......................................      19,250
       400  Nynex Corporation ....................................      17,400
       300  Southern New England Telecommunications ..............      11,062
       200  Sprint Corporation ...................................       7,775
                                                                    __________
                                                                       113,875
                                                                    __________
            Total common stocks -
              (cost $1,749,717) - 34.5% ..........................   1,806,662


            U.S. GOVERNMENT & AGENCIES
            --------------------------

            FEDERAL HOME LOAN MORTGAGE CORPORATION - 5.7%
  $150,000  5.27% - 10/15/96 .....................................     149,692
  $100,000  7.0% - 2020 ..........................................      98,562
   $50,000  7.0% - 2021 ..........................................      48,177
                                                                    __________
                                                                       296,431

            FINANCING CORPORATION - 0.5%
   $75,000  0% - 2010 ............................................      26,441

                             SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

           SECURITY EQUITY FUND - ASSET ALLOCATION SERIES (CONTINUED)

PRINCIPAL
AMOUNT OR
NUMBER OF                                                               MARKET
 SHARES     U.S. GOVERNMENT & AGENCIES (CONTINUED)                      VALUE
--------------------------------------------------------------------------------

            FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.9%
   $48,043  6.5% - 2018 ..........................................     $45,191
   $50,000  6.5% - 2018 ..........................................      47,955
  $130,000  6.95% - 2020 .........................................     125,042
   $40,000  7.5% - 2020 ..........................................      39,392
  $100,000  8.8% - 2025 ..........................................     102,875
                                                                    __________
                                                                       360,455
            U.S. TREASURY BONDS - 0.8%
   $50,000  6.00% - 2026 .........................................      43,936

            U.S. TREASURY NOTES - 0.5%
   $25,000  6.38% - 2002 .........................................      24,819
                                                                    __________
            Total U.S. government & agencies
              (cost $759,730) - 14.4% ............................     752,082

            REAL ESTATE INVESTMENT TRUSTS
            -----------------------------

     2,200  Bre Properties, Inc. .................................      44,000
     3,400  Cambridge Shopping Centres, Ltd. .....................      22,837
     2,500  Federal Realty Investment Trust ......................      58,750
     4,000  First Union Real Estate Investment Trust .............      26,000
     1,700  HRE Properties .......................................      25,925
     2,500  MGI Properties, Inc. .................................      46,875
     5,500  New Plan Realty Trust ................................     118,250
     1,400  Pennsylvania Real Estate Investment Trust ............      29,750
     2,000  Santa Anita Realty Enterprises, Inc. .................      36,500
     6,800  Security Capital Pacific Trust .......................     143,650
     5,300  United Dominion Realty Trust .........................      74,200
     3,350  Washington Real Estate Investment Trust ..............      53,600
     2,400  Weingarten Realty Investors ..........................      93,000
                                                                    __________
            Total real estate investment trusts
              (costs $747,996) - 14.8% ...........................     773,337


NUMBER OF                                                               MARKET
 SHARES     FOREIGN STOCKS                                              VALUE
--------------------------------------------------------------------------------

            BELGIUM - 4.8%
       500  Cementbedrijven Cimenteries ..........................     $36,955
       500  Delhaize - Le Lion ...................................      27,716
       100  Electrabel ...........................................      22,332
       200  Fortis AG ............................................      28,162
       250  Gevaert Photo Productions ............................      16,486
       100  Petrofina SA .........................................      30,965
       150  Royale Belgium .......................................      29,818
       100  Solvay SA ............................................      60,210
                                                                    __________
                                                                       252,644

            GERMANY - 8.0%
        36  Allianz AG Holdings ..................................      63,561
     1,081  BASF AG ..............................................      33,736
       735  Bayer AG .............................................      26,851
       202  Continental AG .......................................       3,696
       850  Daimler-Benz AG* .....................................      46,672
        14  Degussa AG ...........................................       5,101
       692  Deutsche Bank AG .....................................      32,552
     1,211  Dresdner Bank AG .....................................      31,957
         7  Friedrich Grohe AG - Vorzugsak .......................       1,923
        79  Heidelberger Zement AG ...............................       5,490
       180  Hochtief AG ..........................................       8,497
        14  Linde AG .............................................       8,931
       187  Merck KGAA ...........................................       6,737
         7  Muenchener Rueckversicherungs-Gesellschaft AG ........      15,865
        72  Preussag AG ..........................................      18,056
       122  SAP AG ...............................................      20,149
     1,038  Siemens AG ...........................................      54,627
       634  Veba AG ..............................................      33,220
                                                                    __________
                                                                       417,621

            HONG KONG - 5.1%
     3,600  Bank of East Asia ....................................      13,245
     5,000  Cathay Pacific Airways ...............................       8,115
     4,000  China Light and Power Company ........................      18,622
     8,000  Chinese Estates ......................................       7,242
     1,600  Dicksons Concept International .......................       5,193
     4,000  Hong Kong and Shanghai Hotels ........................       7,216
    18,410  Hong Kong Telecommunications .........................      33,330
     8,000  Hutchinson Whampoa Limited ...........................      53,795

                             SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

           SECURITY EQUITY FUND - ASSET ALLOCATION SERIES (CONTINUED)

NUMBER OF                                                               MARKET
 SHARES     FOREIGN STOCKS (CONTINUED)                                  VALUE
--------------------------------------------------------------------------------

            HONG KONG (CONTINUED)
     2,000  Kumagai Gumi .........................................      $1,862
     2,000  Lai-Sun Garment International ........................       2,741
     3,000  Oriental Press Group .................................       1,455
     2,000  Peregrine Investments Holdings .......................       3,168
     8,000  Sun Hung Kai Properties ..............................      85,090
    12,000  Tai Cheung Holdings ..................................       9,543
     2,400  Wing Lung Bank .......................................      14,121
                                                                    __________
                                                                       264,738

            ITALY - 5.4%
     2,475  Assicurazioni Generali ...............................      52,685
    11,000  Banco Commerciale Italiane ...........................      21,970
     4,000  Edison Spa ...........................................      24,940
     7,000  Fiat Spa .............................................      19,684
    16,638  Ina-Instituto Naz Assicuraz ..........................      24,104
     3,208  Instituto Mobiliare Italiano .........................      27,273
     3,500  Mediobanca* ..........................................      20,236
    29,600  Montedison Spa* ......................................      19,136
    18,821  Telecom Italia Mobile Spa ............................      41,796
    15,000  Telecom Italia-Spa ...................................      33,360
                                                                    __________
                                                                       285,184

            JAPAN - 9.6%
     2,000  The Bank of Tokyo-Mitsubishi .........................      43,636
         1  East Japan Railway Company ...........................       4,831
     1,000  Hitachi, Ltd. (Hit. Seisakusho) ......................       9,697
     1,000  Itoham Foods .........................................       7,138
     1,000  Japan Energy Corporation .............................       3,529
     3,000  Kawasaki Heavy Industries ............................      14,465
     1,000  Marui Company, Ltd. ..................................      19,304
     1,000  Matsushita Electric Industrial Company, Ltd. .........      16,790
     2,000  Mitsubishi Corporation ...............................      25,499
     2,000  Mitsubishi Heavy Industrial, Ltd. ....................      16,287
     3,000  Mitsubishi Materials Corporation .....................      14,384
     1,000  Nippon Comsys Corporation ............................      13,468
     1,000  Nippon Shokubai K.K. Company .........................       8,817
     2,000  NSK Limited ..........................................      13,702
       200  Oyo Corporation ......................................      10,325
       100  Sega Enterprises .....................................       4,355
     2,000  Sekisui House, Ltd. ..................................      21,908
     3,000  Shimizu Corporation ..................................      29,630
     1,000  Shin-Etsu Chemical Company ...........................      17,957
     2,000  Sumitomo Bank ........................................      36,992


NUMBER OF                                                               MARKET
 SHARES     FOREIGN STOCKS (CONTINUED)                                  VALUE
--------------------------------------------------------------------------------

            JAPAN (CONTINUED)
     4,000  Sumitomo Chemical Company ............................     $18,532
     1,000  Sumitomo Marine and Fire .............................       7,883
     1,000  Tokyo Dome Corporation ...............................      20,651
     1,800  Tokyo Electric Power .................................      43,636
     3,000  Tokyu Corporation ....................................      21,118
     1,000  Toyoda Auto Loom Works ...............................      19,035
     1,000  Toyota Motor Corporation .............................      25,589
     2,000  Yamaichi Securities ..................................      12,301
                                                                    __________
                                                                       501,459
                                                                    __________
            Total foreign stocks
              (cost $1,667,743) - 32.9% ..........................   1,721,646


            FOREIGN WARRANTS
            ----------------
            HONG KONG - 0.0%
       400  Kumagai Gumi - Warrants 6/30/98                                 77
       200  Peregrine Investments Holdings - Warrants 5/15/98               37
                                                                    __________
                                                                           114
                                                                    __________
            Total foreign warrants
              (cost $0) - 0.0% ...................................         114


            TEMPORARY CASH INVESTMENTS
    83,000  Chase Master Note ....................................      83,000

            Total temporary cash investments
              (cost $83,000) - 1.6% ..............................      83,000
                                                                    __________
            Total investments -
              (cost $5,086,971) - 99.7% ..........................   5,213,060
            Cash and other assets,
              liabilities - 0.3% .................................      17,112
                                                                    __________
            Total net assets - 100.0%                               $5,230,172
                                                                    ==========

                             SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                               SECURITY ULTRA FUND

NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS                                               VALUE
--------------------------------------------------------------------------------

            ADVERTISING - 0.8%
    13,500  Omnicom Group, Inc. ..................................    $631,125

            BANKS & TRUSTS - 1.3%
    18,000  State Street Boston Corporation ......................   1,032,750

            BIOTECHNOLOGY - 1.0%
    12,500  Amgen, Inc.* .........................................     789,063

            BROKERAGE - 1.4%
    47,000  Schwab (Charles) Corporation .........................   1,086,875

            BUSINESS SERVICES - 9.7%
    14,500  APAC Teleservices, Inc.* .............................     743,125
    11,000  Cintas Corporation ...................................     616,000
    21,000  Concord EFS, Inc.* ...................................     540,750
    12,750  Corestaff, Inc.* .....................................     341,062
    22,000  Corrections Corporation of America* ..................     687,500
    31,500  Equifax, Inc. ........................................     830,813
    11,530  First Data Corporation ...............................     941,136
    14,000  Ha-Lo Industries, Inc.* ..............................     406,000
    35,250  PMT Services, Inc.* ..................................     713,813
    16,500  Paychex, Inc. ........................................     957,000
    20,250  Snap-On, Inc. ........................................     650,531
                                                                   ___________
                                                                     7,427,730

            CHEMICALS - SPECIALTY - 2.5%
    16,000  IMC Global, Inc. .....................................     626,000
    16,000  Praxair, Inc. ........................................     688,000
    11,000  Sigma-Aldrich ........................................     627,000
                                                                   ___________
                                                                     1,941,000

            COMMUNICATIONS - EQUIPMENT - 6.4%
    11,000  Ascend Communications, Inc.* .........................     727,375
    15,500  Aspect Telecommunications* ...........................     964,875
    12,500  Cascade Communications Corporation* ..................   1,018,750
    14,500  Tellabs, Inc.* .......................................   1,024,062
    18,400  U.S. Robotics Corporation* ...........................   1,189,100
                                                                   ___________
                                                                     4,924,162

            COMPUTER SOFTWARE - 19.7%
     7,500  BMC Software* ........................................     596,250
     8,000  CBT Group PLC ADR* ...................................     376,000
    20,250  Cadence Design Systems, Inc.* ........................     723,937
    33,500  Cambridge Technology Partners (Massachusetts), Inc.* .   1,013,375


NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            COMPUTER SOFTWARE (CONTINUED)
     8,000  Clarify, Inc.* .......................................    $496,000
    39,000  Cognos, Inc. (Cl. F)* ................................   1,272,375
     9,000  Electronics For Imaging, Inc.* .......................     645,750
    15,500  HBO & Company ........................................   1,034,625
    11,000  HCIA, Inc.* ..........................................     660,000
     8,000  HNC Software, Inc.* ..................................     320,000
    14,500  Informix Corporation* ................................     404,188
     9,500  INSO Corporation* ....................................     515,375
    10,000  McAfee Associates* ...................................     690,000
    13,000  Medic Computer Systems* ..............................     472,875
    10,000  Pairgain Technologies, Inc.* .........................     781,250
    25,000  Parametric Technology Corporation* ...................   1,234,375
    10,500  Peoplesoft, Inc.* ....................................     874,125
    14,500  Project Software & Development* ......................     612,625
    15,446  Pure Atria Corporation* ..............................     583,086
     6,500  Veritas Software Corporation* ........................     459,875
    33,500  Viasoft, Inc.* .......................................   1,407,000
                                                                   ___________
                                                                    15,173,086

            COMPUTER SYSTEMS - 2.9%
    14,500  Dell Computer Corporation* ...........................   1,127,375
    14,000  SCI Systems, Inc.* ...................................     787,500
     7,000  Verifone, Inc.* ......................................     313,250
                                                                   ___________
                                                                     2,228,125

            CONSUMER SERVICES - 1.3%
    15,000  Apollo Group, Inc.* ..................................     401,250
    17,500  Stewart Enterprises, Inc. (Cl. A) ....................     590,625
                                                                   ___________
                                                                       991,875

            ELECTRONICS - 1.2%
    22,500  Thermo Electron Corporation* .........................     911,250

            FINANCIAL SERVICES - 1.9%
    22,000  Franklin Resources, Inc. .............................   1,460,250

            HEALTH CARE - 4.9%
    13,500  Cardinal Health, Inc. ................................   1,115,437
    16,500  OccuSystems, Inc.* ...................................     495,000
    24,000  Omnicare, Inc. .......................................     732,000
    20,250  PhyCor, Inc.* ........................................     770,765
     8,500  Quintiles Transnational Corporation* .................     622,625
                                                                   ___________
                                                                     3,735,827

            HEALTH CARE - HMO - 0.5%
     7,700  Oxford Health Plans* .................................     383,075

                             SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                               SECURITY ULTRA FUND

NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            HOSPITAL SUPPLIES/MANAGEMENT - 1.4%
    28,500  HEALTHSOUTH Corporation* .............................  $1,093,687

            HOTEL/MOTEL - 2.5%
    18,500  HFS, Inc.* ...........................................   1,237,188
    33,750  La Quinta Inns, Inc. .................................     658,125
                                                                   ___________
                                                                     1,895,313

            INSURANCE - 2.7%
    27,500  AFLAC, Inc. ..........................................     976,250
    32,000  SunAmerica, Inc. .....................................   1,104,000
                                                                   ___________
                                                                     2,080,250

            MANUFACTURING - 1.0%
    10,500  Illinois Tool Works ..................................     757,313

            MEDICAL PRODUCTS - 3.0%
    15,500  Guidant Corporation ..................................     856,375
    19,500  Hologic, Inc.* .......................................     546,000
    25,000  Rexall Sundown, Inc.* ................................     912,500
                                                                   ___________
                                                                     2,314,875

            OFFICE EQUIPMENT & SUPPLIES - 2.5%
    15,500  Corporate Express, Inc.* .............................     602,563
    11,000  Diebold, Inc. ........................................     642,125
    23,000  Viking Office Products, Inc.* ........................     690,000
                                                                   ___________
                                                                     1,934,688

            OIL & GAS DRILLING - 1.6%
    25,000  Global Marine, Inc.* .................................     393,750
    20,000  Noble Affiliates, Inc. ...............................     845,000
                                                                   ___________
                                                                     1,238,750

            OIL & GAS EXPLORATION - 0.9%
    16,500  Sonat, Inc. ..........................................     730,125

            PACKAGING & CONTAINERS - 0.4%
     9,000  Sealed Air Corporation* ..............................     335,250

            PHARMACEUTICALS - 2.9%
    36,000  Dura Pharmaceuticals, Inc.* ..........................   1,327,500
    19,000  Jones Medical Industries, Inc. .......................     921,500
                                                                   ___________
                                                                     2,249,000

            POLLUTION CONTROL - 2.1%
    19,500  Superior Services, Inc.* .............................     312,000
    16,500  United States Filter Corporation* ....................     563,063
    21,000  United Waste Systems, Inc.* ..........................     729,750
                                                                   ___________
                                                                     1,604,813

            RESTAURANTS - 2.0%
    29,500  Landry's Seafood Restaurants* ........................     737,500
    14,750  Papa John's International, Inc.* .....................     774,375
                                                                   ___________
                                                                     1,511,875


NUMBER OF                                                               MARKET
 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            RETAIL - 9.5%
    16,000  Bed Bath & Beyond, Inc.* .............................    $438,000
     9,500  CDW Computer Centers, Inc.* ..........................     648,375
    18,750  Claire's Stores* .....................................     400,781
    20,000  Dollar General Corporation ...........................     622,500
     5,500  Fila Holdings SPA ADR ................................     528,687
    18,000  Gadzooks* ............................................     625,500
     6,500  Jones Apparel Group, Inc. ............................     414,375
    10,000  Just For Feet, Inc.* .................................     501,250
    20,000  Kohl's Corporation* ..................................     720,000
    12,000  Nine West Group, Inc.* ...............................     651,000
    46,375  Staples, Inc.* .......................................   1,028,945
     8,000  Tiffany & Company ....................................     320,000
    11,000  West Marine, Inc.* ...................................     363,000
                                                                   ___________
                                                                     7,262,413

            SEMICONDUCTORS - 3.4%
    11,000  Altera Corporation* ..................................     556,875
    27,500  Analog Devices, Inc.* ................................     745,937
    11,000  Atmel Corporation* ...................................     339,625
    10,000  Linear Technology Corporation ........................     368,750
    18,000  Xilinx, Inc.* ........................................     612,000
                                                                   ___________
                                                                     2,623,187

            TEXTILES - APPAREL - 0.9%
    11,500  Tommy Hilfiger Corporation* ..........................     681,375

            TRANSPORTATION - 0.6%
    13,500  Illinois Central Corporation .........................     426,939
                                                                   ___________

            Total common stocks
              (cost $54,337,203) - 92.9% .........................  71,456,046
                                                                   ___________
            Total investments
              (cost $54,337,203) - 92.9% .........................  71,456,046
            Cash and other assets,
              less liabilities - 7.1% ............................   5,472,389
                                                                   ___________
            Total net assets - 100.0% ............................ $76,928,435
                                                                   ===========

The identified cost of investments owned at September 30, 1996, was the same for federal income tax and financial statement purposes, except for Ultra Fund for which the identified cost of investments for federal income tax purposes was $54,391,123.

*Securities on which no cash dividend was paid during the preceding twelve months.

ADR (American Depositary Receipt)

(1) Deferred interest obligation; currently zero coupon under terms of initial offering.

(2) Restricted Security (a portfolio security that may be sold privately, but that is required to be registered with the SEC or to be exempted from such registration before it may be sold in public distribution). The total value of restricted securities in Security Growth and Income Fund is 1.2% of total net assets.

                             SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------

BALANCE SHEETS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

                                                                                   SECURITY EQUITY FUND
                                                                       -------------------------------------------
                                                   SECURITY                                               ASSET            SECURITY
                                                  GROWTH AND           EQUITY           GLOBAL          ALLOCATION          ULTRA
                                                  INCOME FUND          SERIES           SERIES            SERIES            FUND
                                                  ----------------------------------------------------------------------------------
ASSETS
Investments, at value (identified cost
   $57,545,427, $413,186,524,
   $21,611,906, $5,086,971 and
   $54,337,203, respectively) ..................  $72,767,429       $585,862,119      $23,562,001       $5,213,060      $71,456,046
Commercial paper, at amortized cost
   which approximates market value .............           --            698,569               --               --               --
Cash ...........................................    2,626,784         30,227,821        3,300,894              986        5,576,094
Receivables:
   Fund shares sold ............................        7,170            698,756          185,812           28,025           65,839
   Securities sold .............................      762,411          4,204,469           35,311               --           54,911
   Foreign forward exchange contracts ..........           --                 --           73,725               --               --
   Dividends ...................................      326,455            799,590           54,783            7,516           15,076
   Interest ....................................        4,424            130,532           11,246            5,908           15,996
   Foreign taxes recoverable ...................           --                 --           27,074              927               --
Prepaid expenses ...............................           --                 --               --            6,532               --
                                                  ___________       ____________      ___________     ____________      ___________
          Total assets .........................  $76,494,673       $622,621,856      $27,250,846       $5,262,954      $77,183,962
                                                  ===========       ============      ===========     ============      ===========

LIABILITIES AND NET ASSETS
Liabilities:
   Payable for:
     Fund shares redeemed ......................      $92,842           $300,369          $64,517             $634          $34,798
     Securities purchased ......................      800,000          7,259,213          212,697               --          137,437
   Other Liabilities:
     Management fees ...........................       79,730            524,858           40,330            6,326           80,777
     Custodian fees ............................           --                 --               --              361               --
     Transfer and administration fees ..........           --                 --               --            4,400               --
     12b-1 distribution plan fees ..............        1,807             30,977            4,790            2,279            2,515
     Miscellaneous fees ........................           --              3,763               --           18,782               --
                                                  ___________       ____________      ___________     ____________      ___________
       Total liabilities .......................      974,379          8,119,180          322,334           32,782          255,527
Net Assets:
   Paid in capital .............................   54,388,672        392,830,437       22,674,750        4,863,583       55,074,630
   Undistributed net investment income .........      182,698          2,728,863          671,849          112,622               --
   Accumulated undistributed net realized
     gain on sale of investments, futures
     and foreign currency transactions .........    5,726,922         46,267,781        1,558,961          127,889        4,734,962
   Net unrealized appreciation in value
     of investments, futures and
     translation of assets and liabilities
     in foreign currencies .....................   15,222,002        172,675,595        2,022,952          126,078       17,118,843
                                                  ___________       ____________      ___________     ____________      ___________
       Net assets ..............................   75,520,294        614,502,676       26,928,512        5,230,172       76,928,435
                                                  ___________       ____________      ___________     ____________      ___________
         Total liabilities and net assets ......  $76,494,673       $622,621,856      $27,250,846       $5,262,954      $77,183,962
                                                  ===========       ============      ===========     ============      ===========

CLASS "A" SHARES
   Capital shares outstanding ..................    8,099,424         76,389,986        1,582,223          221,414        8,994,692
   Net assets ..................................  $73,273,461       $575,680,473      $19,643,985       $2,449,515      $74,230,177
   Net asset value per share (net
     assets divided by shares outstanding) .....        $9.05              $7.54           $12.42           $11.06           $ 8.25
   Add: Selling commission (5.75% of the
     offering price) ...........................         0.55               0.46             0.76             0.67             0.50
                                                  ___________       ____________      ___________     ____________      ___________
   Offering price per share (net asset
     value divided by 94.25%) ..................        $9.60              $8.00           $13.18           $11.73            $8.75
                                                  ===========       ============      ===========     ============      ===========

CLASS "B" SHARES
   Capital shares outstanding ..................      251,446          5,275,526          598,242          253,411          336,000
   Net assets ..................................   $2,246,833        $38,822,203       $7,284,527       $2,780,657       $2,698,258
   Net asset value per share
     (net assets divided by shares outstanding).        $8.94              $7.36           $12.18           $10.97            $8.03
                                                  ===========       ============      ===========     ============      ===========

                             See accompanying notes.
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1996

                                                                                  SECURITY EQUITY FUND
                                                                       -------------------------------------------
                                                   SECURITY                                               ASSET            SECURITY
                                                  GROWTH AND           EQUITY           GLOBAL          ALLOCATION          ULTRA
                                                  INCOME FUND          SERIES           SERIES            SERIES            FUND
                                                  ----------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest ....................................   $1,348,538         $1,238,261          $80,041         $108,168         $198,794
   Dividends ...................................    1,068,605          8,213,370          455,115           86,911          260,084
                                                  ___________       ____________      ___________     ____________      ___________
                                                    2,417,143          9,451,631          535,156          195,079          458,878
     Less foreign tax expense ..................           --                 --          (47,577)          (1,779)              --
                                                  ___________       ____________      ___________     ____________      ___________
       Total investment income .................    2,417,143          9,451,631          487,579          193,300          458,878

EXPENSES:
   Management fees .............................      919,674          5,528,818          470,077           39,560          862,190
   Custodian fees ..............................           --                 --               --            3,674               --
   Transfer/maintenance fees ...................           --                 --               --            5,571               --
   Administration fees .........................           --                 --               --           36,957               --
   Directors' fees .............................           --                 --               --               72               --
   Professional fees ...........................           --                 --               --           11,284               --
   Reports to shareholders .....................           --                 --               --              974               --
   Registration fees ...........................           --                 --               --           25,949               --
   Other expenses ..............................           --                 --               --            6,286               --
   12b-1 distribution plan fees (Class B) ......       16,080            279,934           59,852           22,229           36,559
   Interest ....................................           --                 --               --              193               --
   Reimbursement of expenses ...................           --                 --               --          (43,856)              --
                                                  ___________       ____________      ___________     ____________      ___________
     Total expenses ............................      935,754          5,808,752          529,929          108,893          898,749
                                                  ___________       ____________      ___________     ____________      ___________
       Net investment income (loss) ............    1,481,389          3,642,879          (42,350)          84,407         (439,871)

NET REALIZED AND UNREALIZED GAIN (LOSS):

   Net realized gain (loss) during the year on:
     Investments ...............................    6,097,347         54,909,397        2,087,000          198,823        7,783,798
     Foreign currency transactions .............           --                 --          580,735           (5,918)              --
     Futures contracts .........................           --                 --               --           59,868           81,216
                                                  ___________       ____________      ___________     ____________      ___________
       Net realized gains ......................    6,097,347         54,909,397        2,667,735          252,773        7,865,014

   Net change in unrealized appreciation
     (depreciation) during the year on:
     Investments ...............................    5,572,992         59,008,440        1,018,925           36,071        2,292,201
     Translation of assets and liabilities
       in foreign currencies ...................           --                 --           72,857              (11)              --
     Futures contracts .........................           --                 --               --           13,545               --
                                                  ___________       ____________      ___________     ____________      ___________
       Net unrealized appreciation .............    5,572,992         59,008,440        1,091,782           49,605        2,292,201
                                                  ___________       ____________      ___________     ____________      ___________
         Net gain ..............................   11,670,339        113,917,837        3,759,517          302,378       10,157,215
                                                  ___________       ____________      ___________     ____________      ___________

           Net increase in net assets
             resulting from operations .........  $13,151,728       $117,560,716       $3,717,167         $386,785       $9,717,344
                                                  ===========       ============      ===========     ============      ===========

                             See accompanying notes.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1996

                                                                                  SECURITY EQUITY FUND
                                                                       -------------------------------------------
                                                   SECURITY                                               ASSET            SECURITY
                                                  GROWTH AND           EQUITY           GLOBAL          ALLOCATION          ULTRA
                                                  INCOME FUND          SERIES           SERIES            SERIES            FUND
                                                  ----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss) ................   $1,481,389         $3,642,879         $(42,350)         $84,407        $(439,871)
   Net realized gain ...........................    6,097,347         54,909,397        2,667,735          252,773        7,865,014
   Unrealized appreciation during the year .....    5,572,992         59,008,440        1,091,782           49,605        2,292,201
                                                  ___________       ____________      ___________     ____________      ___________
     Net increase in net assets
       resulting from operations ...............   13,151,728        117,560,716        3,717,167          386,785        9,717,344

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
     Class A ...................................   (1,303,374)        (4,154,225)        (357,503)         (59,841)              --
     Class B ...................................      (16,567)           (64,778)         (72,239)         (50,821)              --
   Net realized gain
     Class A ...................................   (2,290,075)       (33,371,334)        (224,880)         (30,468)      (7,109,009)
     Class B ...................................      (44,993)        (1,836,652)         (77,719)         (31,088)        (500,515)
                                                  ___________       ____________      ___________     ____________      ___________
     Total distributions to shareholders .......   (3,655,009)       (39,426,989)        (732,341)        (172,218)      (7,609,524)

CAPITAL SHARE TRANSACTIONS (A):
   Proceeds from sale of shares
     Class A ...................................    3,975,290        299,520,899        5,778,490          682,087       27,602,365
     Class B ...................................    1,200,271         93,534,094        2,179,465        1,119,612        3,050,423
   Dividends reinvested
     Class A ...................................    3,265,411         34,973,081          570,969           89,987        6,772,088
     Class B ...................................       60,327          1,882,247          149,212           81,908          500,487
   Shares redeemed
     Class A ...................................  (10,667,756)      (273,412,317)      (5,192,505)        (337,484)     (28,420,959)
     Class B ...................................     (369,561)       (79,755,552)      (1,236,321)         (55,397)      (6,164,145)
                                                  ___________       ____________      ___________     ____________      ___________
     Net increase (decrease) from
       capital share transactions ..............   (2,536,018)        76,742,452        2,249,310        1,580,713        3,340,259
                                                  ___________       ____________      ___________     ____________      ___________
         Total increase in net assets ..........    6,960,701        154,876,179        5,234,136        1,795,280        5,448,079

NET ASSETS:
   Beginning of year ...........................   68,559,593        459,626,497       21,694,376        3,434,892       71,480,356
                                                  ___________       ____________      ___________     ____________      ___________
   End of year .................................  $75,520,294       $614,502,676      $26,928,512       $5,230,172      $76,928,435
                                                  ===========       ============      ===========     ============      ===========
Undistributed net investment income
   at end of year ..............................     $182,698         $2,728,863         $671,849         $112,622              $--
                                                  ===========       ============      ===========     ============      ===========
   (a) Shares issued and redeemed
       Shares sold
         Class A ...............................      474,232         43,657,565          491,586           63,688        3,632,551
         Class B ...............................      143,440         13,771,902          186,645          104,927          412,321
       Dividends reinvested
         Class A ...............................      404,486          5,483,525           52,399            8,801          996,776
         Class B ...............................        7,601            300,151           13,842            8,014           75,103
       Shares redeemed
         Class A ...............................   (1,281,262)       (39,986,054)        (447,772)         (31,916)      (3,688,397)
         Class B ...............................      (43,575)       (11,797,000)        (107,952)          (5,145)        (820,769)
                                                  ___________       ____________      ___________     ____________      ___________
           Net increase (decrease) .............     (295,078)        11,430,089          188,748          148,369         (607,585)
                                                  ===========       ============      ===========     ============      ===========

                             See accompanying notes.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1996

                                                                                  SECURITY EQUITY FUND
                                                                       -------------------------------------------
                                                   SECURITY                                               ASSET            SECURITY
                                                  GROWTH AND           EQUITY           GLOBAL          ALLOCATION          ULTRA
                                                  INCOME FUND          SERIES           SERIES            SERIES            FUND
                                                  ----------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss) ................   $1,407,287         $3,304,987         $(91,058)         $13,792        $(223,015)
   Net realized gain ...........................    1,984,078         27,972,416          419,260           61,764        4,989,643
   Unrealized appreciation
     during the period .........................    8,482,309         69,736,879           95,995           76,473        8,466,565
                                                  ___________       ____________      ___________     ____________      ___________
     Net increase in net assets resulting
       from operations .........................   11,873,674        101,014,282          424,197          152,029       13,233,193

DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income
     Class A ...................................   (1,378,072)                --               --               --               --
     Class B ...................................      (11,951)                --               --               --               --
   Net realized gain
     Class A ...................................   (1,912,997)       (26,300,092)        (347,497)              --       (1,149,264)
     Class B ...................................      (23,632)          (690,558)         (84,333)              --          (28,504)
                                                  ___________       ____________      ___________     ____________      ___________
     Total distributions to shareholders .......   (3,326,652)       (26,990,650)        (431,830)              --       (1,177,768)

CAPITAL SHARE TRANSACTIONS (A):
   Proceeds from sale of shares
     Class A ...................................    2,681,709        159,433,767        4,130,645        1,846,588       97,988,749
     Class B ...................................      635,799         36,310,779        3,765,671        1,469,193       10,247,969
   Dividends reinvested
     Class A ...................................    2,965,256         24,498,993          340,567               --        1,088,376
     Class B ...................................       34,468            690,184           84,001               --           28,502
   Shares redeemed
     Class A ...................................  (11,959,939)      (172,929,497)      (8,249,891)         (28,739)    (105,077,941)
     Class B ...................................     (340,406)       (28,090,274)      (2,457,097)          (4,179)      (6,799,714)
                                                  ___________       ____________      ___________     ____________      ___________
       Net increase (decrease) from
         capital share transactions ............   (5,983,113)        19,913,952       (2,386,104)       3,282,863       (2,524,059)
                                                  ___________       ____________      ___________     ____________      ___________
         Total increase (decrease)
           in net assets .......................    2,563,909         93,937,584       (2,393,737)       3,434,892        9,531,366

NET ASSETS:
   Beginning of period .........................   65,995,684        365,688,913       24,088,113               --       61,948,990
                                                  ___________       ____________      ___________     ____________      ___________
   End of period ...............................  $68,559,593       $459,626,497      $21,694,376       $3,434,892      $71,480,356
                                                  ===========       ============      ===========     ============      ===========
Undistributed net investment income
   at end of period ............................      $17,267         $3,304,987         $135,605          $13,792              $--
                                                  ===========       ============      ===========     ============      ===========
   (a) Shares issued and redeemed
       Shares sold
         Class A ...............................      380,257         27,957,351          395,288          183,574       13,881,834
         Class B ...............................       91,007          6,432,534          366,335          146,016        1,427,321
       Dividends reinvested
         Class A ...............................      434,705          4,858,020           33,389               --          164,781
         Class B ...............................        5,126            138,507            8,325               --            4,328
       Shares redeemed
         Class A ...............................   (1,697,766)       (30,292,120)        (799,467)          (2,733)     (14,892,245)
         Class B ...............................      (48,979)        (4,927,928)        (237,369)            (401)        (946,401)
                                                  ___________       ____________      ___________     ____________      ___________
           Net increase (decrease) .............     (835,650)         4,166,364         (233,499)         326,456         (360,382)
                                                  ===========       ============      ===========     ============      ===========
*Period June 1, 1995 (inception) through September 30, 1995.

                             See accompanying notes.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                                            AVERAGE
                            NET                                                                              RATIO          COMMIS-
                          GAINS OR             DIVI-                                                 RATIO   OF NET          SION
          NET             LOSSES     TOTAL     DENDS                                          NET    OF EX-  INCOME          PAID
FISCAL   ASSET      NET   ON SEC-    FROM     (FROM     DISTRI-              NET             ASSETS  PENSES  (LOSS)   PORT-  PER
 YEAR    VALUE    INVEST- URITIES   INVEST-    NET      BUTIONS             ASSET            END OF    TO    TO AVE-  FOLIO INVEST-
ENDED    BEGIN-    MENT  (REALIZED   MENT     INVEST-    (FROM     TOTAL    VALUE    TOTAL   PERIOD  AVERAGE  RAGE    TURN-   MENT
SEPTEM-  NING OF  INCOME & UNREAL-   OPERA-   MENT      REALIZED  DISTRI-   END OF  RETURN   (THOU-    NET     NET    OVER  SECURITY
BER 30   PERIOD   (LOSS)   IZED)     TIONS    INCOME)    GAINS)   BUTIONS   PERIOD    (A)    SANDS)  ASSETS  ASSETS   RATE   TRADED
------------------------------------------------------------------------------------------------------------------------------------
                                            SECURITY GROWTH AND INCOME FUND (CLASS A)(b)

1992      $7.31    $0.35  $(0.016)   $0.334   $(0.343)  $(0.171)  $(0.514)   $7.13   4.70%   $75,436  1.27%    4.79%    74%   $---
1993       7.13     0.21    0.876     1.086    (0.218)   (0.158)   (0.376)    7.84  15.60%    81,982  1.26%    2.80%   135%    ---
1994(c)    7.84     0.13   (0.713)   (0.583)   (0.128)   (0.169)   (0.297)    6.96  (7.60)%   65,328  1.28%    1.70%   163%    ---
1995(g)    6.96     0.16    1.183     1.343    (0.158)   (0.215)   (0.373)    7.93  20.25%    67,430  1.31%    2.21%   130%    ---
1996(g)    7.93     0.18    1.373     1.553    (0.158)   (0.275)   (0.433)    9.05  20.31%    73,273  1.29%    2.09%    69%  0.0625

                                             SECURITY GROWTH AND INCOME FUND (CLASS B)

1994(c)   $7.83    $0.05  $(0.694)  $(0.644)  $(0.117)  $(0.169)  $(0.286)   $6.90  (8.00%)     $668  2.27%   1.03%    178%   $---
1995(g)    6.90     0.08    1.179     1.259    (0.094)   (0.215)   (0.309)    7.85  19.07%     1,130  2.31%   1.21%    130%    ---
1996(g)    7.85     0.09    1.353     1.443    (0.078)   (0.275)   (0.353)    8.94  19.01%     2,247  2.29%   1.09%     69%  0.0625

                                                  SECURITY EQUITY SERIES (CLASS A)

1992      $5.82    $0.09    $.475    $0.565   $(0.132)  $(0.393)  $(0.525)   $5.86  10.20%  $313,582  1.06%   1.48%     83%   $---
1993       5.86     0.12    1.165     1.285    (0.053)   (0.362)   (0.415)    6.73  22.70%   375,565  1.06%   1.95%     95%    ---
1994(c)    6.73     0.05    0.085     0.135    (0.120)   (1.205)   (1.325)    5.54   1.95%   358,237  1.06%   0.86%     79%    ---
1995(g)    5.54     0.04    1.377     1.417       ---    (0.407)   (0.407)    6.55  27.77%   440,339  1.05%   0.87%     95%    ---
1996(g)    6.55     0.05    1.482     1.532    (0.060)   (0.482)   (0.542)    7.54  24.90%   575,680  1.04%   0.75%     64%  0.0609

                                                  SECURITY EQUITY SERIES (CLASS B)

1994(c)   $6.81    $0.01  $(0.005)   $0.005   $(0.12)   $(1.205)  $(1.325)   $5.49  (0.15%)   $7,452  2.07%  (0.01%)    80%   $---
1995(g)    5.49    (0.01)   1.357     1.347      ---     (0.407)   (0.407)    6.43  26.69%    19,288  2.05%  (0.13%)    95%    ---
1996(g)    6.43    (0.02)   1.449     1.429    (0.017)   (0.482)   (0.499)    7.36  23.57%    38,822  2.04%  (0.25%)    64%  0.0609

                                                  SECURITY GLOBAL SERIES (CLASS A)

1994     $10.00   $(0.03)  $0.87     $0.84      $---      $---      $---    $10.84   8.40%   $20,128  2.00%  (0.01%)    73%   $---
(c)(d)
1995(g)   10.84    (0.02)   0.31      0.29       ---     (0.19)    (0.19)    10.94   2.80%    16,261  2.00%  (0.17%)   141%    ---
1996(g)   10.94     0.01    1.874     1.884    (0.248)   (0.156)   (0.404)   12.42  17.73%    19,644  2.00%   0.07%    142%  0.0338

                                                  SECURITY GLOBAL SERIES (CLASS B)

1994      $9.96   $(0.12)  $0.91     $0.79      $---      $---      $---    $10.75   7.90%    $3,960  3.00%  (0.01%)    73%   $---
(c)(d)
1995(g)   10.75    (0.12)   0.30      0.18       ---     (0.19)    (0.19)    10.74   1.79%     5,433  3.00%  (1.17%)   141%    ---
1996(g)   10.74    (0.10)   1.841     1.741    (0.145)   (0.156)   (0.301)   12.18  16.57%     7,285  3.00%  (0.93%)   142%  0.0338

                                             SECURITY ASSET ALLOCATION SERIES (CLASS A)

1995     $10.00    $0.04   $0.50     $0.54      $---      $---      $---    $10.54   5.40%    $1,906  2.00%   1.33%    129%   $---
(e)(f)(g)
1996(g)   10.54     0.25    0.765     1.015    (0.328)   (0.167)   (0.495)   11.06  10.01%     2,449  2.00%   2.32%     75%  0.0247

                                             SECURITY ASSET ALLOCATION SERIES (CLASS B)

1995     $10.00    $0.01   $0.490    $0.500     $---      $---      $---    $10.50   5.00%    $1,529  3.00%   0.31%    129%   $---
(e)(f)(g)
1996(g)   10.50     0.14    0.77      0.91     (0.273)   (0.167)   (0.44)    10.97   8.97%     2,781  3.00%   1.32%     75%  0.0247

                             See accompanying notes.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                                            AVERAGE
                            NET                                                                              RATIO          COMMIS-
                          GAINS OR             DIVI-                                                 RATIO   OF NET          SION
          NET             LOSSES     TOTAL     DENDS                                          NET    OF EX-  INCOME          PAID
FISCAL   ASSET      NET   ON SEC-    FROM     (FROM     DISTRI-              NET             ASSETS  PENSES  (LOSS)   PORT-  PER
 YEAR    VALUE    INVEST- URITIES   INVEST-    NET      BUTIONS             ASSET            END OF    TO    TO AVE-  FOLIO INVEST-
ENDED    BEGIN-    MENT  (REALIZED   MENT     INVEST-    (FROM     TOTAL    VALUE    TOTAL   PERIOD  AVERAGE  RAGE    TURN-   MENT
SEPTEM-  NING OF  INCOME & UNREAL-   OPERA-   MENT      REALIZED  DISTRI-   END OF  RETURN   (THOU-    NET     NET    OVER  SECURITY
BER 30   PERIOD   (LOSS)   IZED)     TIONS    INCOME)    GAINS)   BUTIONS   PERIOD    (A)    SANDS)  ASSETS  ASSETS   RATE   TRADED
------------------------------------------------------------------------------------------------------------------------------------
                                                   SECURITY ULTRA FUND (CLASS A)

1992      $6.72  $(0.090) $(0.202)  $(0.292)    $---    $(0.172)  $(0.172)   $6.66   1.50%   $57,128  1.32%  (0.46%)   142%   $---
1993       6.66   (0.028)   1.791     1.763      ---     (0.293)   (0.293)    8.13  26.80%    71,056  1.30%  (0.50%)   101%    ---
1994(c)    8.13   (0.056)  (0.188)   (0.244)     ---     (1.066)   (1.066)    6.82  (3.60%)   60,695  1.33%  (0.80%)   111%    ---
1995(g)    6.82   (0.02)    1.535     1.515      ---     (0.135)   (0.135)    8.20  22.69%    66,052  1.32%  (0.31%)   180%    ---
1996(g)    8.20   (0.05)    1.096     1.046      ---     (0.996)   (0.996)    8.25  15.36%    74,230  1.31%  (0.61%)   161%  0.0606

                                                   SECURITY ULTRA FUND (CLASS B)

1994(c)   $8.30  $(0.103) $(0.321)  $(0.424)    $---    $(1.066)  $(1.066)   $6.81  (5.70%)   $1,254  2.36%  (1.76%)   110%   $---
1995(g)    6.81   (0.09)    1.525     1.435      ---     (0.135)   (0.135)    8.11  21.53%     5,428  2.32%  (1.32%)   180%    ---
1996(g)    8.11   (0.13)    1.046     0.916      ---     (0.996)   (0.996)    8.03  13.81%     2,698  2.31%  (1.61%)   161%  0.0606

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B shares.

(b) Effective July 6, 1993, Security Growth and Income Fund changed its investment objective from investing for income with secondary emphasis on long-term capital growth to long-term capital growth with secondary emphasis on income. Effective the same date the fund changed its name from Security Investment Fund to Security Growth and Income Fund.

(c) Class "B" Shares were initially capitalized on October 19, 1993. Percentage amounts for the period, except total return, have been annualized. Per share data has been calculated using the average month-end shares outstanding.

(d) Security Global Series was initially capitalized on October 1, 1993, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(e) Security Asset Allocation Series was initially capitalized on June 1, 1995, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return. Per share data has been calculated using average month-end shares outstanding.

(f) Fund expenses were reduced by the Investment Manager during the period and expense ratios absent such reimbursement would have been as follows:

                                             1995      1996
                                             ----      ----
     Asset Allocation Series    Class A      3.6%      3.1%
                                Class B      4.7%      3.9%

(g) Net investment income (loss) was computed using average shares outstanding throughout the period.

                             See accompanying notes.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
SEPTEMBER 30, 1996

1.  SIGNIFICANT ACCOUNTING POLICIES

     Security Growth and Income, Equity and Ultra Funds (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of Security Equity Fund are currently issued in three Series, the Equity Series, the Global Series, and the Asset Allocation Series, with each Series, in effect representing a separate Fund. The Funds began offering an additional class of shares ("B" shares) to the public on October 19, 1993. The shares are offered without a front-end sales charge but incur additional class - specific expenses. Redemptions of the shares within five years of acquisition incur a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION - Valuations of the Funds' securities are supplied by a pricing service approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on prices from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or the Funds' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value. The Funds generally will value short-term debt securities at prices based on market quotations for securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. The Global Series' and Asset Allocation Series' investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Global Series and Asset Allocation Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

     B. FOREIGN CURRENCY TRANSACTIONS - The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

     Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Global Series and Asset Allocation Series may enter into forward foreign exchange contracts in order to manage against foreign currency risk from purchase or sale of securities denominated in foreign currency. Global Series and Asset Allocation Series may also enter into such contracts to manage changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the statement of operations. These contracts involve market risk in excess of the amount reflected in the balance sheet. The face or contract amount in U.S. dollars reflects the total exposure the Global Series and Asset Allocation Series have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

     D. FUTURES - Asset Allocation Series and Ultra Fund utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. Asset Allocation Series and Ultra Fund may purchase futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, the Asset Allocation Series and Ultra Fund may pay departing shareholders from its cash balances and reduce their futures positions accordingly. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds are required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the Funds. The Funds realize a gain or loss when the contract is closed or expires. There were no futures contracts held by the Funds at September 30, 1996.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     E. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) plus foreign taxes recoverable (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized.

     F. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments relating to the expiration of net operating losses and the recharacterization of foreign currency gains and losses.

     G. TAXES - The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

2.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Under terms of the investment advisory contract, Security Management Company (SMC) agrees to provide, or arrange for others to provide, all the services required by the Funds for a single fee (except for the Asset Allocation Series of Security Equity Fund), including investment advisory services, transfer agent services and certain other administrative services. For Growth and Income Fund, Equity Series and Ultra Fund this fee is equal to 2% of the first $10 million of the average daily closing value of each Fund's net assets, 1 1/2% of the next $20 million, and 1% of the remaining net assets of the Fund for the fiscal year. For Global Series this fee is equal to 2% of the first $70 million of the average daily closing value of the Series' net assets and 1 1/2% of the remaining average net assets of the Series for the fiscal year. Additionally, SMC agrees to assume all of the Funds' expenses, except for its fee and the expenses of interest, taxes, brokerage commissions and extraordinary items and Class B distribution fees. SMC also serves as Investment Advisor to the Asset Allocation Series, and accordingly receives a fee equal to 1% of the average net assets of this Series.

     SMC also acts as the administrative agent and transfer agent for the Asset Allocation Series, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for the Series. For these services, the Investment Manager receives an administrative fee equal to .045% of the average daily net assets of the Series plus the greater of .10% of its average net assets or (i) $45,000 in the year ending June 1, 1997; and (ii) $60,000 thereafter. For transfer agent services, SMC is paid an annual fixed charge per account as well as a transaction fee for all shareholder and dividend payments.

     SMC pays a Sub-Advisor, Lexington Management Corporation (LMC), an annual fee in an amount equal to .50% of the average daily net assets of Global Series, for investment advisory and certain administrative services provided to the Global Series. SMC pays Templeton/Franklin Investment Services, Inc. for research provided to the Asset Allocation Series, an annual fee equal to .30% of the first $50 million of the average net assets of the Asset Allocation Series invested in equity securities and .25% of the average equity security assets in excess of $50 million. SMC also pays Meridian Management Corporation for research provided to the Asset Allocation Series an annual fee equal to .20% of the average net assets of that Series. SMC has agreed to limit the total expenses of the Asset Allocation Series to 2% of the average net assets, excluding 12b-1 fees.

     For the Asset Allocation Series, SMC and Meridian Management Corporation have agreed to waive their portions of the management fees to December 31, 1996.

     The Funds have adopted Distribution Plans related to the offering of Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans provide for payments at an annual rate of 1.0% of the average net assets of each Fund's Class B shares.

     Security Distributors, Inc. (SDI), a wholly-owned subsidiary of SMC and the national distributor for the Funds, received net underwriting commissions after allowances to brokers and dealers in the amounts presented in the following table:

                                                             ASSET
                      GROWTH AND     EQUITY      GLOBAL   ALLOCATION     ULTRA
                     INCOME FUND     SERIES      SERIES     SERIES       FUND
                     -----------------------------------------------------------
SDI underwriting        $7,615      $107,976      $3,907       $911     $9,163
Broker/Dealer          $30,541      $761,334     $25,565     $6,482    $33,172

     Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

3.  FEDERAL INCOME TAX MATTERS

     For federal income tax purposes, the amounts of unrealized appreciation (depreciation) at September 30, 1996, were as follows:

                                                           ASSET
                    GROWTH AND     EQUITY       GLOBAL   ALLOCATION     ULTRA
                    INCOME FUND    SERIES       SERIES     SERIES       FUND
                   -------------------------------------------------------------
Gross unrealized
  appreciation     $15,608,749  $173,772,495  $2,757,579  $266,330  $17,462,661

Gross unrealized
  depreciation        (386,747)   (1,096,900)   (734,627) (140,252)    (397,738)
                   -------------------------------------------------------------
Net unrealized
  appreciation     $15,222,002  $172,675,595  $2,022,952  $126,078  $17,064,923
                   =============================================================

The Growth and Income Fund, Equity Series, Global Series and Ultra Fund hereby respectively designate $959,581, $25,710,137, $19,397, and $6,430,082 as capital gain dividends paid during the fiscal year ended September 30, 1996, for the purpose of the dividends paid deduction on each Fund's federal income tax return.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.  INVESTMENT TRANSACTIONS

     Investment transactions for the year ended September 30, 1996, (excluding overnight investments and short-term commercial paper) are as follows:

                                                         ASSET
               GROWTH AND       EQUITY       GLOBAL    ALLOCATION      ULTRA
               INCOME FUND      SERIES       SERIES      SERIES        FUND
               -----------------------------------------------------------------
Purchases      $47,200,987  $353,045,127  $30,917,967  $5,247,673  $100,294,618

Proceeds
from sales
               $47,075,606  $320,288,296  $31,561,347  $2,947,521  $105,246,179

5.  FORWARD FOREIGN EXCHANGE CONTRACTS

     At September 30, 1996, Global Series had the following open forward foreign exchange contracts to sell currency (excluding foreign currency contracts used for purchase and sale settlements):

                                                                     UNREALIZED
                 SETTLEMENT    CONTRACT    CONTRACT       CURRENT       GAIN
CURRENCY            DATE        AMOUNT       RATE          RATE        (LOSS)
--------------------------------------------------------------------------------
French Franc        3-5-97     3,717,779      5.0379       5.11460     $11,067
Japanese Yen      10-11-97    93,628,967    105.6950     111.36000      45,064
Japanese Yen        1-6-97     9,067,305    106.4600     109.92000       2,681
Japanese Yen        1-6-97    81,674,489    107.7200     109.92000      15,175
Japanese Yen        1-6-97     1,204,051    107.4950     109.92000         247
New Zealand Dollar  4-1-97       771,335      0.6859       0.68656        (509)
                                                                       -------
                                                                       $73,725

6.  FEDERAL TAX STATUS OF DIVIDENDS

     The income dividends paid by the Funds are taxable as ordinary income on the shareholder's tax return. The portion of ordinary income of dividends (including net short-term capital gains) attributed to fiscal year ended September 30, 1996, that qualified for the dividends received deductions for corporate shareholders was 22%, 31%, 3%, 19% and 22% of the amount taxable as ordinary income for Growth and Income Fund, Equity Series, Global Series, Asset Allocation Series and Ultra Fund respectively, in accordance with the provisions of the Internal Revenue Code.

--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
THE SHAREHOLDERS AND BOARD OF DIRECTORS
SECURITY GROWTH AND INCOME FUND, SECURITY EQUITY FUND, AND SECURITY ULTRA FUND

     We have audited the accompanying balance sheets and statements of net assets of Security Growth and Income Fund, Security Equity Fund (comprised of the Equity, Global and Asset Allocation Series) and Security Ultra Fund (the Funds) as of September 30, 1996, the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended of Security Growth and Income Fund, Security Equity Series, Security Equity Global Series and Security Ultra Fund and the statements of changes in net assets for the year then ended and for the period June 1, 1995 (commencement of operations) to September 30, 1995 of Security
Equity Asset Allocation Series and financial highlights for each of the five years in the period ended September 30, 1996. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1996, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at September 30, 1996, and the results of their operations, changes in their net assets and the financial highlights for the periods indicated above in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Kansas City, Missouri
November 1, 1996

--------------------------------------------------------------------------------

THE SECURITY GROUP OF MUTUAL FUNDS

Security Growth and Income Fund

Security Equity Fund
    *  Equity Series
    *  Global Series
    *  Asset Allocation Series

Security Ultra Fund

Security Income Fund
    *  Corporate Bond Series
    *  U.S. Government Series
    *  Limited Maturity Bond Series
    *  Global Aggressive Bond Series
    *  High Yield Series

Security Tax-Exempt Fund

Security Cash Fund

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.



SECURITY FUNDS
OFFICERS AND DIRECTORS

DIRECTORS
---------

Willis A. Anton
Donald A. Chubb, Jr.
John D. Cleland
Donald L. Hardesty
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Jeffrey B. Pantages
Hugh L. Thompson, Ph.D.


OFFICERS
--------

John D. Cleland, PRESIDENT
James R. Schmank, VICE PRESIDENT AND TREASURER
Mark E. Young, VICE PRESIDENT
Terry A. Milberger, VICE PRESIDENT, EQUITY FUND
Jane A. Tedder, VICE PRESIDENT
Greg A. Hamilton, ASSISTANT VICE PRESIDENT
Cindy L. Shields, ASSISTANT VICE PRESIDENT
Thomas A. Swank, ASSISTANT VICE PRESIDENT
Amy J. Lee, SECRETARY
Christopher D. Swickard, ASSISTANT SECRETARY
Brenda M. Luthi, ASSISTANT TREASURER AND ASSISTANT SECRETARY



                                                                 BULK RATE
                                                              U.S. POSTAGE PAID
[SDI LOGO]                                                       TOPEKA, KS
                                                               PERMIT NO. 385
700 SW HARRISON ST.
TOPEKA, KS 66636-0001
(913) 295-3127
(800) 888-2461

SECURITY FUNDS

SEMIANNUAL REPORT

MARCH 31, 1997

*  Security Growth and Income Fund
*  Security Equity Fund
   -  Equity Series
   -  Global Series
   -  Asset Allocation Series
   -  Social Awareness Series
* Security Ultra Fund


[SDI LOGO]
Security Distributors, Inc.
A Member of The Security Benefit
Group of Companies

PRESIDENT'S COMMENTARY

SECURITY FUNDS
--------------------------------------------------------------------------------
MAY 15, 1997


[PHOTO OF JOHN CLELAND]
JOHN CLELAND, PRESIDENT



To Our Shareholders:

We have experienced quite a roller coaster ride in the first quarter of 1997, following a very strong fourth quarter in 1996. This year began on an equally optimistic note, only to have a dose of reality injected into investors' consciousness in the form of fears of an interest rate increase by the Federal Reserve. These fears, followed by the actual occurrence of that event, reversed in one month most of the gains in the market as measured by the large-cap averages. The damage was much worse in the small-cap and mid-cap markets, with many stocks losing 20% to 30% over the space of the first quarter.

THE FOUNDATION FOR INVESTORS' CONCERNS

At the heart of investors' worries lies the great debate about the outlook for economic growth over the remainder of 1997. The Federal Reserve remains concerned that growth is likely to be strong enough to put upward pressure on inflation. If the Gross Domestic Product (GDP) increases in excess of 3%, the Fed will likely increase interest rates one or two more times. If, on the other hand, economic growth slows, primarily as a result of a heavy consumer debt load, the Fed's work should be over.

The conundrum, of course, lies in what a slower rate of economic growth can produce in the way of corporate earnings gains. If earnings growth slows dramatically, this would adversely affect equity markets which are currently selling at what many consider to be high valuation levels.

A LOOK AT THE MONTHS AHEAD

Our view is that the actual outcome will see a mix of the above-described events. We believe the economy will continue its strength, although at growth rates significantly less than those experienced in the first quarter. This growth will remain strong enough to cause the Fed to raise short-term interest rates one or two more times. However, earnings gains led by continued productivity improvement should be enough to cushion the market to some extent.

The ultimate outcome is likely to be a continued period of volatility for the equity markets for at least one more quarter. We don't believe that the great bull market is over by any means, and we expect 1997 to close with the markets, as measured by the major indices, to reach new high ground. The gains will, however, be more modest than those of the last two years. Investors'
expectations should be more in line with the historic averages as we move through the last years of the twentieth century.

As always, we are pleased that you have chosen us to manage your investments. We invite your questions or comments at any time.

Sincerely,

JOHN CLELAND

John Cleland,
President

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                                       1

MANAGER'S COMMENTARY


SECURITY GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
MAY 15, 1997


  [PHOTO OF CHUCK LAUBER, TERRY MILBERGER, TOM SWANK, JIM SCHIER JOHN CLELAND]
                  The Security Management Growth-Income Team:
                (L-R) Chuck Lauber, Terry Milberger, Tom Swank,
                      Jim Schier and (seated) John Cleland



To Our Shareholders:

During the six months ended March 31, 1997, we have experienced wide price swings in both the stock markets and the bond markets. At the beginning of the period, interest rates on long government bonds stood at about 6.90%. By the end of November they had declined to 6.35%, sparking a rally in stocks that lasted until mid-February before investor sentiment changed. As signs of stronger-than-expected growth emerged and raised fears once again of potential inflation, interest rates rose and stock prices declined. During this period Security Growth and Income Fund returned +2.89%, underperforming its Lipper peer group average of +8.54%.*

AREAS OF STRENGTH IN A VOLATILE MARKET

The value orientation of many stocks in the portfolio has contributed positively to performance in a volatile market atmosphere. One such company, U.S. Industries, Inc., increased nearly 35% over the six-month period as it reaped the benefits of its recent restructuring moves. Another, security systems service company ADT, Ltd., climbed over 30% as it was viewed as a potential buyout candidate in the mergers and acquisitions arena. Insurance company Allstate Corporation rose over 20% as it progressed through its restructuring process.

High quality growth issues also added to total return. In the last six months, for example, Microsoft has gained nearly 40%. In late 1996, as investors became concerned about economic weakness, they favored this type of stock because of consistent earnings growth records.

PERFORMANCE IN THE BOND SECTOR

In the first two months of the fiscal year the high yield bond portion of the portfolio underperformed primarily because of two holdings. The first of these, Marvel Holdings, declined substantially in value after the company announced poor earnings and liquidity problems. The second, Home Holdings, also lost considerable value after the company became involved in litigation surrounding the lease on its New York headquarters. Both issues have now been sold out of the portfolio.

On the bright side, bonds of Heritage Media Corporation increased in value after News Corporation announced an agreement to buy the company. Because of News Corporation's investment-grade ratings, Heritage Media bonds were placed on rating agencies' watch lists for a

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                                       2

SECURITY GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
MAY 15, 1997

PERFORMANCE

possible upgrade. The bond portion of the portfolio is now approximately 60% invested in issues rated BB with the remaining 40% in single-B bonds.

LOOKING TO THE NEXT SIX MONTHS

Because the Federal Reserve Open Market Committee remains vigilant in its inflation-fighting efforts, we expect interest rates to moderate as we move through the next six months. Stocks at the present time are very sensitive to interest rates, so a rate decline will benefit the stock market as well as bond prices. Although we don't expect to see the strong returns of the past two years again in 1997, we do think that gains more in line with annual averages are in order.

Terry Milberger & Tom Swank
Portfolio Managers


                                TOP 5 HOLDINGS**

                                                      % of
                                                   net assets
                                                   ----------
          Intel Corporation                           3.7%
          Computer Sciences Corporation               3.0%
          Elan Corporation PLC ADR                    2.2%
          U.S. Industries, Inc.                       1.9%
          Leggett & Platt, Inc.                       1.7%
          **At March 31, 1997



                             AVERAGE ANNUAL RETURNS
                              AS OF MARCH 31, 1997

                                       1 year   5 years  10 years

          A Shares                     11.43%   10.11%   8.21%

          A Shares with sales charge    5.08%    8.81%   7.56%

          B Shares                     10.28%    8.73%     N/A
                                              (10-19-93)
                                            since inception
          B Shares with CDSC            5.28%    8.01%     N/A
                                              (10-19-93)
                                            since inception


The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

*Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

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                                       3

MANAGER'S COMMENTARY


SECURITY EQUITY FUND-EQUITY SERIES
--------------------------------------------------------------------------------
MAY 15, 1997



To Our Shareholders:

The stock market has been extremely volatile for the six months ended March 31, 1997. The Standard & Poor's 500 Stock Index began the period at just over 687 and rose unevenly until it peaked at 816 in mid-February. During this period people felt the economy was moderating, and that inflation would be no problem. Then signs of strength began to appear, and the index declined, to close on March 31, 1997 at about 757. As the specter of inflation once again cast its shadow on the bond markets, interest rates moved up over 7%. Stocks, which were sensitive to interest rates during this period, weakened. We have in this very short time period experienced both a bull and a bear market. Security Equity Fund--Equity Series returned +5.34% over the time period, comparing favorably with its Lipper peer group average of +3.86%.*

WEAK SECTORS OF THE MARKET

Computer services stocks, comprising about 6% of the portfolio, were a weak-performing sector during the period. As computer service companies became more price competitive one of our holdings, Electronic Data Systems, failed to attract as much new business as analysts had expected. Its stock price declined steadily as its profit margins narrowed. This price competition weighed down the entire sector. As one company became more aggressive, others had to follow in order to maintain market share. We have recently reduced our exposure in the computer service sector to about 2%.

             [PHOTO OF JOHN CLELAND, TERRY MILBERGER, CHUCK LAUBER]
                     The Security Management Large Cap Team
                  John Cleland, Terry Milberger, Chuck Lauber

A second underperforming sector was aerospace and defense. With federal budget-balancing efforts continuing, investors became concerned about reductions in defense spending. This sector performed well in 1996, but has been in a downtrend since then. At the beginning of the year we owned such companies as Lockheed, Martin Marietta, McDonnell Douglas Corporation, and Boeing Company. We have since reduced our exposure in this sector and now of this group only own McDonnell Douglas, which is being acquired by Boeing.

AREAS OF BETTER PERFORMANCE

Our continued focus on high quality growth names such as Microsoft Corporation, Gillette Company, Colgate-Palmolive Company, and Procter & Gamble Company has helped stabilize the portfolio over the six-month period. In the last

--------------------------------------------------------------------------------
                                       4

SECURITY EQUITY FUND-EQUITY SERIES
--------------------------------------------------------------------------------
MAY 15, 1997

PERFORMANCE


six months, for example, Microsoft has gained nearly 40% while the other three have increased around 20% apiece. In late 1996 as investors became concerned about economic weakness, they moved to these high quality companies because of their consistent earnings growth records.

We have added to our banking and finance sector which has outperformed other market areas so far in 1997. We now own such banks as Bank of New York Company, Inc., Northern Trust Corporation and Chase Manhattan Corporation, and Allstate Corporation, General Re Corporation and Chubb Corporation among other insurance companies.

PLANS FOR THE REST OF THE YEAR

We believe that our unique blend of growth issues and selected value stocks will help lower the fund's volatility while increasing the potential for strong returns. Because of steps taken by the Federal Reserve Open Market Committee to raise interest rates, we expect the economy to moderate later in the year. In the coming months we plan to continue our strategy of seeking out companies with above-average earnings growth.

Terry Milberger
Portfolio Manager


                                TOP 5 HOLDINGS**

                                                          % of
                                                       net assets
                                                       ----------
               U.S. Industries, Inc.                     1.8%
               Microsoft Corporation                     1.8%
               AlliedSignal, Inc.                        1.7%
               Bristol-Myers Squibb Company              1.6%
               Allstate Corporation                      1.6%

               **At March 31, 1997



                             AVERAGE ANNUAL RETURNS
                              As of March 31, 1997

                                            1 year     5 years    10 years
                                            ------     -------    --------
               A Shares                     14.28%      15.88%     14.00%
               A Shares with sales charge    7.77%      14.51%     13.33%
               B Shares                     13.35%      15.46%       N/A
                                                      (10-19-93)
                                                   (since inception)
               B Shares with CDSC            8.35%      14.84%       N/A
                                                      (10-19-93)
                                                   (since inception)


The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

* Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

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                                       5

MANAGER'S COMMENTARY


SECURITY EQUITY FUND-GLOBAL SERIES
--------------------------------------------------------------------------------
MAY 15, 1997

[LEXINGTON LOGO]
SUBADVISOR - LEXINGTON MANAGEMENT CORPORATION


To Our Shareholders:

The Global Series of Security Equity Fund returned 5.5% in the first half of the fiscal year, comparing favorably with the average global fund return of 5.2% as reported by Lipper Analytical Services, Inc.* The benchmark Morgan Stanley Capital International World Index lagged the average global fund with a return of 4.1%.

BEHAVIOR OF WORLD MARKETS

World markets advanced strongly in the six months ended March 31, 1997. Especially impressive were European markets, fueled by restructuring and the dollar rising 10% versus the German mark. Germany's stock market rose 17.1% in dollar terms (up 28.1% in local currency), while France rose 15.0%. Increased confidence in the European Monetary Union becoming reality, combined with bond market rallies in non-core countries, sparked a buying spree in Spain and Sweden, with equity market increases of 21.6% and 19.8% respectively in dollar terms.

Far East markets performed well in the first three months of the period, and then corrected somewhat, underperforming Europe by a substantial margin over the fiscal first half. Hong Kong rose 2.3%, Malaysia was up 7.5%, and Singapore declined 4.8%. The Series' overweighting in Asia hurt performance as Asian markets reacted in sympathy with rising U.S. bond yields. The portfolio benefited from continued underweighting of Japan, which declined 21.9% in the Morgan Stanley Capital International Index. The prospect of a faltering economic recovery after a large tax increase in Japan weighed heavily on those markets.

     [PHOTO OF RICHARD SALER]                      [PHOTO OF ALAN WAPNICK]
         RICHARD SALER                                   ALAN WAPNICK
       PORTFOLIO MANAGER                               PORTFOLIO MANAGER

Exposure to emerging markets boosted returns in the first half. Latin America advanced strongly, with Brazil rising 31.4%, Argentina 21.2% and Mexico 10.1%. Greece gained 25.5%. Eastern Europe also rose sharply, with the Russian market up 77.8% over the past six months.

THE OUTLOOK FOR GLOBAL MARKETS

The global economic outlook continues mixed, with strengthening signs in core European countries. Should U.S. economic strengthening continue, the Federal Reserve's offsetting interest rate increases would significantly pressure U.S. equities. The portfolio continues to be underweighted versus the benchmark index in U.S. stocks as well as in Japanese equities.

European prospects are more favorable. Government spending is restrained as countries strive to meet Maastricht criteria for entrance into the European Monetary Union (EMU) while unemployment is high, so growth remains slow.

--------------------------------------------------------------------------------
                                       6

MANAGER'S COMMENTARY


SECURITY EQUITY FUND-EQUITY SERIES
--------------------------------------------------------------------------------
MAY 15, 1997

PERFORMANCE


The past three months have seen a slight weakening of confidence in EMU, but it is increasingly certain that EMU will be pushed forward. The weaker German mark versus the dollar is helping spur export orders and industrial production in that country. GDP growth in core European countries should be near 3% this year. Restructuring is ongoing, with increasing numbers of companies speaking about shareholder value enhancement.

In an environment of strengthening world growth and rising bond yields the chances for sharp declines in global markets are real. Our focus remains on quality European restructuring plays, where profit margins could expand for several years. In all countries the overriding emphasis is on finding quality corporate management teams, since we believe this to be a key factor contributing to outperformance.

Richard Saler and Alan Wapnick
Portfolio Managers


                    PORTFOLIO BREAKDOWN BY COUNTRY (TOP 5)**

                                                      % of
                                                   net assets
                                                   ----------
                         United States               16.7%
                         United Kingdom               9.8%
                         Japan                        8.1%
                         France                       5.5%
                         Switzerland                  5.0%

                         **At March 31, 1997


                             AVERAGE ANNUAL RETURNS
                              As of March 31, 1997

                                            1 Year        Since Inception
                                            ------        ---------------
               A Shares                     12.67%             9.74%
                                                             (10-1-93)
               A Shares with sales charge    6.19%             7.90%
                                                             (10-1-93)
               B Shares                     11.56%             8.96%
                                                             (10-19-93)
               B Shares with CDSC            6.56%             8.25%
                                                             (10-19-93)


The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

*Performance figures are based on Class A shares and do not reflect deduction of the sales charge.


--------------------------------------------------------------------------------
                                       7

MANAGER'S COMMENTARY


SECURITY EQUITY FUND-ASSET ALLOCATION SERIES
--------------------------------------------------------------------------------
MAY 15, 1997


[TEMPLETON LOGO]

[MERIDIAN INVESTMENT MANAGEMENT LOGO]

[SMC LOGO]
SECURITY MANAGEMENT COMPANY, LLC
A Member of The Security Benefit
Group of Companies

MANAGED BY SECURITY MANAGEMENT COMPANY, LLC
RESEARCH PROVIDED BY MERIDIAN INVESTMENT MANAGEMENT CORPORATION AND TEMPLETON/FRANKLIN INVESTMENT SERVICES, INC. TEMPLETON/FRANKLIN'S RESEARCH IS DERIVED FROM RESEARCH PROVIDED BY A THIRD PARTY WHICH IS ANALYZED AND MONITORED BY TEMPLETON/FRANKLIN.


To Our Shareholders:

The Asset Allocation Series performed very well in the first half of the fiscal year, returning 5.86% compared with a Lipper peer group average of 5.69%.* In volatile market periods such as we have experienced over the past several months, the diversification in an asset allocation portfolio provides the opportunity to reduce risk while generating a favorable return.

PORTFOLIO PERFORMANCE IN THE FIRST HALF

The Asset  Allocation  Series may invest its assets in seven  asset  categories:
U.S. stocks, foreign stocks, U.S. bonds, foreign bonds, real estate (through Real Estate Investment Trusts), gold stocks and cash. Through the first three months of the fiscal year we invested in all of these categories except foreign bonds and gold stocks. During that period the U.S. stock market was strong and U.S. equities performed well. Foreign stocks, however, were hurt by the strength in the U.S. dollar. Although markets in countries such as Germany, Belgium, and Italy did well in terms of local currencies, the effect of currency conversion weakened their performance. U.S. bonds had a strong quarter in late 1996, but have since displayed weakness as inflation fears once again grip investors.

                             [PHOTO OF JANE TEDDER]
                                  JANE TEDDER
                               PORTFOLIO MANAGER

CHANGES IN ASSET ALLOCATION

Our outside provider of research, Meridian Investment Management Corporation, began suggesting moves into cash in late February. The first of their recommendations was to sell all of the real estate investment trust positions in the portfolio and to sell the remaining Hong Kong holdings, placing the proceeds in cash equivalents. Since that time the benchmark Wilshire Real Estate Securities Index has declined slightly and the Hang Seng Stock Index (the market index for Hong Kong stocks) has lost 5.8% in value.

In early March Meridian recommended a second movement into cash. They suggested selling one-half of our positions in the U.S. market sectors of Recreation and Leisure, Machinery, Electronics, Computers and Building Materials. At the same time they advised reducing the holdings of U.S. bonds from 21.75% of the total portfolio to 15%. These moves, too, were timely in view of both markets' recent declines.

PLANS FOR THE NEXT SIX MONTHS

The portfolio managers at Meridian have no near-term plans to recommend reducing the cash position from its current weighting of

--------------------------------------------------------------------------------
                                       8

SECURITY EQUITY FUND-ASSET ALLOCATION SERIES
--------------------------------------------------------------------------------
MAY 15, 1997

PERFORMANCE


approximately 30%. At some time in the future, though, they expect U.S. bonds to become more attractive on a relative value basis, particularly if the Federal Reserve considers it necessary to raise short-term interest rates at their coming Open Market Committee meetings. Gold stocks, as well, have cheapened considerably and could possibly become appealing in the not-too-distant future. For the present, though, a relatively large position in cash is serving shareholders well.

Jane Tedder
Portfolio Manager



                                  ASSET MIX**

                                                    % of
                                                  net assets
                                                  ----------
                    U.S. Equities                    24.1%
                    Foreign Stocks                   29.0%
                    Corporate Bonds                  12.1%
                    U.S. Government and Agencies      5.3%
                    Cash                             29.5%

                    **At March 31, 1997



                             AVERAGE ANNUAL RETURNS
                              AS OF MARCH 31, 1997

                                            1 Year          Since Inception
                                            ------          ---------------
            A Shares                         9.52%               11.83%
                                                                (6-1-95)
            A Shares with sales charge       3.22%                8.27%
                                                                (6-1-95)
            B Shares                         8.41%               10.73%
                                                                (6-1-95)
            B Shares with CDSC               3.41%                8.71%
                                                                (6-1-95)


The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. In addition, the investment manager is waiving a portion of the management fee for the Series. Performance figures would be lower if the maximum sales charge and advisory fee were deducted.

*Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

--------------------------------------------------------------------------------
                                       9

SECURITY EQUITY FUND-SOCIAL AWARENESS SERIES
--------------------------------------------------------------------------------
MAY 15, 1997


To Our Shareholders:

The Social Awareness Series began operations November 1, 1996. Throughout most of the period during which the Series has been in operation, small-cap and mid-cap stocks have underperformed their larger counterparts. Because a portion of our portfolio is invested in stocks of these smaller firms, the Series' performance has lagged, returning -4.40% for the period compared with the Lipper average return of a group of similarly managed funds of +3.40%.* This market weakness will, however, give us excellent opportunities to invest future cash that comes into the Fund.

SOCIAL SCREENS APPLIED IN THE SELECTION PROCESS

The Social Awareness Series uses both positive and negative screens to search for companies that might be appropriate investments. Selection of securities for the portfolio is an ongoing process of weighing the positive things companies do against potential negatives, and balancing these with fundamental analysis of the companies' financial positions. The positive screens include community support, strong employee relations, fair employee practices and family benefits, and strong environmental programs. The negative screens--corporate practices to avoid--include nuclear energy, weapons, environmental abuse, tobacco and alcohol, and gambling. These screens are applied after a company's financial performance and future earnings outlook have been carefully evaluated.

MARKET BEHAVIOR SINCE INCEPTION OF THE FUND

The price decline in smaller company stocks has been driven by two factors. First, investors are reluctant to take the risks associated with less liquid holdings when markets are volatile, and second, supply has exceeded demand as the Initial Public Offering (IPO) market continued strong through early 1997.

Stocks in the technology, health care, and business services sectors turned in poor performances in the past six months. Conversely, however, our holdings in the consumer staples sector such as Coca-Cola Company, Procter & Gamble Company, Colgate-Palmolive Company, and Walgreens Company did well, as did banks and insurances companies including our positions in American International Group, Inc. and Chubb Corporation.

PROXY VOTING SEASON IMPORTANT

As companies approach their annual meetings of shareholders, proxy voting becomes very important for socially conscious investors. Our policy is to vote proxies in accordance with our social screens, even if it requires a vote against management. Proxy voting gives us an excellent opportunity to communicate with management about our shareholders' beliefs.

Three primary issues are the focus for shareholders currently. They include the CERES (Coalition for Environmentally Responsible Economies)

--------------------------------------------------------------------------------
                                       10

SECURITY EQUITY FUND-SOCIAL AWARENESS SERIES
--------------------------------------------------------------------------------
MAY 15, 1997

PERFORMANCE


principles, tobacco, and workplace diversity. The most prominent of these is tobacco, both its selling and its use. The American Medical Association is calling on doctors to dispose of their holdings in mutual funds that own tobacco stocks. We actively seek out companies such as Dayton Hudson Corporation, the parent of Target Stores, the stores which recently made the difficult decision to discontinue sales of tobacco products.

LOOKING AHEAD TO THE NEXT SIX MONTHS

As we move forward, we expect economic growth to moderate in light of the Federal Reserve's determination to keep inflation under control. This should allow interest rates to decline, which will give a boost to the stock market. Because small-cap and mid-cap issues have underperformed their larger counterparts over the past several months, we believe that they have a good opportunity to outperform in the months to come. We will continue our search for financially sound companies which operate in a manner consistent with our social screens.

Cindy Shields
Portfolio Manager


                                TOP 5 HOLDINGS**

                                                        % of
                                                      net assets
                                                      ----------
                    Coca-Cola Company                    2.5%
                    Intel Corporation                    2.5%
                    Procter & Gamble Company             2.4%
                    Guidant Corporation                  2.4%
                    Merck & Company                      2.3%

                    **At March 31, 1997


                             AVERAGE ANNUAL RETURNS
                              AS OF MARCH 31, 1997

                                                     Since Inception
                                                     ---------------
                  A Shares                               -4.40%
                                                        (11-1-96)
                  A Shares with sales charge             -9.92%
                                                        (11-1-96)
                  B Shares                               -4.73%
                                                        (11-1-96)
                  B Shares with CDSC                     -9.50%
                                                        (11-1-96)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. In addition, the investment manager is waiving all of the management fees for the Series. Performance figures would be lower if the maximum sales charge and advisory fee were deducted.

*Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

--------------------------------------------------------------------------------
                                       11

MANAGER'S COMMENTARY


SECURITY ULTRA FUND
--------------------------------------------------------------------------------
MAY 15, 1997


To Our Shareholders:

The correction in the small-cap and mid-cap stocks which began last June has continued through the first quarter of 1997. This price decline has been driven by two primary factors. First, investors have been reluctant in a period of volatile market prices to take the risks inherent in less liquid stocks. Second, the supply of small-cap and mid-cap stocks has exceeded the demand as the Initial Public Offering (IPO) market continued strong through early 1997. Security Ultra Fund, returned -8.40% for the six-month period ended March 31, 1997, compared with its Lipper peer group average of -0.76%.*

IS THE WORST BEHIND US?

We believe that the greatest part of the market decline is now behind us. The Federal Reserve Open Market Committee is remaining vigilant in its fight to keep inflation under control, and first quarter earnings estimates are looking favorable. The second half of the year could be attractive for small and midsized company stocks for several reasons.

Relative valuations of stocks in these sectors are approaching historical trough levels, making the stocks very attractively priced. Portfolio managers have been raising cash in recent months, with some managers now holding over 10% of their assets in cash equivalents. The IPO and secondary offering calendars have slowed because of the volatile markets. Also, as the dollar continues to strengthen, multinational companies become less attractive because of their foreign earnings exposure, making smaller companies more favorable investments.


     [PHOTO OF LARRY VALENCIA, FRANK WHITSELL, CINDY SHIELDS, JOHN CLELAND]
                     THE SECURITY MANAGEMENT SMALL CAP TEAM
          LARRY VALENCIA, FRANK WHITSELL, CINDY SHIELDS, JOHN CLELAND


PORTFOLIO HOLDINGS DURING THE PERIOD

Many stocks in emerging growth areas such as technology, health care, and business services experienced double-digit declines over the past six months as investors shied away from these types of issues. Although the fundamentals of these companies remained strong, investors' concerns about lack of liquidity overrode their inclination to buy.

Some bright spots remained in the technology sector. An overweighting in the portfolio in semiconductors and personal computers helped performance. Semiconductor equipment companies Altera Corporation and Novellus Systems, Inc., returned 18.2% and 27.2% respectively in the first quarter of 1997, and personal computer manufacturer Dell Computer Corporation increased 27.3% in the same period.

--------------------------------------------------------------------------------
                                       12

SECURITY ULTRA FUND
--------------------------------------------------------------------------------
MAY 15, 1997

PERFORMANCE


LOOKING AHEAD

Because of the correction that has taken place over the past six months, stocks in the small-cap and mid-cap sectors of the market appear undervalued. We believe that there are many good buying opportunities awaiting us. Our equity analysts continue searching for solid growing companies in order to build strong performance potential for the coming months.

Cindy Shields
Portfolio Manager


                                TOP 5 HOLDINGS**

                                                      % of
                                                   net assets
                                                   ----------
               Coca-Cola Enterprises, Inc.            2.4%
               Franklin Resources, Inc.               2.1%
               Cardinal Health, Inc.                  1.9%
               Dura Pharmaceuticals, Inc.             1.9%
               State Street Boston Corporation        1.8%

               **At March 31, 1997


                             AVERAGE ANNUAL RETURNS
                              AS OF MARCH 31, 1997

                                            1 year     5 years    10 years
                                            ------     -------    --------
               A Shares                      1.57%       6.46%      4.38%
               A Shares with sales charge   -4.22%       5.21%      3.75%
               B Shares                      0.63%       5.17%       N/A
                                                      (10-19-93)
                                                  (since inception)
               B Shares with CDSC           -4.37%       4.39%       N/A
                                                      (10-19-93)
                                                  (since inception)


The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

* Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

--------------------------------------------------------------------------------
                                       13

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
MARCH 31, 1997
(UNAUDITED)

-------------------------------
SECURITY GROWTH AND INCOME FUND
-------------------------------

                                                         PRINCIPAL
                                                         AMOUNT OR
                                                         NUMBER OF       MARKET
PREFERRED STOCKS                                           SHARES        VALUE
--------------------------------------------------------------------------------
BANKING & CREDIT - 1.6%
California Federal Bank ..............................     8,250       $932,250
Salomon Brothers, Inc. ...............................    10,000        257,500
                                                                     ----------
                                                                      1,189,750

COMMUNICATION - 0.7%
Cablevision Systems ..................................     5,594        501,343

ENTERTAINMENT - 0.8%
Time Warner ..........................................       551        596,199

PUBLISHING & PRINTING - 0.5%
K-III Communications .................................     4,000        396,000
                                                                     ----------
Total preferred stocks - 3.6% ........................                2,683,292

CORPORATE BONDS
---------------

AIR TRANSPORTATION - 0.7%
Atlas Air, Inc., 12.25% - 2002 .......................  $500,000        551,875

AUTOMOTIVE - 0.4%
Exide Corporation, 10.75% - 2002 .....................  $300,000        308,625

BANKING & CREDIT - 0.3%
BF Saul Reit, 11.625% - 2002 .........................  $250,000        269,063

BUILDING MATERIALS - 0.4%
Knoll, Inc., 10.875% - 2006 ..........................  $250,000        274,688

CHEMICALS - 0.4%
Envirodyne Industries, Inc., 12.00% - 2000 ...........  $250,000        269,063

COMMUNICATIONS - 3.2%
Allbritton Communications Company, 11.50% - 2004 .....  $125,000        118,437
Century Communications Corporation, 9.50% - 2005 .....  $500,000        496,250
CF Cable Television, Inc., 11.625% - 2005 ............  $250,000        285,625
Comcast Corporation, 9.125% - 2006 ...................  $500,000        507,500
Heritage Media Corporation, 8.75% - 2006 .............  $250,000        258,125
Rogers Cable System, 9.625% - 2002 ...................  $250,000        258,438
Rogers Communications, Inc., 9.125% - 2006 ...........  $250,000        246,875
Valassis Communications, Inc., 9.55% - 2003 ..........  $250,000        265,000
                                                                     ----------
                                                                      2,436,250

DIVERSIFIED - 0.8%
Jordan Industries, Inc., 10.375% - 2003 ..............  $250,000        247,188
Sequa Corporation, 9.375% - 2003 .....................  $350,000        354,375
                                                                     ----------
                                                                        601,563


                                                         PRINCIPAL       MARKET
CORPORATE BONDS (CONTINUED)                               AMOUNT         VALUE
--------------------------------------------------------------------------------
ELECTRIC & GAS COMPANIES - 0.8%
AES Corporation, 10.25% - 2006 .......................  $250,000      $ 272,500
California Energy, 9.50% - 2006 ......................   300,000        310,500
                                                                     ----------
                                                                        583,000

ENTERTAINMENT - 0.8%
Harrah's Entertainment, 10.875% - 2002 ...............   500,000        506,250
Stations Casino, 10.125% - 2006 ......................   125,000        120,312
                                                                     ----------
                                                                        626,562

FINANCE - 0.8%
Dollar Financial Group, Inc., 10.875% - 2006 .........   300,000        305,250
Homeside, 11.25% - 2003 ..............................   250,000        284,688
                                                                     ----------
                                                                        589,938

FOOD & BEVERAGE TRADE - 1.4%
Cott Corporation, 9.375% - 2005 ......................   500,000        507,500
Delta Beverage, 9.75% - 2003 .........................   250,000        260,000
TLC Beatrice, 11.50% - 2005 ..........................   250,000        267,500
                                                                     ----------
                                                                      1,035,000

HOSPITAL MANAGEMENT - 1.0%
Regency Health Services, Inc., 9.875% - 2002 .........   500,000        507,500
Tenet Healthcare, 10.125% - 2005 .....................   250,000        271,875
                                                                     ----------
                                                                        779,375

HOTEL & RECREATION - 0.3%
Four Seasons, 9.125% - 2000 ..........................   250,000        255,313

INDUSTRIAL PRODUCT - 0.5%
Shopvac, 10.625% - 2003 ..............................   350,000        367,937

MANUFACTURING - 0.5%
Agco Corporation, 10.00% - 2006 ......................   250,000        254,062
Titan Wheel International, Inc., 8.75% - 2007 ........   125,000        123,125
                                                                     ----------
                                                                        377,187

OIL & GAS COMPANIES - 0.7%
Seagull Energy Corporation, 8.625% - 2005 ............   500,000        515,000

PLASTIC PRODUCTS - 0.5%
Plastic Container, 10.00% - 2006 .....................   350,000        357,875

PUBLISHING & PRINTING - 0.6%
Golden Books Publishing, Inc., 7.65% - 2002 ..........   250,000        231,250
Hollinger International, 10.625% - 2002 ..............   250,000        244,375
                                                                     ----------
                                                                        475,625

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       14

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
MARCH 31, 1997
(UNAUDITED)

-------------------------------------------
SECURITY GROWTH AND INCOME FUND (CONTINUED)
-------------------------------------------

                                                         PRINCIPAL
                                                         AMOUNT OR
                                                         NUMBER OF       MARKET
CORPORATE BONDS                                            SHARES        VALUE
--------------------------------------------------------------------------------

REFINERY - 0.3%
Crown Central Petroleum, 10.875% - 2005 ..............  $250,000       $257,812

RESTAURANTS - 0.7%
Carrols Corporation, 11.50% - 2003 ...................  $500,000        526,875

STEEL & METAL PRODUCTS - 0.2%
AK Steel, 9.125% - 2006 ..............................  $150,000        149,437

TEXTILES - 1.0%
Pillowtex Corporation, 10.00% - 2006 .................  $250,000        258,125
Westpoint Stevens, Inc., 9.375% - 2005 ...............  $500,000        506,250
                                                                     ----------
                                                                        764,375

TOBACCO PRODUCTS - 0.3%
Dimon, Inc., 8.875% - 2006 ...........................  $250,000        254,375
                                                                     ----------
Total corporate bonds - 16.6% ........................               12,626,813

COMMON STOCKS
-------------

ADVERTISING - 1.3%
Omnicom Group, Inc. ..................................    20,000        997,500

AEROSPACE & DEFENSE - 3.6%
Boeing Company .......................................     8,630        851,134
McDonnell Douglas Corporation ........................    15,000        915,000
Rockwell International Corporation ...................    15,000        973,125
                                                                     ----------
                                                                      2,739,259

BANKING & FINANCE - 3.9%
Banc One Corporation .................................    15,000        596,250
Bank of New York Company, Inc. .......................    20,000        735,000
H.F. Ahmanson & Company ..............................    25,000        912,500
Northern Trust Corporation ...........................    20,000        750,000
                                                                     ----------
                                                                      2,993,750

BUSINESS SERVICES - 0.8%
Cognizant Corporation ................................    20,000        582,500

CHEMICALS--BASIC - 1.3%
Monsanto Company .....................................    25,000        956,250

CHEMICALS--SPECIALTY - 3.6%
Airgas, Inc. .........................................    47,000        793,125
Morton International, Inc. ...........................    20,000        845,000
Praxair, Inc. ........................................    25,000      1,121,875
                                                                     ----------
                                                                      2,760,000

COMPUTER SERVICES - 5.4%
Ceridian Corporation* ................................    20,000        717,500
Computer Sciences Corporation* .......................    38,000      2,346,500
DST Systems, Inc.* ...................................    35,000        997,500
                                                                     ----------
                                                                      4,061,500

COMPUTER SOFTWARE - 0.9%
HBO & Company ........................................    15,000        712,500


                                                         NUMBER OF       MARKET
COMMON STOCKS (CONTINUED)                                 SHARES         VALUE
--------------------------------------------------------------------------------
CONGLOMERATE - 4.5%
AlliedSignal, Inc. ...................................    15,000     $1,068,750
Canadian Pacific, Ltd. ...............................    40,000        960,000
U.S. Industries, Inc.* ...............................    40,000      1,410,000
                                                                     ----------
                                                                      3,438,750

CONSUMER SERVICES - 1.0%
ADT, Ltd.* ...........................................    30,000        750,000

ENERGY SERVICES - 0.9%
Halliburton Company ..................................    10,000        677,500

ENTERTAINMENT - 1.5%
Carnival Corporation (Cl.A) ..........................    30,000      1,110,000

FERTILIZER - 1.0%
Potash Corporation of Saskatchewan, Inc. .............    10,000        760,000

FINANCIAL SERVICES - 1.2%
Federal National Mortgage Association ................    24,000        867,000

FOOD & BEVERAGES - 8.2%
Anheuser-Busch Companies, Inc. .......................    20,000        842,500
Chiquita Brands International, Inc. ..................    80,000      1,250,000
ConAgra, Inc. ........................................    20,000      1,085,000
CPC International, Inc. ..............................    15,000      1,230,000
PepsiCo, Inc. ........................................    30,000        978,750
Sara Lee Corporation .................................    20,000        810,000
                                                                     ----------
                                                                      6,196,250

HOSPITAL MANAGEMENT - 1.0%
Columbia/HCA Healthcare Corporation ..................    22,500        756,562

HOUSEHOLD FURNISHINGS & APPLIANCES - 1.7%
Leggett & Platt, Inc. ................................    40,000      1,300,000

HOUSEHOLD PRODUCTS - 1.5%
Procter & Gamble Company .............................    10,000      1,150,000

INSURANCE - 2.0%
Allstate Corporation .................................    15,000        890,625
St. Paul Companies, Inc. .............................    10,000        648,750
                                                                     ----------
                                                                      1,539,375

MANUFACTURING - 0.8%
Perkin-Elmer Corporation .............................    10,000        643,750

MEDICAL INSTRUMENTS - 3.7%
Allegiance Corporation ...............................    30,000        663,750
Baxter International, Inc. ...........................    20,000        862,500
Becton, Dickinson & Company ..........................    15,000        675,000
Medtronic, Inc. ......................................    10,000        622,500
                                                                     ----------
                                                                      2,823,750

MINING & METALS - 0.9%
Aluminum Company of America ..........................    10,000        680,000


                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       15

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
MARCH 31, 1997
(UNAUDITED)

-------------------------------------------
SECURITY GROWTH AND INCOME FUND (CONTINUED)
-------------------------------------------

                                                         NUMBER OF       MARKET
COMMON STOCKS (CONTINUED)                                 SHARES         VALUE
--------------------------------------------------------------------------------
MULTIMEDIA - 2.3%
E.W. Scripps Company .................................    35,000     $1,141,875
Tribune Company ......................................    15,000        607,500
                                                                     ----------
                                                                      1,749,375

NATURAL GAS - 3.9%
Coastal Corporation ..................................    25,000      1,200,000
El Paso Natural Gas Company ..........................    20,000      1,132,500
Equitable Resources, Inc. ............................    20,200        618,625
                                                                     ----------
                                                                      2,951,125

OIL & GAS COMPANIES - 3.3%
Louisiana Land & Exploration Company .................    15,000        710,625
Noble Affiliates, Inc. ...............................    20,000        755,000
Pennzoil Company .....................................    10,000        517,500
Union Pacific Resources Group, Inc. ..................    20,000        535,000
                                                                     ----------
                                                                      2,518,125

OIL & GAS EQUIPMENT - 1.1%
Input/Output, Inc.* ..................................    60,000        870,000

PHARMACEUTICALS - 6.2%
Bristol-Myers Squibb Company .........................    20,000      1,180,000
Elan Corporation PLC ADR* ............................    50,000      1,706,250
Mylan Laboratories ...................................    55,000        804,375
SmithKline Beecham PLC ADR ...........................    15,000      1,050,000
                                                                     ----------
                                                                      4,740,625

PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 1.5%
Eastman Kodak Company ................................    15,000      1,138,125

PUBLISHING & PRINTING - 0.9%
McGraw-Hill Companies, Inc. ..........................    13,000        664,625

RESTAURANTS & FOOD SERVICE - 1.2%
Cheesecake Factory, The* .............................     5,000         98,750
Wendy's International, Inc. ..........................    40,000        825,000
                                                                     ----------
                                                                        923,750

RETAIL TRADE - 4.2%
Federated Department Stores, Inc.* ...................    30,000        986,250
TJX Companies, Inc. ..................................    15,000        641,250
Walgreens Company ....................................    20,000        837,500
Woolworth Corporation* ...............................    30,000        701,250
                                                                     ----------
                                                                      3,166,250

SEMICONDUCTORS - 3.7%
Intel Corporation ....................................    20,000      2,782,500

TRANSPORTATION - 0.4%
Union Pacific Corporation ............................     5,000        283,749
                                                                     ----------


                                                         NUMBER OF       MARKET
COMMON STOCKS (CONTINUED)                                 SHARES         VALUE
--------------------------------------------------------------------------------
Total common stocks - 79.4% ..........................              $60,284,445
                                                                     ----------
Total investments - 99.6% ............................               75,594,550

Cash and other assets, less liabilities - 0.4% .......                  336,309
                                                                     ----------
Total net assets - 100.0% ............................              $75,930,859
                                                                     ==========

-------------------------------------
SECURITY EQUITY FUND - EQUITY SERIES
-------------------------------------

COMMON STOCKS
-------------

ADVERTISING - 1.5%
Omnicom Group, Inc. ..................................   200,000     $9,975,000

AEROSPACE & DEFENSE - 3.9%
McDonnell Douglas Corporation ........................   160,000      9,760,000
Rockwell International Corporation ...................   150,000      9,731,250
United Technologies Corporation ......................    85,000      6,396,250
                                                                     ----------
                                                                     25,887,500

BROADCAST MEDIA - 1.0%
Tribune Company ......................................   155,000      6,277,500

BANKING & FINANCE - 6.8%
Banc One Corporation .................................   150,000      5,962,500
Bank of New York Company, Inc. .......................   175,000      6,431,250
Chase Manhattan Corporation ..........................   110,000     10,298,750
H.F. Ahmanson & Company ..............................   160,000      5,840,000
Northern Trust Corporation ...........................   200,000      7,500,000
Norwest Corporation ..................................    40,000      1,850,000
Wells Fargo & Company ................................    25,000      7,103,125
                                                                     ----------
                                                                     44,985,625

BUSINESS SERVICES - 0.9%
Cognizant Corporation ................................   120,000      3,495,000
ITT Industries, Inc. .................................   120,000      2,685,000
                                                                     ----------
                                                                      6,180,000

CHEMICALS--BASIC - 2.6%
du Pont (E.I.) de Nemours & Company ..................    90,000      9,540,000
Monsanto Company .....................................   200,000      7,650,000
                                                                     ----------
                                                                     17,190,000

CHEMICALS--SPECIALTY - 3.5%
Morton International, Inc. ...........................   170,000      7,182,500
Nalco Chemical Company ...............................   175,000      6,540,625
Praxair, Inc. ........................................   200,000      8,975,000
                                                                     ----------
                                                                     22,698,125


                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       16

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
MARCH 31, 1997
(UNAUDITED)

------------------------------------------------
SECURITY EQUITY FUND - EQUITY SERIES (CONTINUED)
------------------------------------------------

                                                         NUMBER OF       MARKET
COMMON STOCKS (CONTINUED)                                 SHARES         VALUE
--------------------------------------------------------------------------------

COMPUTER SERVICES - 1.8%
Ceridian Corporation* ................................   150,000     $5,381,250
Computer Sciences Corporation* .......................   100,000      6,175,000
                                                                     ----------
                                                                     11,556,250

COMPUTER SOFTWARE - 2.8%
BMC Software, Inc.* ..................................    75,000      3,459,375
HBO & Company ........................................    70,000      3,325,000
Microsoft Corporation* ...............................   130,000     11,919,375
                                                                     ----------
                                                                     18,703,750

COMPUTER SYSTEMS - 0.9%
Compaq Computer Corporation* .........................    80,000      6,130,000

CONGLOMERATE - 5.0%
AlliedSignal, Inc. ...................................   160,000     11,400,000
Canadian Pacific, Ltd. ...............................   400,000      9,600,000
U.S. Industries, Inc.* ...............................   340,000     11,985,000
                                                                     ----------
                                                                     32,985,000

CONSUMER SERVICES - 1.5%
ADT, Ltd.* ...........................................   400,000     10,000,000

ELECTRICAL MACHINERY & ELECTRONIC COMPONENTS - 1.5%
General Electric Company .............................   100,000      9,925,000

ELECTRONICS - 0.5%
Perkin-Elmer Corporation .............................    50,000      3,218,750

ENERGY EXPLORATION--PRODUCTION - 1.1%
Louisiana Land & Exploration Company .................   150,000      7,106,250

ENERGY SERVICES - 0.9%
Halliburton Company ..................................    85,000      5,758,750

ENTERTAINMENT - 1.4%
Carnival Corporation (Cl.A) ..........................   240,000      8,880,000

FINANCIAL SERVICES - 2.0%
Federal Home Loan Mortgage Corporation ...............   180,000      4,905,000
Federal National Mortgage Association ................   230,000      8,308,750
                                                                     ----------
                                                                     13,213,750

FOOD & BEVERAGES - 7.8%
Anheuser-Busch Companies, Inc. .......................   170,000      7,161,250
ConAgra, Inc. ........................................   160,000      8,680,000
CPC International, Inc. ..............................   120,000      9,840,000
PepsiCo, Inc. ........................................   260,000      8,482,500
Sara Lee Corporation .................................   200,000      8,100,000
Unilever NY ADR ......................................    50,000      9,312,500
                                                                     ----------
                                                                     51,576,250

HOSPITAL MANAGEMENT - 1.0%
Columbia/HCA Healthcare Corporation ..................   200,000      6,725,000


                                                         NUMBER OF       MARKET
COMMON STOCKS (CONTINUED)                                  SHARES        VALUE
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 4.1%
Colgate-Palmolive Company ............................    75,000     $7,471,875
Gillette Company .....................................   100,000      7,262,500
Kimberly-Clark Corporation ...........................    35,000      3,478,125
Procter & Gamble Company .............................    75,000      8,625,000
                                                                     ----------
                                                                     26,837,500

INSURANCE - 10.6%
Aetna, Inc. ..........................................   100,000      8,587,500
Allstate Corporation .................................   175,000     10,390,625
American International Group, Inc. ...................    80,000      9,390,000
Chubb Corporation ....................................   120,000      6,465,000
Cigna Corporation ....................................    50,000      7,306,250
General Re Corporation ...............................    35,000      5,530,000
ITT Hartford Group, Inc. .............................   100,000      7,212,500
Provident Companies, Inc. ............................   150,000      8,212,500
St. Paul Companies, Inc. .............................   100,000      6,487,500
                                                                     ----------
                                                                     69,581,875

MANUFACTURING - 1.3%
Corning, Inc. ........................................   150,000      6,656,250
Millipore Corporation ................................    50,000      2,118,750
                                                                     ----------
                                                                      8,775,000

MEDICAL INSTRUMENTS - 3.4%
Baxter International, Inc. ...........................   200,000      8,625,000
Becton, Dickinson & Company ..........................   100,000      4,500,000
Medtronic, Inc. ......................................   120,000      7,470,000
U.S. Surgical Corporation ............................    50,000      1,525,000
                                                                     ----------
                                                                     22,120,000

MINING & METALS - 0.6%
Aluminum Company of America ..........................    60,000      4,080,000

NATURAL GAS - 1.2%
Coastal Corporation ..................................   170,000      8,160,000

OIL & GAS COMPANIES - 1.6%
Noble Affiliates, Inc. ...............................   165,000      6,228,750
Union Pacific Resources Group, Inc. ..................   160,000      4,280,000
                                                                     ----------
                                                                     10,508,750

OIL & GAS PIPELINES - 1.1%
MAPCO, Inc. ..........................................   240,000      7,440,000

PAINT & ALLIED PRODUCTS - 1.4%
Sherwin-Williams Company .............................   350,000      9,450,000

PETROLEUM REFINING - 2.7%
Mobil Corporation ....................................    70,000      9,143,750
Royal Dutch Petroleum Company ADR ....................    50,000      8,750,000
                                                                     ----------
                                                                     17,893,750

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       17

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
MARCH 31, 1997
(UNAUDITED)

------------------------------------------------
SECURITY EQUITY FUND - EQUITY SERIES (CONTINUED)
------------------------------------------------

                                                         NUMBER OF       MARKET
COMMON STOCKS (CONTINUED)                                 SHARES         VALUE
--------------------------------------------------------------------------------

PHARMACEUTICALS - 6.4%
American Home Products Corporation ...................   115,000     $6,900,000
Bristol-Myers Squibb Company .........................   180,000     10,620,000
Merck & Company, Inc. ................................   115,000      9,688,750
Schering-Plough Corporation ..........................   110,000      8,002,500
SmithKline Beecham PLC ADR ...........................   100,000      7,000,000
                                                                     ----------
                                                                     42,211,250

PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 1.2%
Eastman Kodak Company ................................   100,000      7,587,500

PUBLISHING & PRINTING - 2.3%
Gannett Company, Inc. ................................    90,000      7,728,750
McGraw-Hill Companies, Inc. ..........................   145,000      7,413,125
                                                                     ----------
                                                                     15,141,875

RESTAURANTS & FOOD SERVICE - 1.0%
Wendy's International, Inc. ..........................   305,000      6,290,625

RETAIL TRADE - 6.8%
Dayton Hudson Corporation ............................   125,000      5,218,750
Federated Department Stores, Inc.* ...................   235,000      7,725,625
Payless Shoesource, Inc.* ............................    50,000      2,093,750
Safeway, Inc.* .......................................   170,000      7,883,750
TJX Companies, Inc. ..................................   150,000      6,412,500
Walgreens Company ....................................   200,000      8,375,000
Woolworth Corporation* ...............................   300,000      7,012,500
                                                                     ----------
                                                                     44,721,875

SEMICONDUCTORS - 2.1%
Intel Corporation ....................................    45,000      6,260,625
Linear Technology Corporation ........................    85,000      3,761,250
Xilinx, Inc.* ........................................    85,000      4,143,750
                                                                     ----------
                                                                     14,165,625

TRANSPORTATION - 0.9%
Union Pacific Corporation ............................   100,000      5,675,000
                                                                  -------------
Total common stocks - 97.1% ..........................              639,613,125

Cash and other assets, less liabilities - 2.9% .......               19,264,671
                                                                  -------------
Total net assets - 100.0% ............................             $658,877,796
                                                                  =============


------------------------------------
SECURITY EQUITY FUND - GLOBAL SERIES
------------------------------------

PREFERRED STOCKS
-----------------

GERMANY - 1.0%
Sto AG ...............................................       758       $304,401


------------------------------------------------
SECURITY EQUITY FUND - GLOBAL SERIES (continued)
------------------------------------------------

                                                         NUMBER OF       MARKET
COMMON STOCKS                                             SHARES         VALUE
--------------------------------------------------------------------------------

ARGENTINA - 0.7%
Transportadora de Gas del Sur, S.A. ..................    18,600       $239,475

AUSTRALIA - 1.9%
Foster's Brewing Group, Ltd. .........................   120,000        248,322
QBE Insurance Group, Ltd. ............................    66,425        342,079
                                                                     ----------
                                                                        590,401

AUSTRIA - 2.2%
Bohler-Uddeholm AG ...................................     1,800        125,087
Wienerberger Baustoffindustrie AG ....................     3,100        586,616
                                                                     ----------
                                                                        711,703

BELGIUM - 1.1%
Credit Communal Holding/Dexia* .......................     3,100        343,840

BRAZIL - 1.1%
Aracruz Cellulose S.A. ADR ...........................    18,550        338,538

CANADA - 2.8%
Bombardier, Inc. `B' .................................    20,000        362,669
Imax Corporation .....................................     3,800        130,388
Jetform Corporation ..................................     9,600        151,800
Noranda Forest, Inc. .................................    36,400        243,734
                                                                     ----------
                                                                        888,591

CHILE - 1.9%
Antofagasta Holdings PLC .............................    22,800        136,647
Banco Santander ADR ..................................    18,600        311,550
Maderas y Sinteticos Sociedad Anonima S.A. ADR .......    10,500        166,031
                                                                     ----------
                                                                        614,228

FINLAND - 1.0%
Valmet Corporation ...................................    17,000        305,484

FRANCE - 5.5%
Alcatel Alsthom ......................................     3,270        393,899
Elf Aquitaine S.A. ADR ...............................     8,500        418,625
Lafarge ..............................................     5,700        394,752
Sidel S.A. ...........................................     2,520        196,997
Societe Generale de Surveillance Holding S.A. `B' ....     2,840        332,010
                                                                     ----------
                                                                      1,736,283

GERMANY - 2.3%
Continental AG .......................................    12,300        273,515
Deutsche Bank AG .....................................     6,600        371,460
Hoechst AG ...........................................     2,500        101,220
                                                                     ----------
                                                                        746,195

GREECE - 1.6%
Hellenic Tellecommunication Organization S.A. ........    15,600        338,401
Michaniki S.A. .......................................    15,900        166,756
                                                                     ----------
                                                                        505,157


                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       18

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
MARCH 31, 1997
(UNAUDITED)

------------------------------------------------
SECURITY EQUITY FUND - GLOBAL SERIES (CONTINUED)
------------------------------------------------

                                                         NUMBER OF       MARKET
COMMON STOCKS (CONTINUED)                                 SHARES         VALUE
--------------------------------------------------------------------------------

HONG KONG - 2.4%
China Light & Power Company, Ltd. ....................    46,000       $202,425
Guangdong Investments ................................    21,000         18,021
JCG Holdings, Ltd. ...................................    57,000         44,870
National Mutual Asia, Ltd. ...........................   318,000        332,403
Peregrine Investment Holdings, Ltd. ..................   100,000        159,374
                                                                     ----------
                                                                        757,093

INDONESIA - 1.2%
PT Semen Cibinong ....................................    51,000        153,998
PT Tambang Timah .....................................   149,500        233,496
                                                                     ----------
                                                                        387,494

IRELAND - 2.5%
Allied Irish Banks PLC ...............................    38,900        267,557
Jefferson Smurfit ....................................   194,500        515,958
                                                                     ----------
                                                                        783,515

ITALY - 1.1%
Instituto Mobiliare Italiano S.p.a. ..................    22,800        200,823
Stet Societa Finanziaria Telefonica S.p.a. ...........    37,100        166,124
                                                                     ----------
                                                                        366,947

JAPAN - 8.1%
Amway Japan, Ltd. ....................................     9,900        271,868
Bunka Shutter Company, Ltd. ..........................    23,000        118,149
Canon, Inc. ..........................................     3,000         64,211
Citizen Watch Company, Ltd. ..........................    25,000        171,836
Isuzu Motors, Ltd. ...................................    50,000        183,749
Kubota Corporation ...................................    28,000        116,469
Maruco Company, Ltd. .................................     2,200         21,322
Matsushita Electric Industrial Company, Ltd. .........    10,000        155,883
Mitsubishi Estate Company, Ltd. ......................    51,000        543,736
Mitsukoshi, Ltd. .....................................    34,000        184,266
Nippon Steel Company .................................    93,000        255,391
Sony Corporation .....................................     4,800        335,352
Yamato Kogyo Company, Ltd. ...........................    16,000        136,984
                                                                     ----------
                                                                      2,559,216

MALAYSIA - 4.4%
Arab Malaysian Finance Bhd ...........................    64,000        193,604
Berjaya Sports Toto Bhd ..............................     3,000         15,367
Hong Leong Credit Bhd ................................    31,000        202,558
Magnum Corporation Bhd ...............................   151,000        286,251
MBF Capital Bhd ......................................   120,000        211,996
Sime Darby Bhd .......................................    27,000         98,556
Sime Darby Bhd .......................................    23,000         83,955
Tanjong PLC ..........................................    75,000        297,968
                                                                     ----------
                                                                      1,390,255

MEXICO - 0.7%
Tubos De Acero De Mexico S.A. ADR* ...................    13,500        231,188

                                                         NUMBER OF       MARKET
COMMON STOCKS (CONTINUED)                                 SHARES         VALUE
--------------------------------------------------------------------------------

NETHERLANDS - 0.9%
Philips Electronics N.V. .............................     6,050       $282,219

NEW ZEALAND - 2.4%
Brierly Investments, Ltd. ............................   215,100        200,262
Carter Holt Harvey, Ltd. .............................   110,600        234,374
Fletcher Challenge Building, Ltd. ....................   113,000        336,029
                                                                     ----------
                                                                        770,665

NORWAY - 0.5%
Saga Petroleum AS ....................................     8,700        150,320

PHILIPPINES - 2.3%
C & P Homes, Inc. ....................................   471,450        223,520
Filinvest Land, Inc.* ................................   305,750         97,413
Manila Electric Company `B' ..........................    51,000        406,219
                                                                     ----------
                                                                        727,152

POLAND - 1.8%
Debica S.A.* .........................................     5,600        148,445
Elektrim S.A. ........................................    18,000        158,072
Wedel S.A. ...........................................     4,403        247,750
                                                                     ----------
                                                                        554,267

SINGAPORE - 4.0%
City Developments, Ltd. ..............................    28,000        247,975
Clipsal Industries, Ltd. .............................    59,700        223,875
DBS Land, Ltd. .......................................    71,000        242,675
Inchcape, Bhd ........................................    51,300        177,471
Jardine Strategic Holding, Ltd. ......................    61,000        211,060
Want Want Holdings* ..................................    60,000        172,200
                                                                     ----------
                                                                      1,275,256

SPAIN - 1.9%
Banco Popular Espanol S.A. ...........................     1,400        251,026
Repsol S.A. ..........................................     5,500        228,892
Tele Pizza S.A. ......................................     2,700        117,126
                                                                     ----------
                                                                        597,044

SWEDEN - 1.1%
Astra AB .............................................     2,660        128,698
Skandinaviska Enskiilda Banken .......................    18,900        209,479
                                                                     ----------
                                                                        338,177

SWITZERLAND - 5.0%
ABB AG ...............................................       330        396,287
Nestle S.A. ..........................................       326        381,301
Novartis AG ..........................................       210        260,346
Saurer AG ............................................       510        243,562
Winterthur Scheizerische Verischerungs-Gesellschaft ..       450        312,365
                                                                     ----------
                                                                      1,593,861

THAILAND - 0.5%
BEC World Public Company, Ltd.* ......................    14,000        133,667
Property Perfect Public Company ......................     9,000          8,922
                                                                     ----------
                                                                        142,589


                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       19

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
MARCH 31, 1997
(UNAUDITED)

------------------------------------------------
SECURITY EQUITY FUND - GLOBAL SERIES (CONTINUED)
------------------------------------------------

                                                         NUMBER OF       MARKET
COMMON STOCKS (CONTINUED)                                 SHARES         VALUE
--------------------------------------------------------------------------------

UNITED KINGDOM - 9.8%
Aegis Group PLC* .....................................   260,100       $266,928
British Telecommunication PLC ........................    35,300        258,223
D.F.S. Furniture Company PLC .........................    15,900        148,945
Grand Metropolitan PLC ...............................    88,200        711,088
Harvey Nichols PLC ...................................    22,800        125,042
Inchcape PLC .........................................   116,700        502,048
RTZ Corporation PLC ..................................    13,800        218,325
SmithKline Beecham PLC ADR ...........................     1,600        112,000
Tomkins PLC ..........................................   115,900        518,589
Vodafone Group PLC ...................................    53,400        244,197
                                                                     ----------
                                                                      3,105,385

UNITED STATES - 16.7%
Ace, Ltd. ............................................     2,000        128,000
AlliedSignal, Inc. ...................................     1,600        114,000
Aon Corporation ......................................     1,800        110,250
Avery-Dennison Corporation ...........................     3,000        115,500
Becton, Dickinson & Company ..........................     2,400        108,000
Boeing Company .......................................     1,200        118,350
Border Group, Inc.* ..................................     6,000        113,250
Bristol-Myers Squibb Company .........................     2,000        118,000
Calpine Corporation* .................................     5,200         94,250
Chubb Corporation ....................................     2,000        107,750
Citicorp .............................................       900         97,425
Conseco, Inc. ........................................     3,200        114,000
Crown Cork & Seal Company, Inc. ......................     2,000        103,250
Data General Corporation .............................     6,900        117,300
Diamond Offshore Drilling, Inc. ......................     2,100        143,850
Equity Residential Properties Trust ..................     2,600        115,375
Federal National Mortgage Association ................     2,700         97,538
Fleet Financial Group, Inc. ..........................     2,000        114,500
Gap, Inc. ............................................     3,300        110,550
Georgia Pacific Corporation ..........................     1,700        123,250
Hasbro, Inc. .........................................     3,750        102,656
Honeywell, Inc. ......................................     1,500        101,813
Ingersoll-Rand Company ...............................     2,500        109,063
Johnson & Johnson ....................................     2,200        116,325
Kimberly-Clark Corporation ...........................     1,100        109,313
Mobil Corporation ....................................       900        117,563
Monsanto Company .....................................     3,400        130,050
NAC Re Corporation ...................................     3,000        106,875
NationsBank Corporation ..............................     1,900        105,213
Norwest Corporation ..................................     2,500        115,625
PacifiCare Health Systems, Inc.* .....................     1,500        129,469
Perkin Elmer Corporation .............................     1,500         96,563
Procter & Gamble Company .............................     1,000        115,000
Raychem Corporation ..................................     1,400        115,325
Safeway, Inc.* .......................................     2,400        111,300
Schlumberger, Ltd. ...................................     1,200        128,700
Service Corporation International ....................     4,200        124,950
Snap-On, Inc. ........................................     3,100        120,125


                                                         NUMBER OF       MARKET
COMMON STOCKS (CONTINUED)                                 SHARES         VALUE
--------------------------------------------------------------------------------

UNITED STATES, CONTINUED
Structual Dynamics Research Corporation ..............     6,000       $123,750
Tosco Corporation ....................................     3,900        111,150
Tyco Corporation .....................................     2,100        115,500
Union Pacific Corporation ............................     2,000        113,500
Union Pacific Resources Group, Inc. ..................     3,693         98,788
United Healthcare Corporation ........................     1,400         66,675
WMX Technologies, Inc. ...............................     2,700         82,688
Warner-Lambert Company ...............................     1,500        129,750
Williams Companies, Inc. .............................     2,600        115,700
                                                                     ----------
                                                                      5,277,817
                                                                     ----------
Total common stocks - 89.4% ..........................               28,310,355

FOREIGN GOVERNMENT AGENCY
Japanese Treasury Note, due 6/10/971 - 1.8% ..........70,000,000        565,198
                                                                     ----------
Total investments - 92.2% ............................               29,179,954

Cash and other assets, less liabilities - 7.8% .......                2,485,240
                                                                     ----------
Total net assets - 100.0% ............................              $31,665,194
                                                                    ===========

INVESTMENT CONCENTRATION

At March 31, 1997, Global Series' investment concentration, by industry, was as follows:

Banking ...............................................................    7.9%
Capital Equipment .....................................................    7.7%
Chemicals .............................................................    0.4%
Construction and Housing ..............................................    1.6%
Consumer Durables .....................................................    5.2%
Consumer Nondurables ..................................................    8.2%
Electrical and Electronics ............................................    2.1%
Energy Sources ........................................................    5.1%
Financial Services ....................................................    9.8%
Foreign Governments and Agencies ......................................    1.8%
Healthcare ............................................................    3.7%
Materials .............................................................   14.2%
Merchandising .........................................................    2.9%
Multi-Industry ........................................................    6.1%
Real Estate ...........................................................    4.0%
Services ..............................................................    4.0%
Telecommunications ....................................................    3.2%
Trade .................................................................    2.1%
Transportation ........................................................    0.3%
Utilities .............................................................    1.9%
Cash and other assets, less liabilities ...............................    7.8%
                                                                     ----------
Total net assets ......................................................  100.0%
                                                                     ==========


                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       20

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
MARCH 31, 1997
(UNAUDITED)

----------------------------------------------
SECURITY EQUITY FUND - ASSET ALLOCATION SERIES
----------------------------------------------

                                                         PRINCIPAL
                                                         AMOUNT OR
                                                         NUMBER OF       MARKET
CORPORATE BONDS                                           SHARES         VALUE
--------------------------------------------------------------------------------

BROKERAGE - 0.8%
Merrill Lynch & Company, Inc. 8.00% - 2007 ...........   $50,000       $ 51,563

FINANCIAL SERVICES - 0.4%
MCN Investment Corporation, 6.32% - 2003 .............   $25,000         23,906

INDUSTRIAL SERVICES - 10.9%
Rite Aid Corporation, 6.70% -2001 ....................  $125,000        122,187
Sun Company, Inc., 7.125% - 2004 .....................  $300,000        294,375
Xerox Corporation, 8.125% - 2002 .....................  $300,000        311,250
                                                                     ----------
                                                                        727,812
                                                                     ----------
Total corporate bonds - 12.1% ........................                  803,281

COMMON STOCKS
-------------

AUTO PARTS & SUPPLIES - 2.8%
Arvin Industries, Inc. ...............................     2,100         49,088
Dana Corporation .....................................     1,400         46,025
Eaton Corporation ....................................       400         28,350
Modine Manufacturing Company .........................       800         19,600
Simpson Industries, Inc. .............................     2,500         24,687
Walbro Corporation ...................................     1,000         17,625
                                                                     ----------
                                                                        185,375

BUILDING MATERIALS - 1.7%
Ameron International Corporation .....................       500         24,937
Armstrong World Industries, Inc. .....................       300         19,425
Crane Company ........................................     1,050         32,944
Thomas Industries, Inc. ..............................     1,400         32,900
                                                                     ----------
                                                                        110,206

BROADCAST MEDIA - 2.5%
A.H. Belo Corporation ................................     1,000         37,000
Chris-Craft Industries, Inc.* ........................       515         20,407
TCI Satellite Entertainment, Inc.* ...................       240          1,860
Tele-Communications, Inc.* ...........................     2,400         28,800
Time Warner, Inc. ....................................     1,000         43,250
U.S. West Media Group* ...............................     2,000         37,250
                                                                     ----------
                                                                        168,567

COMPUTER SYSTEMS - 2.1%
Compaq Computer Corporation* .........................       300         22,988
Hewlett-Packard Company ..............................       600         31,950
Quantum Corporation* .................................     1,000         38,625
SCI Systems, Inc.* ...................................       600         30,375
Sun Microsystems, Inc.* ..............................       600         17,325
                                                                     ----------
                                                                        141,263


                                                         NUMBER OF       MARKET
COMMON STOCKS (CONTINUED)                                 SHARES         VALUE
--------------------------------------------------------------------------------

ELECTRONICS - 2.0%
Bell Industries, Inc.* ...............................     1,000       $ 18,000
CTS Corporation ......................................       700         35,700
Fluke (John) Manufacturing Company ...................       700         31,063
Harris Corporation ...................................       400         30,750
Zero Corporation .....................................     1,000         18,750
                                                                     ----------
                                                                        134,263

MACHINERY - 1.9%
Dover Corporation ....................................       700         36,750
GATX Corporation .....................................       400         19,550
Graco, Inc. ..........................................       800         23,000
Lindsay Manufacturing Company ........................       100          3,275
Parker-Hannifin Corporation ..........................       600         25,650
Trinova Corporation ..................................       600         20,100
                                                                     ----------
                                                                        128,325

MINING & METALS - 2.3%
Asarco, Inc. .........................................       600         16,875
Brush Wellman, Inc. ..................................     3,700         67,063
Handy & Harman .......................................     1,300         19,500
Phelps Dodge Corporation .............................       700         51,187
                                                                     ----------
                                                                        154,625

RECREATION - 2.0%
Brunswick Corporation ................................     1,200         32,250
Callaway Golf Company ................................       700         20,038
Handleman Company* ...................................     1,200          8,550
Harcourt General, Inc. ...............................       500         23,250
Huffy Corporation ....................................     1,700         23,375
King World Productions, Inc.* ........................       600         21,900
                                                                     ----------
                                                                        129,363

RESTAURANTS - 2.5%
Applebees International, Inc. ........................       600         14,475
CKE Restaurants, Inc. ................................     1,500         33,187
International Dairy Queen, Inc.* .....................     1,000         22,000
Luby's Cafeterias, Inc. ..............................     1,000         18,625
Ruby Tuesday, Inc. ...................................     1,500         26,063
Ryan's Family Steak House, Inc.* .....................     4,000         31,250
Wendy's International, Inc. ..........................     1,000         20,625
                                                                     ----------
                                                                        166,225

STEEL - 2.1%
Carpenter Technology Corporation .....................       400         15,300
Cleveland Cliffs, Inc. ...............................     1,300         54,925
Commerical Metals Company ............................     1,100         31,487
Quanex Corporation ...................................     1,000         25,125
Steel Technologies, Inc. .............................     1,000         11,250
                                                                     ----------
                                                                        138,087


                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       21

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
MARCH 31, 1997
(UNAUDITED)

----------------------------------------------------------
SECURITY EQUITY FUND - ASSET ALLOCATION SERIES (continued)
----------------------------------------------------------

                                                         PRINCIPAL
                                                         AMOUNT OR
                                                         NUMBER OF       MARKET
COMMON STOCKS                                             SHARES         VALUE
--------------------------------------------------------------------------------

TELECOMMUNICATIONS - 2.2%
Ameritech Corporation ................................       400        $24,600
Bell Atlantic Corporation ............................       500         30,438
Bellsouth Corporation ................................       500         21,125
GTE Corporation ......................................       500         23,312
Nynex Corporation ....................................       400         18,250
Pacific Telesis Group ................................       400         15,100
Southern New England Telecommunications ..............       300         10,762
                                                                     ----------
                                                                        143,587
                                                                     ----------
Total common stocks - 24.1% ..........................                1,599,886

U.S. GOVERNMENT AGENCIES
------------------------

FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.2%
         7.00% - 2020 ................................  $100,000         96,658
         7.00% - 2021 ................................   $50,000         48,063

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.1%
         6.50% - 2018 ................................   $50,000         47,230
         6.95% - 2020 ................................  $130,000        122,355
         7.50% - 2020 ................................   $40,000         39,358
                                                                     ----------
Total U.S. government & government agencies - 5.3% ...                  353,664

FOREIGN STOCKS
--------------

BELGIUM - 6.8%
Cementbedrijven Cimenteries ..........................       800         79,802
Delhaize - Le Lion ...................................       800         44,540
Electrabel ...........................................       150         34,449
Fortis AG ............................................       300         53,501
Gevaert Photo Productions ............................       400         29,809
Petrofina SA .........................................       150         52,196
Royale Belgium .......................................       250         63,795
Solvay SA ............................................       150         90,473
                                                                     ----------
                                                                        448,565

GERMANY - 7.4%
Allianz AG Holdings ..................................        36         74,098
BASF AG ..............................................     1,081         41,403
Bayer AG .............................................       735         30,926
Continental AG .......................................       202          4,510
Daimler-Benz AG* .....................................       850         68,575
Degussa AG ...........................................        14          5,975
Deutsche Bank AG .....................................       692         39,196
Dresdner Bank AG .....................................     1,211         43,079
Friedrich Grohe AG - Vorzugsak .......................         7          2,232
Heidelberger Zement AG ...............................        79          6,960
Hochtief AG ..........................................       180          7,552
Linde AG .............................................        14          9,843
Merck KGAA ...........................................       187          7,655
Muenchener Rueckversicherungs-Gesellschaft AG ........         7         18,167


                                                         NUMBER OF       MARKET
FOREIGN STOCKS (continued)                                SHARES         VALUE
--------------------------------------------------------------------------------

GERMANY, CONTINUED
Preussag AG ..........................................        72         19,463
SAP AG ...............................................       122         20,767
Siemens AG ...........................................     1,038         55,870
Veba AG ..............................................       634         36,405
                                                                     ----------
                                                                        492,676

HONG KONG - 0.0%
Bank of East Asia ....................................       720          2,444

ITALY - 4.4%
Assicurazioni Generali ...............................     2,475         43,321
Banco Commerciale Italiane ...........................    11,000         22,023
Edison SPA ...........................................     4,000         21,364
Fiat SPA .............................................     7,000         22,239
Ina-Instituto Naz Assicuraz ..........................    16,638         22,340
Instituto Mobiliare Italiano .........................     3,208         27,874
Mediobanca ...........................................     3,500         21,966
Montedison SPA* ......................................    29,600         19,961
Telecom Italia Mobile SPA ............................    18,821         54,153
Telcom Italia SPA ....................................    15,000         37,494
                                                                     ----------
                                                                        292,735

JAPAN - 10.4%
Asahi Bank, Ltd. .....................................     1,000          6,284
The Bank of Tokyo-Mitsubishi .........................     4,000         62,353
Bank of Yokohama, Ltd. ...............................     1,000          4,604
East Japan Railway Company ...........................         1          4,079
Fuji Bank, Ltd. ......................................     1,000         11,550
Fujitsu, Ltd. ........................................     1,000         10,177
Hitachi, Ltd. (Hit. Seisakusho) ......................     1,000          8,885
Industrial Bank of Japan .............................     1,000         10,177
Itoham Foods .........................................     1,000          5,024
Japan Energy Corporation .............................     1,000          2,399
Kawasaki Heavy Industries ............................     4,000         15,540
Marui Company, Ltd. ..................................     1,000         14,458
Matsushita Electric Industrial Company, Ltd. .........     1,000         15,588
Mitsubishi Corporation ...............................     4,000         35,538
Mitsubishi Heavy Industrial, Ltd. ....................     4,000         26,007
Mitsubishi Materials Corporation .....................     4,000         13,957
Mitsubishi Trust & Bank ..............................     1,000          9,934
Nippon Comsys Corporation ............................     1,000         10,338
Nippon Shokubai K.K. Company .........................     1,000          5,961
NSK Ltd. .............................................     4,000         21,291
Nissan Motor Company, Ltd. ...........................     1,000          6,017
Nomura Securities Company, Ltd. ......................     1,000         11,065
Oyo Corporation ......................................       320          9,744
Sakura Bank, Ltd. ....................................     1,000          5,597
Sega Enterprises .....................................       100          2,504
Sekisui House, Ltd. ..................................     4,000         39,092
Sharp Corporation ....................................     1,000         11,873
Shimizu Corporation ..................................     6,000         33,196


                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       22

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
MARCH 31, 1997
(UNAUDITED)

----------------------------------------------------------
SECURITY EQUITY FUND - ASSET ALLOCATION SERIES (continued)
----------------------------------------------------------

                                                         PRINCIPAL
                                                         AMOUNT OR
                                                         NUMBER OF       MARKET
FOREIGN STOCKS (continued)                                SHARES         VALUE
--------------------------------------------------------------------------------

JAPAN, CONTINUED
Shin-Etsu Chemical Company ...........................     1,000        $18,981
Sumitomo Bank ........................................     4,000         47,492
Sumitomo Chemical Company ............................     6,000         23,407
Sumitomo Marine & Fire ...............................     1,000          6,058
Tokyo Dome Corporation ...............................     1,000         12,600
Tokyo Electric Power .................................     2,700         49,067
Tokyu Corporation ....................................     4,000         18,803
Toyoda Automatic Loom Works ..........................     1,000         16,558
Toyota Motor Corporation .............................     3,000         75,842
Yamaichi Securities ..................................     3,000          9,353
                                                                     ----------
                                                                        691,393
                                                                     ----------
Total foreign stocks - 29.0% .........................                1,927,813

TEMPORARY CASH INVESTMENTS
--------------------------

Chase Master Note Program - 2.6% .....................   176,000        176,000
Federal Farm Credit Banks - 7.5%
         5.15% - 4-7-97 ..............................  $500,000        499,571
Federal Mortgage Corporation - 6.0%
         5.21% - 4-25-97 .............................  $400,000        398,611
Federal National Mortgage Association - 13.5%
         5.10% - 4-10-97 .............................  $500,000        499,362
         5.09% - 4-24-97 .............................  $100,000         99,675
         5.30% - 4-29-97 .............................  $300,000        298,763
                                                                     ----------
                                                                        897,800
                                                                     ----------
Total temporary cash investments - 29.6% .............                1,971,982
                                                                     ----------
Total investments - 100.1% ...........................                6,656,626
Liabilities, less cash and other assets - (0.1%) .....                   (4,400)
                                                                     ----------
Total net assets - 100.0% ............................               $6,652,226
                                                                     ==========


----------------------------------------------
SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES
----------------------------------------------

COMMON STOCKS
-------------

ADVERTISING - 1.2%
Omnicom Group, Inc. ..................................       800        $39,900

BANKING & FINANCE - 3.8%
Banc One Corporation .................................       800         31,800
Bank of New York Company, Inc. .......................       800         29,400
H.F. Ahmanson & Company ..............................       800         29,200
Northern Trust Corporation ...........................       900         33,750
                                                                     ----------
                                                                        124,150

BEVERAGES - 3.5%
Coca-Cola Company ....................................     1,500         83,813
PepsiCo, Inc. ........................................     1,000         32,625
                                                                     ----------
                                                                        116,438


                                                         NUMBER OF       MARKET
COMMON STOCKS (continued)                                 SHARES         VALUE
--------------------------------------------------------------------------------

BIOTECHNOLOGY - 1.0%
Amgen, Inc.* .........................................       600        $33,525

BUSINESS SERVICES - 1.6%
Automatic Data Processing, Inc. ......................       900         37,688
Paychex, Inc. ........................................       400         16,450
                                                                     ----------
                                                                         54,138

CHEMICALS--SPECIALTY - 3.0%
Nalco Chemical Company ...............................       800         29,900
Praxxair, Inc. .......................................     1,000         44,875
Sigma-Aldrich ........................................       800         24,700
                                                                     ----------
                                                                         99,475

COMPUTER SOFTWARE - 7.1%
BMC Software, Inc.* ..................................     1,200         55,350
Electronics for Imaging, Inc.* .......................       800         31,900
HBO & Company ........................................       600         28,500
Microsoft Corporation* ...............................       700         64,181
Parametric Technology Corporation* ...................       500         22,562
Peoplesoft, Inc.* ....................................       800         32,000
                                                                     ----------
                                                                        234,493

COMPUTER SYSTEMS - 2.8%
Compaq Computer Corporation* .........................       300         22,987
Hewlett-Packard Company ..............................       700         37,274
Sun Microsystems, Inc.* ..............................     1,100         31,763
                                                                     ----------
                                                                         92,024

CONSUMER SERVICES - 2.5%
Apollo Group, Inc. (Cl.A)* ...........................     1,300         31,850
Service Corporation International ....................     1,100         32,725
Sylvan Learning Systems, Inc.* .......................       750         18,563
                                                                     ----------
                                                                         83,138

CONSUMER STAPLES - 0.9%
Rexall Sundown, Inc.* ................................     1,200         30,750

ELECTRONIC--INSTRUMENTS - 1.7%
Perkin-Elmer Corporation .............................       400         25,750
Solectron Corporation* ...............................       600         30,075
                                                                     ----------
                                                                         55,825

FINANCIAL SERVICES - 3.2%
Federal Home Loan Mortgage Corporation ...............     1,300         35,425
Federal National Mortgage Association ................     1,000         36,125
Finova Group, Inc. ...................................       500         33,813
                                                                     ----------
                                                                        105,363

HEALTH CARE - 2.3%
Cardinal Health, Inc. ................................       750         40,781
Omnicare, Inc. .......................................       800         18,800
Quintiles Transnational Corporation* .................       300         16,163
                                                                     ----------
                                                                         75,744

HOUSEHOLD FURNISHING - 1.6%
Leggett & Platt, Inc. ................................     1,600         52,000



                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       23

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
MARCH 31, 1997
(UNAUDITED)

----------------------------------------------------------
SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES (continued)
----------------------------------------------------------

                                                         NUMBER OF       MARKET
COMMON STOCKS (continued)                                 SHARES         VALUE
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS - 5.6%
Clorox Company .......................................       300        $33,638
Colgate-Palmolive Company ............................       400         39,850
Kimberly-Clark Corporation ...........................       300         29,813
Procter & Gamble Company .............................       700         80,500
                                                                     ----------
                                                                        183,801

INSURANCE - 4.8%
Aetna, Inc. ..........................................       400         34,350
American International Group, Inc. ...................       500         58,687
Chubb Corporation ....................................       600         32,325
SunAmerica, Inc. .....................................       800         30,100
                                                                     ----------
                                                                        155,462

MACHINERY - 1.2%
Deere & Company ......................................       900         39,150

MANUFACTURING - 1.6%
Illinois Tool Works, Inc. ............................       600         48,975

MEDICAL INSTRUMENTS - 5.2%
Boston Scientific Corporation* .......................       600         37,050
Guidant Corporation ..................................     1,300         79,950
Medtronics, Inc. .....................................       250         15,563
St. Jude Medical, Inc.* ..............................     1,200         40,050
                                                                     ----------
                                                                        172,613

OIL & GAS EXPLORATION - 2.6%
Anadarko Petroleum Corporation .......................       500         28,063
Apache Corporation ...................................       600         20,100
Sonat, Inc. ..........................................       700         38,150
                                                                     ----------
                                                                         86,313

PACKAGING & CONTAINERS - 0.8%
Sealed Air Corporation* ..............................       600         24,675

PHARMACEUTICALS - 6.7%
Dura Pharmaceuticals, Inc.* ..........................       700         25,025
Johnson & Johnson ....................................     1,300         68,738
Merck & Company, Inc. ................................       900         75,825
Schering-Plough Corporation ..........................       700         50,925
                                                                     ----------
                                                                        220,513

POLLUTION CONTROL - 1.1%
United States Filter Corporation* ....................     1,200         37,050

RESTAURANTS - 2.1%
Landry's Seafood Restaurants* ........................     1,100         17,463
Papa John's International, Inc.* .....................       750         19,781
Starbuck's Corporation* ..............................     1,100         32,587
                                                                     ----------
                                                                         69,831

RETAIL TRADE - 7.9%
Dayton Hudson Corporation ............................     1,100         45,925
Kohl's Corporation* ..................................       600         25,425
Nine West Group, Inc.* ...............................       400         17,900
Petsmart, Inc.* ......................................       800         16,200
Staples, Inc.* .......................................     1,200         24,150


                                                         NUMBER OF       MARKET
COMMON STOCKS (continued)                                 SHARES         VALUE
--------------------------------------------------------------------------------

RETAIL TRADE, CONTINUED
TJX Companies, Inc. ..................................       700        $29,925
Tiffany & Company ....................................       600         22,800
Toys `R' Us, Inc.* ...................................     1,100         30,800
Walgreens Company ....................................     1,100         46,062
                                                                     ----------
                                                                        259,187

SEMICONDUCTORS - 7.3%
Analog Devices, Inc.* ................................     1,000         22,500
Applied Materials, Inc.* .............................       700         32,462
Intel Corporation ....................................       600         83,475
KLA Instruments Corporation* .........................       900         32,850
Novellus Systems, Inc.* ..............................       500         34,500
Xilinx, Inc.* ........................................       700         34,125
                                                                     ----------
                                                                        239,912

TELECOMMUNICATIONS - 0.9%
ADC Telecommunications, Inc.* ........................     1,100         29,562

TEXTILES--APPAREL - 2.0%
Jones Apparel Group, Inc. ............................       900         33,412
Tommy Hilfiger Corporation* ..........................       600         31,350
                                                                     ----------
                                                                         64,762

TOOLS - 1.6%
Snap-On, Inc. ........................................     1,400         54,250

TOYS & SPORTING GOODS - 0.6%
Mattel, Inc. .........................................       800         19,200

TRANSPORTATION - 0.7%
Illinois Central Corporation .........................       700         22,050

UTILITITES - 0.6%
Consolidated Natural Gas Company .....................       400         20,150
                                                                     ----------
Total common stocks - 89.5% ..........................                2,944,419
Cash and other assets, less liabilities - 10.5% ......                  344,687
                                                                     ----------
Total net assets - 100.0% ............................               $3,289,106
                                                                     ==========


-------------------
SECURITY ULTRA FUND
-------------------

COMMON STOCKS
-------------

ADVERTISING - 1.4%
Omincom Group, Inc. ..................................    19,000       $947,625

BANKS & TRUSTS - 3.2%
State Street Boston Corporation ......................    18,000      1,248,750
Northern Trust Corporation ...........................    26,000        975,000
                                                                     ----------
                                                                      2,223,750

BEVERAGES - 2.4%
Coca-Cola Enterprises, Inc. ..........................    28,600      1,640,925


                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       24

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
MARCH 31, 1997
(UNAUDITED)

-------------------------------
SECURITY ULTRA FUND (continued)
-------------------------------

                                                         NUMBER OF       MARKET
COMMON STOCKS (continued)                                 SHARES         VALUE
--------------------------------------------------------------------------------

BIOTECHNOLOGY - 2.7%
Amgen, Inc.* .........................................    12,500       $698,438
Biogen, Inc.* ........................................    17,200        642,850
Centocor, Inc.* ......................................    16,000        488,000
                                                                     ----------
                                                                      1,829,288

BROKERAGE - 1.8%
Schwab (Charles) Corporation .........................    39,000      1,243,125

BUSINESS SERVICES - 1.6%
Cambridge Technology Partners, Inc.* .................    26,000        601,250
Paychex, Inc. ........................................    12,500        514,063
                                                                     ----------
                                                                      1,115,313

CHEMICALS--SPECIALTY - 2.4%
Praxxair, Inc. .......................................    21,000        942,375
Sigma-Aldrich Corporation ............................    22,000        679,250
                                                                     ----------
                                                                      1,621,625

COMPUTER SOFTWARE - 8.3%
BMC Software, Inc.* ..................................    25,000      1,153,125
Cadence Design Systems, Inc.* ........................    20,250        696,093
Electronics for Imaging, Inc.* .......................    18,000        717,750
HBO & Company ........................................    15,500        736,250
Parametric Technology Corporation* ...................    15,000        676,875
Peoplesoft, Inc.* ....................................    23,000        920,000
Project Software & Development* ......................    14,500        464,000
Wind River Systems* ..................................    12,750        301,218
                                                                     ----------
                                                                      5,665,311

COMPUTER SYSTEMS - 4.0%
Dell Computer Corporation* ...........................    11,500        777,687
Encad, Inc.* .........................................    24,500        731,937
SCI Systems, Inc.* ...................................    17,500        885,938
Sanmina Corporation* .................................     7,000        313,250
                                                                     ----------
                                                                      2,708,812

CONSUMER SERVICES - 1.5%
Apollo Group, Inc.* ..................................    15,000        367,500
Stewart Enterprises, Inc. (Cl.A) .....................    17,500        638,750
                                                                     ----------
                                                                      1,006,250

CONSUMER STAPLES - 0.9%
Rexall Sundown, Inc.* ................................    25,000        640,625

ELECTRONIC--INSTRUMENTS - 0.5%
Perkin-Elmer Corporation .............................     5,300        341,187

ENTERTAINMENT - 2.3%
Circus Circus Enterprises, Inc.* .....................    25,000        650,000
Mirage Resorts, Inc.* ................................    45,000        956,250
                                                                     ----------
                                                                      1,606,250

FINANCIAL SERVICES - 2.1%
Franklin Resources, Inc. .............................    28,000      1,428,000


                                                         NUMBER OF       MARKET
COMMON STOCKS (continued)                                 SHARES         VALUE
--------------------------------------------------------------------------------

HEALTH CARE - 3.3%
Cardinal Health, Inc. ................................    24,000     $1,305,000
Parexel International Corporation* ...................    16,000        368,000
Quintiles Transnational Corporation* .................    11,100        598,012
                                                                     ----------
                                                                      2,271,012

HEALTH CARE--HMO - 1.5%
Oxford Health Plans, Inc.* ...........................    17,100      1,002,487

HOTEL/MOTEL - 0.5%
Promus Hotel Corporation* ............................    11,000        365,750

HOUSEHOLD PRODUCTS - 0.5%
Dial Corporation .....................................    22,000        354,750

INSURANCE - 3.3%
Aflac, Inc. ..........................................    27,500      1,031,250
SunAmerica, Inc. .....................................    32,000      1,204,000
                                                                     ----------
                                                                      2,235,250

INVESTMENT MANAGEMENT - 0.7%
T. Rowe Price Associates .............................    13,700        508,613

MANUFACTURING - 1.3%
Illinois Tool Works, Inc. ............................    10,500        857,063

MEDICAL INSTRUMENTS - 1.4%
Guidant Corporation ..................................    15,500        953,250

MEDICAL PRODUCTS - 0.7%
Hologic, Inc.* .......................................    19,500        475,313

OFFICE EQUIPMENT & SUPPLIES - 2.0%
Checkpoint Systems, Inc. .............................    16,500        282,563
Diebold, Inc. ........................................    16,500        620,812
Viking Office Products, Inc.* ........................    23,000        445,625
                                                                     ----------
                                                                      1,349,000

OIL & GAS DRILLING - 2.4%
Ensco International, Inc.* ...........................    17,500        861,875
Noble Affiliates, Inc. ...............................    20,000        755,000
                                                                     ----------
                                                                      1,616,875

OIL & GAS EQUIPMENT & SERVICES - 3.9%
BJ Services Company* .................................     9,000        430,875
Global Marine, Inc.* .................................    42,000        903,000
Smith International, Inc.* ...........................    10,000        456,250
Tidewater, Inc. ......................................    15,000        690,000
Varco International, Inc.* ...........................     8,000        200,000
                                                                     ----------
                                                                      2,680,125

OIL & GAS EXPLORATION - 2.2%
Anadarko Petroleum Corporation .......................    11,400        639,825
Sonat, Inc. ..........................................    16,500        899,250
                                                                     ----------
                                                                      1,539,075

PACKAGING & CONTAINERS - 0.6%
Sealed Air Corporation* ..............................    10,500        431,813


                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       25

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
MARCH 31, 1997
(UNAUDITED)

-------------------------------
SECURITY ULTRA FUND (continued)
-------------------------------

                                                         NUMBER OF       MARKET
COMMON STOCKS (continued)                                 SHARES         VALUE
--------------------------------------------------------------------------------

PHARMACEUTICALS - 2.8%
Dura Pharmaceuticals, Inc.* ..........................    36,000     $1,287,000
Jones Medical Industries, Inc. .......................    12,500        300,000
Medicis Pharmaceuticals Corporation ..................    10,500        312,375
                                                                     ----------
                                                                      1,899,375

POLLUTION CONTROL - 1.9%
United States Filter Corporation* ....................    16,500        509,438
United Waste Systems, Inc.* ..........................    21,000        782,250
                                                                     ----------
                                                                      1,291,688

RESTAURANTS - 1.5%
Landry's Seafood Restaurants, Inc.* ..................    29,500        468,313
Papa John's International, Inc.* .....................    22,125        583,546
                                                                     ----------
                                                                      1,051,859

RETAIL - 6.4%
Bed Bath & Beyond, Inc.* .............................    16,000        387,000
Consolidated Stores Corporation ......................    16,000        564,000
Dollar General Corporation ...........................    25,000        781,250
Kohl's Corporation* ..................................    20,000        847,500
Nine West Group, Inc.* ...............................    12,000        537,000
Staples, Inc* ........................................    46,375        933,297
Tiffany & Company ....................................     8,000        304,000
                                                                     ----------
                                                                      4,354,047

SEMICONDUCTORS - 8.0%
Altera Corporation* ..................................    22,000        946,000
Analog Devices, Inc.* ................................    36,666        824,985
Cymer, Inc.* .........................................     8,500        304,938
KLA Instruments Corporation* .........................    22,000        803,000
Linear Technology Corporation* .......................    18,000        796,500
Novellus Systems, Inc.* ..............................    13,000        897,000
Xilinx, Inc* .........................................    18,000        877,500
                                                                     ----------
                                                                      5,449,923


                                                         NUMBER OF       MARKET
COMMON STOCKS (continued)                                 SHARES         VALUE
--------------------------------------------------------------------------------

TELECOMMUNICATIONS - 0.4%
ADC Telecommunications, Inc.* ........................    11,000       $295,625

TEXTILES--APPAREL - 1.6%
Tommy Hilfiger Corporation* ..........................    11,500        600,875
Jones Apparel Group, Inc. ............................    13,000        482,625
                                                                     ----------
                                                                      1,083,500

TOOLS - 1.1%
Snap-On, Inc. ........................................    20,250        784,687

TRANSPORTATION - 0.7%
Illinois Central Corporation .........................    15,000        472,500
                                                                     ----------
Total common stocks - 83.8% ..........................               57,341,666

Cash and other assets, less liabilities - 16.2% ......               11,080,139
                                                                     ----------
Total net assets - 100.0% ............................              $68,421,805
                                                                     ==========

The identified cost of investments owned at March 31, 1997, was the same for federal income tax and financial statement purposes.

*Securities on which no cash dividend was paid during the preceding twelve months.

ADR - (American Depositary Receipt)

(1) Principal amount on foreign bond is reflected in local currency (e.g., Japanese yen) while market value is reflected in U.S. dollars.

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       26

BALANCE SHEETS
--------------------------------------------------------------------------------
MARCH 31, 1997
(UNAUDITED)

                                                                              SECURITY EQUITY FUND
                                                           -------------------------------------------------------------
                                              SECURITY                                         ASSET         SOCIAL        SECURITY
                                             GROWTH AND        EQUITY          GLOBAL        ALLOCATION     AWARENESS       ULTRA
                                             INCOME FUND       SERIES          SERIES          SERIES        SERIES         FUND
                                             ---------------------------------------------------------------------------------------
ASSETS

Investments, at value (identified
  cost $65,104,785, $471,902,761,
  $26,898,645, $6,621,740, $3,027,893
  and $49,626,171, respectively) ..........   $75,594,550    $639,613,125    $29,179,954    $6,656,626    $2,944,419    $57,341,666
Cash ......................................       453,382      20,281,124      2,207,120           349       560,146     11,503,954
Receivables:
  Fund shares sold ........................        35,894         995,319         90,158        25,673        43,693         30,238
  Securities sold .........................     2,435,329              --        954,715            --        32,709        825,042
  Forward foreign exchange contracts ......            --              --          5,033            --            --             --
  Interest ................................        84,070          88,351          7,078        19,280         2,263         27,748
  Dividends ...............................       301,894         790,067         85,140         4,502         1,772         23,903
  Miscellaneous ...........................            --              --             --         9,968        15,738             --
  Foreign taxes recoverable ...............            --              --         22,511         1,253            --             --
                                             ------------    ------------   ------------  ------------  ------------   ------------
           Total assets ...................   $78,905,119    $661,767,986    $32,551,709    $6,717,651    $3,600,740    $69,752,551
                                             ============    ============   ============  ============  ============   ============

LIABILITIES AND NET ASSETS
Liabilities:
 Payable for:
  Securities purchased ....................    $2,829,446        $615,832       $816,232       $39,251      $307,556       $726,659
  Fund shares redeemed ....................        57,178       1,616,462          5,669           ---           ---        410,582
  Forward exchange contracts ..............            --              --          7,019            --            --             --
 Other Liabilities:
  Management fees .........................        84,397         605,356         49,942        13,484            --         80,204
  Custodian fees ..........................            --              --             --            --           214             --
  Transfer and administration fees ........            --              --             --         4,601           590             --
  Professional fees .......................            --              --             --         3,536            --             --
  12b-1 distribution plan fees ............         3,239          52,540          7,653         2,898         1,567          3,801
  Variation margin payable ................            --              --             --            --            --        109,500
  Miscellaneous fees ......................            --              --             --         1,655         1,707             --
                                             ------------    ------------   ------------  ------------  ------------   ------------
    Total liabilities .....................     2,974,260       2,890,190        886,515        65,425       311,634      1,330,746

Net Assets:
  Paid in capital .........................    59,101,750     461,328,036     28,499,178     6,227,177     3,481,296     58,487,214
  Undistributed net investment income (loss)      272,396       1,036,678       (224,909)       24,303        (4,846)      (247,345)
  Accumulated undistributed net realized
    gain (loss) on sale of investments,
    futures and foreigncurrency transactions    6,066,948      28,802,718      1,120,576       365,932      (103,870)     2,752,004
  Net unrealized appreciation (depreciation)
    in value of investments, futures and
    translation of assets and liabilities
    in foreign currency ...................    10,489,765     167,710,364      2,270,349        34,814       (83,474)     7,429,932
                                             ------------    ------------   ------------  ------------  ------------   ------------
      Net assets ..........................    75,930,859     658,877,796     31,665,194     6,652,226     3,289,106     68,421,805
                                             ------------    ------------   ------------  ------------  ------------   ------------
        Total liabilities and net assets ..   $78,905,119    $661,767,986    $32,551,709    $6,717,651    $3,600,740    $69,752,551
                                             ============    ============   ============  ============  ============   ============

CLASS "A" SHARES
  Capital shares outstanding ..............     8,453,267      82,720,343      1,850,681       289,192        99,799      9,123,631
  Net assets ..............................   $72,149,981    $600,067,470    $22,017,841    $3,234,990    $1,430,821    $64,007,175
  Net asset value per share (net assets
    divided by shares outstanding) ........         $8.54           $7.25         $11.90        $11.19        $14.34          $7.02
  Add: Selling commission (5.75% of the
    offering price) .......................         $0.52           $0.44          $0.73         $0.68         $0.87          $0.43
                                             ------------    ------------   ------------  ------------  ------------   ------------
  Offering price per share (net asset value
    divided by 94.25%) ....................         $9.06           $7.69         $12.63        $11.87        $15.21          $7.45
                                             ============    ============   ============  ============  ============   ============

CLASS "B" SHARES
  Capital shares outstanding ..............       449,200       8,312,485        827,488       307,412       130,076        649,744
  Net assets ..............................    $3,780,878     $58,810,326     $9,647,353    $3,417,236    $1,858,285     $4,414,630
  Net asset value per share
    (net assets divided
    by shares outstanding) ................         $8.42           $7.08         $11.66        $11.12        $14.29          $6.79
                                             ============    ============   ============  ============  ============   ============




                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       27

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED
MARCH 31, 1997
(UNAUDITED)

                                                                              SECURITY EQUITY FUND
                                                           -------------------------------------------------------------
                                              SECURITY                                         ASSET         SOCIAL        SECURITY
                                             GROWTH AND        EQUITY          GLOBAL        ALLOCATION     AWARENESS       ULTRA
                                             INCOME FUND       SERIES          SERIES          SERIES        SERIES*        FUND
                                             ---------------------------------------------------------------------------------------
Investment Income:
  Dividends ...............................      $691,035      $4,556,233       $214,269       $42,018        $8,158       $105,238
  Interest ................................       507,250         575,729         40,963        49,809         6,749        154,140
                                             ------------    ------------   ------------  ------------  ------------   ------------
                                                1,198,285       5,131,962        255,232        91,827        14,907        259,378
    Less foreign tax expense ..............            --             --         (23,862)       (1,124)           --             --
                                             ------------    ------------   ------------  ------------  ------------   ------------
    Total investment income ...............     1,198,285       5,131,962        231,370        90,703        14,907        259,378

Expenses:
  Management fees .........................       488,268       3,407,298        289,193        28,710        10,785        486,111
  Custodian fees ..........................            --              --             --         2,421         1,143             --
  Transfer/maintenance fees ...............            --              --             --         3,521           860             --
  Administration fees .....................            --              --             --        23,877           972             --
  Directors' fees .........................            --              --             --           308           114             --
  Professional fees .......................            --              --             --         3,161         1,080             --
  Reports to shareholders .................            --              --             --           295            19             --
  Registration fees .......................            --              --             --         5,243         9,157             --
  Other expenses ..........................            --              --             --           632           509             --
  12b-1 distribution plan fees (Class B) ..        15,298         261,527         41,936        16,503         5,899         20,612
  Reimbursement of expenses ...............            --              --             --       (21,552)      (10,785)            --
                                             ------------    ------------   ------------  ------------  ------------   ------------
    Total expenses ........................       503,566       3,668,825        331,129        63,119        19,753        506,723
                                             ------------    ------------   ------------  ------------  ------------   ------------
      Net investment income (loss) ........       694,719       1,463,137        (99,759)       27,584        (4,846)      (247,345)

NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) during the period on:
  Investments .............................     6,220,879      36,868,278      1,230,114       372,660      (103,870)     3,523,977
  Foreign currency transactions ...........            --              --         89,839           (64)           --             --
                                             ------------    ------------   ------------  ------------  ------------   ------------
    Net realized gain (loss) ..............     6,220,879      36,868,278      1,319,953       372,596      (103,870)     3,523,977

 Net change in unrealized appreciation
 (depreciation) during the period on:
  Investments .............................    (4,732,237)     (4,965,231)       258,357       (91,203)      (83,474)    (9,974,473)
  Translation of assets and liabilities in
    foreign currencies ....................            --              --        (10,960)          (61)           --             --
  Futures contracts .......................            --              --             --            --            --        285,562
                                             ------------    ------------   ------------  ------------  ------------   ------------
    Net unrealized appreciation
    (depreciation) ........................    (4,732,237)     (4,965,231)       247,397       (91,264)      (83,474)    (9,688,911)
                                             ------------    ------------   ------------  ------------  ------------   ------------
       Net gain (loss) ....................     1,488,642      31,903,047      1,567,350       281,332      (187,344)    (6,164,934)
                                             ------------    ------------   ------------  ------------  ------------   ------------
         Net increase (decrease) in net
           assets resulting from operations    $2,183,361     $33,366,184     $1,467,591      $308,916     $(192,190)   $(6,412,279)
                                             ============    ============   ============  ============  ============   ============

*Period November 1, 1996 (inception) through March 31, 1997.



                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       28

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED
MARCH 31, 1997
(UNAUDITED)

                                                                              SECURITY EQUITY FUND
                                                           -------------------------------------------------------------
                                              SECURITY                                         ASSET         SOCIAL        SECURITY
                                             GROWTH AND        EQUITY          GLOBAL        ALLOCATION     AWARENESS       ULTRA
                                             INCOME FUND       SERIES          SERIES          SERIES        SERIES*        FUND
                                             ---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss) ..............    $694,719      $1,463,137       $(99,759)      $27,584       $(4,846)     $(247,345)
  Net realized gain (loss) ..................   6,220,879      36,868,278      1,319,953       372,596      (103,870)     3,523,977
  Unrealized appreciation
  (depreciation)
  during the period .........................  (4,732,237)     (4,965,231)       247,397       (91,264)      (83,474)    (9,688,911)
                                             ------------   -------------   ------------   -----------   -----------   ------------
    Net increase (decrease) in net
      assets resulting from operations ......   2,183,361      33,366,184      1,467,591       308,916      (192,190)    (6,412,279)

Distributions to shareholders from:

  Net investment income
    Class A .................................    (592,251)     (3,155,322)      (524,784)      (63,009)           --             --
    Class B .................................     (12,770)             --       (272,215)      (52,830)           --             --
  Net realized gain
    Class A .................................  (5,648,304)    (49,869,439)    (1,243,269)      (61,070)           --     (5,180,780)
    Class B .................................    (232,549)     (4,463,902)      (515,069)      (73,554)           --       (326,155)
                                             ------------   -------------   ------------   -----------   -----------   ------------
    Total distributions to shareholders .....  (6,485,874)    (57,488,663)    (2,555,337)     (250,463)           --     (5,506,935)

CAPITAL SHARE TRANSACTIONS (A):

  Proceeds from sale of shares
    Class A .................................   2,880,625     131,937,085      2,978,950       851,931     1,560,330     15,997,022
    Class B .................................   1,652,118      61,661,540      2,720,268       758,871     1,974,207      3,220,779
  Dividends reinvested
    Class A .................................   5,739,367      49,656,221      1,808,604       122,613            --      4,973,700
    Class B .................................     237,811       4,431,044        714,502       124,004            --        326,142
  Shares redeemed
    Class A .................................  (5,652,383)   (135,701,733)    (1,653,670)     (211,586)      (53,241)   (19,986,314)
    Class B .................................    (144,460)    (43,486,558)      (744,226)     (282,232)           --     (1,118,745)
                                             ------------   -------------   ------------   -----------   -----------   ------------
      Net increase from capital share
        transactions ........................   4,713,078      68,497,599      5,824,428     1,363,601     3,481,296      3,412,584
                                             ------------   -------------   ------------   -----------   -----------   ------------
        Total increase (decrease)
          in net assets .....................     410,565      44,375,120      4,736,682     1,422,054     3,289,106     (8,506,630)

NET ASSETS:

  Beginning of period .......................  75,520,294     614,502,676     26,928,512     5,230,172            --     76,928,435
                                             ------------   -------------   ------------   -----------   -----------   ------------
  End of period ............................. $75,930,859    $658,877,796    $31,665,194    $6,652,226    $3,289,106    $68,421,805
                                             ============    ============   ============  ============  ============   ============

Undistributed net investment
  income (loss) at end
  of period .................................    $272,396      $1,036,678      $(224,909)      $24,303       $(4,846)     $(247,345)
                                             ============    ============   ============  ============  ============   ============

 (a) Shares issued and redeemed
     Shares sold
       Class A ..............................     318,537      17,293,489        245,047        75,384       103,213      2,074,954
       Class B ..............................      27,800       8,279,799        228,272        67,858       130,076        417,009
     Dividends reinvested
       Class A ..............................     662,038       6,886,179        157,805        11,078            --        656,941
       Class B ..............................     186,083         628,339         63,438        11,246            --         44,428
     Shares redeemed
       Class A ..............................    (626,732)    (17,849,311)      (134,394)      (18,684)       (3,414)    (2,602,956)
       Class B ..............................     (16,129)     (5,871,179)       (62,464)      (25,103)           --       (147,693)
                                             ------------   -------------   ------------   -----------   -----------   ------------
     Net increase (decrease) ................     551,597       9,367,316        497,704       121,779       229,875        442,683
                                             ============    ============   ============  ============  ============   ============


  *Period November 1, 1996 (inception) through March 31, 1997


                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       29

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1996


                                                                         SECURITY EQUITY FUND
                                                           ----------------------------------------------
                                              SECURITY                                         ASSET        SECURITY
                                             GROWTH AND        EQUITY          GLOBAL        ALLOCATION      ULTRA
                                             INCOME FUND       SERIES          SERIES          SERIES        FUND
                                             ------------------------------------------------------------------------

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment income (loss) ................. $1,481,389      $3,642,879       $(42,350)      $84,407     $(439,871)
Net realized gain ............................  6,097,347      54,909,397      2,667,735       252,773     7,865,014
Unrealized appreciation during the year ......  5,572,992      59,008,440      1,091,782        49,605     2,292,201
                                             ------------   -------------   ------------   -----------   -----------
  Net increase in net assets resulting
    from operations .......................... 13,151,728     117,560,716      3,717,167       386,785     9,717,344

DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income
  Class A .................................... (1,303,374)     (4,154,225)      (357,503)      (59,841)           --
  Class B ....................................    (16,567)        (64,778)       (72,239)      (50,821)           --
Net realized gain
  Class A .................................... (2,290,075)    (33,371,334)      (224,880)      (30,468)   (7,109,009)
  Class B ....................................    (44,993)     (1,836,652)       (77,719)      (31,088)     (500,515)
                                             ------------   -------------   ------------   -----------   -----------
    Total distributions to shareholders ...... (3,655,009)    (39,426,989)      (732,341)     (172,218)   (7,609,524)

CAPITAL SHARE TRANSACTIONS (A):

Proceeds from sale of shares
  Class A ....................................  3,975,290     299,520,899      5,778,490       682,087    27,602,365
  Class B ....................................  1,200,271      93,534,094      2,179,465     1,119,612     3,050,423
Dividends reinvested
  Class A ....................................  3,265,411      34,973,081        570,969        89,987     6,772,088
  Class B ....................................     60,327       1,882,247        149,212        81,908       500,487
Shares redeemed
  Class A ....................................(10,667,756)   (273,412,317)    (5,192,505)     (337,484)  (28,420,959)
  Class B ....................................   (369,561)    (79,755,552)    (1,236,321)      (55,397)   (6,164,145)
                                             ------------   -------------   ------------   -----------   -----------
    Net increase (decrease)
      from capital share
      transactions ........................... (2,536,018)     76,742,452      2,249,310     1,580,713     3,340,259
                                             ------------   -------------   ------------   -----------   -----------
       Total increase in net assets ..........  6,960,701     154,876,179      5,234,136     1,795,280     5,448,079

NET ASSETS:

  Beginning of year .......................... 68,559,593     459,626,497     21,694,376     3,434,892    71,480,356
                                             ------------   -------------   ------------   -----------   -----------
  End of year ................................$75,520,294    $614,502,676    $26,928,512    $5,230,172   $76,928,435
Undistributed net investment income
  at end of year .............................   $182,698      $2,728,863       $671,849      $112,622           $--
                                             ============    ============   ============  ============  ============
  (a) Shares issued and redeemed
      Shares sold
        Class A ..............................    474,232      43,657,565        491,586        63,688     3,632,551
        Class B ..............................    143,440      13,771,902        186,645       104,927       412,321
      Dividends reinvested
        Class A ..............................    404,486       5,483,525         52,399         8,801       996,776
        Class B ..............................      7,601         300,151         13,842         8,014        75,103
      Shares redeemed
        Class A .............................. (1,281,262)    (39,986,054)      (447,772)      (31,916)   (3,688,397)
        Class B ..............................    (43,575)    (11,797,000)      (107,952)       (5,145)     (820,769)
                                             ------------   -------------   ------------   -----------   -----------
          Net increase (decrease) ............   (295,078)     11,430,089        188,748       148,369       607,585
                                             ============    ============   ============  ============  ============


                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       30

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK
OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY GROWTH AND INCOME FUND (CLASS A)(b)

                                                                      FISCAL PERIOD ENDED SEPTEMBER 30
                                              --------------------------------------------------------------------------------
                                              1997(g)(i)      1996(g)       1995(g)       1994(c)        1993          1992
                                              ----------    ----------    ----------    ----------    ----------    ----------
PER SHARE DATA
Net Asset Value Beginning of Period .......     $9.05        $7.93         $6.96          $7.84         $7.13         $7.31

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .....................      0.082        0.18          0.16           0.13          0.21          0.35
Net Gain (Loss) on Securities
  (realized & unrealized) .................      0.188        1.373         1.183         (0.713)        0.876        (0.016)
                                              ----------    ----------    ----------    ----------    ----------    ----------
Total from Investment Operations ..........      0.270        1.553         1.343         (0.583)        1.086         0.334

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ....     (0.072)      (0.158)       (0.158)        (0.128)       (0.218)       (0.343)
Distributions (from Capital Gains) ........     (0.708)      (0.275)       (0.215)        (0.169)       (0.158)       (0.171)
                                              ----------    ----------    ----------    ----------    ----------    ----------
  Total Distributions .....................     (0.780)      (0.433)       (0.373)        (0.297)       (0.376)       (0.514)
                                              ----------    ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE END OF PERIOD .............     $8.54        $9.05         $7.93          $6.96         $7.84         $7.13
                                              ==========    ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (a) ..........................      2.89%       20.31%        20.25%         (7.6%)        15.6%          4.7%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ......    $72,150      $73,273       $67,430         $65,328       $81,982      $75,436
Ratio of Expenses to Average Net Assets ...      1.26%        1.29%         1.31%          1.28%         1.26%         1.27%
Ratio of Net Income (Loss) to Average
  Net Assets ..............................      1.83%        2.09%         2.21%          1.70%         2.80%         4.79%
Portfolio Turnover Rate ...................        99%          69%         130%            163%          135%          74%
Average Commission Paid Per
  Equity Shares Traded ....................    $0.0580      $0.0625          --              --            --           --


SECURITY GROWTH AND INCOME FUND (CLASS B)


                                                                 FISCAL PERIOD ENDED SEPTEMBER 30
                                                ----------------------------------------------------
                                                1997(g)(i)      1996(g)       1995(g)       1994(c)
                                                ----------    ----------    ----------    ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD .......      $8.94          $7.85        $6.90         $7.83
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .....................       0.032          0.09         0.08          0.05
Net Gain (Loss) on Securities
(realized & unrealized) ...................       0.188          1.353        1.179        (0.694)
                                                ----------    ----------    ----------    ----------
  Total from Investment Operations ........       0.220          1.443        1.259        (0.644)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ....      (0.032)        (0.078)      (0.094)       (0.117)
Distributions (from Capital Gains) ........      (0.708)        (0.275)      (0.215)       (0.169)
                                                ----------    ----------    ----------    ----------
  Total Distributions .....................      (0.740)        (0.353)      (0.309)       (0.286)
                                                ----------    ----------    ----------    ----------
NET ASSET VALUE END OF PERIOD .............      $8.42           $8.94        $7.85         $6.90
                                                ==========    ==========    ==========    ==========
TOTAL RETURN (a) ..........................       2.35%          19.01%       19.07%        (8.0%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ......      $3,781         $2,247       $1,130         $668
Ratio of Expenses to Average Net Assets ...       2.26%          2.29%        2.31%         2.27%
Ratio of Net Income (Loss) to Average
  Net Assets ..............................       0.85%          1.09%        1.21%         1.03%
Portfolio Turnover Rate ...................        99%            69%          130%          178%
Average Commission Paid Per Equity
  Shares Traded ...........................       $0.0580       $0.0625         --            --

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       31

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK
OUTSTANDING THROUGHOUT EACH PERIOD


SECURITY EQUITY SERIES (CLASS A)

                                                                    FISCAL PERIOD ENDED SEPTEMBER 30
                                           --------------------------------------------------------------------------------
                                           1997(g)(i)      1996(g)      1995(g)        1994(c)        1993          1992
                                           ----------    ----------    ----------    ----------    ----------    ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ......   $7.54         $6.55         $5.54          $6.73        $5.86         $5.82

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ....................   0.02           0.05          0.04           0.05         0.12          0.09
Net Gain (Loss) on Securities
  (realized & unrealized) ................   0.379          1.482         1.377          0.085        1.165         0.475
                                           ----------    ----------    ----------    ----------    ----------    ----------
Total from Investment Operations .........   0.399          1.532         1.417          0.135        1.285         0.565

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ...  (0.041)        (0.060)          --          (0.120)      (0.053)       (0.132)
Distributions (from Capital Gains) .......  (0.648)        (0.482)       (0.407)        (1.205)       (.362)       (0.393)
                                           ----------    ----------    ----------    ----------    ----------    ----------
  Total Distributions ....................  (0.689)        (0.542)       (0.407)        (1.325)      (0.415)       (0.525)
                                           ----------    ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE END OF PERIOD ............   $7.25         $7.54         $6.55          $5.54        $6.73         $5.86
                                           ----------    ----------    ----------    ----------    ----------    ----------
TOTAL RETURN (a) .........................    5.34%        24.90%        27.77%          1.95%       22.70%        10.20%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .....  $600,067      $575,680      $440,339      $358,237      $375,565      $313,582
Ratio of Expenses to Average Net Assets ..    1.03%         1.04%         1.05%         1.06%         1.06%         1.06%
Ratio of Net Income (Loss) to Average
  Net Assets .............................    0.52%         0.75%         0.87%         0.86%         1.95%         1.48%
Portfolio Turnover Rate ..................     72%            64%           95%           79%           95%           83%
Average Commission Paid Per Equity
  Shares Traded ..........................  $0.0600        $0.0609          --            --            --            --



SECURITY EQUITY SERIES (CLASS B)

                                                        FISCAL PERIOD ENDED SEPTEMBER 30
                                               ----------------------------------------------------
                                               1997(g)(i)      1996(g)       1995(g)      1994(c)
                                               ----------    ----------    ----------    ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ......       $7.36          $6.43         $5.49       $6.81

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .............       (.02)          (0.02)        (0.01)       0.01
Net Gain (Loss) on Securities
  (realized & unrealized) ................       0.388          1.449         1.357       (0.005)
                                               ----------    ----------    ----------    ----------
Total from Investment Operations .........       0.368          1.429         1.347        0.005

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ...          --          (0.017)          --       (0.12)
Distributions (from Capital Gains) .......       (0.648)        (0.482)       (0.407)     (1.205)
                                               ----------    ----------    ----------    ----------
  Total Distributions ....................       (0.648)        (0.499)       (0.407)     (1.325)

NET ASSET VALUE END OF PERIOD ............       $7.08          $7.36         $6.43       $5.49
                                               ==========    ==========    ==========    ==========

TOTAL RETURN(a) ..........................        5.03%          23.57%        26.69%      (0.15%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .....       $58,810        $38,822       $19,288     $7,452
Ratio of Expenses to Average Net Assets ..         2.04%          2.04%         2.05%       2.07%
Ratio of Net Income (Loss) to Average
  Net Assets .............................        (0.47%)        (0.13%)       (0.01%)
Portfolio Turnover Rate ..................          72%            64%           95%         80%
Average Commission Paid Per Equity
  Shares Traded ..........................       $0.0600        $0.0609          --          --


                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       32

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK
OUTSTANDING THROUGHOUT EACH PERIOD


SECURITY GLOBAL SERIES (CLASS A)

                                                      FISCAL PERIOD ENDED SEPTEMBER 30
                                           ----------------------------------------------------
                                            1997(i)       1996(g)        1995(g)       1994(c)
                                           ----------    ----------    ----------    ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ......  $12.42        $10.94          $10.84       $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .............  (0.03)          0.01          (0.02)        (0.03)
Net Gain (Loss) on Securities
  (realized & unrealized) ................   0.669          1.874          0.31          0.87
                                           ----------    ----------    ----------    ----------
Total from Investment Operations .........   0.639          1.884          0.29          0.84

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ...  (0.376)        (0.248)         --             --
Distributions (from Capital Gains) .......  (0.783)        (0.156)        (0.19)          --
                                           ----------    ----------    ----------    ----------
  Total Distributions ....................  (1.159)        (0.404)        (0.19)          --
                                           ----------    ----------    ----------    ----------
NET ASSET VALUE END OF PERIOD ............  $11.90         $12.42         $10.94        $10.84
                                           ==========    ==========    ==========    ==========
TOTAL RETURN (a) .........................   5.50%         17.73%          2.80%         8.40%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .....  $22,018        $19,644        $16,261       $20,128
Ratio of Expenses to Average Net Assets ..   2.00%          2.00%          2.00%         2.00%
Ratio of Net Income (Loss) to Average
  Net Assets .............................  (0.21%)        0.07%          (0.17%)       (0.01%)
Portfolio Turnover Rate ..................   138%           142%           141%          73%
Average Commission Paid Per Equity
  Shares Traded ..........................  $0.0116        $0.0338          --           --


SECURITY GLOBAL SERIES (CLASS B)

                                                     FISCAL PERIOD ENDED SEPTEMBER 30
                                           ----------------------------------------------------
                                             1997(i)       1996(g)       1995(g)       1994(c)
                                           ----------    ----------    ----------    ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ......   $12.18        $10.74        $10.75        $9.96

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .............   (0.07)        (0.10)        (0.12)        (0.12)
Net Gain (Loss) on Securities
  (realized & unrealized) ................   0.637         1.841         0.30          0.91
                                           ----------    ----------    ----------    ----------
Total from Investment Operations .........   0.567         1.741         0.18          0.79

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ...   (0.304)       (0.145)         --            --
Distributions (from Capital Gains) .......   (0.783)       (0.156)       (0.19)          --
                                           ----------    ----------    ----------    ----------
Total Distributions ......................   (1.087)       (0.301)       (0.19)          --
                                           ----------    ----------    ----------    ----------
NET ASSET VALUE END OF PERIOD ............   $11.66        $12.18        $10.74        $10.75
                                           ==========    ==========    ==========    ==========
TOTAL RETURN (a) .........................   4.97%         16.57%        1.79%         7.90%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .....   $9,647        $7,285        $5,433        $3,960
Ratio of Expenses to Average Net Assets ..   3.00%         3.00%         3.00%         3.00%
Ratio of Net Income (Loss) to Average
  Net Assets .............................   (0.56%)       (0.93%)       (1.17%)       (0.01%)
Portfolio Turnover Rate ..................   138%          142%          141%          73%
Average Commission Paid Per Equity
  Shares Traded ..........................   $0.0116       $0.0338       --            --


                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       33

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK
OUTSTANDING THROUGHOUT EACH PERIOD


SECURITY ASSET ALLOCATION SERIES (CLASS A)

                                            FISCAL PERIOD ENDED SEPTEMBER 30
                                          --------------------------------------
                                                                        1995
                                          1997(g)(i)     1996(g)      (e)(f)(g)
                                          ----------    ----------    ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD .....   $11.06        $10.54        $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ............   0.08          0.25          0.04
Net Gain (Loss) on Securities
  (realized & unrealized) ...............   0.562         0.765         0.50
                                          ----------    ----------    ----------
Total from Investment Operations ........   0.642         1.015         0.54

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ..   (0.26)        (0.328)       --
Distributions (from Capital Gains) ......   (0.252)       (0.167)       --
                                          ----------    ----------    ----------
  Total Distributions ...................   (0.512)       (0.495)       --
                                          ----------    ----------    ----------
NET ASSET VALUE END OF PERIOD ...........   $11.19        $11.06        $10.54
                                          ==========    ==========    ==========
TOTAL RETURN (a) ........................   5.86%         10.01%        5.40%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ....   $3,235        $2,449        $1,906
Ratio of Expenses to Average Net Assets .   1.38%         2.00%         2.00%
Ratio of Net Income (Loss) to Average
  Net Assets ............................   1.22%         2.32%         1.33%
Portfolio Turnover Rate .................   45%           75%           129%
Average Commission Paid Per Equity
  Shares Traded .........................   $0.0346       $0.0247       --


SECURITY ASSET ALLOCATION SERIES (CLASS B)

                                            FISCAL PERIOD ENDED SEPTEMBER 30
                                          --------------------------------------
                                                                        1995
                                          1997(g)(i)     1996(g)      (e)(f)(g)
                                          ----------    ----------    ----------

PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD .....   $10.97        $10.50        $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ............   0.03          0.14          0.01
Net Gain (Loss) on Securities
  (realized & unrealized) ...............   0.553         0.77          0.49
                                          ----------    ----------    ----------
Total from Investment Operations ........   0.583         0.91          0.50

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ..   (0.181)       (0.273)       --
Distributions (from Capital Gains) ......   (0.252)       (0.167)       --
                                          ----------    ----------    ----------
  Total Distributions ...................   (0.433)       (0.440)       --
NET ASSET VALUE END OF PERIOD ...........   $11.12        $10.97        $10.50
                                          ==========    ==========    ==========
TOTAL RETURN (a) ........................   5.35%         8.97%         5.00%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ....   $3,417        $2,781        $1,529
Ratio of Expenses to Average Net Assets .   2.18%         3.00%         3.00%
Ratio of Net Income (Loss) to Average
  Net Assets ............................   0.43%         1.32%         0.31%
Portfolio Turnover Rate .................   45%           75%           129%
Average Commission Paid Per Equity
  Shares Traded .........................   $0.0346       $0.0247       --


                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       34

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK
OUTSTANDING THROUGHOUT EACH PERIOD


SECURITY SOCIAL AWARENESS SERIES (CLASS  A)

                                      FISCAL PERIOD ENDED SEPTEMBER 30
                                      --------------------------------
                                              1997(g)(h)(i)
                                              -------------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ..........   $15.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .................   (0.002)
Net Gain (Loss) on Securities
  (realized & unrealized) ....................   (0.658)
                                               ----------
Total from Investment Operations .............   (0.660)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .......     --
Distributions (from Capital Gains) ...........     --
                                               ----------
  Total Distributions ........................     --
NET ASSET VALUE END OF PERIOD ................   $14.34
                                               ==========
TOTAL RETURN (a) .............................   (4.40%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .........   $1,431
Ratio of Expenses to Average Net Assets ......    1.42%
Ratio of Net Income (Loss) to Average
  Net Assets .................................   (0.04%)
Portfolio Turnover Rate ......................    22%
Average Commission Paid Per Equity
  Shares Traded ..............................   $0.0600


SECURITY SOCIAL AWARENESS SERIES (CLASS B)

                                       FISCAL PERIOD ENDED SEPTEMBER 30
                                       --------------------------------
                                                 1997(g)(h)(i)
                                                 -------------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ..........      $15.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .................      (0.046)
Net Gain (Loss) on Securities
  (realized & unrealized) ....................      (0.664)
                                                   ----------
Total from Investment Operations .............      (0.710)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .......        --
Distributions (from Capital Gains) ...........        --
                                                   ----------
  Total Distributions ........................        --
NET ASSET VALUE END OF PERIOD ................      $14.29

                                                   ==========
TOTAL RETURN (a) .............................      (4.73%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .........      $1,858
Ratio of Expenses to Average Net Assets ......       2.17%
Ratio of Net Income (Loss) to Average
  Net Assets .................................      (0.79%)
Portfolio Turnover Rate ......................        22%
Average Commission Paid Per Equity
  Shares Traded ..............................      $0.0600


                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       35

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK
OUTSTANDING THROUGHOUT EACH PERIOD


SECURITY ULTRA FUND (CLASS A)

                                                                         FISCAL PERIOD ENDED SEPTEMBER 30
                                                --------------------------------------------------------------------------------
                                                1997(g)(i)      1996(g)       1995(g)       1994(c)         1993          1992
                                                ----------    ----------    ----------    ----------    ----------    ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ..........     $8.25         $8.20         $6.82         $8.13         $6.66         $6.72

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .................    (0.05)         (0.05)       (0.02)        (0.056)       (0.028)        (0.09)
Net Gain (Loss) on Securities
  (realized & unrealized) ....................    (0.601)        1.096         1.535        (0.188)        1.791         0.202
                                                ----------    ----------    ----------    ----------    ----------    ----------
Total from Investment Operations .............    (0.651)        1.046         1.515        (0.244)        1.763         0.112

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .......      --            --            --            --            --            --
Distributions (from Capital Gains) ...........    (0.579)       (0.996)       (0.135)       (1.066)       (0.293)       (0.172)
                                                ----------    ----------    ----------    ----------    ----------    ----------
  Total Distributions ........................    (0.579)       (0.996)       (0.135)       (1.066)       (0.293)       (0.172)
                                                ----------    ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE END OF PERIOD ................     $7.02         $8.25         $8.20         $6.82         $8.13         $6.66
                                                ==========    ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (a) .............................    (8.40%)        15.36%       22.69%        (3.6%)         26.80%        1.50%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .........    $64,007       $74,230       $66,052       $60,695       $71,056       $57,128
Ratio of Expenses to Average Net Assets ......     1.26%         1.31%         1.32%         1.33%         1.30%         1.32%
Ratio of Net Income (Loss) to Average
  Net Assets .................................    (.59%)         (.61%)       (.31%)        (.80%)         (.50%)        (.46%)
Portfolio Turnover Rate ......................      75%           161%         180%          111%           101%          142%
Average Commission Paid Per Equity
  Shares Traded ..............................    $0.0600       $0.0606         --            --            --            --


SECURITY ULTRA FUND (CLASS B)

                                                      FISCAL PERIOD ENDED SEPTEMBER 30
                                           ----------------------------------------------------
                                           1997(g)(i)      1996(g)      1995(g)       1994(c)
                                           ----------    ----------    ----------    ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ......    $8.03         $8.11         $6.81         $8.30

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .............   (0.12)        (0.13)        (0.09)        (0.103)
Net Gain (Loss) on Securities
  (realized & unrealized) ................   (0.541)        1.046         1.525        (0.321)
                                           ----------    ----------    ----------    ----------
Total from Investment Operations .........   (0.661)        0.916         1.435        (0.424)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ...     --            --            --            --
Distributions (from Capital Gains) .......   (0.579)       (0.996)       (0.135)       (1.066)
                                           ----------    ----------    ----------    ----------
  Total Distributions ....................   (0.579)       (0.996)       (0.135)       (1.066)

                                           ----------    ----------    ----------    ----------
NET ASSET VALUE END OF PERIOD ............    $6.79         $8.03         $8.11         $6.81
                                           ==========    ==========    ==========    ==========
TOTAL RETURN (a) .........................   (8.77%)       13.81%        21.53%        (5.70%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .....   $4,415        $2,698        $5,428        $1,254
Ratio of Expenses to Average Net Assets ..   (2.25%)        2.31%         2.32%         2.36%
Ratio of Net Income (Loss) to Average
  Net Assets .............................   (1.56%)       (1.61%)       (1.32%)       (1.76%)
Portfolio Turnover Rate ..................     75%          161%          180%          110%
Average Commission Paid Per Equity
  Shares Traded ..........................   $0.0600       $0.0606         --            --


(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B shares.

(b) Effective July 6, 1993, Security Growth and Income Fund changed its investment objective from investing for income with secondary emphasis on long-term capital growth to long-term capital growth with secondary emphasis on income. Effective the same date the fund changed its name from Security Investment Fund to Security Growth and Income Fund.

(c) Class "B" Shares were initially capitalized on October 19, 1993. Percentage amounts for the period, except total return, have been annualized. Per share data has been calculated using the average month-end shares outstanding.

(d) Security Global Series was initially capitalized on October 1, 1993, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(e) Security Asset Allocation Series was initially capitalized on June 1, 1995, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return. Per share data has been calculated using average month-end shares outstanding.

(f) Fund expenses were reduced by the Investment Manager during the period and expense ratios absent such reimbursement would have been as follows:

                                             1995     1996     1997
                                             ----     ----     ----
     Asset Allocation Series     Class A     3.6%     3.1%     2.0%
                                 Class B     4.7%     3.9%     2.8%

(g) Net investment income (loss) was computed using average shares outstanding throughout the period.

(h) Security Social Awareness Series was initially capitalized on November 1, 1996, with a net asset value of $15 per share. Percentage amounts for the period, except for total return, have been annualized.

(i) Unaudited figures for the six months ended March 31, 1997. Percentage amounts for the period, except total return, have been annualized.


                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       36

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


MARCH 31, 1997

1.   SIGNIFICANT ACCOUNTING POLICIES

     Security Growth and Income, Equity and Ultra Funds (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of Security Equity Fund are currently issued in four Series, the Equity Series, the Global Series, the Asset Allocation Series and the Social Awareness Series, with each Series, in effect representing a separate Fund. The Funds began offering an additional class of shares ("B" shares) to the public on October 19, 1993. The shares are offered without a front-end sales charge but incur additional class - specific expenses. Redemptions of the shares within five years of acquisition incur a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION - Valuations of the Funds' securities are supplied by pricing services approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on prices from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or the Funds' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value. The Funds generally will value short-term debt securities at prices based on market quotations for securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity which are valued on the basis of amortized cost which approximates market value.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. The Global Series' and Asset Allocation Series' investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Global Series and Asset Allocation Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

     B. FOREIGN CURRENCY TRANSACTIONS - The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

     Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Global Series and Asset Allocation Series may enter into forward foreign exchange contracts in order to manage against foreign currency risk from purchase or sale of securities denominated in foreign currency. Global Series and Asset Allocation Series may also enter into such contracts to manage changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the statement of operations. These contracts involve market risk in excess of the amount reflected in the balance sheet. The face or contract amount in U.S. dollars reflects the total exposure the Global Series and Asset Allocation Series have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

     D. FUTURES - Asset Allocation Series and Ultra Fund utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. Asset Allocation Series and Ultra Fund may purchase futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, the Asset Allocation Series and Ultra Fund may pay departing shareholders from its cash balances and reduce their futures positions accordingly. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement

--------------------------------------------------------------------------------
                                       37

--------------------------------------------------------------------------------


prices. Upon entering into a futures contract, the Funds are required to deposit either cash or securities, representing the initial margin, equal to the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the Funds. The Funds realize a gain or loss when the contract is closed or expires. There were no futures contracts held by the Funds at March 31, 1997.

     E. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) plus foreign taxes recoverable (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized.

     F. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments relating to the expiration of net operating losses and the recharacterization of foreign currency gains and losses.

     G. TAXES - The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

2.   MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Under terms of the investment advisory contract, Security Management Company, LLC (SMC) agrees to provide, or arrange for others to provide, all the services required by the Funds for a single fee (except for the Asset Allocation Series and Social Awareness Series of Security Equity Fund), including investment advisory services, transfer agent services and certain other administrative services. For Growth and Income Fund, Equity Series and Ultra Fund this fee is equal to 2% of the first $10 million of the average daily closing value of each Fund's net assets, 1 1/2% of the next $20 million, and 1% of the remaining net assets of the Fund for the fiscal year. For Global Series this fee is equal to 2% of the first $70 million of the average daily closing value of the Series' net assets and 1 1/2% of the remaining average net assets of the Series for the fiscal year. Additionally, SMC agrees to assume all of the Funds' expenses, except for its fee and the expenses of interest, taxes, brokerage commissions, extraordinary items and Class B distribution fees. SMC also serves as Investment Advisor to the Asset Allocation and Social Awareness Series, and accordingly receives a fee equal to 1% of the average net assets of each Series.

     SMC also acts as the administrative agent and transfer agent for the Asset Allocation and the Social Awareness Series, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for each Series. For these services, the Investment Manager receives an administrative fee equal to .045% of the average daily net assets of each Series plus, for Asset Allocation Series, the greater of .10% of its average net assets or (i) $45,000 in the year ending June 1, 1997; and (ii) $60,000 thereafter. For transfer agent services, SMC is paid an annual fixed charge per account as well as a transaction fee for all shareholder and dividend payments.

     SMC pays a Sub-Advisor, Lexington Management Corporation (LMC), an annual fee in an amount equal to .50% of the average daily net assets of Global Series, for investment advisory and certain administrative services provided to the Global Series. SMC pays Templeton/Franklin Investment Services, Inc. for research provided to the Asset Allocation Series, an annual fee equal to .30% of the first $50 million of the average net assets of the Asset Allocation Series invested in equity securities and .25% of the average equity security assets in excess of $50 million. SMC also pays Meridian Management Corporation for research provided to the Asset Allocation Series an annual fee equal to .20% of the average net assets of that Series. SMC has agreed to limit the total expenses of the Asset Allocation and Social Awareness Series to 2% of the average net assets, excluding 12b-1 fees.

     SMC has agreed to waive their portion of management fees for the Asset Allocation Series and the Social Awareness Series until December 31, 1997. For the Asset Allocation Series, Meridian Management Corporation has also agreed to waive their portion of the management fees until December 31, 1997.

     The Funds have adopted Distribution Plans related to the offering of Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans provide for payments at an annual rate of 1.0% of the average net assets of each Fund's Class B shares.

     Security Distributors, Inc. (SDl), a wholly-owned subsidiary of SMC and the national distributor for the Funds, received net underwriting commissions on sales of Class A shares and contingent deferred sales charges on redemptions occurring within 5 years of the date of purchase of Class B shares after allowances to brokers and dealers in the amounts presented in the following table:

                              SDI                       BROKER/       BROKER/
                          UNDERWRITING       CDSC       DEALER        DEALER
                           (CLASS A)      (CLASS B)    (CLASS A)     (CLASS B)
                          ------------    ---------    ---------     ---------
Growth & Income Fund         $2,708           $220      $35,682        $57,184
Equity Series                21,344         31,015      778,593      1,211,263
Global Series                   918          6,351       14,668         25,244
Asset Allocation Series         954             38       11,701         33,584
Social Awareness Series       1,572              0       15,230              0
Ultra Fund                    3,014         12,153       18,346         19,368

     Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.


--------------------------------------------------------------------------------
                                       38

--------------------------------------------------------------------------------


3.   FEDERAL INCOME TAX MATTERS

     For federal income tax purposes, the amounts of unrealized appreciation (depreciation) at March 31, 1997, were as follows:

                                                                   NET
                                GROSS            GROSS          UNREALIZED
                              UNREALIZED       UNREALIZED      APPRECIATION
                             APPRECIATION     DEPRECIATION    (DEPRECIATION)
                             ------------     ------------    --------------
Growth & Income Fund         $12,013,181      $(1,523,417)      $10,489,765
Equity Series                175,934,764       (8,224,400)      167,710,364
Global Series                  3,048,536         (778,187)        2,270,349
Asset Allocation Series          305,787         (270,973)           34,814
Social Awareness Series           61,278         (144,752)          (83,474)
Ultra Fund                    10,420,907       (2,990,975)        7,429,932

4.   INVESTMENT TRANSACTIONS

     Investment transactions for the six months ended March 31, 1997, (excluding overnight investments and short-term commercial paper) are as follows:

                                                            PROCEEDS
                                     PURCHASES             FROM SALES
                                    ------------          ------------
Growth & Income Fund                $37,808,470           $36,489,287
Equity Series                       247,865,999           226,018,040
Global Series                        23,135,579            18,673,086
Asset Allocation Series               2,419,092             2,997,769
Social Awareness Series               3,657,053               525,290
Ultra Fund                           25,677,940            33,883,430

5.   FORWARD FOREIGN EXCHANGE CONTRACTS

     At March 31, 1997, Global Series had the following open forward foreign exchange contracts to sell currency (excluding foreign currency contracts used for purchase and sale settlements):

                 SETTLEMENT    CONTRACT    CONTRACT    CURRENT    UNREALIZED
  CURRENCY         DATE         AMOUNT       RATE       RATE         LOSS
  --------       ----------    --------    --------    -------    ----------
New Zealand
  Dollar           4-1-97      771,335      0.6859     0.6950      $(7,109)


--------------------------------------------------------------------------------
                                       39

THE SECURITY GROUP OF MUTUAL FUNDS

SECURITY GROWTH AND INCOME FUND
SECURITY EQUITY FUND
*  EQUITY SERIES
*  GLOBAL SERIES
*  ASSET ALLOCATION SERIES
*  SOCIAL AWARENESS SERIES
SECURITY ULTRA FUND
SECURITY INCOME FUND
*  CORPORATE BOND SERIES
*  U.S. GOVERNMENT SERIES
*  LIMITED MATURITY BOND SERIES
*  GLOBAL AGGRESSIVE BOND SERIES
*  HIGH YIELD SERIES
SECURITY TAX-EXEMPT FUND
SECURITY CASH FUND


This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.


SECURITY FUNDS
OFFICERS AND DIRECTORS

DIRECTORS

Donald A. Chubb, Jr.
John D. Cleland
Donald L. Hardesty
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Jeffrey B. Pantages
Hugh L. Thompson, Ph.D.

OFFICERS

John D. Cleland, President
James R. Schmank, Vice President and Treasurer
Mark E. Young, Vice President
Terry A. Milberger, Vice President, Equity Fund
Jane A. Tedder, Vice President
Greg A. Hamilton, Assistant Vice President
Cindy L. Shields, Assistant Vice President
Thomas A. Swank, Assistant Vice President
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Assistant Treasurer and Assistant Secretary


[SDI LOGO]
SECURITY DISTRIBUTORS, INC.                                     BULK RATE
700 SW HARRISON ST.                                         U.S. POSTAGE PAID
TOPEKA, KS 66636-0001                                           TOPEKA, KS
(913) 295-3127                                                PERMIT NO. 385
(800) 888-2461

                         SECURITY SOCIAL AWARENESS FUND
                         UNAUDITED FINANCIAL STATEMENTS
             FOR THE PERIOD NOVEMBER 4, 1996 THROUGH MARCH 31, 1997

                                    CONTENTS

Statement of Net Assets..................................................    59
Balance Sheet............................................................    63
Statement of Operations..................................................    64
Statement of Changes in Net Assets.......................................    65
Financial Highlights.....................................................    66
Notes to Financial Statements............................................    67

                         SECURITY SOCIAL AWARENESS FUND
                             STATEMENT OF NET ASSETS
                                 MARCH 31, 1997
                                   (UNAUDITED)

 NUMBER OF                                                               MARKET
  SHARES        COMMON STOCKS                                             VALUE
--------------------------------------------------------------------------------

                ADVERTISING - 1.2%
  800           Omnicom Group, Inc............................      $     39,900

                BANKING & FINANCE - 3.8%
  800           Banc One Corporation..........................            31,800
  800           Bank of New York Company, Inc.................            29,400
  800           H. F. Ahmanson & Company......................            29,200
  900           Northern Trust Corporation....................            33,750
                                                                 ---------------
                                                                         124,150

                BEVERAGES - 3.5%
 1,500          Coca-Cola Company.............................            83,813
 1,000          PepsiCo, Inc..................................            32,625
                                                                 ---------------
                                                                         116,438

                BIOTECHNOLOGY - 1.0%
  600           Amgen, Inc.*..................................            33,525

                BUSINESS SERVICES - 1.6%
  900           Automatic Data Processing, Inc................            37,688
  400           Paychex, Inc..................................            16,450
                                                                 ---------------
                                                                          54,138

                CHEMICALS - SPECIALTY - 3.0%
   800          Nalco Chemical Company........................            29,900
  1,000         Praxair, Inc..................................            44,875
   800          Sigma-Aldrich.................................            24,700
                                                                 ---------------
                                                                          99,475

                COMPUTER SOFTWARE - 7.1%
  1,200         BMC Software, Inc.*...........................            55,350
   800          Electronics for Imaging, Inc.*................            31,900
   600          HBO & Company.................................            28,500
   700          Microsoft Corporation*........................            64,181
   500          Parametric Technology Corporation*............            22,562
   800          PeopleSoft, Inc.*.............................            32,000
                                                                 ---------------
                                                                         234,493

                COMPUTER SYSTEMS - 2.8%
   300          Compaq Computer Corporation*..................            22,987
   700          Hewlett Packard Company.......................            37,275
  1,100         Sun Microsystems, Inc.*.......................            31,762
                                                                 ---------------
                                                                          92,024

                CONSUMER SERVICES - 2.5%
  1,300         Apollo Group, Inc. (Cl A)*....................            31,850
  1,100         Service Corporation International.............            32,725
   750          Sylvan Learning Systems, Inc.*................            18,563
                                                                 ---------------
                                                                          83,138

                             See accompanying notes

                         SECURITY SOCIAL AWARENESS FUND
                             STATEMENT OF NET ASSETS
                                 MARCH 31, 1997
                                   (UNAUDITED)

 NUMBER OF                                                               MARKET
  SHARES        COMMON STOCKS                                             VALUE
--------------------------------------------------------------------------------

                CONSUMER STAPLES - 0.9%
  1,200         Rexall Sundown, Inc.*.........................            30,750

                ELECTRONIC - INSTRUMENTS - 1.7%
   400          Perkin-Elmer Corporation......................            25,750
   600          Solectron Corporation*........................            30,075
                                                                 ---------------
                                                                          55,825

                FINANCIAL SERVICES - 3.2%
  1,000         Fannie Mae....................................            36,125
  1,300         Federal Home Loan Mortgage Corporation........            35,425
   500          Finova Group, Inc.............................            33,813
                                                                 ---------------
                                                                         105,363

                HEALTH CARE - 2.3%
   750          Cardinal Health, Inc..........................            40,781
   800          Omnicare, Inc.................................            18,800
   300          Quintiles Transnational Corporation*..........            16,163
                                                                 ---------------
                                                                          75,744

                HOUSEHOLD FURNISHING - 1.6%
  1,600         Leggett & Platt, Inc..........................            52,000

                HOUSEHOLD PRODUCTS - 4.7%
   300         Clorox Company.................................            33,638
   400         Colgate Palmolive Company......................            39,850
   700         Proctor & Gamble Company.......................            80,500
                                                                 ---------------
                                                                         153,988

                INSURANCE - 4.8%
   400          Aetna, Inc....................................            34,350
   500          American International Group, Inc.............            58,687
   600          Chubb Corporation.............................            32,325
   800          SunAmerica, Inc...............................            30,100
                                                                 ---------------
                                                                         155,462

                MACHINERY - 1.2%
   900          Deere & Company...............................            39,150

                MANUFACTURING - 1.6%
   600          Illinois Tool Works...........................            48,975

                MEDICAL PRODUCTS - 2.4%
  1,300         Guidant Corporation...........................            79,950

                MEDICAL INSTRUMENTS - 2.8%
   600          Boston Scientific Corporation*................            37,050
   250          Medtronics, Inc...............................            15,563
  1,200         St. Jude Medical Inc.*........................            40,050
                                                                 ---------------
                                                                          92,663

                            See accompanying notes.

                         SECURITY SOCIAL AWARENESS FUND
                             STATEMENT OF NET ASSETS
                                 MARCH 31, 1997
                                   (UNAUDITED)

 NUMBER OF                                                               MARKET
  SHARES        COMMON STOCKS                                             VALUE
--------------------------------------------------------------------------------

                OIL & GAS EXPLORATION - 2.6%
   500          Anadarko Petroleum Corporation................            28,063
   600          Apache Corporation............................            20,100
   700          Sonat, Inc....................................            38,150
                                                                 ---------------
                                                                          86,313

                PACKAGING & CONTAINERS - 0.8%
   600          Sealed Air Corporation*.......................            24,675

                PAPER & FOREST PRODUCTS - 0.9%
   300          Kimberly-Clark Corporation....................            29,813

                PHARMACEUTICALS - 6.7%
   700          Dura Pharmaceuticals, Inc.*...................            25,025
  1,300         Johnson & Johnson.............................            68,738
   900          Merck & Company, Inc..........................            75,825
   700          Schering-Plough Corporation...................            50,925
                                                                 ---------------
                                                                         220,513

                POLLUTION CONTROL - 1.1%
  1,200         United States Filter Corporation*.............            37,050

                RESTAURANTS - 2.1%
  1,100         Landry's Seafood Restaurants*.................            17,462
   750          Papa John's International, Inc.*..............            19,781
  1,100         Starbucks Corporation*........................            32,588
                                                                 ---------------
                                                                          69,831

                RETAIL - 7.5%
  1,100         Dayton Hudson Corporation.....................            45,925
   900          Jones Apparel Group, Inc......................            33,412
   600          Kohl's Corporation*...........................            25,425
   400          Nine West Group, Inc.*........................            17,900
   800          Petsmart, Inc.*...............................            16,200
  1,200         Staples, Inc.*................................            24,150
   700          TJX Companies, Inc............................            29,925
   600          Tiffany & Company.............................            22,800
  1,100         Toys "R" Us, Inc.*............................            30,800
                                                                 ---------------
                                                                         246,537

                RETAIL TRADE - 1.4%
  1,100         Walgreens Company.............................            46,062

                SEMI-CONDUCTORS - 7.3%
  1,000         Analog Devices, Inc.*.........................            22,500
   700          Applied Materials, Inc.*......................            32,462
   600          Intel Corporation.............................            83,475
   900          KLA Instruments Corporation*..................            32,850
   500          Novellus Systems, Inc.*.......................            34,500
   700          Xilinx, Inc.*.................................            34,125
                                                                 ---------------
                                                                         239,912

                            See accompanying notes.

                         SECURITY SOCIAL AWARENESS FUND
                             STATEMENT OF NET ASSETS
                                 MARCH 31, 1997
                                   (UNAUDITED)

 NUMBER OF                                                               MARKET
  SHARES        COMMON STOCKS                                             VALUE
--------------------------------------------------------------------------------

                TELECOMMUNICATIONS - 0.9%
  1,100         ADC Telecommunications, Inc.*.................            29,562

                TEXTILES - APPAREL - 1.0%
   600          Tommy Hilfiger Corporation*...................            31,350

                TOOLS - 1.6%
  1,400         Snap-On, Inc..................................            54,250

                TOYS & SPORTING GOODS - 0.6%
   800          Mattel Incorporated...........................            19,200

                TRANSPORTATION - 0.7%
   700          Illinois Central Corporation..................            22,050

                UTILITIES - 0.6%
   400          Consolidated Natural Gas......................            20,150
                                                                 ---------------

                Total Common Stocks - 89.5%...................         2,944,419
                                                                 ---------------

                Total Investments - 89.5%.....................         2,944,419
                Cash and Other Assets,
                Less Liabilities - 10.5%......................           344,687
                                                                 ===============
                Total Net Assets - 100.0%.....................        $3,289,106
                                                                 ===============

                            See accompanying notes.

                                  BALANCE SHEET
                                 MARCH 31, 1997
                                   (Unaudited)

                                                                 SECURITY SOCIAL
                                                                  AWARENESS FUND
                                                              ------------------
ASSETS
Investments, at value (identified cost $3,027,893)............        $2,944,419

Cash                                                                     560,146
Receivables:

     Fund shares sold.........................................            43,693
     Securities sold..........................................            32,709
     Interest.................................................             2,263
     Dividends................................................             1,772
     Miscellaneous............................................            15,738
                                                              ==================
        Total assets..........................................        $3,600,740
                                                              ==================

LIABILITIES AND NET ASSETS
Liabilities:

Payable for:
     Securities purchased.....................................          $307,556
Other Liabilities:
     Custodian fees...........................................               214
     Transfer and administration fees.........................               590
     12b-1distribution plan fees..............................             1,567
     Miscellaneous fees.......................................             1,707
                                                              ------------------
        Total liabilities.....................................           311,634
Net Assets:
Paid in capital...............................................         3,481,296
Undistributed net investment loss.............................           (4,846)
Accumulated undistributed net realized loss
on sale of investments........................................         (103,870)
Net unrealized depreciation in value of investments...........          (83,474)
                                                              ------------------
        Net assets............................................         3,289,106
                                                              ==================
           Total liabilities and net assets...................        $3,600,740
                                                              ==================

CLASS "A" SHARES

Capital shares outstanding....................................            99,799
Net assets                                                            $1,430,821
Net asset value per share
(net assets divided by shares outstanding)....................            $14.34
Add:  Selling commission (5.75% of the offering price)........           $  0.87
                                                              ------------------
Offering price per share (net asset value divided by 94.25%)..            $15.21
                                                              ==================

CLASS "B" SHARES

Capital shares outstanding....................................           130,076
Net assets                                                            $1,858,285
Net asset value per share
(net assets divided by shares outstanding)....................             14.29
                                                              ==================

                            See accompanying notes.

                             STATEMENT OF OPERATIONS
             FOR THE PERIOD NOVEMBER 4, 1996 THROUGH MARCH 31, 1997
                                   (Unaudited)

                                                                 SECURITY SOCIAL
                                                                  AWARENESS FUND
                                                              ------------------
INVESTMENT INCOME:
     Dividends................................................       $     8,158
     Interest.................................................             6,749
                                                              ------------------
        Total investment income...............................            14,907
Expenses:
     Management fees..........................................            10,785
     Custodian fees...........................................             1,143
     Transfer/maintenance fees................................               860
     Administration fee.......................................               972
     Directors' fees..........................................               114
     Professional fees........................................             1,080
     Reports to shareholders..................................                19
     Registration fees........................................             9,157
     Other expenses...........................................               509
     12b-1 distribution plan fees (Class B)...................             5,899
                                                              ------------------
                                                                          30,538

     Less management fees waived..............................          (10,785)
                                                              ------------------
        Total expenses........................................            19,753
                                                              ------------------
           Net investment loss................................           (4,846)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss during the period on:
     Investments..............................................         (103,870)
Net change in unrealized depreciation during the period on:
     Investments..............................................          (83,474)
                                                              ------------------

        Net loss..............................................         (187,344)
                                                              ------------------
         Net decrease in net assets resulting from operations.        $(192,190)
                                                              ==================

                            See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
             FOR THE PERIOD NOVEMBER 4, 1996 THROUGH MARCH 31, 1997
                                   (Unaudited)

                                                                 SECURITY SOCIAL
                                                                  AWARENESS FUND
                                                              ------------------
DECREASE IN NET ASSETS FROM OPERATIONS:
     Net investment loss......................................    $      (4,846)
     Net realized loss........................................         (103,870)
     Unrealized depreciation during the period................          (83,474)
                                                              ------------------
        Net decrease in net assets resulting from operations..         (192,190)

CAPITAL SHARE TRANSACTION (A):
     Proceeds from sale of shares
        Class A...............................................         1,560,330
        Class B...............................................         1,974,207
     Shares redeemed
        Class A...............................................          (53,241)
                                                              ------------------
        Net increase from capital share transactions..........         3,481,296
                                                              ------------------
           Total increase in net assets.......................         3,289,106

NET ASSETS:
     Beginning of period......................................                --
                                                              ------------------
     End of period............................................        $3,289,106
                                                              ==================
     Undistributed net investment loss at end of period.......    $      (4,846)
                                                              ==================

(a)  Shares issued and redeemed
     Shares sold
        Class A...............................................           103,213
        Class B...............................................           130,076
     Shares redeemed
        Class A...............................................           (3,414)
                                                              ------------------
        Net increase..........................................           229,875
                                                              ==================

                            See accompanying notes.

                              FINANCIAL HIGHLIGHTS
             FOR THE PERIOD NOVEMBER 4, 1996 THROUGH MARCH 31, 1997
                                   (Unaudited)

                                                                                                                    AVERAGE
                                                                                    RATIO OF    RATIO             COMMISSION
          NET                 NET                       NET                NET      EXPENSES    OF NET             PAID PER
PERIOD   ASSET      NET     LOSS ON                    ASSET              ASSETS       TO      LOSS TO  PORTFOLIO   INVEST-
ENDED    VALUE    INVEST-   SECURITIES  TOTAL FROM     VALUE    TOTAL     END OF     AVERAGE   AVERAGE    TURN       MENT
MARCH  BEGINNING   MENT    (REALIZED &  INVESTMENT     END OF  RETURN     PERIOD       NET       NET      OVER     SECURITY
31     OF PERIOD   LOSS    UNREALIZED   OPERATIONS     PERIOD    (A)   (THOUSANDS)   ASSETS    ASSETS     RATE       TRADE
-----------------------------------------------------------------------------------------------------------------------------
                                         SECURITY SOCIAL AWARENESS FUND (CLASS A)

1997    $15.00   $(0.002)   $(0.658)     $(0.660)      $14.34   (4.4)%    $1,431      1.42%    (0.04)%     22%      0.0600
(b)(c)
(d)                                      SECURITY SOCIAL AWARENESS FUND (CLASS B)

1997    $15.00   $(0.046)   $(0.664)     $(0.710)      $14.29   (4.7)%    $1,858      2.17%    (0.79)%     22%      0.0600
(b)(c)
(d)

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B shares.

(b) Security Social Awareness Fund was initially capitalized on November 4, 1996, with a net asset value of $15 per share. Percentage amounts for the period, except for total return, have been annualized.

(c) Fund expenses were reduced by the Investment Manager during the period and expense ratios absent such reimbursement would have been as follows:

                    Class A        2.42%
                    Class B        3.17%

(d) Net investment income was computed using the average month-end shares outstanding throughout the period.

                            See accompanying notes.

                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1997
                                   (Unaudited)

1.    SIGNIFICANT ACCOUNTING POLICIES

      Security Social Awareness Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Class B shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of the shares within five years of acquisition incur a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     A. Security Valuation - Valuations of the Fund securities are supplied by a pricing service approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on prices from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or the Fund investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value. The Fund generally will value short-term debt securities at prices based on market quotations for securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

     B. Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains or losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) plus foreign taxes recoverable (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized.

     C. Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments relating to the expiration of net operating losses and the recharacterization of foreign currency gains and losses.

     D. Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable net income and net realized gains sufficient to relieve it from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

2.    MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      Management fees are payable to Security Management Company, LLC (SMC) under an investment advisory contract at an annual rate of 1% of the average net assets of the fund. SMC has agreed to waive all the management fees until September 30, 1997.

      SMC also acts as the administrative agent and transfer agent for the Fund and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for the Fund. For these services, the Investment Manager receives an administrative fee equal to .09% of the average daily net assets of the Fund. For transfer agent services, SMC is paid an annual fixed charge per account as well as a transaction fee for all shareholder and dividend payments.

                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1997
                                   (Unaudited)

      The Fund has adopted a Distribution Plan related to the offering of Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides for payment at an annual rate of 1.0% of the average net assets of the Fund's Class B shares.

      Security Distributors, Inc. (SDI), a wholly-owned subsidiary of Security Benefit Group, Inc., a financial services holding company, is national distributor for the Fund. SDI received net underwriting commissions on sales of Class A shares and contingent deferred sales charges on redemptions occurring within 5 years of the date of purchase of Class B shares, after allowances to brokers and dealers for the period November 4, 1996 to March 31, 1997, in the amounts presented below:

          SDI underwriting..........................        $  1,572
          Broker/Dealer.............................         $29,227

      Certain officers and directors of the Fund are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

3.    FEDERAL INCOME TAX MATTERS

      For federal income tax purposes, the amounts of unrealized appreciation (depreciation) at March 31, 1997 were as follows:

          Gross unrealized appreciation.............      $   61,278
          Gross unrealized depreciation.............        (144,751)
                                                    =================
          Net unrealized depreciation...............      $  (83,474)
                                                    =================

4.    INVESTMENT TRANSACTIONS

      Investment transactions for the period November 4, 1996 to March 31, 1997, (excluding overnight investments and short-term commercial paper) are as follows:

          Purchases.................................      $3,657,053
          Proceeds from sales.......................      $  525,290

                       SECURITY EQUITY FUND - VALUE SERIES
                             STATEMENT OF NET ASSETS
                                 AUGUST 31, 1997
                                   (UNAUDITED)

                                                       NUMBER           MARKET
COMMON STOCKS                                        OF SHARES          VALUE
--------------------------------------------------------------------------------

AIR FREIGHT - 2.4%
Old Dominion Freight Line*....................         8,500         $   140,250

ALUMINUM - 0.6%
Reynolds Metals Company.......................           500              35,344

BANKS - MAJOR REGIONAL - 3.2%
Banc One Corporation..........................         1,200              64,350
Bank Of New York Company, Inc.................           900              40,163
Northern Trust Corporation....................         1,600              85,000
                                                                       ---------
                                                                         189,513

BEVERAGES - ALCOHOLIC - 1.3%
Canandaigua Wine Company - (Cl. A)*...........         1,900              77,425

CHEMICALS (SPECIALTY) - 7.5%
Dexter Corporation............................         2,400              91,200
M.A. Hanna Company............................         4,000             103,500
Material Sciences Corporation*................         9,000             144,000
Minerals Technologies, Inc....................         1,400              55,650
Potash Corporation Of
  Saskatchewan, Inc. - (Cl. F)................           600              44,362
                                                                       ---------
                                                                         438,712

COMMUNICATION EQUIPMENT - 4.6%
Antec Corporation*............................         7,200              97,200
Harris Corporation............................         2,000             174,250
                                                                       ---------
                                                                        271,450

COMPUTER SOFTWARE/SERVICES - 5.0%
Computer Sciences Corporation*................         2,600             193,375
DST Systems, Inc.*............................         2,700              97,706
                                                                       ---------
                                                                        291,081

COMPUTER SYSTEMS - SERVICES - 1.5%
Tandem Computers, Inc.*.......................         2,500              85,000

DRUGS - 6.3%
Mylan Laboratories, Inc.......................        12,200             259,250
R.P. Scherer Corporation*.....................         2,000             112,625
                                                                       ---------
                                                                         371,875

ELECTRIC COMPANIES - 7.9%
Aquarion Company..............................         2,000              52,125
Equitable Resources, Inc......................         6,600             201,712
Scana Corporation.............................         3,400              82,025
Wisconsin Energy Corporation..................         5,000             127,812
                                                                       ---------
                                                                         463,674

                            See accompanying notes.

                       SECURITY EQUITY FUND - VALUE SERIES
                             STATEMENT OF NET ASSETS
                                 AUGUST 31, 1997
                                   (UNAUDITED)

                                                       NUMBER           MARKET
COMMON STOCKS                                        OF SHARES          VALUE
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 1.3%
Raychem Corporation...........................           800         $    74,450

ELECTRONICS - SEMI-CONDUCTORS - 1.0%
Atmel Corporation*............................         1,600              56,600

ELECTRONICS - INSTRUMENTATION - 2.0%
E G & G, Inc..................................         1,400              29,750
Perkins-Elmer Corporation.....................         1,200              88,800
                                                                       ---------
                                                                         118,550

FINANCIAL (DIVERSE) - 0.8%
American Express Company......................           600              46,650

FOODS - 3.2%
Chiquita Brands International, Inc............         8,000             114,000
Hormel Foods Corporation......................         2,400              71,400
                                                                       ---------
                                                                         185,400

HOUSEHOLD FURNISHINGS & APPLIANCES - 1.0%
Leggett & Platt, Inc..........................         1,400              60,200

HOUSEHOLD PRODUCTS - 2.9%
Dial Corporation..............................         4,500              75,937
Kimberly-Clark Corporation....................         2,000              94,875
                                                                       ---------
                                                                         170,812

INSURANCE - LIFE/HEALTH - 2.0%
Aflac, Inc....................................         2,100             115,631

INSURANCE - MULTILINE - 0.9%
Leucadia National Corporation.................         1,600              51,000

INSURANCE - PROPERTY - 1.3%
W.R. Berkley Corporation......................         1,400              77,438

LEISURE TIME PRODUCTS - 3.0%
Hasbro, Inc...................................         4,000             107,500
Mattel, Inc...................................         2,000              66,875
                                                                       ---------
                                                                         174,375

MANUFACTURING-DIVERSIFIED - 3.0%
Textron, Inc..................................           400              24,925
U. S. Industries, Inc.*.......................         4,000             152,000
                                                                       ---------
                                                                         176,925

                            See accompanying notes.

                       SECURITY EQUITY FUND - VALUE SERIES
                             STATEMENT OF NET ASSETS
                                 AUGUST 31, 1997
                                   (UNAUDITED)

                                                       NUMBER           MARKET
COMMON STOCKS                                        OF SHARES          VALUE
--------------------------------------------------------------------------------

MEDICAL PRODUCTS & SUPPLIES - 2.0%
ATL Ultrasound, Inc.*.........................         1,000         $    40,625
Sunrise Medical, Inc.*........................         5,300              78,506
                                                                       ---------
                                                                         119,131

METALS & MINING - 0.6%
Cyprus Amax Minerals Company..................         1,500              37,875

NATURAL GAS - 5.3%
Coastal Corporation...........................           700              40,425
Eastern Enterprises...........................         4,500             160,594
Peoples Energy Corporation....................         3,000             113,063
                                                                       ---------
                                                                         314,082

OFFICE EQUIPMENT & SUPPLIES - 2.3%
Corporate Express, Inc.*......................         8,000             136,500

OIL & GAS - EXPLORATION & PRODUCTION - 6.7%
Apache Corporation............................         2,000              79,375
Forcenergy, Inc.*.............................         4,800             174,000
Lousiana Land & Exploration Company...........           900              68,905
Noble Affiliates, Inc.........................         1,600              74,200
                                                                       ---------
                                                                         396,480

PUBLISHING - 0.6%
McGraw-Hill Companies, Inc....................           600              36,788

PUBLISHING - NEWSPAPER - 2.5%
E.W. Scripps Company..........................         3,800             149,388

REAL ESTATE INVESTMENT TRUSTS - 0.1%
CCA Prison Realty Trust*......................           200               6,625

RESTAURANTS - 3.5%
The Cheesecake Factory*.......................         7,500             207,188

RETAIL - SPECIALTY - 4.2%
Autozone, Inc.*...............................         3,000              84,750
Payless ShoeSource, Inc.*.....................           800              51,300
Toys "R" Us, Inc.*............................         1,100              38,019
Woolworth Corporation*........................         3,300              73,837
                                                                       ---------
                                                                         247,906

SERVICES - ADVERTISING / MARKETING - 1.0%
Acxiom Corporation*...........................         3,300              58,575

                            See accompanying notes.

                       SECURITY EQUITY FUND - VALUE SERIES
                             STATEMENT OF NET ASSETS
                                 AUGUST 31, 1997
                                   (UNAUDITED)

                                                       NUMBER           MARKET
COMMON STOCKS                                        OF SHARES          VALUE
--------------------------------------------------------------------------------

SERVICES - COMMERCIAL & CONSUMER - 2.7%
Angelica Corporation..........................         9,000         $   161,438

STEEL - 1.8%
Cleveland Cliffs, Inc.........................         2,600             108,388

TRUCKING - 1.0%
US Freightways Corporation....................         2,000              60,000
                                                                       ---------

TOTAL COMMON STOCKS - 97.0%...................                         5,712,719

CASH AND OTHER ASSETS, LESS LIABILITIES 3.0%..                           175,466
                                                                       ---------

TOTAL NET ASSETS - 100.0%.....................                       $ 5,888,185
                                                                       =========

*Securities on which no cash dividend was paid during the preceding twelve months

                            See accompanying notes.

                                  BALANCE SHEET
                                 AUGUST 31, 1997
                                   (Unaudited)

                                                                      SECURITY
                                                                     EQUITY FUND
                                                                    VALUE SERIES
                                                                    ------------

ASSETS
Investments, at value (identified cost $5,179,324)............       $ 5,712,719

Cash                                                                     137,171
Receivables:
    Fund shares sold..........................................            69,943
    Securities sold...........................................            84,433
    Interest..................................................             1,123
    Dividends.................................................             8,895
Prepaid expenses..............................................            15,923
                                                                       ---------
       Total assets...........................................       $ 6,030,207
                                                                       =========

LIABILITIES AND NET ASSETS
Liabilities
Payables:
    Securities purchased......................................       $   136,648
Other Liabilities:
    Custodian fees............................................               843
    Transfer & administration fees............................                29
    12b-1 distribution plan fees..............................               175
    Miscellaneous fees........................................             1,158
    Other payables............................................             3,169
                                                                       ---------
       Total liabilities......................................           142,022
Net Assets:
Paid in capital...............................................         5,286,756
Undistributed net investment income...........................             4,745
Accumulated undistributed net realized gain on
  sale of investments.........................................            63,289
Net unrealized appreciation in value of investments...........           533,395
                                                                       ---------
       Net assets.............................................         5,888,185
                                                                       ---------
          Total liabilities and net assets....................         6,030,207
                                                                       =========

CLASS "A" SHARES
Capital shares outstanding....................................           220,274
Net assets....................................................       $ 2,700,929
Net asset value per share (net assets divided by
  shares outstanding).........................................       $     12.26
Add: selling commission (5.75% of the offering price).........              0.75
                                                                       ---------
Offering price per share (net asset value divided by 94.25%)..       $     13.01
                                                                       =========

CLASS "B" SHARES
Capital shares outstanding....................................           260,544
Net assets....................................................       $ 3,187,256
Net asset value per share (net assets divided by
  shares outstanding).........................................       $     12.23
                                                                       =========

                            See accompanying notes.

                             STATEMENT OF OPERATIONS
               FOR THE PERIOD MAY 1, 1997 THROUGH AUGUST 31, 1997
                                   (Unaudited)

                                                                      SECURITY
                                                                     EQUITY FUND
                                                                    VALUE SERIES
                                                                    ------------
INVESTMENT INCOME:
    Dividends..................................................      $    15,305
    Interest...................................................            6,278
                                                                       ---------
       Total investment income.................................           21,583

EXPENSES:
    Management fees............................................           11,162
    Custodian fees.............................................              843
    Transfer & maintenance fees................................              920
    Administration fees........................................            1,005
    Directors' fees............................................               22
    Professional fees..........................................              797
    Reports to shareholders....................................               18
    Registration fees..........................................            6,904
    12b-1 distribution plan fees (Class B).....................            5,959
    Other expenses.............................................              370
                                                                       ---------
                                                                          28,000
    Less management fees waived................................         (11,162)
                                                                       ---------
       Total expenses..........................................           16,838
                                                                       ---------
          Net investment income................................            4,745

NET REALIZED AND UNREALIZED GAIN
 Net realized gain during the period on:
    Investments................................................           63,289

Net change in unrealized appreciation during the period on:
    Investments................................................          533,395
                                                                       ---------

       Net gain................................................          596,684
                                                                       ---------
          Net increase in net assets resulting from operations.      $   601,429
                                                                       =========

                            See accompanying notes.

                       STATEMENT OF CHANGES IN NET ASSETS
                FOR THE PERIOD MAY 1, 1997 THROUGH AUGUST 31,1997
                                   (Unaudited)

                                                                      SECURITY
                                                                     EQUITY FUND
                                                                    VALUE SERIES
                                                                    ------------
INCREASE IN NET ASSETS FROM OPERATIONS:
    Net investment income......................................      $     4,745
    Net realized gain..........................................           63,289
    Unrealized appreciation during the period..................          533,395
                                                                       ---------
       Net increase in net assets resulting from operations....          601,429

CAPITAL SHARE TRANSACTIONS (A):
 Proceeds from sale of shares:
       Class A.................................................        2,426,467
       Class B.................................................        2,883,121
    Shares redeemed:
       Class A.................................................          (9,573)
       Class B.................................................         (13,259)
                                                                       ---------
          Net increase from capital share transactions.........        5,286,756
                                                                       ---------

          Total increase in net assets.........................      $ 5,888,185
                                                                       =========

NET ASSETS:
    Beginning of period........................................              ---
    End of period..............................................      $ 5,888,185
                                                                       =========
    Undistributed net investment income at end of period.......      $     4,745
                                                                       =========

(a)  Shares issued and redeemed

     Shares sold

        Class A................................................          221,107
        Class B................................................          261,735
     Shares redeemed
        Class A................................................            (833)
        Class B................................................          (1,191)
                                                                       ---------
        Net increase...........................................          480,818
                                                                       =========

                            See accompanying notes.

                              FINANCIAL HIGHLIGHTS
               FOR THE PERIOD MAY 1, 1997 THROUGH AUGUST 31, 1997
                                   (Unaudited)

SECURITY EQUITY FUND - VALUE SERIES

                                           FISCAL PERIOD ENDED AUGUST 31,1997
                                         ---------------------------------------
                                         CLASS A (A)(B)(C)     CLASS B (A)(B)(C)

PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD......      $10.00               $ 10.00
INCOME FROM INVESTMENT OPERATIONS........
Net Investment Income....................       0.030                 0.000
Net Gain On Securities
 (realized and unrealized)...............       2.230                 2.230
                                               ------                 -----
Total from investment operations.........       2.260                 2.230
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)...        0.00                  0.00
Distributions (from Capital Gains).......        0.00                  0.00
                                               ------                  ----
    Total Distributions..................        0.00                  0.00
                                               ------                  ----
NET ASSET VALUE END OF PERIOD............      $12.26               $ 12.23
                                                =====                 =====
TOTAL RETURN (A).........................       2.60%                22.30%

RATIOS/SUPPLEMENTAL DATA

Net Assets End of Period (thousands).....      $2,701               $ 3,187
Ratio of Expenses to Average Net Assets..       1.09%                 1.96%
Ratio of Net Income to Average
  Net Assets.............................       0.90%                 0.03%
Portfolio Turnover Rate..................         25%                   25%
Average Commission Paid Per Equity
 Share Traded............................     $0.0600               $0.0600

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B shares.

(b) Security Value Fund was initially capitalized on May 1, 1997, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.

(c) Fund expenses were reduced by the Investment Manager during the period and expense ratios absent such reimbursement would have been as follows.

                                  Class A     2.09%
                                  Class B     2.96%

(d) Net investment income was computed using the average month-end shares outstanding throughout the period.

                            See accompanying notes.

                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 1997
                                   (Unaudited)


1.   SIGNIFICANT ACCOUNTING POLICIES

     Security  Equity Fund is  registered  under the  Investment  Company Act of
     1940, as amended, as a diversified, open-end management company of the series type. The Value Series (the Fund) is a series of the Security Equity Fund. The Class B shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of the shares within five years of acquisition incur a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     A. Valuations of the Fund's securities are supplied by a pricing service approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on prices from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or the Fund's investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value. The Fund generally will value short-term debt securities at prices based on market quotations for securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

     B. Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains or losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) plus foreign taxes recoverable (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized.

     C. Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments relating to the expiration of net operating losses.

     D. Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable net income and net realized gains sufficient to relieve it from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

2.   MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Management fees are payable to Security Management Company, LLC (SMC) under an investment advisory contract at an annual rate of 1% of the average daily net assets of the fund. SMC has agreed to waive all the management fees until April 30, 1998.

     SMC also acts as the administrative agent and transfer agent for the Fund and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for the Fund. For these services, the Investment Manager receives an administrative fee equal to .09% of the average daily net assets of the Fund. For

                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 1997
                                   (Unaudited)


     transfer agent services, SMC is paid an annual fixed charge per account as well as a transaction fee for all shareholder and dividend payments.

     The Fund has adopted a Distribution Plan related to the offering Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides for payment at an annual rate of 1.0% of the average net assets of the Fund's Class B shares.

     Security  Distributors,  Inc.  (SDI),  a  wholly-owned  subsidiary  SMC, is national distributor for the Fund. SDI received net underwriting commissions on sales of Class A shares and contingent deferred sales charges on redemptions occurring within 5 years of the date of purchase of Class B shares, after allowances to brokers and dealers for the period May 1, 1997 to August 31, 1997, in the amounts presented below

              SDI underwriting Class A..............     $   1,802
              CDSC (Class B)........................     $       2
              Broker/Dealer (Class A)...............     $  71,190
              Broker/Dealer (Class B)...............     $ 105,801

     Certain officers and directors of the Fund are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

3.   FEDERAL INCOME TAX MATTERS

     For federal income tax purposes, the amounts of unrealized appreciation (depreciation) at August 31, 1997, were as follows:

              Gross unrealized appreciation.........     $ 592,431
              Gross unrealized depreciation.........     $(59,036)
                                                         ---------
              Net unrealized appreciation...........     $ 533,395
                                                          ========

4.   INVESTMENT TRANSACTIONS

     Investment transactions for the period May 1, 1997 to August 31, 1997, (excluding overnight investments and short-term commercial paper) are as follows:

              Purchases.............................     $5,424,163
              Proceeds from sales...................     $  308,128

                            PART C. OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

          a.  Financial Statements

              Included in Part A of this Registration Statement:

                   Per Share Income and Capital Changes

              Included in Part B of this Registration Statement:

                   The audited financial statements contained in the most recent
              Annual Report of Security Equity Fund for the fiscal year end September 30, 1996, the unaudited Semiannual Report of Security Equity Fund for the period ended March 31, 1997, the unaudited financial statements of Social Awareness Series for the period November 4, 1996 (date of inception) to March 31, 1997, and the unaudited financial statements of Value Series for the period May 1, 1997 (date of inception) to August 31, 1997, are incorporated by reference in Part B of this Registration Statement.

          b.  Exhibits:

               (1)  Articles of Incorporation.
               (2)  Corporate Bylaws of Registrant.(b)
               (3)  Not applicable.
               (4) Specimen copy of share certificates for Registrant's shares of capital stock.(d)
               (5)  (a)  Investment Management and Services Agreement.
                    (b)  Sub-Advisory Contract - Lexington.(b)
                    (c)  Sub-Advisory Contract - Meridian.(d)
                    (d)  Sub-Advisory Contract - Strong.
               (6)  (a)  Distribution Agreement.
                    (b)  Class B Distribution Agreement.
               (7)  Form of Non-Qualified Deferred Compensation Plan.(b)
               (8)  (a)  Custodian Agreement - UMB Bank.
                    (b)  Custodian Agreement - Chase Manhattan Bank (Global).(c)
                    (c)  Custodian Agreement - Chase Manhattan Bank
                         (Asset Allocation).(c)
               (9)  Not applicable.
              (10) Opinion of counsel as to the legality of the securities offered.(a)
              (11)  Consent of Independent Auditors.
              (12)  Not applicable.
              (13)  Not applicable.
              (14)  Not applicable.
              (15)  (a)  Class B Distribution Plan.(b)
                    (b)  Class A Distribution Plan.
              (16)  Schedule of Computation of Performance.
              (17)  Financial Data Schedules.
              (18)  Multiple Class Plan.(c)

(a)  Incorporated   herein  by  reference   to  the  Exhibits   filed  with  the
     Registrant's Post-Effective Amendment No. 71 to Registration Statement 2-19458 (June 1, 1995).

(b)  Incorporated   herein  by  reference   to  the  Exhibits   filed  with  the
     Registrant's Post-Effective Amendment No. 72 to Registration Statement 2-19458 (June 1, 1995).

(c)  Incorporated   herein  by  reference   to  the  Exhibits   filed  with  the
     Registrant's Post-Effective Amendment No. 73 to Registration Statement 2-19458 (December 1, 1995).

(d) Incorporated herein by reference to the Exhibits filed with Registrant's Post-Effective Amendment No. 79 to Registration Statement 2-19458 (October 15, 1997).

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          Not applicable.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES AS OF SEPTEMBER 30, 1997.

                    (1)                                (2)
                                                NUMBER OF RECORD
              TITLE OF CLASS                      SHAREHOLDERS

          Shares of Common Stock      32,215   Class A - Equity Series
                                       6,451   Class B - Equity Series
                                       2,787   Class A - Global Series
                                       1,664   Class B - Global Series
                                         467   Class A - Asset Allocation Series
                                         200   Class B - Asset Allocation Series
                                         302   Class A - Social Awareness Series
                                         197   Class B - Social Awareness Series
                                         223   Class A - Value Series
                                         134   Class B - Value Series

ITEM 27.  INDEMNIFICATION.

          A policy of insurance covering Security Management Company, LLC, its affiliate Security Distributors, Inc., and all of the registered investment companies advised by Security Management Company, LLC insures the Registrant's directors and officers against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

          Article Tenth of Registrant's Articles of Incorporation provides in relevant part as follows:

          "(5) Each director and officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against reasonable costs and expenses incurred by him in connection with any action, suit or proceeding to which he is made a party by reason of his being or having been a Director or officer of the Corporation, except in relation to any action, suit or proceeding in which he has been adjudged liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication which expressly absolves the Director or officer of liability to the Corporation or its stockholders for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or in the event of a settlement, each Director and officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against payment made, including reasonable costs and expenses, provided that such indemnity shall be conditioned upon a written opinion of independent counsel that the Director or officer has no liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The indemnity provided herein shall, in the event of settlement of any such action, suit or proceeding, not exceed the costs and expenses (including attorneys' fees) which would reasonably have been incurred if such action, suit or proceeding had been litigated to a final conclusion. Such a determination by independent counsel and the payment of amounts by the Corporation on the basis thereof shall not prevent a stockholder from challenging such indemnification by appropriate legal proceeding on the grounds that the officer or Director was liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The foregoing rights and indemnification shall not be exclusive of any other rights to which the officers and Directors may be entitled according to law."

          Article Sixteenth of Registrant's Articles of Incorporation, as amended December 10, 1987, provides as follows:

          "A director shall not be personally liable to the corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director:

          A. for any breach of his or her duty of loyalty to the corporation or to its stockholders;

          B. for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

          C. for an unlawful dividend, stock purchase or redemption under the provisions of Kansas Statutes Annotated (K.S.A.) 17-6424 and amendments thereto; or

          D. for any transaction from which the director derived an improper personal benefit."

          Item Thirty of Registrant's Bylaws, dated February 3, 1995, provides, in relevant part, as follows:

          "Each person who is or was a Director or officer of the Corporation or is or was serving at the request of the Corporation as a Director or officer of another corporation (including the heirs, executors, administrators and estate of such person) shall be indemnified by the Corporation as of right to the full extent permitted or authorized by the laws of the State of Kansas, as now in effect and is hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorneys' fees) asserted or threatened against and incurred by such person in his/her capacity as or arising out of his/her status as a Director or officer of the Corporation or, if serving at the request of the Corporation, as a Director or officer of another corporation. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under the Articles of Incorporation, under any other bylaw or under any agreement, vote of stockholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

          No person shall be liable to the Corporation for any loss, damage, liability or expense suffered by it on account of any action taken or omitted to be taken by him/her as a Director or officer of the Corporation or of any other corporation which (s)he serves as a Director or officer at the request of the Corporation, if such person
          (a) exercised the same degree of care and skill as a prudent person would have exercised under the circumstances in the conduct of his/her own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the Corporation, or for such other corporation, or upon statement made or information furnished by Directors, officers, employees or agents of the Corporation, or of such other corporation, which (s)he had no reasonable grounds to disbelieve.

          In the event any provision of this section 30 shall be in violation of the Investment Company Act of 1940, as amended, or of the rules and regulations promulgated thereunder, such provisions shall be void to the extent of such violations."

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER

          Security Management Company, LLC also acts as investment manager to Corporate Bond, Limited Maturity Bond, U.S. Government and High Yield Series of Security Income Fund, SBL Fund, Security Cash Fund, Security Growth and Income Fund, Security Tax-Exempt Fund, and Security Ultra Fund.

                                      Business* and Other Connections of the
                                      Executive Officers and Directors of
                   Name               Registrant's Adviser
          ----------------------      ------------------------------------------

          Jeffrey B. Pantages         President and Chief Investment Officer
                                        (until October 1997)
                                      Security Management Company, LLC

                                      Director (until October 1997)
                                        Security Cash Fund, Security Income
                                        Fund, Security Tax-Exempt Fund, SBL
                                        Fund, Security Growth and Income Fund,
                                        Security Equity Fund, Security Ultra
                                        Fund

                                      Senior Vice President and Chief Investment
                                      Officer (until October 1997)
                                        Security Benefit Life Insurance Company
                                        Security Benefit Group, Inc.

                                      Director
                                        Mulvane Art Center
                                        Mulvane Art Museum
                                        Washburn University
                                        17th & Jewell
                                        Topeka, Kansas
                                        United Way of Greater Topeka
                                        P.O. Box 4188
                                        Topeka, Kansas

          James R. Schmank            Senior Vice President, Treasurer, Chief
                                      Fiscal Officer and Managing Member
                                      Representative
                                        Security Management Company, LLC
                                      Vice President and Director
                                        Security Distributors, Inc.
                                      Vice President
                                        Security Benefit Group, Inc.
                                        Security Benefit Life Insurance Company
                                      Vice President and Treasurer
                                        Security Growth and Income Fund,
                                        Security Income Fund, Security Cash
                                        Fund, Security Tax-Exempt Fund, Security
                                        Ultra Fund, Security Equity Fund, SBL
                                        Fund

                                      Business* and Other Connections of the
                                      Executive Officers and Directors of
                Name                  Registrant's Adviser
          ------------------          ----------------------------------------

          John D. Cleland             Senior Vice President and Managing Member
                                      Representative
                                        Security Management Company, LLC
                                      President and Director
                                        Security Cash Fund, Security Income
                                        Fund, Security Tax-Exempt Fund, SBL
                                        Fund, Security Growth and Income Fund,
                                        Security Equity Fund, Security Ultra
                                        Fund
                                      Senior Vice President
                                        Security Benefit Life Insurance Company
                                        Security Benefit Group, Inc.
                                      Vice President and Director
                                        Security Distributors, Inc.
                                      Trustee and Treasurer
                                        Mount Hope Cemetery Corporation
                                        4700 SW 17th
                                        Topeka, Kansas
                                      Trustee and Investment Committee Chairman
                                        Topeka Community Foundation
                                        5100 SW 10th
                                        Topeka, Kansas

          James W. Lammers            Senior Vice President and Director
                                      (until October 1997)
                                        Security Management Company, LLC
                                        Security Distributors, Inc.
                                      Director (until November 1996)
                                        Security Management Company

          Donald E. Caum              Director (until November 1996)
                                        Security Management Company
                                      Senior Vice President
                                        Security Benefit Life Insurance Company
                                        Security Benefit Group, Inc.
                                      Director
                                        YMCA Metro, Topeka, Kansas
                                      Executive Director
                                        Jayhawk Area Council Boy Scouts of
                                        America,
                                        Topeka, Kansas
                                        Metropolitan Ballet, Topeka, Kansas

          James L. Woods              Senior Vice President (until July 1997)
                                        Security Management Company,  LLC
                                        Security Benefit Life Insurance Company
                                        Security  Benefit Group, Inc.

                                      Business* and Other Connections of the
                                      Executive Officers and Directors of
                Name                  Registrant's Adviser
          ------------------          ----------------------------------------

          Mark E. Young               Vice President
                                        Security Growth and Income Fund,
                                        Security Income Fund, Security Cash
                                        Fund, Security Tax-Exempt Fund, Security
                                        Ultra Fund, Security Equity Fund, SBL
                                        Fund, Security Management Company, LLC,
                                        Security Distributors, Inc.
                                      Assistant Vice President
                                        Security Benefit Life Insurance Company,
                                        First Security Benefit Life Insurance
                                        and Annuity Company of New York,
                                        Security Benefit Group, Inc.
                                      Trustee
                                        Topeka Zoological Foundation,
                                        Topeka, Kansas

          Terry A. Milberger          Senior Portfolio Manager and Senior Vice
                                      President
                                        Security Management Company, LLC
                                      Vice President
                                        Security Equity Fund, SBL Fund

          Jane A. Tedder              Vice President and Senior Economist
                                        Security Management Company, LLC
                                      Vice President
                                        Security Income Fund, SBL Fund,
                                        Security Equity Fund

          Amy J. Lee                  Vice President and Associate General
                                      Counsel
                                        Security Benefit Life Insurance Company
                                        Security Benefit Group, Inc.
                                      Secretary
                                        Security Management Company, LLC,
                                        Security Distributors, Inc., Security
                                        Cash Fund, Security Equity Fund,
                                        Security Tax-Exempt Fund, Security Ultra
                                        Fund, SBL Fund, Security Growth and
                                        Income Fund, Security Income Fund

                                      Business* and Other Connections of the
                                      Executive Officers and Directors of
                 Name                 Registrant's Adviser
          ------------------          ----------------------------------------

          Brenda M. Harwood           Assistant Vice President, Assistant
                                      Treasurer and Assistant Secretary
                                        Security Management Company, LLC
                                      Assistant Treasurer and Assistant
                                      Secretary
                                        Security Equity Fund, Security Ultra
                                        Fund, Security Growth and Income Fund,
                                        Security Income Fund, Security Cash
                                        Fund, SBL Fund, Security Tax-Exempt Fund
                                      Treasurer
                                        Security Distributors, Inc.

          Steven M. Bowser            Second Vice President and Portfolio
                                      Manager
                                        Security Management Company, LLC
                                      Second Vice President
                                        Security Benefit Life Insurance Company
                                        Security Benefit Group, Inc.

          Thomas A. Swank             Vice President and Portfolio Manager
                                        Security Management Company, LLC
                                      Vice President
                                        Security Benefit Life Insurance Company
                                        Security Benefit Group, Inc.

          Barbara J. Davison          Assistant Vice President and Portfolio
                                      Manager
                                        Security Management Company, LLC
                                      Assistant Vice President
                                        Security Benefit Life Insurance Company
                                        Security Benefit Group, Inc.
                                      Vice-Chairman
                                        Topeka Chapter American Red Cross
                                        Topeka, Kansas

          Cindy L. Shields            Assistant Vice President and Portfolio
                                      Manager
                                        Security Management Company, LLC
                                        Assistant Vice President
                                        Security Ultra Fund, SBL Fund,
                                        Security Equity Fund

          Larry L. Valencia           Assistant Vice President and Senior
                                      Research Analyst
                                        Security Management Company, LLC

                                      Business* and Other Connections of the
                                      Executive Officers and Directors of
                 Name                 Registrant's Adviser
          ------------------          ----------------------------------------

          James P. Schier             Assistant Vice President and Portfolio
                                      Manager
                                        Security Management Company, LLC
                                      Assistant Vice President
                                        Security Benefit Life Insurance Company
                                        Security Benefit Group, Inc.

          David Eshnaur               Assistant Vice President and Portfolio
                                      Manager
                                        Security Management Company, LLC
                                      Assistant Vice President
                                        SBL Fund, Security Income Fund

          Martha L. Sutherland        Second Vice President
                                        Security Management Company, LLC
                                      Vice President
                                        Security Benefit Life Insurance Company
                                        Security Benefit Group, Inc.

          *Located at 700 Harrison, Topeka, Kansas 66636-0001.

          LEXINGTON MANAGEMENT CORPORATION:

          Lexington Management Corporation, sub-adviser to Global Series, acts as investment adviser, sub-adviser and/or sponsor to 21 investment companies other than Registrant.

                                      Business* and Other Connections of the
                                      Executive Officers and Directors of
                 Name                 Registrant's Adviser
          ------------------          ----------------------------------------

          Robert M. DeMichele         President and Director
                                        Lexington Global Asset Managers, Inc.
                                      Chairman and Chief Executive Officer
                                        Lexington Management Corporation,
                                        Lexington Funds Distributor, Inc.
                                      Director
                                        Chartwell Re Corporation,
                                        The Navigator's Insurance Group, Inc.,
                                        Unione Italiana Reinsurance,
                                        Vanguard Cellular Systems, Inc.
                                      Chairman of the Board
                                        Lexington Group of Investment Companies,
                                        Market Systems Research, Inc.,
                                        Market Systems Research Advisors, Inc.

                                      Business* and Other Connections of the
                                      Executive Officers and Directors of
                 Name                 Registrant's Adviser
          ------------------          ----------------------------------------

          Richard M. Hisey            Executive Vice President and Chief
                                      Financial Officer
                                        Lexington Global Asset Managers, Inc.
                                      Chief Financial Officer, Managing Director and Director
                                        Lexington Management Corporation
                                      Chief Financial Officer, Vice President
                                      and Director
                                        Lexington Funds Distributor, Inc.
                                      Vice President and Treasurer
                                        Market Systems Research Advisors, Inc.
                                      Chief Financial Officer and Vice President
                                        Lexington Group of Investment Companies

          Lawrence Kantor             Executive Vice President and General
                                      Manager-Mutual Funds
                                        Lexington Global Asset Managers, Inc.
                                      Executive Vice President, Managing
                                      Director and Director
                                        Lexington Management Corporation
                                      Executive Vice President and Director
                                        Lexington Funds Distributor, Inc.
                                      Vice President and Director
                                        Lexington Group of Investment Companies

          Stuart S. Richardson        Chairman of the Board
                                        Lexington Global Asset Managers, Inc.
                                      Director
                                        Lexington Management Corporation

          *Located at P.O. Box 1515, Saddle Brook, New Jersey 07663.

          MERIDIAN INVESTMENT MANAGEMENT CORPORATION

          Meridian Investment Management Corporation, sub-adviser to Asset Allocation Series, serves as an investment adviser, sub-adviser and provider of investment research to mutual funds and private accounts representing assets over $650 million.

                                      Business* and Other Connections of the
                                      Executive Officers and Directors of
                  Name                Registrant's Adviser
          ---------------------       ----------------------------------------

          Michael J. Hart             President and Director
                                        Meridian Investment Management
                                        Corporation
                                      President
                                        Meridian Management and Research
                                        Corporation, Meridian Clearing
                                        Corporation

                                      Business* and Other Connections of the
                                      Executive Officers and Directors of
                 Name                 Registrant's Adviser
          ------------------          ----------------------------------------

          Craig T. Callahan           Chief Investment Advisor, Secretary-
                                      Treasurer, and Director
                                        Meridian Investment Management
                                        Corporation
                                      Chief Investment Officer
                                        Meridian Management and Research
                                        Corporation
                                      Vice President
                                        Meridian Clearing Corporation

          Deborah Z. Urtz             Compliance Officer
                                        Meridian Investment Management
                                        Corporation

          Erik L. Jonson              Chief Financial Officer
                                        Meridian Investment Management
                                        Corporation, Meridian Management and
                                        Research Corporation

          *Located  at 12835 E.  Arapahoe  Rd.,  Tower II,  7th Fl.,  Englewood,
           Colorado 80112

          STRONG CAPITAL MANAGEMENT, INC.

          Strong Capital Management, Inc., sub-adviser to Small Company Series, serves as investment adviser to the Strong Funds and provides investment management services for mutual funds and other investment portfolios representing assets over $27 billion.

                                      Business* and Other Connections of the
                                      Executive Officers and Directors of
                 Name                 Registrant's Adviser
          ------------------          ----------------------------------------

          Richard S. Strong           Director, Chairman, Chief Investment
                                      Officer and Portfolio Manager
                                        Strong Capital Management, Inc.

          Richard T. Weiss            Director and Portfolio Manager
                                        Strong Capital Management, Inc.

          John Dragisic               President and Director
                                        Strong Capital Management, Inc.

          Joseph R. DeMartine         Senior Vice President and Chief Marketing
                                      Officer
                                        Strong Capital Management, Inc.

          Thomas P. Lemke             Acting Chief Operating Officer, Senior
                                      Vice President, General Counsel,
                                      Secretary and Chief Compliance Officer
                                        Strong Capital Management, Inc.

                                      Business* and Other Connections of the
                                      Executive Officers and Directors of
                 Name                 Registrant's Adviser
          ------------------          ----------------------------------------

          Lawrence A. Totsky          Senior Vice President - Mutual Fund
                                      Administration
                                        Strong Capital Management, Inc.

          Rochelle Lamm Wallach       Senior Vice President
                                        Strong Capital Management, Inc.

          Stephen J. Shenkenberg      Vice President, Assistant Secretary, and
                                      Deputy General Counsel
                                        Strong Capital Management, Inc.

          Michael E. Fisher           Senior Vice President
                                        Strong Capital Management, Inc.
                                      Managing Director
                                        International Business Group

          Kenneth M. Landis           Senior Vice President and Chief
                                      Information Officer
                                        Strong Capital Management, Inc.

          *Located at 100 Heritage Reserve, Menomonee Falls, WI 53051

ITEM 29.  PRINCIPAL UNDERWRITERS

          (a)  Security Ultra Fund
               Security Income Fund
               Security Growth & Income Fund
               Security Tax-Exempt Fund
               Variflex Variable Annuity Account
               Varilife Variable Annuity Account
               Security Varilife Separate Account
               Variable Annuity Account VIII (Variflex LS)
               Variable Annuity Account VIII (Variflex Signature)

          (b)
               Name and Principal   Position and Offices    Position and Offices
               Business Address*      with Underwriter         with Registrant
               ------------------   --------------------    --------------------

               Richard K Ryan       President and                  None
                                    Director

               John D. Cleland      Vice President and      President and
                                    Director                Director

               James R. Schmank     Vice President and      Vice President and
                                    Director                Treasurer

               Mark E. Young        Vice President          Vice President

               Name and Principal   Position and Offices    Position and Offices
               Business Address*      with Underwriter        with Registrant
               ------------------   --------------------    --------------------

               Amy J. Lee           Secretary               Secretary

               Brenda M. Harwood    Treasurer               Assistant Secretary
                                                            and Assistant
                                                            Treasurer

               Daniel J. McNichol   Vice President                 None

               Jennifer A. Zaat     Regional Vice President        None

               Kent N. Spillman     Regional Vice President        None

               Carla D. Griffin     Regional Vice President        None

               Anthony Hammock      Regional Vice President        None

               William G. Mancuso   Regional Vice President        None

               Clark A. Anderson    Regional Vice President        None

               Paul A. Richardson   Regional Vice President        None

               Marek E. Lakotko     Regional Vice President        None

               Eric M. Aanes        Regional Vice President        None

               Susan L. Tully       Regional Vice President        None

               *700 Harrison, Topeka, Kansas 66636-0001

          (c)  Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

          Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by Security Management Company, LLC, 700 Harrison, Topeka, Kansas 66636-0001; Lexington Management Corporation, Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663; Meridian Investment Management Corporation, 12835 East Arapahoe Road, Tower II, 7th Floor, Englewood, Colorado, 80112; Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, Wisconsin, 53051; and Templeton/Franklin Investment Services, Inc., 777 Mariners Island Boulevard, San Mateo, California 94404. Records relating to the duties of the Registrant's custodian are maintained by UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri 64106 and Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, New York 11245.

ITEM 31.  MANAGEMENT SERVICES.

          Not applicable.

ITEM 32.  UNDERTAKINGS.

          (a)  Not applicable.

          (b)  Not applicable.

          (c) Upon the inclusion of Item 5A's required performance information in the Registrant's annual report, the Registrant hereby undertakes to furnish each person, to whom a prospectus is delivered, a copy of the Registrant's latest report to shareholders upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Topeka, and State of Kansas on the 8th day of October, 1997.

                                                          SECURITY EQUITY FUND
                                                            (The Registrant)

                                                 By: JOHN D. CLELAND
                                                     ---------------------------
                                                     John D. Cleland, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

                                                 Date: October 8, 1997
                                                       -------------------------


DONALD A. CHUBB, JR.                    Director
-------------------------------
Donald A. Chubb, Jr.

JOHN D. CLELAND                         President and Director
-------------------------------
John D. Cleland

DONALD L. HARDESTY                      Director
-------------------------------
Donald L. Hardesty

PENNY A. LUMPKIN                        Director
-------------------------------
Penny A. Lumpkin

MARK L. MORRIS, JR.                     Director
-------------------------------
Mark L. Morris, Jr.

JEFFREY B. PANTAGES                     Director
-------------------------------
Jeffrey B. Pantages

HUGH L. THOMPSON                        Director
-------------------------------
Hugh L. Thompson

                                  EXHIBIT INDEX

 (1)  Articles of Incorporation

 (2)  None

 (3)  None

 (4)  None

 (5)  (a)  Investment  Management  and Services  Agreement
      (b)  None
      (c)  None
      (d)  Sub-Advisory Contract - Strong

 (6)  (a)  Distribution Agreement
      (b)  Class B Distribution Agreement

 (7)  None

 (8)  (a)  Custodian Agreement - UMB Bank
      (b)  None
      (c)  None

 (9)  None

(10)  None

(11)  Consent of Independent Auditors

(12)  None

(13)  None

(14)  None

(15)  (a) None
      (b)  Class A Distribution Plan

(16)  Schedule of Computation of Performance

(17)  Financial Data Schedules

(18)  None